UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-03857

American Funds Insurance Series
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Steven I. Koszalka
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

American Funds Insurance Series

[photo of a man standing on a rock overlooking a lake - snow covered mountains and trees in the background]

Semi-annual report for the six months ended June 30, 2009

American Funds Insurance Series® is the underlying investment vehicle for several variable annuities and insurance products. The investment adviser for American Funds Insurance Series is Capital Research and Management Company.SM For nearly 80 years, Capital Research has invested with a long-term focus based on thorough research and attention to risk.

The summary investment portfolios (with the exception of Cash Management Fund, which shows a complete listing of its portfolio holdings) are designed to streamline this report and help investors better focus on the funds’ principal holdings. For details on how to obtain a complete schedule of portfolio holdings for each fund in the series, please see the outside back cover.

Investment results, unless otherwise indicated, are for Class 2 shares of the funds in American Funds Insurance Series. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include deduction of the additional 0.25% annual expense for Class 2 shares and 0.18% for Class 3 shares under the series’ plans of distribution.

The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. The series’ investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Equity investments are subject to market fluctuations. Investing outside the United States (especially in developing countries) may be subject to additional risks, such as currency and interest rate fluctuations, local, regional or global political, social or economic instability, differing securities regulations and accounting standards, possible changes in taxation and periods of illiquidity. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal. See the funds’ prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

[photo of a man standing on a rock overlooking a lake - snow covered mountains and trees in the background]

In this report

Investment portfolios

20	Global Discovery Fund
24	Global Growth Fund
27	Global Small Capitalization Fund
32	Growth Fund
36	International Fund
39	New World Fund
43	Blue Chip Income and
Growth Fund
46	Global Growth and Income Fund
50	Growth-Income Fund
54	International Growth and
Income Fund
57	Asset Allocation Fund
61	Bond Fund
65	Global Bond Fund
69	High-Income Bond Fund
74	U.S. Government/AAA-Rated
Securities Fund
77	Cash Management Fund

Fellow investors:

The six months ended June 30, 2009, encompassed the most difficult economic period we have seen since the 1930s. It was a time in which it seemed anything could happen ... and it nearly did! Later, there was a dramatic rise off the lows. Despite the volatility of the first six months of 2009, nearly every investment option in American Funds Insurance Series gained ground during the period.

For the first few months of the period, pessimism on the part of investors over global economic activity and the ongoing financial crisis drove the prices of many securities to new lows. Yet after the stock market reached a low on March 9, equities, corporate bonds and commodities all rallied as investor sentiment coalesced around the notion that the worst might now be behind us. Most global stock markets ended midyear with gains, but most are still down for the past 12 months.

The U.S. stock market, as measured by the unmanaged Standard & Poor’s 500 Composite Index, gained 3.2% during the first half of 2009. Improving sentiment in recent months has been sustained by the announcement of favorable stress-test results for major banks. In addition, the Federal Reserve continued to pump liquidity into the market, targeting the federal funds rate close to zero and increasing its bond purchases. As credit markets stabilized, investors overlooked weak economic and earnings data and began buying stocks of companies whose news was less bad than had been feared.

Outside the U.S., developing countries rallied. In the so-called BRIC countries, the four largest developing-market economies, Brazil (58.6%), Russia (45.9%), India (57.4%) and China (37.6%) all posted robust gains. For the past 12 months, however, Brazil (–38.1%) and Russia (–61.1%) were still down significantly, while China (–8.1%) and India (–5.0%) held up better. (Country returns outside the U.S. are measured by MSCI and are calculated in U.S. dollars with dividends reinvested.)

A coordinated global effort by governments to stimulate the economy also helped to stabilize investor confidence in developed-country stock markets, which managed to gain 6.8%, as measured by the MSCI World Index, during the first six months of the year. Some of the highest returns came from Hong Kong (35.1%), Singapore (32.8%), Norway (29.7%), Sweden (27.7%) and Australia (26.5%).

Results for many markets during the recent rally mirrored their relative results during the previous year’s decline. For example, developing markets, which had fallen the hardest in 2008, had the highest returns of the past six months. On the other hand, recent results for the U.S., which previously had held up better than many other countries, were muted. The same was true in the fixed-income markets, where investors who had previously shunned all but the highest quality securities now embraced risk. By far the strongest gains in the fixed-income market were in high-yield; the Credit Suisse High Yield Index gained 27.2%.

The Citigroup Broad Investment Grade (BIG) Index, a measure of the U.S. bond market, advanced 1.4%. Similarly, the Barclays Capital Global Aggregate Index, which measures the global bond market, was up 1.5%. As on the equity side, debt from developing markets fared much better; the J.P. Morgan Emerging Markets Bond Index Plus gained 12.7%.

Despite the gains made during the period, there is still a substantial amount of uncertainty about how economic activity will develop in the coming months. Unemployment remains high, and housing will be closely watched by investors for signs of improvement. Given that the stock market outlook can be very different from the economic outlook, it is possible to have concerns about the economy and feel somewhat more optimistic about the stock market.

However, the investment picture over the next few years may not typify the trends of recent decades. American consumers have experienced substantial losses to their net worth following the collapse in home prices and the sharp drop in the equity market. It seems unlikely that consumers in the near future will return to spending as they did before the downturn.

We are coming out of an extraordinary period that many of us might view as the watershed event in financial history in our lifetime. There already have been a number of occurrences one might never have suspected — including the collapse of stalwart companies and government intervention in the banking, automotive and insurance industries — and there will probably be more surprises. As such, we should not necessarily expect that the recovery will behave in a historically predictable fashion.

In order to mitigate the inherent risks of the marketplace, our investment professionals rely on their own comprehensive global research effort. We meet with thousands of companies each year with an eye toward selecting the very best securities for our funds. We believe that these efforts will continue to increase the probability of achieving success with our investment programs despite the vagaries of economic and financial conditions.

We look forward to reporting to you again in six months.

Cordially,

/s/ James K. Dunton

James K. Dunton
Vice Chairman of the Board

/s/ Donald D. O’Neal

Donald D. O’Neal
President

August 3, 2009

A volatile period ends on a positive note
Volatile markets often have unpredictable turning points. In March, equity markets began to reverse their steep declines. The change was not triggered as much by upbeat economic data or improved fundamentals as it was by a belief on the part of investors that the global economy was not going to completely melt down. Equity markets in the U.S., developed countries outside the U.S. and developing markets ended the period in positive territory. Developing markets, which fell precipitously last year, had by far the highest returns.

[begin line chart]
	U.S. market (MSCI USA Index)	Developing markets (MSCI Emerging Markets Index)	Developed markets outside U.S. (MSCI World ex USA Index)

12/31/2008	$10,000.00	$10,000.00	$10,000.00
1/1/2009	$10,000.00	$10,020.58	$10,000.00
1/2/2009	$10,317.86	$10,246.53	$10,245.73
1/3/2009	$10,317.86	$10,246.53	$10,245.73
1/4/2009	$10,317.86	$10,246.53	$10,245.73
1/5/2009	$10,278.49	$10,564.71	$10,269.91
1/6/2009	$10,363.45	$10,713.89	$10,281.52
1/7/2009	$10,058.74	$10,498.93	$10,370.30
1/8/2009	$10,098.90	$10,202.46	$10,308.34
1/9/2009	$9,886.95	$10,079.33	$10,173.84
1/10/2009	$9,886.95	$10,079.33	$10,173.84
1/11/2009	$9,886.95	$10,079.33	$10,173.84
1/12/2009	$9,657.63	$9,762.62	$9,968.26
1/13/2009	$9,683.21	$9,721.76	$9,658.89
1/14/2009	$9,357.53	$9,579.80	$9,394.34
1/15/2009	$9,378.93	$9,294.03	$9,181.64
1/16/2009	$9,450.94	$9,493.99	$9,380.67
1/17/2009	$9,450.94	$9,493.99	$9,380.67
1/18/2009	$9,450.94	$9,493.99	$9,380.67
1/19/2009	$9,450.94	$9,423.57	$9,246.21
1/20/2009	$8,948.87	$9,135.74	$8,942.56
1/21/2009	$9,338.44	$9,093.87	$8,901.96
1/22/2009	$9,190.92	$9,081.03	$8,875.71
1/23/2009	$9,244.09	$8,959.33	$8,714.03
1/24/2009	$9,244.09	$8,959.33	$8,714.03
1/25/2009	$9,244.09	$8,959.33	$8,714.03
1/26/2009	$9,295.14	$9,111.03	$9,022.13
1/27/2009	$9,397.77	$9,165.03	$9,192.38
1/28/2009	$9,713.79	$9,417.02	$9,411.13
1/29/2009	$9,395.20	$9,404.22	$9,274.66
1/30/2009	$9,185.33	$9,358.28	$9,068.89
1/31/2009	$9,185.33	$9,358.28	$9,068.89
2/1/2009	$9,185.33	$9,358.28	$9,068.89
2/2/2009	$9,182.11	$9,140.94	$8,859.79
2/3/2009	$9,322.64	$9,286.21	$9,043.04
2/4/2009	$9,267.75	$9,474.01	$9,200.43
2/5/2009	$9,420.92	$9,484.62	$9,157.67
2/6/2009	$9,678.33	$9,855.16	$9,292.25
2/7/2009	$9,678.33	$9,855.16	$9,292.25
2/8/2009	$9,678.33	$9,855.16	$9,292.25
2/9/2009	$9,693.92	$9,984.36	$9,411.51
2/10/2009	$9,228.17	$9,923.80	$9,211.55
2/11/2009	$9,300.82	$9,785.22	$9,115.81
2/12/2009	$9,324.42	$9,594.35	$8,935.06
2/13/2009	$9,234.49	$9,799.86	$9,010.51
2/14/2009	$9,234.49	$9,799.86	$9,010.51
2/15/2009	$9,234.49	$9,799.86	$9,010.51
2/16/2009	$9,234.49	$9,680.93	$8,882.39
2/17/2009	$8,818.46	$9,209.72	$8,550.42
2/18/2009	$8,810.39	$9,129.48	$8,450.17
2/19/2009	$8,712.91	$9,219.30	$8,525.49
2/20/2009	$8,617.79	$8,885.88	$8,245.58
2/21/2009	$8,617.79	$8,885.88	$8,245.58
2/22/2009	$8,617.79	$8,885.88	$8,245.58
2/23/2009	$8,316.31	$9,021.09	$8,209.00
2/24/2009	$8,651.25	$8,890.19	$8,107.51
2/25/2009	$8,563.63	$8,938.00	$8,111.76
2/26/2009	$8,432.30	$8,946.92	$8,242.15
2/27/2009	$8,243.93	$8,831.93	$8,153.95
2/28/2009	$8,243.93	$8,831.93	$8,153.95
3/1/2009	$8,243.93	$8,831.93	$8,153.95
3/2/2009	$7,854.68	$8,404.52	$7,735.64
3/3/2009	$7,808.60	$8,424.19	$7,597.14
3/4/2009	$7,997.84	$8,730.52	$7,784.53
3/5/2009	$7,660.75	$8,637.77	$7,641.83
3/6/2009	$7,674.15	$8,641.41	$7,567.34
3/7/2009	$7,674.15	$8,641.41	$7,567.34
3/8/2009	$7,674.15	$8,641.41	$7,567.34
3/9/2009	$7,598.46	$8,590.29	$7,450.65
3/10/2009	$8,081.36	$8,900.41	$7,770.20
3/11/2009	$8,101.17	$9,074.20	$7,880.15
3/12/2009	$8,430.17	$9,136.06	$7,874.89
3/13/2009	$8,491.34	$9,349.77	$8,051.06
3/14/2009	$8,491.34	$9,349.77	$8,051.06
3/15/2009	$8,491.34	$9,349.77	$8,051.06
3/16/2009	$8,456.12	$9,557.31	$8,280.08
3/17/2009	$8,726.97	$9,597.73	$8,304.58
3/18/2009	$8,905.39	$9,632.44	$8,353.54
3/19/2009	$8,799.72	$9,873.70	$8,768.11
3/20/2009	$8,626.94	$9,795.29	$8,652.52
3/21/2009	$8,626.94	$9,795.29	$8,652.52
3/22/2009	$8,626.94	$9,795.29	$8,652.52
3/23/2009	$9,229.80	$10,262.16	$8,935.07
3/24/2009	$9,046.05	$10,301.71	$8,984.06
3/25/2009	$9,126.98	$10,406.92	$9,023.00
3/26/2009	$9,343.01	$10,625.05	$9,093.88
3/27/2009	$9,149.68	$10,476.15	$8,920.54
3/28/2009	$9,149.68	$10,476.15	$8,920.54
3/29/2009	$9,149.68	$10,476.15	$8,920.54
3/30/2009	$8,835.86	$9,950.97	$8,535.11
3/31/2009	$8,950.34	$10,102.37	$8,695.65
4/1/2009	$9,096.28	$10,295.25	$8,823.35
4/2/2009	$9,361.18	$10,868.62	$9,328.78
4/3/2009	$9,459.10	$10,941.97	$9,281.40
4/4/2009	$9,459.10	$10,941.97	$9,281.40
4/5/2009	$9,459.10	$10,941.97	$9,281.40
4/6/2009	$9,380.37	$11,046.97	$9,221.85
4/7/2009	$9,158.39	$10,920.67	$9,104.83
4/8/2009	$9,267.14	$10,820.28	$9,060.97
4/9/2009	$9,616.89	$11,222.78	$9,282.06
4/10/2009	$9,616.89	$11,284.16	$9,294.96
4/11/2009	$9,616.89	$11,284.16	$9,294.96
4/12/2009	$9,616.89	$11,284.16	$9,294.96
4/13/2009	$9,638.99	$11,365.77	$9,370.56
4/14/2009	$9,447.21	$11,454.44	$9,459.92
4/15/2009	$9,562.05	$11,426.56	$9,383.76
4/16/2009	$9,715.33	$11,513.46	$9,497.91
4/17/2009	$9,764.07	$11,426.32	$9,573.75
4/18/2009	$9,764.07	$11,426.32	$9,573.75
4/19/2009	$9,764.07	$11,426.32	$9,573.75
4/20/2009	$9,345.72	$11,252.50	$9,287.22
4/21/2009	$9,543.93	$11,142.58	$9,253.31
4/22/2009	$9,472.33	$11,178.69	$9,352.84
4/23/2009	$9,559.89	$11,368.75	$9,418.38
4/24/2009	$9,725.63	$11,513.27	$9,658.43
4/25/2009	$9,725.63	$11,513.27	$9,658.43
4/26/2009	$9,725.63	$11,513.27	$9,658.43
4/27/2009	$9,628.67	$11,260.49	$9,627.69
4/28/2009	$9,603.34	$11,087.86	$9,434.32
4/29/2009	$9,816.32	$11,476.58	$9,666.09
4/30/2009	$9,809.74	$11,785.05	$9,830.18
5/1/2009	$9,862.28	$11,786.90	$9,848.65
5/2/2009	$9,862.28	$11,786.90	$9,848.65
5/3/2009	$9,862.28	$11,786.90	$9,848.65
5/4/2009	$10,195.72	$12,467.89	$10,086.08
5/5/2009	$10,155.11	$12,528.62	$10,151.64
5/6/2009	$10,325.11	$12,670.73	$10,261.75
5/7/2009	$10,184.30	$12,726.86	$10,389.23
5/8/2009	$10,429.76	$12,910.61	$10,578.07
5/9/2009	$10,429.76	$12,910.61	$10,578.07
5/10/2009	$10,429.76	$12,910.61	$10,578.07
5/11/2009	$10,213.55	$12,883.97	$10,577.84
5/12/2009	$10,203.03	$12,843.89	$10,555.17
5/13/2009	$9,929.71	$12,643.54	$10,356.31
5/14/2009	$10,032.85	$12,458.67	$10,283.97
5/15/2009	$9,920.78	$12,611.40	$10,394.46
5/16/2009	$9,920.78	$12,611.40	$10,394.46
5/17/2009	$9,920.78	$12,611.40	$10,394.46
5/18/2009	$10,226.01	$12,980.39	$10,441.70
5/19/2009	$10,212.16	$13,294.55	$10,711.69
5/20/2009	$10,164.63	$13,477.87	$10,895.61
5/21/2009	$9,995.81	$13,208.86	$10,717.40
5/22/2009	$9,982.43	$13,306.89	$10,812.65
5/23/2009	$9,982.43	$13,306.89	$10,812.65
5/24/2009	$9,982.43	$13,306.89	$10,812.65
5/25/2009	$9,982.43	$13,330.54	$10,844.24
5/26/2009	$10,244.14	$13,203.76	$10,928.56
5/27/2009	$10,056.05	$13,466.75	$10,985.17
5/28/2009	$10,210.80	$13,602.12	$10,895.84
5/29/2009	$10,349.46	$13,805.59	$11,090.31
5/30/2009	$10,349.46	$13,805.59	$11,090.31
5/31/2009	$10,349.46	$13,805.59	$11,090.31
6/1/2009	$10,349.46	$13,805.59	$11,090.31
6/2/2009	$10,349.46	$13,805.59	$11,090.31
6/3/2009	$10,619.42	$14,325.71	$11,362.72
6/4/2009	$10,641.21	$14,209.16	$11,467.78
6/5/2009	$10,490.78	$14,006.79	$11,250.24
6/6/2009	$10,612.05	$13,965.55	$11,199.51
6/7/2009	$10,586.21	$14,059.60	$11,143.33
6/8/2009	$10,586.21	$14,059.60	$11,143.33
6/9/2009	$10,586.21	$14,059.60	$11,143.33
6/10/2009	$10,574.60	$13,797.16	$11,000.23
6/11/2009	$10,619.20	$13,778.50	$11,121.23
6/12/2009	$10,585.41	$14,099.90	$11,264.70
6/13/2009	$10,654.73	$14,135.14	$11,405.48
6/14/2009	$10,665.21	$14,121.72	$11,340.86
6/15/2009	$10,665.21	$14,121.72	$11,340.86
6/16/2009	$10,665.21	$14,121.72	$11,340.86
6/17/2009	$10,413.77	$13,760.32	$11,019.34
6/18/2009	$10,278.16	$13,667.41	$10,967.42
6/19/2009	$10,264.11	$13,392.10	$10,815.08
6/20/2009	$10,347.36	$13,304.38	$10,867.18
6/21/2009	$10,380.77	$13,425.70	$10,973.80
6/22/2009	$10,380.77	$13,425.70	$10,973.80
6/23/2009	$10,380.77	$13,425.70	$10,973.80
6/24/2009	$10,065.16	$13,175.80	$10,727.37
6/25/2009	$10,088.31	$12,947.71	$10,685.65
6/26/2009	$10,159.38	$13,271.16	$10,898.95
6/27/2009	$10,374.54	$13,422.21	$10,829.54
6/28/2009	$10,365.76	$13,631.82	$10,978.47
6/29/2009	$10,455.86	$13,682.58	$11,044.28
6/30/2009	$10,372.88	$13,622.36	$10,979.05
[end line chart]

Total returns for periods ended June 30, 2009

Fund results shown here for American Funds Insurance Series are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

		Cumulative		Average annual
		6 months	1 year	5 years	10 years	Lifetime	Expense ratios

Global Discovery Fund	Class 1	23.21%	–22.22%	2.15%	—	1.89%	.60%
(since 7/5/01)	Class 2	22.87	–22.41	1.90	—	1.64	.85

Global Growth Fund	Class 1	14.12	–21.99	4.37	3.96%	7.70	.55
(since 4/30/97)	Class 2	14.01	–22.18	4.10	3.70	7.43	.80

Global Small Capitalization	Class 1	27.19	–32.41	5.16	5.77	8.37	.74
Fund (since 4/30/98)	Class 2	27.02	–32.61	4.90	5.50	8.11	.99

Growth Fund (since 2/8/84)	Class 1	13.07	–31.26	–0.17	1.63	11.73	.33
	Class 2	12.94	–31.43	–0.42	1.38	11.43	.58
	Class 3	13.00	–31.36	–0.34	1.45	11.53	.51

International Fund	Class 1	15.35	–24.25	5.95	4.30	8.21	.52
(since 5/1/90)	Class 2	15.18	–24.40	5.69	4.04	7.93	.77
	Class 3	15.22	–24.39	5.77	4.11	8.01	.70

New World Fund	Class 1	20.07	–24.09	11.59	8.73	8.73	.81
(since 6/17/99)	Class 2	19.96	–24.30	11.32	8.46	8.46	1.06

Blue Chip Income and	Class 1	2.97	–22.77	–1.86	—	–1.38	.43
Growth Fund (since 7/5/01)	Class 2	2.94	–22.98	–2.09	—	–1.63	.68

Global Growth and Income	Class 1	10.74	–27.95	—	—	–6.26	.62
Fund (since 5/1/06)	Class 2	10.56	–28.11	—	—	–6.50	.86

Growth-Income Fund	Class 1	7.97	–24.40	–1.60	1.23	10.31	.28
(since 2/8/84)	Class 2	7.89	–24.59	–1.85	0.98	10.00	.53
	Class 3	7.89	–24.54	–1.78	1.05	10.11	.46

International Growth and Income Fund	Class 1	13.65	—	—	—	24.20	.72	*
(since 11/18/08)	Class 2	13.47	—	—	—	23.99	.97	*

Asset Allocation Fund	Class 1	5.75	–20.27	1.33	2.04	7.21	.32
(since 8/1/89)	Class 2	5.67	–20.45	1.08	1.79	6.93	.57
	Class 3	5.63	–20.43	1.15	1.85	7.02	.50

Bond Fund (since 1/2/96)	Class 1	6.05	–3.28	2.86	4.72	5.06	.40
	Class 2	5.96	–3.52	2.60	4.46	4.80	.65

Global Bond Fund	Class 1	2.77	2.69	—	—	6.75	.59
(since 10/4/06)	Class 2	2.59	2.47	—	—	6.47	.84

High-Income Bond Fund	Class 1	18.08	–8.59	2.44	4.53	8.99	.48
(since 2/8/84)	Class 2	17.93	–8.68	2.20	4.27	8.64	.73
	Class 3	17.88	–8.73	2.27	4.34	8.80	.66

U.S. Government/AAA-	Class 1	0.71	7.41	5.04	5.67	6.93	.43
Rated Securities Fund	Class 2	0.59	7.19	4.78	5.41	6.61	.68
(since 12/2/85)	Class 3	0.59	7.23	4.86	5.48	6.74	.61

Cash Management Fund†	Class 1	–0.02	0.83	3.09	2.98	4.71	.32
(since 2/8/84)	Class 2	–0.16	0.56	2.84	2.73	4.41	.57
	Class 3	–0.14	0.66	2.91	2.80	4.53	.50

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of December 31, 2008, the funds’ most recent fiscal year-end. From September 1, 2004, through December 31, 2008, the series’ investment adviser waived a portion of its management fees as described in the funds’ annual report. Results shown reflect the waivers, without which the results would have been lower. Please see the Financial Highlights table in this report for details.

*The expense ratios for this fund are estimated as of December 31, 2008, based on data for a partial year.

†As of June 30, 2009, Cash Management Fund’s annualized seven-day SEC yield was –0.12% for Class 1 shares; –0.37% for Class 2 shares; and –0.30% for Class 3 shares. The fund’s yield more accurately reflects the fund’s current earnings than do the fund’s returns.

Global Discovery Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Global Discovery Fund gained 22.87% for the six months ended June 30, 2009. During that time, the S&P 500 rose 3.19%, and the Global Service and Information Index advanced 6.32%. The fund’s peer group, the Lipper Multi-Cap Growth Funds Index, gained 12.56%.

We are pleased with the fund’s results for the period, as well as its relative results spanning longer periods of time. Over the past six months, we have seen a reversal of trends. Just as the fund’s investments in companies outside the U.S. and in developing markets contributed to negative results last year, similar investments had some of the best returns this period.

The fund’s investments in information technology companies did particularly well, especially Internet software and services companies. Many of the fund’s holdings in commercial banks are in developing markets and have done well for the period, even as many banks in developed markets struggled. Some of the fund’s newest holdings have gained significant ground, having been purchased at extremely low valuations. We are optimistic about the long term but cautious in the short term because of the fragility of the recovery and the hard bounce off the March lows.

Where the fund’s assets were invested based on total net assets as of June 30, 2009

[begin pie chart]
The Americas	52.2%
Short-term securities & other assets less liabilities	10.7%
Europe	20.9%
Asia/Pacific Basin	12.1%
Other regions	4.1%
[end pie chart]

The Americas
United States	48.5%
Brazil	2.7
Mexico	1.0
52.2

Europe
Germany	6.3
Switzerland	3.6
United Kingdom	3.0
Ireland	2.8
Finland	1.2
Netherlands	1.2
Other	2.8
20.9

Asia/Pacific Basin
China	6.0
Taiwan	1.9
Japan	1.1
Other	3.1
12.1

Other regions
Israel	3.3
South Africa	.8
4.1

Short-term securities & other
assets less liabilities	10.7

Total	100.0%

Objective: Seeks long-term growth of capital through investments in services and information companies in the U.S. and around the world.

Special characteristics: Invests primarily in securities of companies whose prospects are tied to the services and information areas of the global economy.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

Global Growth Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Global Growth Fund gained 14.01% for the six months ended June 30, 2009, outpacing the MSCI World Index, which gained 6.79%.

Stock markets around the world whipsawed during the period. The volatility has been challenging, but we have had some success investing in companies whose prices fell to levels that we believed were unsustainably low. We made some fairly significant investments in metals and mining stocks and in retailing stocks that our investment analysts believed had better prospects than market prices reflected. We also invested in energy companies that had been hurt in the market by the expectation of continued low demand for petroleum products. We continue to see long-term value in information technology companies that have a strong track record of innovation and the development of high-quality products.

We are focused on investing in companies that are well-known to our analysts and in which our analysts and portfolio counselors agree there is long-term value. That approach has served us reasonably well over time, but it may still be a bumpy ride in the near term. This is precisely the time when we need to maintain our resolve.

Where the fund’s assets were invested based on total net assets as of June 30, 2009

[begin pie chart]
Europe	37.1%
Short-term securities & other assets less liabilities	9.9%
The Americas	34.2%
Asia/Pacific Basin	18.8%
[end pie chart]

Europe
United Kingdom	7.3%
France	5.7
Germany	4.9
Netherlands	3.8
Switzerland	3.2
Belgium	2.8
Spain	2.7
Denmark	2.5
Other	4.2
37.1

The Americas
United States	26.7
Brazil	2.8
Mexico	2.3
Canada	1.7
Chile	.7
34.2

Asia/Pacific Basin
Japan	5.6
China	2.9
Australia	2.7
India	2.6
South Korea	2.5
Taiwan	1.1
Other	1.4
18.8

Short-term securities & other
assets less liabilities	9.9

Total	100.0%

Objective: Seeks growth of capital over time by investing primarily in common stocks of companies around the world.

Special characteristics: Can invest virtually anywhere in the world, including the U.S. The fund invests company by company — not by country or region — relying on thorough research to find the best opportunities.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

Global Small Capitalization Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Global Small Capitalization Fund gained 27.02% for the six months ended June 30, 2009, surpassing its benchmark, the S&P Global <$3 Billion Index, which was up 20.13%. The fund’s peer group, the Lipper Global Small-Cap Funds Average, advanced 15.95%.

Stocks of small-capitalization companies did well for the period but are still down over the past year. The fund’s significant investment in companies outside the U.S., particularly in Asia, proved beneficial during the period. The bounce-back in developing markets has contributed to the recent success of the fund.

The fund continues to invest in a diverse group of companies across various regions and industries. We have put more of the fund’s cash holdings to work to take advantage of strong companies at lower prices. Though our short-term view is cautious, we are optimistic about the long term.

Where the fund’s assets were invested based on total net assets as of June 30, 2009

[begin pie chart]
The Americas	40.7%
Short-term securities & other assets less liabilities	9.3%
Asia/Pacific Basin	28.5%
Europe	21.4%
Other regions	.1%
[end pie chart]

The Americas
United States	36.6%
Canada	2.2
Brazil	1.9
40.7

Asia/Pacific Basin
Hong Kong	6.5
China	4.2
Australia	4.1
India	2.9
Singapore	2.7
Japan	1.9
Thailand	1.9
South Korea	1.5
Other	2.8
28.5

Europe
United Kingdom	8.1
Greece	4.7
Germany	1.4
Italy	1.1
Other	6.1
21.4

Other regions	.1

Short-term securities & other
assets less liabilities	9.3

Total	100.0%

Objective: Seeks long-term growth of capital by investing primarily in stocks of smaller companies around the world.

Special characteristics: Typically invests at least 80% of assets in stocks of companies with market capitalizations ranging from $50 million to $3.5 billion.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

Growth Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Growth Fund gained 12.94% for the six months ended June 30, 2009, outpacing its benchmark, the S&P 500, which gained 3.19%.

The fund invests primarily in U.S. companies, which in general trailed companies outside the U.S. during the period. Despite this, the fund made strides, particularly in companies in the energy, materials, consumer discretionary and information technology sectors. We have increased our investment in health care companies; though their returns were fairly flat this period, we expect that they will do well over the longer term. Over the past year, we have been steadily decreasing our holdings in energy companies.

We believe that even as the economy begins to recover, the markets will remain fairly choppy for the time being as investors start taking profits. We believe that inflation could play a larger role going forward, but we also believe that the fund is well-positioned for this outcome because of our holdings in companies that can be flexible with pricing. We will continue to scrutinize the companies in the portfolio with an eye toward long-term growth.

Where the fund’s assets were invested based on total net assets as of June 30, 2009

[begin pie chart]
Consumer discretionary	11.2%
Energy	12.9%
Information technology	20.1%
Short-term securities & other assets less liabilities	6.6%
Financials	10.6%
Materials	10.3%
Other industries	28.3%
[end pie chart]

Objective: Seeks long-term growth of capital by investing primarily in U.S. common stocks.

Special characteristics: Emphasizes investments in growth companies with the potential to provide strong earnings over many years. Can also invest in cyclical companies, companies in turnaround and companies that appear undervalued.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

International Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

International Fund gained 15.18% for the six months ended June 30, 2009, narrowly ahead of its benchmark, the MSCI ACWI (All Country World Index) ex USA, which rose 14.35%.

After starting the year in negative territory, many stock markets outside the U.S. advanced during the period, and developing countries had the highest returns. The fund took advantage of volatility in the cyclical sectors by buying stocks of companies in the banking, media, consumer durables and automotive industries. The fund reduced some holdings in the real estate and materials industry groups.

We continue to believe, in general, that developing markets will grow faster than developed markets over time. As a result, we have tried to emphasize investing in those companies that will benefit the most from the faster growth of developing economies, regardless of where the companies are based.

We encourage investors to maintain a long-term perspective and to continue to use the fund as part of a diversified global investment strategy.

Where the fund’s assets were invested based on total net assets as of June 30, 2009

[begin pie chart]
Europe	60.0%
Short-term securities & other assets less liabilities	10.4%
Asia/Pacific Basin	20.1%
The Americas	5.1%
Other regions	4.4%
[end pie chart]

Europe
France	11.5%
Germany	11.4
United Kingdom	9.2
Switzerland	8.1
Spain	4.7
Russia	3.3
Italy	2.8
Ireland	1.5
Sweden	1.4
Belgium	1.3
Hungary	1.1
Austria	1.1
Netherlands	1.0
Other	1.6
60.0

Asia/Pacific Basin
Japan	7.9
China	2.4
Taiwan	2.3
Hong Kong	2.1
India	2.0
South Korea	1.1
Philippines	1.0
Other	1.3
20.1

The Americas
Brazil	2.9
Mexico	2.0
Canada	.2
5.1

Other regions
South Africa	2.4
Israel	1.9
Egypt	.1
4.4

Short-term securities & other
assets less liabilities	10.4

Total	100.0%

Objective: Seeks growth of capital over time by investing primarily in common stocks of companies based outside the U.S.

Special characteristics: Invests mainly in growing companies, ranging from small firms to large corporations.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

New World Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

New World Fund gained 19.96% during the six months ended June 30, 2009. During that time, the MSCI ACWI (All Country World Index) rose 9.59%, while the MSCI Emerging Markets Index advanced 36.22%.

After recording steep declines in 2008, stock markets in developing countries rallied, particularly in Brazil, Russia, India and China. Emerging-market country debt also did well during the period, contributing to fund results. The fund’s holdings in cash, which helped stabilize returns during the downturn, were less beneficial during the bounce-back, and we have reduced the fund’s holdings in cash during the period.

The fund’s ability to invest in stocks of companies based in both developed and developing markets, as well as in bonds of companies in developing markets, gives us the flexibility to adapt to changing conditions. We have purchased securities of many companies that have thus far weathered the crisis and, as a result, are well-positioned to benefit from the improved financial landscape.  We believe that these holdings have the potential to provide very positive returns, especially if markets continue to recover.

Where the fund’s assets were invested based on total net assets as of June 30, 2009

[begin pie chart]
Europe	30.9%
Short-term securities & other assets less liabilities
The Americas	29.2%
Asia/Pacific Basin	24.9%
Other regions	4.6%
[end pie chart]

Europe
United Kingdom	6.5%
Turkey	3.4
Russia	3.1
Spain	2.8
Switzerland	2.5
France	1.7
Germany	1.7
Slovenia	1.5
Denmark	1.3
Belgium	1.2
Italy	1.2
Finland	1.1
Other	2.9
30.9

The Americas
Brazil	9.8
United States	8.7
Mexico	6.2
Colombia	2.1
Canada	1.3
Other	1.1
29.2

Asia/Pacific Basin
China	5.3
India	5.1
Japan	3.2
Indonesia	2.0
Australia	1.8
South Korea	1.6
Malaysia	1.3
Hong Kong	1.3
Taiwan	1.2
Other	2.1
24.9

Other regions
South Africa	2.2
Israel	2.1
Other	.3
4.6

Short-term securities & other
assets less liabilities	10.4

Total	100.0%

Objective: Seeks long-term growth of capital by investing primarily in stocks of companies with significant exposure to countries that have developing economies and/or markets. The fund also may invest in bonds.

Special characteristics: Invests in securities of issuers based in qualified developing countries and in the developed world with significant assets or revenues attributable to developing countries.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

Blue Chip Income and Growth Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Blue Chip Income and Growth Fund gained 2.94% for the six months ended June 30, 2009, trailing the S&P 500, which gained 3.19%.

Because the fund invests primarily in stocks of companies based in the United States, and since these companies did not gain as much as those outside the U.S. over the short term, results were muted for the period.

Our hope is that we have endured the worst of the current economic downturn and that we may begin to see a recovery in business activity by the end of the year. The more critical question now is what might occur after an initial rebound in activity. It is our opinion that the next few years may be subdued ones compared with recent decades. That, in large measure, would reflect the deterioration of the financial net worth of consumers after severe declines in home values and stock prices.

We continue to scrutinize thousands of companies to select high-quality enterprises with strong management teams and the potential for growth, and that appear attractively valued.

Where the fund’s assets were invested based on total net assets as of June 30, 2009

[begin pie chart]
Industrials	15.4%
Health care	17.6%
Information technology	19.2%
Short-term securities & other assets less liabilities	7.3%
Consumer discretionary	10.4%
Energy	7.6%
Other industries	22.5%
[end pie chart]

Objective: Seeks to produce dividend income exceeding the average yield on the S&P 500 and provide an opportunity for growth of principal.

Special characteristics: Invests at least 90% of its assets in equity securities, primarily in dividend-paying common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

Global Growth and Income Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Global Growth and Income Fund gained 10.56% for the six months ended June 30, 2009. The MSCI ACWI (All Country World Index) gained 9.59%, and the MSCI World Index gained 6.79%.

After an extraordinarily difficult period in 2008, the market’s rally thus far has benefited those companies that were hurt the worst during the downturn. However, some companies that held up better during the downturn have not benefited as much during the rally.

The fund invested in more companies outside the U.S. than it did inside the U.S., which was beneficial during the period, as markets outside the U.S. generally had higher returns. The fund’s investments in developing-market companies did particularly well. Among the top holdings, technology companies had very strong price appreciation, and stocks of metals and mining companies also bounced back. Investments in telecommunication companies, which had held up better during the downturn, lagged broader market returns.

The fund’s cash position, while still not insignificant at 9.6% of assets, is down from 19.1% of assets at year-end, as oversold stocks created what we saw as buying opportunities.

Where the fund’s assets were invested based on total net assets as of June 30, 2009

[begin pie chart]
The Americas	41.9%
Bonds, short-term securities & other assets less liabilities	13.3%
Europe	27.1%
Asia/Pacific Basin	17.0%
Other regions	.7%
[end pie chart]

The Americas
United States	35.0%
Canada	6.3
Other	.6
41.9

Europe
United Kingdom	8.8
France	6.1
Spain	3.1
Belgium	1.9
Italy	1.8
Germany	1.6
Netherlands	1.3
Other	2.5
27.1

Asia/Pacific Basin
Australia	5.1
China	3.4
Japan	2.8
South Korea	1.8
Taiwan	1.7
Singapore	1.3
Other	.9
17.0

Other regions
South Africa	.7
.7

Bonds, short-term securities &
other assets less liabilities	13.3

Total	100.0%

Objective: Seeks capital growth over time and to provide current income by investing primarily in stocks of well-established companies located around the world.

Special characteristics: Designed for investors seeking both capital appreciation and income; the fund tends to invest in stocks that are believed to be relatively resilient to market declines.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

Growth-Income Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Growth-Income Fund gained 7.89% for the six months ended June 30, 2009, while the fund’s benchmark, the S&P 500, gained 3.19%.

The efforts by the United States and governments around the world to stabilize deteriorating credit markets have helped to improve conditions. However, the length and depth of the economic contraction exceeds anything we have seen since the 1930s. Not surprisingly, the equity and corporate bond markets have amply reflected investors’ concern. The S&P 500 declined 55% from its high on October 9, 2007, to its low on March 9, 2009. The rally since then has been dramatic, but the market has not yet fully recovered.

In the short term, the fund’s ability to invest a certain percentage of its assets in securities of issuers outside the U.S. proved beneficial, as these investments recorded positive returns for the period. We continue to pay close attention to the companies in which we invest and to rely on our comprehensive research effort in all our decisions.

Where the fund’s assets were invested based on total net assets as of June 30, 2009

[begin pie chart]
Industrials	10.3%
Consumer discretionary	10.8%
Information technology	23.6%
Short-term securities & other assets less liabilities	13.5%
Health care	9.6%
Energy	7.5%
Other industries	24.7%
[end pie chart]

Objective: Seeks capital growth and income over time by investing primarily in U.S. common stocks or other securities that appear to offer potential for capital appreciation and/or dividends.

Special characteristics: Designed for investors seeking both capital appreciation and income; the fund invests in companies across a wide range of U.S. industries.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

International Growth and Income Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

International Growth and Income Fund, the newest investment portfolio in the series, gained 13.47% for the six months ended June 30, 2009, while its benchmark, the MSCI World ex USA Index, was up 9.79%.

The fund made steady progress through a volatile period. Investments in companies in developing markets, particularly in Brazil and China, did very well. High monetary and fiscal stimulus in China accelerated growth there and also buoyed commodities prices, which helped Brazil.

Taiwanese technology companies were among the fund’s strongest holdings. We were also able to buy some cyclical names when the market was near its lows for the period, including stocks of some truck manufacturers, banks, insurers and steel companies. Although the fund’s holdings in energy companies were limited, the stocks of energy companies we owned did very well.

Because our outlook remains uncertain, we are maintaining a relatively balanced approach, favoring neither a recovery nor a decline. We continue to choose stocks one company at a time and look for value across all sectors.

Where the fund’s assets were invested based on total net assets as of June 30, 2009

[begin pie chart]
Europe	53.6%
Short-term securities & other assets less liabilities	11.1%
Asia/Pacific Basin	27.5%
The Americas	6.1%
Other regions	1.7%
[end pie chart]

Europe
France	11.9%
Germany	9.6
Switzerland	6.0
Italy	4.8
Spain	4.1
United Kingdom	3.7
Sweden	3.0
Austria	2.7
Netherlands	2.0
Belgium	1.8
Russia	1.2
Poland	1.1
Other	1.7
53.6

Asia/Pacific Basin
Taiwan	5.3
Australia	5.2
Hong Kong	5.2
China	4.4
Japan	3.3
Singapore	1.7
Thailand	1.6
Other	.8
27.5

The Americas
Brazil	2.9
United States	1.8
Mexico	1.3
Other	.1
6.1

Other regions
Israel	1.0
South Africa	.7
1.7

Short-term securities & other
assets less liabilities	11.1

Total	100.0%

Objective: Seeks capital growth over time and current income by investing primarily in stocks of larger, well-established companies domiciled outside the U.S., including developing countries.

Special characteristics: Focuses on stocks of companies with strong earnings that pay dividends.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

Asset Allocation Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Asset Allocation Fund gained 5.67% for the six months ended June 30, 2009, surpassing the S&P 500, which was up 3.19%. On the bond side, the Barclays Capital U.S. Aggregate Index gained 1.90%.

The fund’s diversified portfolio proved beneficial during the period, as the fund outpaced both its equity and fixed-income benchmarks. Within its equity holdings, the fund’s investments in energy, materials and information technology companies contributed to positive results. Stocks of companies in the utilities, financials and industrials sectors detracted from results.

The bond portfolio was particularly helped by investments in high-yield securities, which had very strong returns following a period of steep declines. Over the past six months, we have decreased the cash position of the fund and have increased our investments in U.S. equities. We believe that the fund’s ability to invest in a broad range of securities will allow us to respond to dynamic market conditions and continue to pursue the fund’s objective.

Where the fund’s assets were invested based on total net assets as of June 30, 2009

[begin pie chart]
Equity securities	67.1%
Asset-backed obligations	.3%
Short-term securities & other assets less liabilities	6.6%
Corporate bonds	9.8%
Bonds & notes of U.S. government & government agencies	9.5%
Mortgage-backed obligations	6.7%
[end pie chart]

Objective: Seeks high total return (including income and capital gains) consistent with the preservation of capital over the long term.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

Bond Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Bond Fund gained 5.96% for the six months ended June 30, 2009, while the Barclays Capital U.S. Aggregate Index gained 1.90%.

Investors in bond markets have begun to embrace risk again, which has helped corporate bonds, particularly those of lower quality. We took advantage of improved conditions to progressively upgrade the credit quality of the portfolio by selling off some high-yield assets as prices were rising.

The fund’s exposure to financials proved beneficial, and exposure to corporate bonds had a positive impact in general. We have lowered the fund’s exposure to mortgages, but this asset class has helped the fund in that it has done better than U.S. Treasuries.

Fundamentals in the market have improved, but liquidity has improved even more dramatically and that has helped to tighten credit spreads. Recovery from the financial crisis seems to be under way, as evidenced by credit spreads and improved interbank lending, but some challenges remain, such as continued weakness in the economy, housing and employment.

Where the fund’s assets were invested based on total net assets as of June 30, 2009

[begin pie chart]
U.S. Treasury	24.8%
Corporate bonds	27.5%
Other securities	.1%
Short-term securities & other assets less liabilities	9.5%
Mortgage-backed obligations	22.8%
Bonds & notes of governments & government agencies outside the U.S.	8.0%
Bonds & notes of U.S. government & government agencies	5.2%
Asset-backed obligations	1.1%
Preferred stocks	1.0%
[end pie chart]

Objective: Seeks to maximize current income and preserve capital by investing primarily in fixed-income securities.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

Global Bond Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Global Bond Fund gained 2.59% during the six months ended June 30, 2009. The Barclays Capital Global Aggregate Index was up 1.52%, and the Lipper Global Income Funds Average rose 5.75%.

The fund benefited from appreciation in developing-market currencies and bond markets, including those in South Korea, Mexico and Brazil. Among developed countries, investments in Australian and British securities provided strong returns. The dramatic rally in corporate bonds also helped the fund. Within corporate bonds, higher risk securities tended to do better, and the high-yield rally provided an opportunity to sell some of these securities and improve the credit quality of the portfolio.

In a sharp reversal from 2008, the fund’s investments in U.S. Treasuries have been among the portfolio’s laggards. Though the worst of last year’s credit crisis appears to be behind us, we are focusing on how potential budget deficits could impact financial markets, currencies and bond yields. Yet even these challenges present opportunities for the fund, as the diversified nature of the fund allows us to invest in attractive issues around the world.

Where the fund’s assets were invested based on total net assets as of June 30, 2009

[begin pie chart]
Bonds & notes of governments & government agencies outside the U.S.	44.2%
Preferred stocks	.4%
Short-term securities & other assets less liabilities	4.5%
Corporate bonds	22.2%
Bonds & notes of U.S. government & government agencies	15.9%
Mortgage- and asset-backed obligations	12.8%
[end pie chart]

Net assets

Currency weighting by country	Currency weighting (after hedging)

United States[1]	50.4%
EMU[2]	25.6
Japan	13.2
United Kingdom	3.3
Denmark	2.1
Mexico	1.7
Canada	.9
Sweden	.7
Malaysia	.4
Israel	.4
Singapore	.3
South Korea	.3
Poland	.2
Brazil	.2
Australia	.1
Norway	.1
Turkey	.1

100.0%

Objective: Seeks a high level of total return over the long term by investing primarily in investment-grade bonds issued by entities based around the world and denominated in various currencies, including U.S. dollars.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]Includes U.S. dollar-denominated bonds of other countries, totaling 9.1%.

[2]European Monetary Union consists of Austria, Belgium, Cyprus, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain. Euro-denominated bonds include corporate and European government debt.

High-Income Bond Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

High-Income Bond Fund gained 17.93% during the six months ended June 30, 2009, while the Credit Suisse High Yield Index advanced 27.22%.

High-yield bonds rebounded sharply over the past few months, as hints of the economy having bottomed and stabilization in the banking system increased investors’ appetite for risk. Demand was driven in part by investor dissatisfaction with the low absolute level of interest rates on U.S. Treasuries and similar high-quality debt, which helped push high-yield bond prices higher. The fund’s holdings in issues of companies in the media, oil and gas, business services, wireless telecommunications and health care industries contributed to results. Conversely, holdings in the debt of electric utilities, building products, thrifts and mortgage finance, and semiconductor companies detracted from results.

The fund held a larger position in cash and money market securities than usual, and we have been working to get that invested. Overall, we look for good, long-term values that can survive in this market. We are also constantly monitoring the portfolio to reduce positions in securities that have an elevated probability of default with little expectation for a decent return.

Where the fund’s assets were invested based on total net assets as of June 30, 2009

[begin pie chart]
Corporate bonds	75.6%
U.S. Treasury bonds & notes	.2%
Short-term securities & other assets less liabilities	20.2%
Equity securities	2.5%
Mortgage-backed obligations	1.1%
Bonds & notes of governments outside the U.S.	.4%
[end pie chart]

Objective: Seeks to provide a high level of current income with capital appreciation as a secondary goal by investing primarily in higher yielding and generally lower quality debt securities.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

U.S. Government/AAA-Rated Securities Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund gained 0.59% during the six months ended June 30, 2009, ahead of the Citigroup Treasury/Government Sponsored/Mortgage Index, which declined 0.35%, and the Lipper General U.S. Government Funds Average, which fell 1.02%.

After recording some of the best returns during the worst of the financial crisis last year, U.S. Treasuries posted losses in recent months, as heavy government borrowing caused some to worry about the cost of carrying a large debt burden. Some investors also began to worry about the potential for inflation as commodities prices began to rebound. However, during the selloff in Treasuries, we were helped by being a bit short in duration. The fund’s investments in mortgage-backed bonds also buoyed results for the period.

Spreads on mortgages and agency debentures are now very tight, and corporate bond spreads have continued to contract. The fund has been reasonably successful at managing for duration, curve and mortgage exposure. The fund is conservative, and most of its holdings are in securities guaranteed by the U.S. government.

Where the fund’s assets were invested based on total net assets as of June 30, 2009

[begin pie chart]
Mortgage-backed obligations	47.6%
Short-term securities & other assets less liabilities	3.3%
U.S. Treasury bonds & notes	36.7%
Federal agency bonds & notes	9.6%
Asset-backed obligations	2.4%
Other bonds	.4%
[end pie chart]

Objective: Seeks to provide a high level of current income and preservation of capital by investing primarily in a combination of securities guaranteed by the U.S. government and other debt securities rated AAA or Aaa.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

Cash Management Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Cash Management Fund declined 0.16% during the six months ended June 30, 2009. Most investors view Cash Management Fund — with its investments in highly liquid, short-term money market securities — as a balance against the potential volatility of investing in stocks and bonds and as a place to keep assets while awaiting investment opportunities.

Since the Federal Reserve has set the federal funds rate at 0.00%–0.25%, yields on money market securities are at historic lows, and we believe that they are likely to remain at these levels for some time. The fund may not always have positive returns — as has been evidenced this period — and is not guaranteed to maintain a stable net asset value.

Where the fund’s assets were invested based on total net assets as of June 30, 2009

[begin pie chart]
Federal agency discount notes	41.5%
Corporate short-term notes & other assets less liabilities	24.4%
U.S. Treasuries	34.1%
[end pie chart]

Objective: Seeks to provide income on cash reserves while preserving capital and maintaining liquidity.

Global Discovery Fund
Summary investment portfolio, June 30, 2009
unaudited

Largest individual equity securities	Percent of net assets

Teva Pharmaceutical Industries	3.32%
Microsoft	3.30
Credit Suisse	2.83
Ryanair Holdings	2.80
Apple	2.64
Xinao Gas Holdings	2.37
Yahoo!	2.36
Deutsche Bank	2.35
Wirecard	2.19
Banco Bradesco	2.05

			Percent
		Value	of net
Common stocks - 88.43%	Shares	(000)	assets

Software & services - 20.76%
Microsoft Corp.	261,800	$6,223	3.30%
Yahoo! Inc. (1)	285,000	4,463	2.36
Wirecard AG (2)	422,500	4,129	2.19
Global Payments Inc.	95,000	3,559	1.89
Oracle Corp.	125,000	2,677	1.42
NetEase.com, Inc. (ADR) (1)	74,400	2,617	1.39
MasterCard Inc., Class A	15,000	2,510	1.33
McAfee, Inc. (1)	52,000	2,194	1.16
Google Inc., Class A (1)	5,000	2,108	1.12
SAP AG (2)	50,300	2,027	1.07
Visa Inc., Class A	25,000	1,556	.82
Other securities		5,125	2.71
		39,188	20.76

Technology hardware & equipment - 8.72%
Apple Inc. (1)	35,000	4,985	2.64
QUALCOMM Inc.	40,000	1,808	.96
Corning Inc.	100,000	1,606	.85
Delta Electronics, Inc. (2)	649,500	1,472	.78
Other securities		6,593	3.49
		16,464	8.72

Diversified financials - 8.52%
Credit Suisse Group AG (2)	117,000	5,344	2.83
Deutsche Bank AG (2)	72,800	4,429	2.35
Bank of New York Mellon Corp.	75,000	2,198	1.16
JPMorgan Chase & Co.	60,000	2,046	1.08
Other securities		2,073	1.10
		16,090	8.52

Banks - 6.92%
Banco Bradesco SA, preferred nominative	261,500	3,863	2.05
Other securities		9,209	4.87
		13,072	6.92

Media - 5.92%
British Sky Broadcasting Group PLC (2)	305,000	2,287	1.21
Time Warner Inc.	81,666	2,057	1.09
Other securities		6,834	3.62
		11,178	5.92

Pharmaceuticals, biotechnology & life sciences - 5.66%
Teva Pharmaceutical Industries Ltd. (ADR)	127,000	6,266	3.32
Illumina, Inc. (1)	40,000	1,558	.83
Other securities		2,863	1.51
		10,687	5.66

Retailing - 4.89%
Amazon.com, Inc. (1)	25,000	2,091	1.11
Tractor Supply Co. (1)	45,000	1,859	.99
Bed Bath & Beyond Inc. (1)	50,000	1,538	.81
Other securities		3,744	1.98
		9,232	4.89

Commercial & professional services - 4.39%
Randstad Holding NV (1) (2)	80,000	2,220	1.18
Cintas Corp.	85,000	1,941	1.03
Manpower Inc.	35,000	1,482	.78
Downer EDI Ltd. (2)	327,173	1,468	.78
Other securities		1,181	.62
		8,292	4.39

Health care equipment & services - 4.21%
Inverness Medical Innovations, Inc. (1)	87,000	3,096	1.64
American Medical Systems Holdings, Inc. (1)	169,000	2,670	1.41
Other securities		2,185	1.16
		7,951	4.21

Transportation - 3.39%
Ryanair Holdings PLC (ADR) (1)	186,400	5,292	2.80
Other securities		1,103	.59
		6,395	3.39

Telecommunication services - 2.40%
MTN Group Ltd. (2)	100,000	1,538	.81
Other securities		2,992	1.59
		4,530	2.40

Utilities - 2.37%
Xinao Gas Holdings Ltd. (2)	2,610,000	4,476	2.37

Insurance - 2.12%
Sampo Oyj, Class A (2)	125,000	2,358	1.25
China Life Insurance Co. Ltd., Class H (2)	398,000	1,470	.78
Other securities		174	.09
		4,002	2.12

Energy - 1.49%
FMC Technologies, Inc. (1)	40,000	1,503	.80
Other securities		1,310	.69
		2,813	1.49

Semiconductors & semiconductor equipment - 0.87%
NVIDIA Corp. (1)	145,000	1,637	.87

Other - 1.16%
Other securities		2,179	1.16

Miscellaneous - 4.64%
Other common stocks in initial period of acquisition		8,759	4.64

Total common stocks (cost: $187,967,000)		166,945	88.43

Convertible securities - 0.84%

Diversified financials - 0.83%
Citigroup Inc., Series D-1, 7.00% noncumulative convertible preferred (2)	38,000	1,563	.83

Insurance - 0.01%
Other securities		28	.01

Total convertible securities (cost: $2,121,000)		1,591	.84

	Principal
Short-term securities - 11.49%	amount (000)

Federal Home Loan Bank 0.16%-0.19% due 7/28-8/19/2009	$5,500	5,499	2.91
U.S. Treasury Bills 0.176%-0.221% due 8/20-9/24/2009	4,500	4,498	2.38
Abbott Laboratories 0.20% due 8/13/2009 (3)	3,500	3,499	1.85
PepsiCo Inc. 0.17% due 7/14/2009 (3)	2,000	2,000	1.06
Fannie Mae 0.22% due 10/29/2009	1,700	1,698	.90
JPMorgan Chase & Co. 0.25% due 7/6/2009	1,000	1,000
Jupiter Securitization Co., LLC 0.27% due 7/13/2009 (3)	500	500	.80
Other securities		2,986	1.59

Total short-term securities (cost: $21,680,000)		21,680	11.49

Total investment securities (cost: $211,768,000)		190,216	100.76
Other assets less liabilities		-1,427	-.76

Net assets		$188,789	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $55,083,000, which represented 29.18% of the net assets of the fund. This amount includes $52,257,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $7,485,000, which represented 3.96% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Global Growth Fund
Summary investment portfolio, June 30, 2009
unaudited

Largest individual equity securities	Percent of net assets

Samsung Electronics	2.48%
Microsoft	2.13
Telefonica	2.04
Novo Nordisk	1.85
America Movil	1.79
Koninklijke KPN	1.61
Anheuser-Busch InBev	1.56
Roche	1.49
Yahoo!	1.45
Cisco Systems	1.32

			Percent
		Value	of net
Common stocks - 89.89%	Shares	(000)	assets

Information technology - 16.17%
Samsung Electronics Co., Ltd. (1)	229,060	$106,204	2.48%
Microsoft Corp.	3,830,000	91,039	2.13
Yahoo! Inc. (2)	3,962,200	62,048	1.45
Cisco Systems, Inc. (2)	3,021,500	56,321	1.32
Google Inc., Class A (2)	111,200	46,881	1.10
Oracle Corp.	2,050,000	43,911	1.03
SAP AG (1)	510,300	20,567
SAP AG (ADR)	200,000	8,038	.67
Hewlett-Packard Co.	700,000	27,055	.63
Applied Materials, Inc.	2,301,000	25,242	.59
Other securities		203,661	4.77
		690,967	16.17

Consumer staples - 11.24%
Anheuser-Busch InBev NV (1)	1,845,024	66,773	1.56
Unilever NV, depository receipts (1)	2,088,000	50,375	1.18
Avon Products, Inc.	1,695,800	43,718	1.02
Diageo PLC (1)	1,965,000	28,206	.66
C&C Group PLC (1)	8,000,000	27,009	.63
Other securities		264,173	6.19
		480,254	11.24

Health care - 10.04%
Novo Nordisk A/S, Class B (1)	1,455,200	79,113	1.85
Roche Holding AG (1)	468,500	63,771	1.49
UCB SA (1)	1,575,677	50,494	1.18
Other securities		235,838	5.52
		429,216	10.04

Financials - 9.75%
Macquarie Group Ltd. (1)	1,400,000	43,984	1.03
DLF Ltd. (1)	6,000,000	38,950	.91
Allianz SE (1)	392,000	36,237	.85
Prudential PLC (1)	4,232,269	28,784	.67
UBS AG (1) (2)	2,312,053	28,302	.66
Royal Bank of Scotland Group PLC (1) (2)	43,551,497	27,682	.65
China Life Insurance Co. Ltd., Class H (1)	7,034,000	25,974	.61
Banco Santander, SA (1)	2,100,148	25,336	.59
Other securities		161,704	3.78
		416,953	9.75

Consumer discretionary - 9.44%
Toyota Motor Corp. (1)	1,452,900	54,923	1.29
Virgin Media Inc. (2)	4,860,000	45,441	1.06
Honda Motor Co., Ltd. (1)	1,408,800	38,573	.90
GOME Electrical Appliances Holding Ltd. (1)	154,457,000	38,467	.90
News Corp., Class A	3,883,407	35,378	.83
Other securities		190,641	4.46
		403,423	9.44

Telecommunication services - 8.96%
Telefónica, SA (1)	3,837,799	86,994	2.04
América Móvil, SAB de CV, Series L (ADR)	1,807,000	69,967
América Móvil, SAB de CV, Series L	3,350,000	6,470	1.79
Koninklijke KPN NV (1)	5,010,830	69,006	1.61
SOFTBANK CORP. (1)	2,060,000	40,003	.94
Other securities		110,357	2.58
		382,797	8.96

Materials - 6.32%
Xstrata PLC (1)	3,044,400	33,560	.79
Sigma-Aldrich Corp.	659,649	32,692	.76
Alcoa Inc.	3,025,000	31,248	.73
Sociedad Química y Minera de Chile SA, Class B (ADR)	750,992	27,179	.64
Other securities		145,572	3.40
		270,251	6.32

Energy - 6.25%
TOTAL SA (1)	990,000	53,603	1.25
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	700,000	28,686
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	560,000	18,682	1.11
Reliance Industries Ltd. (1) (2)	938,000	39,690	.93
Royal Dutch Shell PLC, Class B (1)	574,666	14,501
Royal Dutch Shell PLC, Class B (ADR)	233,643	11,883	.62
Other securities		100,254	2.34
		267,299	6.25

Industrials - 5.39%
KBR, Inc.	1,713,000	31,588	.74
Vestas Wind Systems A/S (1) (2)	357,370	25,697	.60
United Technologies Corp.	492,000	25,564	.60
Other securities		147,443	3.45
		230,292	5.39

Utilities - 3.52%
GDF Suez (1)	1,141,805	42,642	1.00
Other securities		107,681	2.52
		150,323	3.52

Miscellaneous - 2.81%
Other common stocks in initial period of acquisition		120,020	2.81

Total common stocks (cost: $3,853,094,000)		3,841,795	89.89

			Percent
		Value	of net
Preferred stocks - 0.17%		(000)	assets
Financials - 0.17%
Other securities		7,215	.17

Total preferred stocks (cost: $6,891,000)		7,215	.17

			Percent
		Value	of net
Rights & warrants - 0.06%		(000)	assets

Miscellaneous - 0.06%
Other rights & warrants in initial period of acquisition		2,712	.06

Total rights & warrants (cost: $2,652,000)		2,712	.06

	Principal		Percent
	amount	Value	of net
Short-term securities - 11.20%	(000)	(000)	assets

Freddie Mac 0.15%-0.58% due 8/11-10/6/2009	$152,200	152,140	3.56
U.S. Treasury Bills 0.17%-0.305% due 7/16-8/27/2009	95,100	95,090	2.23
Fannie Mae 0.11%-0.52% due 7/1-7/29/2009	31,600	31,600	.74
Federal Home Loan Bank 0.21%-0.40% due 7/2-9/29/2009	29,100	29,086	.68
Total Capital SA 0.24% due 9/22/2009 (3)	14,300	14,296	.33
Other securities		156,541	3.66

Total short-term securities (cost: $478,709,000)		478,753	11.20

Total investment securities (cost: $4,341,346,000)		4,330,475	101.32
Other assets less liabilities		(56,319)	(1.32)

Net assets		$4,274,156	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (with a value of $1,384,000, which represented .03% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.  Further details on such holdings and related transactions during the six months ended June 30, 2009, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 6/30/09 (000)
AMG Advanced Metallurgical Group NV (4)	1,600,800	-	1,600,800	-	-	-

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $2,304,310,000, which represented 53.91% of the net assets of the fund. This amount includes $2,291,119,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(2) Security did not produce income during the last 12 months.
(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $95,515,000, which represented 2.23% of the net assets of the fund.

(4) Unaffiliated issuer at 6/30/2009.

Key to Abbreviation
ADR = American Depositary Receipts

See notes to Financial Statements

Global Small Capitalization Fund
Summary investment portfolio, June 30, 2009
unaudited

Largest individual equity securities	Percent of net assets

Jumbo	2.89%
Xinao Gas Holdings	2.41
Heritage Oil	1.53
African Minerals	1.39
Fourlis	1.39
NuVasive	1.33
Illumina	1.21
Volcano Corp.	1.16
Karoon Gas Australia	1.11
Semtech	1.11

			Percent
		Value	of net
Common stocks - 90.21%	Shares	(000)	assets
Consumer discretionary - 15.72%
Jumbo SA (1) (2)	7,800,170	75,662	2.89
Fourlis (1) (2)	2,804,285	36,297	1.39
Parkson Retail Group Ltd. (1)	12,215,500	17,423	.67
priceline.com Inc. (3)	150,000	16,733	.64
Pantaloon Retail (India) Ltd. (1)	2,500,000	15,915	.61
Central European Media Enterprises Ltd., Class A (3)	790,000	15,555	.59
Lions Gate Entertainment Corp. (3)	2,750,000	15,400	.59
Other securities		218,588	8.34
		411,573	15.72

Information technology - 14.49%
Semtech Corp. (3)	1,820,000	28,956	1.11
Kingboard Chemical Holdings Ltd. (1)	11,482,000	28,541	1.09
Kingboard Laminates Holdings Ltd. (1)	51,386,509	25,874	.99
VTech Holdings Ltd. (1)	3,600,000	24,677	.94
AAC Acoustic Technologies Holdings Inc. (1)	23,881,000	18,984	.72
Hittite Microwave Corp. (3)	525,000	18,244	.70
Intersil Corp., Class A	1,444,600	18,159	.69
Ultimate Software Group, Inc. (3)	708,500	17,174	.66
Global Unichip Corp. (1)	3,439,956	16,103	.61
Other securities		182,740	6.98
		379,452	14.49

Industrials - 13.46%
Monster Worldwide, Inc. (3)	2,400,000	28,344	1.08
Intertek Group PLC (1)	1,125,000	19,388	.74
MSC Industrial Direct Co., Inc., Class A	477,000	16,924	.65
International Container Terminal Services, Inc. (1)	47,285,000	15,150	.58
Other securities		272,656	10.41
		352,462	13.46

Health care - 13.29%
NuVasive, Inc. (3)	778,700	34,730	1.33
Illumina, Inc. (3)	813,500	31,678	1.21
Volcano Corp. (3)	2,170,478	30,343	1.16
Inverness Medical Innovations, Inc. (3)	752,500	26,774	1.02
Myriad Genetics, Inc. (3)	656,400	23,401	.89
Masimo Corp. (3)	780,000	18,806	.72
EGIS Nyrt. (1)	175,825	15,844	.60
OJSC Pharmstandard (GDR) (1) (3)	946,865	14,385	.55
Cochlear Ltd. (1)	308,079	14,314	.55
Nakanishi Inc. (1)	188,900	13,885	.53
Other securities		123,892	4.73
		348,052	13.29

Financials - 8.76%
Redwood Trust, Inc.	1,350,000	19,926	.76
City National Corp.	495,000	18,231	.70
SVB Financial Group (3)	625,000	17,012	.65
Other securities		174,319	6.65
		229,488	8.76

Materials - 7.17%
African Minerals Ltd. (1) (2) (3)	6,905,000	26,734
African Minerals Ltd. (1) (2) (3) (4)	2,480,000	9,602	1.39
European Goldfields Ltd. (1) (3)	4,691,100	13,575	.52
Jaguar Mining Inc.(3) (4)	952,500	7,227
Jaguar Mining Inc. (3)	817,500	6,202	.51
Other securities		124,316	4.75
		187,656	7.17

Energy - 4.54%
Heritage Oil Ltd. (1) (3)	4,563,000	40,065	1.53
Karoon Gas Australia Ltd. (1) (3)	4,000,000	29,097	1.11
BJ Services Co.	1,332,500	18,162	.69
Other securities		31,537	1.21
		118,861	4.54

Consumer staples - 3.85%
China Agri-Industries Holdings Ltd. (1)	25,258,000	15,709	.60
Kernel Holding SA (1) (3)	1,555,000	15,533	.59
Hypermarcas SA, ordinary nominative (3)	1,189,500	14,732	.56
Whole Foods Market, Inc.	725,000	13,761	.53
Other securities		41,219	1.57
		100,954	3.85

Utilities - 2.41%
Xinao Gas Holdings Ltd. (1)	36,763,000	63,042	2.41

Telecommunication services - 1.60%
True Corp. PCL (1) (3)	334,880,000	23,154	.88
Other securities		18,669	.72
		41,823	1.60

Miscellaneous - 4.92%
Other common stocks in initial period of acquisition		128,863	4.92

Total common stocks (cost: $2,694,452,000)		2,362,226	90.21

			Percent
		Value	of net
Rights & warrants - 0.05%		(000)	assets
Other - 0.03%
Other securities		902	.03

Miscellaneous - 0.02%
Other rights & warrants in initial period of acquisition		467	.02

Total rights & warrants (cost: $3,823,000)		1,369	.05

			Percent
		Value	of net
Convertible securities - 0.11%		(000)	assets
Other - 0.11%
Other securities		2,796	.11

Total convertible securities (cost: $4,538,000)		2,796	.11

			Percent
		Value	of net
Bonds, notes & other debt instruments - 0.29%		(000)	assets
Financials - 0.29%
Other securities		7,478	.29

Total bonds, notes & other debt instruments (cost: $7,504,000)		7,478	.29

	Principal		Percent
	amount	Value	of net
Short-term securities - 8.96%	(000)	(000)	assets
Freddie Mac 0.15%-0.25% due 7/13-10/22/2009	$47,400	47,369	1.81
Canada Bills 0.21%-0.50% due 7/7-10/13/2009	44,500	44,476	1.70
Federal Home Loan Bank 0.15%-0.22% due 8/10-8/25/2009	27,700	27,693	1.06
Nestlé Finance International Ltd. 0.20% due 7/6/2009	15,100	15,099
Nestlé Capital Corp. 0.20% due 7/6/2009 (5)	12,100	12,100	1.04
Calyon North America Inc. 0.26%-0.30% due 7/1- 8/3/2009	17,700	17,697	.68
U.S. Treasury Bills 0.215% due 7/30/2009	15,400	15,398	.59
Other securities		54,792	2.08
Total short-term securities (cost: $234,613,000)		234,624	8.96

Total investment securities (cost: $2,944,930,000)		2,608,493	99.62
Other assets less liabilities		10,077	.38

Net assets		$2,618,570	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The fund's affiliated holdings listed below are either shown in the preceding summary investment portfolio or included in the value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the six months ended June 30, 2009, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 6/30/09 (000)
Jumbo SA (1)	7,800,170	-	-	7,800,170	$-	$75,662
African Minerals Ltd. (1) (3)	6,905,000	-	-	6,905,000	-	26,734
African Minerals Ltd. (1) (3) (4)	2,480,000	-	-	2,480,000	-	9,602
Fourlis (1)	2,804,285	-	-	2,804,285	1,270	36,297
Allied Gold Ltd. (1) (3)	22,715,274	3,325,000	-	26,040,274	-	8,695
Allied Gold Ltd. (GBP denominated) (1) (3)	3,800,000	-	-	3,800,000	-	1,329
OSIM International Ltd (1) (3)	28,920,000	6,426,667	-	35,346,667	-	9,123
OSIM International Ltd, rights, expire 2009	-	6,426,667	6,426,667	-	-	-
Rambler Media Ltd. (1) (3)	924,894	-	-	924,894	-	6,211
JVM Co., Ltd. (1) (3)	411,500	-	-	411,500	-	4,602
Airesis SA (1) (3)	3,294,151	-	-	3,294,151	-	2,738
CallWave, Inc. (6)	1,348,700	-	1,348,700	-	-	-
Horizon North Logistics Inc. (3) (6)	5,700,000	-	733,600	4,966,400	-	-
Ondine Biopharma Corp. (3) (4) (6)	2,620,000	-	-	2,620,000	-	-
Ondine Biopharma Corp. (3) (6)	400,000	-	-	400,000	-	-
Ondine Biopharma Corp. (GBP denominated) (1) (3) (4) (6)	490,000	-	-	490,000	-	-
					$1,270	$180,993

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $1,311,045,000, which represented 50.07% of the net assets of the fund. This amount includes $1,307,568,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(2) Represents an affiliated company as defined under the Investment Company Act of 1940.
(3) Security did not produce income during the last 12 months.
(4) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date	Cost (000)	Value (000)	Percent of net assets

African Minerals Ltd.	12/12/2006	$5,606	$9,602	.37%
Jaguar Mining Inc.	3/22/2006	4,293	7,227	.28
Other restricted securities		75,009	18,871	.71

Total restricted securities		$84,908	$35,700	1.36%

(5) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $33,648,000, which represented 1.28% of the net assets of the fund.

(6) Unaffiliated issuer at 6/30/2009.

Key to abbreviations
GDR = Global Depositary Receipts
GBP = British pounds

See Notes to Financial Statements

Growth Fund
Summary investment portfolio, June 30, 2009
unaudited

Largest individual equity securities	Percent of net assets

Google	3.09%
Cisco Systems	2.16
Wells Fargo	2.11
Microsoft	2.10
Berkshire Hathaway	2.09
Philip Morris International	1.92
Barrick Gold	1.74
Apple	1.72
Gilead Sciences	1.64
Newmont Mining	1.48

			Percent
		Value	of net
Common stocks - 93.21%	Shares	(000)	assets

Information technology - 20.15%
Google Inc., Class A (1)	1,476,000	$622,267	3.09%
Cisco Systems, Inc. (1)	23,315,000	434,592	2.16
Microsoft Corp.	17,830,000	423,819	2.10
Apple Inc. (1)	2,435,000	346,817	1.72
Oracle Corp.	8,790,540	188,293	.93
Fidelity National Information Services, Inc.	8,690,000	173,452	.86
Lender Processing Services, Inc. (2)	5,785,000	160,650	.80
QUALCOMM Inc.	3,250,000	146,900	.73
Yahoo! Inc. (1)	9,365,000	146,656	.73
Samsung Electronics Co., Ltd. (3)	310,000	143,732	.71
EMC Corp. (1)	10,000,000	131,000	.65
Other securities		1,142,653	5.67
		4,060,831	20.15

Energy - 12.85%
Suncor Energy Inc.	8,477,297	257,929	1.28
Canadian Natural Resources, Ltd.	4,625,700	243,481	1.21
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	4,260,000	174,575	.87
Petro-Canada	4,130,300	159,598	.79
Murphy Oil Corp.	2,698,800	146,599	.73
Tenaris SA (ADR)	5,245,000	141,825	.70
Noble Energy, Inc.	2,400,000	141,528	.70
Petrohawk Energy Corp. (1)	5,490,000	122,427	.61
BJ Services Co.	8,733,244	119,034	.59
Other securities		1,082,901	5.37
		2,589,897	12.85

Consumer discretionary - 11.20%
Johnson Controls, Inc.	10,949,100	237,814	1.18
Target Corp.	5,362,800	211,670	1.05
Lowe's Companies, Inc.	8,626,000	167,431	.83
Best Buy Co., Inc.	4,100,000	137,309	.68
Wynn Resorts, Ltd. (1)	3,720,000	131,316	.65
CarMax, Inc. (1)	7,842,500	115,285	.57
Other securities		1,256,423	6.24
		2,257,248	11.20

Financials - 10.59%
Wells Fargo & Co.	17,518,896	425,009	2.11
Berkshire Hathaway Inc., Class A (1)	4,681	421,290	2.09
Bank of America Corp.	18,530,000	244,596	1.21
Goldman Sachs Group, Inc.	1,000,000	147,440	.73
Aon Corp.	3,130,000	118,533	.59
Other securities		778,199	3.86
		2,135,067	10.59

Materials - 10.33%
Barrick Gold Corp.	10,500,000	352,275	1.74
Newmont Mining Corp.	7,305,000	298,555	1.48
Monsanto Co.	3,295,000	244,950	1.22
Rio Tinto PLC (3)	6,134,233	213,448	1.06
Potash Corp. of Saskatchewan Inc.	1,800,000	167,490	.83
Freeport-McMoRan Copper & Gold Inc.	2,803,700	140,493	.70
Gold Fields Ltd. (3)	10,000,000	120,838	.60
Other securities		543,971	2.70
		2,082,020	10.33

Health care - 9.16%
Gilead Sciences, Inc. (1)	7,100,000	332,564	1.64
Roche Holding AG (3)	1,312,500	178,654	.89
Other securities		1,336,264	6.63
		1,847,482	9.16

Industrials - 8.62%
First Solar, Inc. (1)	1,286,595	208,583	1.04
Iron Mountain Inc. (1)	7,245,000	208,294	1.03
Boeing Co.	3,665,000	155,763	.77
Other securities		1,165,100	5.78
		1,737,740	8.62

Consumer staples - 5.59%
Philip Morris International Inc.	8,895,000	388,000	1.92
Coca-Cola Co.	4,515,000	216,675	1.08
Wal-Mart Stores, Inc.	3,655,000	177,048	.88
Other securities		345,056	1.71
		1,126,779	5.59

Telecommunication services - 2.11%
Other securities		425,493	2.11

Utilities - 1.51%
Other securities		304,400	1.51

Miscellaneous - 1.10%
Other common stocks in initial period of acquisition		221,222	1.10

Total common stocks (cost: $20,550,710,000)		18,788,179	93.21

Rights & warrants - 0.14%

Materials - 0.14%
Rio Tinto PLC, rights, expire 2009 (1) (3)	2,485,472	28,528	.14

Total rights & warrants (cost: $39,180,000)		28,528	.14

Convertible securities - 0.05%

Miscellaneous - 0.05%
Other convertible securities in initial period of acquisition		10,062	.05

Total convertible securities (cost: $8,750,000)		10,062	.05

Bonds, notes & other debt instruments - 0.00%

Financials - 0.00%
Other securities		158	.00

Total bonds, notes & other debt instruments (cost: $37,371,000)		158	.00

	Principal
	amount
Short-term securities - 6.54%	(000)

Federal Home Loan Bank 0.19%-0.27% due 7/1-10/5/2009	$321,850	321,758	1.60
U.S. Treasury Bills 0.155%-1.40% due 7/2-12/17/2009	253,910	253,863	1.26
Fannie Mae 0.18%-0.355% due 7/1-8/25/2009	184,200	184,161	.91
Pfizer Inc 0.18%-0.22% due 7/8-8/11/2009 (4)	128,600	128,581	.64
Freddie Mac 0.205%-0.75% due 7/9-10/19/2009	112,738	112,699	.56
Coca-Cola Co. 0.30% due 7/22/2009 (4)	8,800	8,799	.04
NetJets Inc. 0.18% due 8/19/2009 (4)	3,800	3,799	.02
Other securities		304,286	1.51

Total short-term securities (cost: $1,317,875,000)		1,317,946	6.54

Total investment securities (cost: $21,953,886,000)		20,144,873	99.94
Other assets less liabilities		11,121	.06

Net assets		$20,155,994	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with aggregate value of $103,278,000, which represented .51% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The fund's affiliated holdings listed below are either shown in the preceding summary investment portfolio or included in the value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the six months ended June 30, 2009, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 6/30/09 (000)
Lender Processing Services, Inc.	5,785,000	-	-	5,785,000	$1,157	$160,650
Chipotle Mexican Grill, Inc., Class B (1)	1,195,200	-	-	1,195,200	-	83,413
Chipotle Mexican Grill, Inc., Class A (1)	920,000	-	432,491	487,509	-	39,001
Core Laboratories NV	1,197,700	-	-	1,197,700	204	104,380
Pacific Rubiales Energy Corp. (1)	12,550,000	-	-	12,550,000	-	103,531
Panalpina Welttransport (Holding) AG (3)	1,483,282	60,970	260,000	1,284,252	2,250	93,597
Digital River, Inc. (1)	2,625,000	-	550,000	2,075,000	-	75,364
Uranium One Inc. (1)	24,544,500	1,000,000	-	25,544,500	-	58,670
lululemon athletica inc. (1)	4,185,000	-	-	4,185,000	-	54,530
Blue Nile, Inc. (1)	1,043,000	-	-	1,043,000	-	44,838
Minerals Technologies Inc.	1,025,000	-	-	1,025,000	102	36,921
Heartland Payment Systems, Inc.	2,426,600	-	-	2,426,600	85	23,223
KGen Power Corp. (1) (3)	3,166,128	-	-	3,166,128	-	17,414
DataPath, Inc. (5)	2,819,968	-	2,819,968	-	-	-
Graco Inc. (5)	3,018,707	-	443,707	2,575,000	1,134	-
					$4,932	$895,532

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.
(2) Represents an affiliated company as defined under the Investment Company Act of 1940.
(3) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $1,575,148,000, which represented 7.81% of the net assets of the fund. This amount includes $1,549,740,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(4) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $423,270,000, which represented 2.10% of the net assets of the fund.

(5) Unaffiliated issuer at 6/30/2009.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

International Fund
Summary investment portfolio, June 30, 2009
unaudited

Largest individual equity securities	Percent of net assets
Bayer	4.21%
Gazprom	2.97
América Móvil	2.01
Inditex	2.00
Novartis	1.99
Credit Suisse	1.97
Teva Pharmaceutical Industries	1.89
MTN Group	1.86
Nestlé	1.68
Banco Santander	1.50

			Percent
		Value	of net
Common stocks - 89.35%	Shares	(000)	assets

Financials - 16.14%
Credit Suisse Group AG (1)	3,294,113	$150,451	1.97%
Banco Santander, SA (1)	9,521,231	114,865	1.50
BNP Paribas SA (1)	1,723,778	111,827	1.46
AXA SA (1)	5,071,611	95,850	1.25
Itaú Unibanco Banco Múltiplo SA (ADR)	5,255,591	83,196	1.09
Bank of China Ltd., Class H (1)	161,848,000	76,694	1.00
Prudential PLC (1)	11,175,242	76,004	.99
Société Générale (1)	946,512	51,625	.67
Other securities		474,979	6.21
		1,235,491	16.14

Consumer discretionary - 13.29%
Industria de Diseño Textil, SA (1)	3,181,000	152,822	2.00
Fiat SpA (1) (2)	11,245,000	114,041	1.49
Esprit Holdings Ltd. (1)	14,785,900	82,333	1.08
British Sky Broadcasting Group PLC (1)	9,057,500	67,914	.89
adidas AG (1)	1,566,000	59,651	.78
Marks and Spencer Group PLC (1)	9,880,000	49,841	.65
Other securities		490,289	6.40
		1,016,891	13.29

Health care - 12.84%
Bayer AG, non-registered shares (1)	6,000,023	322,074	4.21
Novartis AG (1)	3,739,613	152,012	1.99
Teva Pharmaceutical Industries Ltd. (ADR)	2,928,000	144,467	1.89
Merck KGaA (1)	972,655	99,131	1.29
Roche Holding AG (1)	652,302	88,790	1.16
Richter Gedeon NYRT (1)	307,000	55,028	.72
Other securities		121,594	1.58
		983,096	12.84

Telecommunication services - 9.73%
América Móvil, SAB de CV, Series L (ADR)	3,961,500	153,389	2.01
MTN Group Ltd. (1)	9,265,900	142,525	1.86
Telefónica, SA (1)	4,160,000	94,298	1.23
Philippine Long Distance Telephone Co. (1)	1,254,800	62,448
Philippine Long Distance Telephone Co. (ADR)	340,000	16,905	1.04
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B (1)	77,865,500	57,716	.76
Other securities		217,266	2.83
		744,547	9.73

Energy - 8.10%
OAO Gazprom (ADR) (1)	11,159,300	227,393	2.97
Aker Solutions ASA (1)	7,945,000	65,973	.86
Reliance Industries Ltd. (1) (2)	1,527,500	64,634	.84
Eni SpA (1)	2,599,000	61,636	.81
Royal Dutch Shell PLC, Class B (1)	2,122,719	53,565	.70
Other securities		147,080	1.92
		620,281	8.10

Information technology - 7.51%
SAP AG (1)	2,340,000	94,309	1.23
HOYA CORP. (1)	4,158,300	83,255	1.09
Canon, Inc. (1)	1,534,500	49,941	.65
Other securities		347,068	4.54
		574,573	7.51

Industrials - 7.04%
Siemens AG (1)	1,591,000	110,110	1.44
Ryanair Holdings PLC (ADR) (2)	3,311,400	94,011	1.23
SMC Corp. (1)	831,200	89,086	1.16
Wolseley PLC (1) (2)	3,188,152	60,920	.79
Samsung Engineering Co., Ltd. (1)	828,750	54,893	.72
Other securities		129,971	1.70
		538,991	7.04

Consumer staples - 5.76%
Nestlé SA (1)	3,404,800	128,566	1.68
Anheuser-Busch InBev NV (1)	2,612,414	94,546	1.24
Pernod Ricard Co. (1)	857,754	54,135	.71
Other securities		163,319	2.13
		440,566	5.76

Materials - 4.93%
ArcelorMittal (1)	2,927,500	96,113	1.26
Linde AG (1)	634,500	52,149	.68
Rio Tinto PLC (1)	1,479,327	51,475	.67
Other securities		177,966	2.32
		377,703	4.93

Utilities - 1.96%
GDF Suez (1)	2,401,164	89,673	1.17
Other securities		60,619	.79
		150,292	1.96

Miscellaneous - 2.05%
Other common stocks in initial period of acquisition		157,070	2.05

Total common stocks (cost: $7,095,449,000)		6,839,501	89.35

Preferred stocks - 0.13%

Financials - 0.13%
Other securities		9,567	.13

Total preferred stocks (cost: $8,576,000)		9,567	.13

Rights & warrants - 0.10%

Materials - 0.10%
Other securities		8,010	.10

Total rights & warrants (cost: $7,223,000)		8,010	.10

	Principal
	amount
Short-term securities - 12.88%	(000)

Freddie Mac 0.20%-0.58% due 8/17-9/28/2009	$286,635	286,515	3.74
Federal Home Loan Bank 0.17%-0.58% due 7/2-9/23/2009	195,200	195,138	2.55
Fannie Mae 0.17%-0.70% due 7/13-11/16/2009	117,200	117,148	1.53
U.S. Treasury Bills 0.17%-0.305% due 7/16-9/24/2009	107,400	107,380	1.40
Caisse d'Amortissement de la Dette Sociale 0.45%-0.48% due 8/21/2009	50,700	50,685	.66
Nestlé Finance International Ltd. 0.19% due 8/24/2009	34,000	33,985
Nestlé Capital Corp. 0.22% due 8/13/2009 (3)	7,050	7,048	.54
BNP Paribas Finance Inc. 0.37% due 7/13/2009	25,000	24,995	.33
Other securities		162,665	2.13

Total short-term securities (cost: $985,510,000)		985,559	12.88

Total investment securities (cost: $8,096,758,000)		7,842,637	102.46
Other assets less liabilities		(188,060)	(2.46)

Net assets		$7,654,577	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.  Some of these securities (with aggregate value of $7,044,000, which represented .09% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Valued under fair value procedures adopted by authority of the board of trustees.  The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $6,157,944,000, which represented 80.45% of the net assets of the fund.  This amount includes $6,150,900,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(2) Security did not produce income during the last 12 months.
(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $123,608,000, which represented 1.61% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

New World Fund
Summary investment portfolio, June 30, 2009
unaudited

Largest individual equity securities	Percent of net assets

America Movil	2.19%
Petroleo Brasileiro - Petrobras	1.84
Telefonica	1.83
Tesco	1.55
Samsung Electronics	1.44
Cochlear	1.38
Toyota Motor	1.33
Krka	1.29
Anheuser-Busch InBev	1.24
Novo Nordisk	1.19

			Percent
		Value	of net
Common stocks - 79.12%	Shares	(000)	assets

Consumer staples - 13.36%
Tesco PLC (1)	4,242,418	$24,715	1.55%
Anheuser-Busch InBev NV (1)	546,000	19,760	1.24
Nestlé SA (1)	380,000	14,349	.90
Coca-Cola Co.	287,000	13,773	.86
Wal-Mart de México, SAB de CV, Series V (ADR) (1)	393,000	11,600
Wal-Mart de México, SAB de CV, Series V	705,000	2,081	.86
British American Tobacco PLC (1)	393,000	10,852	.68
SABMiller PLC (1)	529,000	10,764	.67
Beiersdorf AG (1)	220,000	10,368	.65
Other securities		95,334	5.95
		213,596	13.36

Financials - 11.59%
DLF Ltd. (1)	2,800,000	18,177	1.14
Itaú Unibanco Banco Múltiplo SA, preferred nominative	534,500	8,472
Itaú Unibanco Banco Múltiplo SA (ADR)	508,257	8,046	1.03
Banco Santander, SA (1)	1,356,454	16,364	1.02
Türkiye Garanti Bankasi AS (1) (2)	6,060,000	16,299	1.02
PT Bank Rakyat Indonesia (Persero) Tbk (1)	25,653,150	15,773	.99
Housing Development Finance Corp. Ltd. (1)	290,000	14,213	.89
Amil Participações SA, ordinary nominative	2,752,410	13,257	.83
Industrial and Commercial Bank of China Ltd., Class H (1)	14,550,000	10,105	.63
Other securities		64,597	4.04
		185,303	11.59

Telecommunication services - 8.25%
América Móvil, SAB de CV, Series L (ADR)	904,875	35,037	2.19
Telefónica, SA (1)	1,287,000	29,173	1.83
Telefónica 02 Czech Republic, AS (1)	610,000	13,872	.87
China Telecom Corp. Ltd., Class H (1)	24,650,000	12,189	.76
Other securities		41,587	2.60
		131,858	8.25

Information technology - 8.13%
Samsung Electronics Co., Ltd. (1)	49,725	23,055	1.44
Google Inc., Class A (2)	45,000	18,971	1.19
HTC Corp. (1)	1,102,000	15,515	.97
Infosys Technologies Ltd. (1)	415,000	15,406	.96
Nokia Corp. (1)	578,600	8,441
Nokia Corp. (ADR)	202,100	2,947	.71
Other securities		45,565	2.86
		129,900	8.13

Industrials - 7.54%
Murray & Roberts Holdings Ltd. (1)	2,839,644	18,520	1.16
Schneider Electric SA (1)	153,326	11,723	.73
China Railway Construction Corp. Ltd., Class H (1) (2)	7,150,000	11,012	.69
Other securities		79,284	4.96
		120,539	7.54

Materials - 7.14%
Holcim Ltd. (1) (2)	316,075	18,014	1.13
Anglo American PLC (ZAR denominated) (1)	401,850	11,664	.73
Antofagasta PLC (1)	1,200,000	11,647	.73
Sigma-Aldrich Corp.	225,000	11,151	.70
Other securities		61,638	3.85
		114,114	7.14

Energy - 6.31%
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	545,200	22,342
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	212,000	7,072	1.84
OAO Gazprom (ADR) (1)	707,500	14,417	.90
Saipem SpA, Class S (1)	466,000	11,372	.71
Other securities		45,617	2.86
		100,820	6.31

Consumer discretionary - 5.25%
Toyota Motor Corp. (1)	563,400	21,298	1.33
Honda Motor Co., Ltd. (1)	485,000	13,279	.83
Other securities		49,406	3.09
		83,983	5.25

Health care - 5.04%
Cochlear Ltd. (1)	475,000	22,070	1.38
Krka, dd, Novo mesto (1)	209,640	20,539	1.29
Novo Nordisk A/S, Class B (1)	350,320	19,045	1.19
Other securities		18,871	1.18
		80,525	5.04

Utilities - 2.41%
Cia. Energética de Minas Gerais - Cemig, preferred nominative	775,000	10,408	.65
Other securities		28,049	1.76
		38,457	2.41

Miscellaneous - 4.10%
Other common stocks in initial period of acquisition		65,528	4.10

Total common stocks (cost: $1,222,113,000)		1,264,623	79.12

Rights & warrants - 0.06%

Miscellaneous - 0.06%
Other rights & warrants in initial period of acquisition		906	.06

Total rights & warrants (cost: $467,000)		906	.06

	Principal
	amount
Bonds, notes & other debt instruments - 10.36%	(000)

Bonds & notes of governments outside the U.S. - 9.46%
Brazil (Federal Republic of) Global:
11.00% 2040	$13,375	17,468
5.875%-10.125% 2010-2037 (3)	12,134	13,761
12.50% 2016-2022	BRL 4,100	2,330
Brazailian (Federal Republic of) 10.00% 2014-2017	18,100	8,181
Brazilian Treasury Bill 6.00% 2010-2045 (4)	16,041	8,016	3.11
United Mexican States Government Global 5.625%-9.875% due 2010-2040	$14,210	14,828
United Mexican States Government 7.75-10.00% 2012-2024	MXN 100,671	8,085	1.43
Turkey (Republic of):
10.00%-16.00% 2011-2013 (4)	TRY 15,851	10,831
6.75%-7.25% 2015-2036	$9,200	9,276	1.26
Colombia (Republic of) Global:
7.375%-11.75% 2012-2037	11,824	13,235
9.85%-12.00% 2010-2027	COP 10,882,000	5,397	1.17
Other securities		39,877	2.49
		151,285	9.46

Energy - 0.59%
Gaz Capital SA 6.51%-8.146% 2013-2037 (5)	$3,800	5,978
Gazprom International SA 7.201% 2020 (3)	1,467	1,404
Open Joint Stock Co. Gazprom, Series 2, 8.625% 2034	375	366	.49
Other securities		1,630	.10
		9,378	.59

Other - 0.31%
Other securities		4,976	.31

Total bonds, notes & other debt instruments (cost: $163,046,000)		165,639	10.36

Short-term securities - 10.95%

Federal Home Loan Bank 0.17% due 7/15- 8/6/2009	31,200	31,196	1.95%
Denmark (Kingdom of) 0.22% due 9/18/2009	25,000	24,981	1.56
Freddie Mac 0.38%-0.58% due 8/11-8/24/2009	22,800	22,794	1.43
Fannie Mae 0.17%-0.52% due 7/29-8/18/2009	19,900	19,895	1.25
U.S. Treasury Bills 0.305%-0.309% due 7/23- 9/15/2009	19,800	19,795	1.24
General Electric Capital Corp. 0.15% due 7/1/2009	19,400	19,400	1.21
Pfizer Inc 0.22% due 8/4/2009 (5)	17,400	17,397	1.09
BNP Paribas Finance Inc. 0.28% due 7/30/2009	12,500	12,497	.78
Other securities		6,998	.44

Total short-term securities (cost: $174,943,000)		174,953	10.95

Total investment securities (cost: $1,560,569,000)		1,606,121	100.49
Other assets less liabilities		(7,823)	(0.49)

Net assets		$1,598,298	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $890,930,000, which represented 55.74% of the net assets of the fund. This amount includes $873,318,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(2) Security did not produce income during the last 12 months.
(3) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(4) Index-linked bond whose principal amount moves with a government retail price index.
(5) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $33,677,000, which represented 2.11% of the net assets of the fund.

Key to abbreviations
ADR = American Depositary Receipts
BRL = Brazilian reais
COP = Colombian pesos
MXN = Mexican pesos
TRY = New Turkish liras
ZAR = South African rand

See notes to Financial Statements

Blue Chip Income and Growth Fund
Summary investment portfolio, June 30, 2009
unaudited

Largest individual equity securities	Percent of net assets

Microsoft	4.46%
AT&T	4.35
Hewlett-Packard	3.45
Merck	3.30
IBM	2.92
ConocoPhillips	2.66
Medtronic	2.42
Target	2.34
Boeing	2.29
Schlumberger	2.28

			Percent
		Value	of net
Common stocks - 92.47%	Shares	(000)	assets

Information technology - 19.15%
Microsoft Corp.	5,580,000	$132,637	4.46%
Hewlett-Packard Co.	2,650,000	102,423	3.45
International Business Machines Corp.	830,000	86,669	2.92
Nokia Corp. (ADR)	4,500,000	65,610	2.21
Intel Corp.	2,200,000	36,410	1.22
Oracle Corp.	1,600,000	34,272	1.15
Yahoo! Inc. (1)	1,860,000	29,128	.98
Texas Instruments Inc.	1,250,000	26,625	.90
Cisco Systems, Inc. (1)	1,300,000	24,232	.82
Other securities		30,788	1.04
		568,794	19.15

Health care - 17.56%
Merck & Co., Inc.	3,510,000	98,140	3.30
Medtronic, Inc.	2,060,000	71,873	2.42
Aetna Inc.	2,162,420	54,169	1.82
Amgen Inc. (1)	875,000	46,322	1.56
AstraZeneca PLC (ADR)	975,000	43,036	1.45
Eli Lilly and Co.	1,125,000	38,970	1.31
UnitedHealth Group Inc.	1,500,000	37,470	1.26
Abbott Laboratories	750,000	35,280	1.19
Pfizer Inc	1,900,000	28,500	.96
Cardinal Health, Inc.	865,000	26,426	.89
Bristol-Myers Squibb Co.	1,125,000	22,849	.77
Other securities		18,789	.63
		521,824	17.56

Industrials - 15.41%
Boeing Co.	1,600,000	68,000	2.29
General Electric Co.	5,100,000	59,772	2.01
United Parcel Service, Inc., Class B	850,000	42,491	1.43
United Technologies Corp.	760,000	39,490	1.33
CSX Corp.	850,000	29,435	.99
Burlington Northern Santa Fe Corp.	340,000	25,004	.84
Illinois Tool Works Inc.	650,000	24,271	.82
Other securities		169,385	5.70
		457,848	15.41

Consumer discretionary - 10.44%
Target Corp.	1,765,000	69,665	2.34
Lowe's Companies, Inc.	2,300,000	44,643	1.50
CBS Corp., Class B	6,000,000	41,520	1.40
Time Warner Inc.	1,453,333	36,609	1.23
Leggett & Platt, Inc.	2,000,000	30,460	1.03
Other securities		87,309	2.94
		310,206	10.44

Energy - 7.63%
ConocoPhillips	1,880,000	79,073	2.66
Schlumberger Ltd.	1,250,000	67,637	2.28
Royal Dutch Shell PLC, Class A (ADR)	800,000	40,152	1.35
Other securities		39,953	1.34
		226,815	7.63

Telecommunication services - 7.08%
AT&T Inc.	5,200,000	129,168	4.35
Verizon Communications Inc.	2,000,000	61,460	2.07
Other securities		19,647	.66
		210,275	7.08

Consumer staples - 5.60%
Walgreen Co.	1,107,083	32,548	1.09
PepsiCo, Inc.	550,000	30,228	1.02
Kimberly-Clark Corp.	555,000	29,099	.98
Kellogg Co.	592,000	27,569	.93
ConAgra Foods, Inc.	1,200,000	22,872	.77
Other securities		24,080	.81
		166,396	5.60

Financials - 4.80%
Bank of America Corp.	4,796,113	63,309	2.13
JPMorgan Chase & Co.	860,000	29,335	.99
Other securities		49,821	1.68
		142,465	4.80

Utilities - 2.43%
Southern Co.	750,000	23,370	.79
FPL Group, Inc.	400,000	22,744	.77
Other securities		26,029	.87
		72,143	2.43

Materials - 0.54%
Other securities		16,147	.54

MISCELLANEOUS - 1.83%
Other common stocks in initial period of acquisition		54,234	1.83

Total common stocks (cost: $3,166,751,000)		2,747,147	92.47

Preferred stocks - 0.01%

Financials - 0.01%
Other securities		469	.01

Total preferred stocks (cost: $501,000)		469	.01

Rights & warrants - 0.00%

Financials - 0.00%
Other securities		-	.00

Total rights & warrants (cost: $230,000)		-	.00

Convertible securities - 0.09%

Financials - 0.08%
Other securities		2,468	.08

Miscellaneous - 0.01%
Other convertible securities in initial period of acquisition		171	.01

Total convertible securities (cost: $3,079,000)		2,639	.09

Bonds, notes & other debt instruments - 0.09%

Financials - 0.09%
Other securities		2,557	.09

Total bonds, notes & other debt instruments (cost: $2,192,000)		2,557	.09

	Principal
	amount
Short-term securities - 6.95%	(000)

U.S. Treasury Bills 0.187-0.221% due 7/30-9/24/2009	$42,500	42,490	1.43
Pfizer Inc. 0.18-0.22% due 7/7-8/4/2009 (2)	33,200	33,197	1.12
Federal Home Loan Bank 0.20-0.27% due 7/16-9/11/2009	23,600	23,594	.80
Abbott Laboratories 0.23% due 8/5/2009 (2)	17,000	16,997	.57
Merck & Co. Inc. 0.22% due 7/20/2009	16,200	16,198	.55
PepsiCo Inc. 0.17% due 7/14/2009 (2)	8,000	7,999	.27
Medtronic Inc. 0.19% due 7/29/2009 (2)	7,200	7,199	.24
Jupiter Securitization Co., LLC 0.27% due 7/13/2009 (2)	1,000	1,000	.03
Other securities		57,694	1.94

Total short-term securities (cost: $206,363,000)		206,368	6.95

Total investment securities (cost: $3,379,116,000)		2,959,180	99.61
Other assets less liabilities		11,809	.39

Net assets		$2,970,989	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures by the authority of the board of trustees. The total value of such securities was 2,482,000, which represented .08% of the net assets of the fund. Some of these securities (with aggregate value of $69,000, which represented less than 0.01% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.
(2) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $105,889,000, which represented 3.56% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Global Growth and Income Fund
Summary investment portfolio, June 30, 2009
unaudited

Largest individual equity securities	Percent of net assets

Microsoft	3.41%
Telefónica	2.91
Yamana Gold	1.99
Newmont Mining	1.83
Barrick Gold	1.79
Merck	1.59
AT&T	1.57
Samsung Electronics	1.53
TOTAL	1.49
Verizon Communications	1.46

			Percent
		Value	of net
Common stocks - 84.19%	Shares	(000)	assets

Financials - 12.35%
Macquarie Group Ltd. (1)	750,000	$23,563	1.32%
HSBC Holdings PLC (Hong Kong) (1)	1,020,000	8,548
HSBC Holdings PLC (ADR)	200,000	8,354	.95
Industrial and Commercial Bank of China Ltd., Class H (1)	24,137,000	16,764	.94
Australia and New Zealand Banking Group Ltd. (1)	1,140,628	15,082	.85
JPMorgan Chase & Co.	353,200	12,048	.68
Other securities		136,001	7.61
		220,360	12.35

Information technology - 12.30%
Microsoft Corp.	2,560,000	60,851	3.41
Samsung Electronics Co., Ltd. (1)	59,000	27,355	1.53
Google Inc., Class A (2)	51,000	21,501	1.20
International Business Machines Corp.	200,000	20,884	1.17
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,618,220	15,227
Taiwan Semiconductor Manufacturing Co. Ltd. (1)	960,000	1,597	.94
Novellus Systems, Inc. (2)	1,000,000	16,700	.94
KLA-Tencor Corp.	500,000	12,625	.71
Other securities		42,787	2.40
		219,527	12.30

Materials - 10.87%
Yamana Gold Inc.	4,000,000	35,578	1.99
Newmont Mining Corp.	800,000	32,696	1.83
Barrick Gold Corp.	950,000	31,873	1.79
Rio Tinto PLC (1)	700,000	24,357	1.37
United States Steel Corp.	500,000	17,870	1.00
BHP Billiton Ltd. (ADR)	150,000	8,210
BHP Billiton Ltd. (1)	258,000	7,073	.86
Alcoa Inc.	900,000	9,297	.52
Other securities		26,972	1.51
		193,926	10.87

Telecommunication services - 10.17%
Telefónica, SA (1)	2,288,000	51,864	2.91
AT&T Inc.	1,125,000	27,945	1.57
Verizon Communications Inc.	850,000	26,120	1.46
Qwest Communications International Inc.	5,000,000	20,750	1.16
Koninklijke KPN NV (1)	1,382,000	19,032	1.07
Other securities		35,738	2.00
		181,449	10.17

Consumer staples - 9.23%
Kraft Foods Inc., Class A	898,000	22,755	1.28
Diageo PLC (1)	1,526,000	21,904	1.23
Anheuser-Busch InBev NV (1)	500,000	18,095	1.01
British American Tobacco PLC (1)	655,000	18,086	1.01
Shoppers Drug Mart Corp.	374,500	16,104	.90
Tesco PLC (1)	2,555,000	14,885	.83
C&C Group PLC (1)	4,000,000	13,505	.76
Other securities		39,314	2.21
		164,648	9.23

Health care - 7.23%
Merck & Co., Inc.	1,017,000	28,435	1.59
Bayer AG, non-registered shares (1)	316,000	16,963	.95
Roche Holding AG (1)	117,850	16,041	.90
UCB SA (1)	500,000	16,023	.90
Other securities		51,528	2.89
		128,990	7.23

Industrials - 6.20%
Schneider Electric SA (1)	276,322	21,126	1.18
Joy Global Inc.	550,000	19,646	1.10
General Electric Co.	1,000,000	11,720	.66
Other securities		58,178	3.26
		110,670	6.20

Energy - 6.05%
TOTAL SA (1)	490,000	26,531	1.49
China National Offshore Oil Corp. (1)	15,000,000	18,471	1.04
Baker Hughes Inc.	500,000	18,220	1.02
Saipem SpA, Class S (1)	592,000	14,446	.81
EnCana Corp.	267,000	13,246	.74
Other securities		17,017	.95
		107,931	6.05

Consumer discretionary - 5.88%
Virgin Media Inc. (2)	2,015,000	18,840	1.06
Carphone Warehouse Group PLC (1)	5,691,100	14,894	.84
Toyota Motor Corp. (1)	378,000	14,289	.80
McDonald's Corp.	230,000	13,223	.74
Carnival Corp., units	500,000	12,885	.72
Other securities		30,771	1.72
		104,902	5.88

Utilities - 3.66%
GDF Suez (1)	415,201	15,506	.87
Other securities		49,864	2.79
		65,370	3.66

MISCELLANEOUS - 0.25%
Other common stocks in initial period of acquisition		4,584	.25

Total common stocks (cost: $1,776,600,000)		1,502,357	84.19

Preferred stocks - 1.67%

Financials - 1.67%
SMFG Preferred Capital USD 3 Ltd. 9.50% (3) (4)	13,975,000	13,696	.77
Other securities		16,168	.90

Total preferred stocks (cost: $31,550,000)		29,864	1.67

Rights & warrants - 0.24%

Miscellaneous - 0.24%
Other rights & warrants in initial period of acquisition		4,218	.24

Total rights & warrants (cost: $3,483,000)		4,218	.24

	Principal
	amount
Convertible securities - 0.59%

Materials - 0.59%
Alcoa Inc. 5.25% convertible notes 2014	$6,000,000	10,538	.59

Total convertible securities (cost: $6,000,000)		10,538	.59

	Principal
	amount
Bonds, notes & other debt instruments - 3.67%	(000)

Consumer discretionary - 0.58%
NTL Cable PLC 9.50% 2016	5,000	4,950	.28
Other securities		5,455	.30
		10,405	.58
Other - 3.09%
Other securities		55,087	3.09

Total bonds, notes & other debt instruments (cost: $61,619,000)		65,492	3.67

Short-term securities - 10.19%

Federal Home Loan Bank 0.15%-0.56% due 7/2-9/29/2009	$75,500	75,484	4.23
U.S. Treasury Bills 0.17%-0.195% due 8/27-9/17/2009	30,200	30,191	1.69
General Electric Capital Corp. 0.15% due 7/1/2009	16,600	16,600	.93
Juniper Securitization Co., LLC 0.30% due 7/13/2009	10,000	9,999	.56
Other securities		49,533	2.78

Total short-term securities (cost: $181,797,000)		181,807	10.19

Total investment securities (cost: $2,061,049,000)		1,794,276	100.55
Other assets less liabilities		(9,793)	(.55)

Net assets		$1,784,483	100.00%

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.  The value of the fund's affiliated-company holding is included in "Other securities" under its respective industry sector in the preceding summary investment portfolio. Further details on this holding and related transactions during the six months ended June 30, 2009, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 6/30/09 (000)
Rickmers Maritime (1)	24,370,000	3,050,000	-	27,420,000	$1,136	$9,898

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $732,879,000, which represented 41.07% of the net assets of the fund. This amount includes $723,187,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(2) Security did not produce income during the last 12 months.
(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $48,960,000, which represented 2.74% of the net assets of the fund.

(4) Coupon rate may change periodically.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Growth - Income Fund
Summary investment portfolio, June 30, 2009
unaudited

Largest individual equity securities	Percent of net assets

Microsoft	2.91%
Oracle	2.77
Yahoo!	1.91
Hewlett-Packard	1.86
AT&T	1.49
Time Warner	1.49
Schlumberger	1.40
Philip Morris International	1.40
Google	1.39
Intel	1.36

			Percent
		Value	of net
Common stocks - 85.94%	Shares	(000)	assets

Information technology - 23.56%
Microsoft Corp.	24,650,100	$585,933	2.91%
Oracle Corp.	26,067,500	558,366	2.77
Yahoo! Inc. (1)	24,560,000	384,610	1.91
Hewlett-Packard Co.	9,685,000	374,325	1.86
Google Inc., Class A (1)	662,500	279,303	1.39
Intel Corp.	16,600,000	274,730	1.36
International Business Machines Corp.	2,500,000	261,050	1.29
Cisco Systems, Inc. (1)	12,400,000	231,136	1.15
Corning Inc.	11,500,000	184,690	.92
SAP AG (2)	2,736,574	110,292
SAP AG (ADR)	920,000	36,975	.73
Flextronics International Ltd. (1)	31,500,000	129,465	.64
Other securities		1,339,103	6.63
		4,749,978	23.56

Consumer discretionary - 10.81%
Time Warner Inc.	11,899,589	299,751	1.49
Target Corp.	5,678,912	224,147	1.11
Lowe's Companies, Inc.	9,930,477	192,750	.95
Best Buy Co., Inc.	4,800,000	160,752	.80
News Corp., Class A	14,500,200	132,097	.65
Other securities		1,170,129	5.81
		2,179,626	10.81

Industrials - 10.33%
United Technologies Corp.	4,075,000	211,737	1.05
United Parcel Service, Inc., Class B	3,800,000	189,962	.94
General Electric Co.	12,150,000	142,398	.71
General Dynamics Corp.	2,357,000	130,554	.65
Precision Castparts Corp.	1,654,000	120,792	.60
CSX Corp.	3,466,623	120,049	.60
Other securities		1,166,873	5.78
		2,082,365	10.33

Health care - 9.65%
Merck & Co., Inc.	7,500,000	209,700	1.04
Medtronic, Inc.	5,115,000	178,462	.89
Abbott Laboratories	3,255,000	153,115	.76
Schering-Plough Corp.	6,052,300	152,034	.75
Aetna Inc.	6,000,000	150,300	.75
Roche Holding AG (2)	925,000	125,909	.62
Other securities		975,677	4.84
		1,945,197	9.65

Energy - 7.46%
Schlumberger Ltd.	5,225,000	282,725	1.40
Royal Dutch Shell PLC, Class A (ADR)	3,835,000	192,479
Royal Dutch Shell PLC, Class B (ADR)	831,402	42,285
Royal Dutch Shell PLC, Class B (2)	139,816	3,528	1.18
Chevron Corp.	2,913,200	192,999	.96
ConocoPhillips	3,551,200	149,363	.74
Other securities		640,780	3.18
		1,504,159	7.46

Consumer staples - 7.21%
Philip Morris International Inc.	6,475,000	282,440	1.40
PepsiCo, Inc.	4,568,419	251,080	1.25
Molson Coors Brewing Co., Class B	4,781,900	202,418	1.00
Avon Products, Inc.	5,207,674	134,254	.67
Colgate-Palmolive Co.	1,767,323	125,020	.62
Other securities		458,029	2.27
		1,453,241	7.21

Financials - 5.79%
Bank of America Corp.	13,341,452	176,107	.87
JPMorgan Chase & Co.	4,247,900	144,896	.72
HSBC Holdings PLC (Hong Kong) (2)	8,105,309	67,925
HSBC Holdings PLC (ADR)	1,538,570	64,266	.65
Freddie Mac (1)	9,940,000	6,163	.03
Other securities		708,780	3.52
		1,168,137	5.79

Telecommunication services - 4.23%
AT&T Inc.	12,077,400	300,003	1.49
Verizon Communications Inc.	6,014,831	184,836	.91
Other securities		369,009	1.83
		853,848	4.23

Materials - 2.58%
Air Products and Chemicals, Inc.	2,000,000	129,180	.64
Other securities		391,841	1.94
		521,021	2.58

Utilities - 2.25%
Exelon Corp.	3,035,000	155,422	.77
Other securities		299,019	1.48
		454,441	2.25

Miscellaneous - 2.07%
Other common stocks in initial period of acquisition		417,699	2.07

Total common stocks (cost: $20,280,009,000)		17,329,712	85.94

Preferred stocks - 0.02%

Financials - 0.02%		4,123	.02

Total preferred stocks (cost: $3,840,000)		4,123	.02

Rights & warrants - 0.03%

Financials - 0.00%		-	.00

Miscellaneous - 0.03%
Other rights & warrants in initial period of acquisition		6,719	.03

Total rights & warrants (cost: $14,634,000)		6,719	.03

Convertible securities - 0.46%

Financials - 0.37%		74,532	.37%

Miscellaneous - 0.09%
Other convertible securities in initial period of acquisition		19,238	.09

Total convertible securities (cost: $114,732,000)		93,770	.46

Bonds, notes & other debt instruments - 0.06%

Other - 0.06%		12,652	.06

Total bonds, notes & other debt instruments (cost: $11,504,000)		12,652	.06

	Principal
	amount
Short-term securities - 13.60%	(000)

Federal Home Loan Bank 0.13%-0.27% due 7/1-9/11/2009	$661,886	661,771	3.28
U.S. Treasury Bills 0.155%-1.40% due 7/2-10/29/2009	595,390	595,272	2.95
Freddie Mac 0.20%-0.75% due 7/7-10/26/2009	571,400	571,119	2.83
Fannie Mae 0.18%-0.40% due 7/1-12/29/2009	239,900	239,772	1.19
Pfizer Inc 0.18%-0.34% due 7/7-12/28/2009 (3)	130,800	130,691	.65
Medtronic Inc. 0.19% due 7/9-7/30/2009 (3)	88,000	87,983	.44
Merck & Co. Inc. 0.20%-0.22% due 7/20-7/28/2009	73,100	73,089	.36
Abbott Laboratories 0.17%-0.23% due 8/5-8/21/2009 (3)	56,000	55,988	.28
Other securities		325,870	1.62

Total short-term securities (cost: $2,741,527,000)		2,741,555	13.60

Total investment securities (cost: $23,166,246,000)		20,188,531	100.11
Other assets less liabilities		(22,718)	(0.11)

Net assets		$20,165,813	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.  Some of these securities (with aggregate value of $1,228,000, which represented .00% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $1,541,054,000, which represented 7.64% of the net assets of the fund. This amount includes $1,466,026,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $508,472,000, which represented 2.52% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

International Growth and Income Fund
Summary investment portfolio, June 30, 2009
unaudited

Largest individual equity securities	Percent of net assets

Novartis	3.90%
Telekom Austria	2.66
Société Générale	2.60
Yue Yuen Industrial (Holdings)	2.18
Telefónica	2.14
Bayer	2.05
E.ON	2.03
Philip Morris International	1.83
Anheuser-Busch InBev	1.82
Quanta Computer	1.79

			Percent
		Value	of net
Common stocks - 83.66%	Shares	(000)	assets

Consumer discretionary - 11.97%
Yue Yuen Industrial (Holdings) Ltd. (1)	493,500	$1,162	2.18%
Fiat SpA (1) (2)	81,300	824	1.55
Vivendi SA (1)	30,645	734	1.38
Esprit Holdings Ltd. (1)	83,200	463	.87
Belle International Holdings Ltd. (1)	518,000	455	.85
Other securities		2,745	5.14
		6,383	11.97

Financials - 11.93%
Société Générale (1)	25,431	1,387	2.60
AXA SA (1)	42,898	811	1.52
Banco Santander, SA (1)	59,300	715	1.34
China Construction Bank Corp., Class H (1)	800,000	618	1.16
Bank of China Ltd., Class H (1)	1,200,000	569	1.07
Itaú Unibanco Banco Múltiplo SA, preferred nominative	27,500	436	.82
Other securities		1,823	3.42
		6,359	11.93

Telecommunication services - 10.63%
Telekom Austria AG, non-registered shares (1)	90,512	1,416	2.66
Telefónica, SA (1)	50,425	1,143	2.14
América Móvil, SAB de CV, Series L (ADR)	18,300	708	1.33
Telekomunikacja Polska SA (1)	122,500	595	1.12
Philippine Long Distance Telephone Co. (1)	8,300	413	.77
Telecom Italia SpA, nonvoting (1)	255,000	251	.47
Other securities		1,141	2.14
		5,667	10.63

Materials - 9.13%
ArcelorMittal (1)	24,800	814	1.53
Linde AG (1)	8,580	705	1.32
Syngenta AG (1)	2,530	588	1.10
Akzo Nobel NV (1)	10,700	471	.89
Rio Tinto PLC (1)	12,362	430	.81
Other securities		1,858	3.48
		4,866	9.13

Information technology - 8.10%
Quanta Computer Inc. (1)	590,000	956	1.79
Redecard SA, ordinary nominative	43,960	676	1.27
Nintendo Co., Ltd. (1)	2,400	660	1.24
Acer Inc. (1)	291,000	504	.95
HTC Corp. (1)	34,500	486	.91
NetEase.com, Inc. (ADR) (2)	12,400	436	.82
Other securities		601	1.12
		4,319	8.10

Health care - 8.03%
Novartis AG (1)	51,155	2,079	3.90
Bayer AG, non-registered shares (1)	20,350	1,092	2.05
Cochlear Ltd. (1)	10,190	473	.88
Other securities		637	1.20
		4,281	8.03

Industrials - 7.95%
AB Volvo, Class B (1)	142,000	880	1.65
MAN AG (1)	10,120	622	1.17
Qantas Airways Ltd. (1)	323,000	521	.98
Deutsche Post AG (1)	39,440	515	.96
Other securities		1,699	3.19
		4,237	7.95

Consumer staples - 6.08%
Philip Morris International Inc.	22,300	973	1.83
Anheuser-Busch InBev NV (1)	26,770	969	1.82
Wilmar International Ltd. (1)	265,000	916	1.72
Other securities		383	.71
		3,241	6.08

Utilities - 4.80%
E.ON AG (1)	30,550	1,084	2.03
GDF Suez (1)	14,700	549	1.03
Hongkong Electric Holdings Ltd. (1)	95,500	532	1.00
Other securities		396	.74
		2,561	4.80

Energy - 3.67%
OAO Gazprom (ADR) (1)	28,400	579	1.09
Eni SpA (1)	21,650	513	.96
China National Offshore Oil Corp. (1)	340,000	419	.78
Other securities		448	.84
		1,959	3.67

Miscellaneous - 1.37%
Other common stocks in initial period of acquisition		734	1.37

Total common stocks (cost: $39,432,000)		44,607	83.66

Preferred stocks - 0.80%

Financials - 0.80%
Other securities		425	.80

Total preferred stocks (cost: $370,000)		425	.80

Rights & warrants - 0.05%

Materials - 0.05%
Other securities		29	.05

Total rights & warrants (cost: $21,000)		29	.05

	Principal
Bonds, notes & other debt instruments - 4.37%	amount (000)

Telecommunication services - 1.78%
Telecom Italia Capital SA, Series B, 5.25% 2013	$645	$633
Telecom Italia Capital SA 4.95% 2014	330	316	1.78
		949	1.78

Financials - 1.68%
Westfield Group 5.40%-7.125% 2012-2018 (3)	640	603
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 2014 (3)	40	36	1.20
Other securities		258	.48
		897	1.68

Other - 0.91%
Other securities		482	.91

Total bonds, notes & other debt instruments (cost: $2,028,000)		2,328	4.37

Short-term securities - 9.47%

Federal Home Loan Bank 0.19% due 8/14/2009	1,400	1,399	2.62
General Electric Capital Corp. 0.15% due 7/1/2009	1,100	1,100	2.06
U.S. Treasury Bills 0.176% due 8/20/2009	1,100	1,100	2.06
Alcon Capital Corp. 0.20% due 7/13/2009 (3)	500	500	.94
Abbott Laboratories 0.20% due 8/14/2009 (3)	500	500	.94
Freddie Mac 0.40% due 7/7/2009	450	450	.85

Total short-term securities (cost: $5,049,000)		5,049	9.47

Total investment securities (cost: $46,900,000)		52,438	98.35
Other assets less liabilities		878	1.65

Net assets		$53,316	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $40,540,000, which represented 76.04% of the net assets of the fund. This amount includes $40,474,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(2) Security did not produce income during the last 12 months.
(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $1,875,000, which represented 3.52% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Asset Allocation Fund
Summary investment portfolio, June 30, 2009
unaudited

Largest individual equity securities	Percent of net assets

Johnson & Johnson	1.70%
Monsanto	1.59
Cisco Systems	1.56
Coca-Cola	1.53
IBM	1.51
BHP Billiton	1.46
Hewlett-Packard	1.39
Chevron	1.38
Amgen	1.20
Oracle	1.19

			Percent
		Value	of net
Common stocks - 66.94%	Shares	(000)	assets

Information technology - 14.02%
Cisco Systems, Inc. (1)	6,810,000	$126,938	1.56%
International Business Machines Corp.	1,180,000	123,216	1.51
Hewlett-Packard Co.	2,930,000	113,244	1.39
Oracle Corp.	4,522,500	96,872	1.19
Microsoft Corp.	4,000,000	95,080	1.17
Applied Materials, Inc.	8,100,000	88,857	1.09
Yahoo! Inc. (1)	4,000,000	62,640	.77
Google Inc., Class A (1)	145,000	61,131	.75
Paychex, Inc.	2,420,000	60,984	.75
Apple Inc. (1)	380,000	54,123	.66
Other securities		259,853	3.18
		1,142,938	14.02

Materials - 8.61%
Monsanto Co.	1,740,000	129,352	1.59
BHP Billiton Ltd. (2)	4,340,000	118,978	1.46
Newmont Mining Corp.	2,165,000	88,483	1.09
Dow Chemical Co.	4,000,000	64,560	.79
Vulcan Materials Co.	1,400,000	60,340	.74
Praxair, Inc.	700,000	49,749	.61
Other securities		190,137	2.33
		701,599	8.61

Health care - 8.31%
Johnson & Johnson	2,440,000	138,592	1.70
Amgen Inc. (1)	1,850,000	97,939	1.20
Abbott Laboratories	1,990,000	93,610	1.15
Wyeth	2,000,000	90,780	1.11
Boston Scientific Corp. (1)	5,500,000	55,770	.68
Eli Lilly and Co.	1,500,000	51,960	.64
Other securities		148,926	1.83
		677,577	8.31

Financials - 6.83%
JPMorgan Chase & Co.	2,650,000	90,392	1.11
ACE Ltd.	1,770,000	78,287	.96
Wells Fargo & Co.	3,200,000	77,632	.95
T. Rowe Price Group, Inc.	1,700,000	70,839	.87
Marsh & McLennan Companies, Inc.	2,840,000	57,169	.70
Berkshire Hathaway Inc., Class A (1)	600	54,000	.66
Moody's Corp.	2,035,000	53,622	.66
Other securities		74,655	.92
		556,596	6.83

Industrials - 6.68%
Boeing Co.	2,250,000	95,625	1.17
Robert Half International Inc.	2,750,000	64,955	.80
IDEX Corp.	1,950,000	47,911	.59
Other securities		336,106	4.12
		544,597	6.68

Energy - 6.53%
Chevron Corp.	1,700,000	112,625	1.38
Schlumberger Ltd.	1,350,000	73,049	.90
Smith International, Inc.	2,800,000	72,100	.88
Suncor Energy Inc.	2,150,000	65,415	.80
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	1,250,000	51,225	.63
Other securities		158,038	1.94
		532,452	6.53

Consumer staples - 4.90%
Coca-Cola Co.	2,600,000	124,774	1.53
Philip Morris International Inc.	1,490,000	64,994	.80
PepsiCo, Inc.	1,000,000	54,960	.68
Other securities		154,259	1.89
		398,987	4.90

Consumer discretionary - 4.77%
Home Depot, Inc.	2,500,000	59,075	.72
Johnson Controls, Inc.	2,650,000	57,558	.71
Best Buy Co., Inc.	1,705,350	57,112	.70
Other securities		214,986	2.64
		388,731	4.77

Telecommunication services - 1.94%
AT&T Inc.	3,300,000	81,972	1.01
Other securities		75,830	.93
		157,802	1.94

Utilities - 1.47%
Other securities		119,723	1.47

Miscellaneous - 2.88%
Other common stocks in initial period of acquisition		234,753	2.88

Total common stocks (cost: $5,854,780,000)		5,455,755	66.94

			Percent
		Value	of net
Preferred stocks - 0.11%	Shares	(000)	assets

Financials - 0.11%
Wells Fargo Capital XV 9.75% (3)	800,000	775	.01
Other securities		8,282	.10

Total preferred stocks (cost: $11,901,000)		9,057	.11

			Percent
		Value	of net
Rights & warrants - 0.08%		(000)	assets

Other - 0.00%
Other securities		-	.00

Miscellaneous - 0.08%
Other rights & warrants in initial period of acquisition		$6,646	.08

Total rights & warrants (cost: $5,848,000)		6,646	.08

	Principal
	amount
Bonds, notes & other debt instruments - 26.28%	(000)

Bonds & notes of U.S. government & government agencies - 9.50%
U.S. Treasury:
3.875% 2010	$164,000	170,467
4.625% 2011	122,500	132,443
3.50% 2039	64,000	55,370
1.50%-8.875% 2009-2038 (2) (4)	306,937	333,845	8.49
Federal Home Loan Bank 5.25%-5.625% 2014-2016	28,670	28,993	.36
Fannie Mae 6.25% 2029	15,575	18,186	.22
Freddie Mac 6.625% 2009	1,070	1,084	.01
Other securities		33,788	.42
		774,176	9.50

Mortgage-backed obligations (5) - 6.73%
Fannie Mae 0%-7.50% 2009-2047	220,934	228,200	2.80
Freddie Mac 5.00%-7.50% 2016-2039 (3)	110,081	113,395	1.39
Other securities		207,362	2.54
		548,957	6.73

Consumer discretionary - 1.98%
Other securities		161,200	1.98

Financials - 1.42%
JPMorgan Chase Bank NA 6.00% 2017	4,180	4,075
JPMorgan Chase Capital XXII, Series V, 6.45% 2087 (3)	2,560	2,053	.08
Wells Fargo Capital XIII 7.70% (undated) (3)	585	486
Wells Fargo & Co. 4.375%-7.98% 2013-2017 (3)	5,370	5,137	.07
Other securities		103,869	1.27
		115,620	1.42

Industrials - 1.21%
Other securities		98,282	1.21

Utilities - 1.02%
Other securities		82,922	1.02

Health care - 0.95%
Abbott Laboratories 5.125% 2019	2,400	2,476	.03
Other securities		75,243	.92
		77,719	.95

Telecommunication services - 0.94%
AT&T Inc. 6.70% 2013	4,340	4,771
SBC Communications Inc. 4.125%-5.625% 2009-2016	3,500	3,560	.10
Other securities		68,560	.84
		76,891	.94

Other - 2.53%
Hewlett-Packard Co. 5.50% 2018	3,100	3,264
Electronic Data Systems Corp. 6.00%-7.45% 2013-2029 (3)	4,635	5,198	.10
BHP Billiton Finance (USA) Ltd. 5.50% 2014	2,200	2,363	.03
Other securities		195,471	2.40
		206,296	2.53

Total bonds, notes & other debt instruments (cost: $2,246,366,000)		2,142,063	26.28

	Principal		Percent
	amount	Value	of net
Short-term securities - 6.87%	(000)	(000)	assets

Federal Home Loan Bank 0.15%-0.56% due 7/29-10/19/2009	199,800	199,697	2.45
Fannie Mae 0.17%-0.52% due 7/1-10/19/2009	118,700	118,647	1.45
Jupiter Securitization Co., LLC 0.27% due 7/15/2009 (6)	39,900	39,896	.49
Freddie Mac 0.18%-0.23% due 8/24/2009	34,200	34,188	.42
U.S. Treasury Bills 0.176%-0.67% due 7/23-11/19/2009	25,920	25,912	.32
Coca-Cola Co. 0.27% due 7/9/2009 (6)	19,500	19,499	.24
Johnson & Johnson 0.22% due 7/2/2009 (6)	18,400	18,400	.23
Abbott Laboratories 0.20% due 8/20/2009 (6)	4,300	4,299	.05
Other securities		99,265	1.22

Total short-term securities (cost: $559,800,000)		559,803	6.87

Total investment securities (cost: $8,678,695,000)		8,173,324	100.28
Other assets less liabilities		(22,536)	(.28)

Net assets		$8,150,788	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $374,744,000, which represented 4.60% of the net assets of the fund. This amount includes $282,460,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(3) Coupon rate may change periodically.
(4) Index-linked bond whose principal amount moves with a government retail price index.
(5) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(6) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $388,262,000, which represented 4.76% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Bond Fund
Summary investment portfolio, June 30, 2009
unaudited

Largest Holdings (By issuer)	Percent of net assets

U.S. Treasury	24.76%
Fannie Mae	16.58
Freddie Mac	6.07
Germany Federal Republic	1.42
Federal Home Loan Bank	1.27
United Mexican States	1.09
Bank of America	0.78
Verizon Communications	0.69
United Kingdom	0.60
AT&T	0.57

	Principal		Percent
	amount	Value	of net
Bonds, notes & other debt instruments - 89.45%	(000)	(000)	assets

Bonds & notes of U.S. government & government agencies - 30.03%
U.S. Treasury:
1.75% 2011	$179,810	$181,741
4.50% 2012	30,000	32,463
2.00% 2013	126,065	124,238
3.125% 2013	25,000	25,904
3.375% 2013	105,760	110,849
1.75% 2014	140,460	136,526
1.875% 2014	25,000	24,263
2.25% 2014	115,000	113,473
4.00% 2014	53,000	56,737
4.25% 2015	79,250	84,977
2.375% 2016	104,000	99,124
3.25% 2016	25,000	25,106
5.125% 2016	34,750	38,983
7.50% 2016	46,000	58,733
3.75% 2018	89,000	90,550
3.875% 2018	41,250	42,515
2.75% 2019	213,930	200,393
3.125% 2019	169,530	163,954
8.50% 2020	25,500	35,883
3.125%-9.25% 2011-2038	72,445	82,809	24.76%
Freddie Mac:
5.75% 2012	40,000	44,132
2.50% 2014	30,000	29,500
3.125%-5.75% 2010-2016	42,235	43,924	1.68
Federal Home Loan Bank:
3.625% 2013	25,000	25,873
4.00% 2013	30,000	31,590
2.25%-5.375% 2012-2016	30,250	31,489	1.27
Fannie Mae:
3.25% 2013	30,000	31,045
2.50%-5.50% 2011-2014	46,350	46,944	1.12
Other securities		83,036	1.20
		2,096,754	30.03

Mortgage-backed obligations (1) - 22.80%
Fannie Mae:
4.50% 2021	74,794	77,380
5.50% 2023	21,939	23,002
4.00% 2024	84,046	84,212
4.00% 2024	46,121	46,200
4.00% 2024	45,900	45,991
4.50% 2024	36,393	37,185
4.50% 2024	33,073	33,806
4.50% 2024	21,839	22,314
6.00% 2037	51,437	53,841
5.00% 2038	44,526	45,395
6.00% 2038	36,948	38,722
6.00% 2038	34,492	36,110
6.50% 2039	41,025	43,698
4.00%-12.01% 2010-2042 (2)	469,757	490,088	15.44
Freddie Mac:
4.00% 2024	35,040	35,084
6.00% 2036	41,285	43,212
6.50% 2039	22,780	24,239
0%-7.00% 2015-2039 (2)	196,334	203,415	4.38
Other securities		208,123	2.98
		1,592,017	22.80

Bonds & notes of governments & government agencies outside the U.S. - 7.97%
German Government:
3.75% 2017	€27,610	40,277
Series 8, 4.25% 2018	23,320	35,190
3.50%-4.75% 2013-2034	15,860	23,503	1.42
United Mexican States Government 7.25%-10.00% 2014-2036	MXN 769,800	59,798
United Mexican States Government Global 5.875%-9.875% 2010-2040	$16,890	16,555	1.09
Other securities		380,887	5.46
		556,210	7.97

Financials - 6.79%
Other securities		474,176	6.79

Consumer discretionary - 4.21%
Other securities		294,284	4.21

Telecommunication services - 3.42%
Other securities		238,583	3.42

Industrials - 3.19%
Other securities		223,122	3.19

Utilities - 2.50%
Other securities		174,266	2.50

Health care - 2.38%
Roche Holdings Inc. 6.00% 2019 (3)	29,320	31,366	.45
Abbott Laboratories 5.125%-6.00% 2019-2039	13,550	14,034	.20
Other securities		120,730	1.73
		166,130	2.38

Energy - 2.03%
Other securities		142,084	2.03

Information technology - 1.29%
Other securities		89,935	1.29

Consumer staples - 1.16%
Other securities		81,189	1.16

Asset-backed obligations - 1.12%
Other securities		78,486	1.12

Other - 0.56%
Other securities		39,049	.56

Total bonds, notes & other debt instruments (cost: $6,428,694,000)		6,246,285	89.45

Convertible securities - 0.04%	Shares

Financials - 0.04%
Fannie Mae, Series 2004-1, 5.375% convertible preferred	59	59	.00
Other securities		2,467	.04

Total convertible securities (cost: $7,297,000)		2,526	.04

Preferred stocks - 1.03%

Financials - 0.97%
Fannie Mae, Series O, 7.00% (2) (3)	787,526	1,418	.02
Freddie Mac, Series Y, 6.55% (4)	437,381	359
Freddie Mac, Series Z, 8.375% (4)	284,300	330	.01
Other securities		65,954	.94
		68,061	.97

U.S. government agency securities - 0.06%
Other securities		3,831	.06

Total preferred stocks (cost: $126,877,000)		71,892	1.03

Common stocks - 0.03%

Other - 0.03%
Other securities		1,779	.03

Total common stocks (cost: $2,674,000)		1,779	.03

Rights & warrants - 0.00%

Telecommunication services - 0.00%
Other securities		0	.00

Total rights & warrants (cost: $52,000)		0	.00

	Principal
	amount
Short-term securities - 8.36%	(000)

Federal Home Loan Bank 0.16%-0.22% due 7/17-9/18/2009	$146,150	146,117	2.09
U.S. Treasury Bills 0.17%-0.225% due 7/16-9/24/2009	95,000	94,981	1.36
Abbott Laboratories 0.21%-0.22% due 7/20-8/31/2009 (3)	64,900	64,885	.93
Pfizer Inc 0.20%-0.22% due 7/21-8/18/2009 (3)	50,000	49,995	.72
Procter & Gamble International Funding S.C.A. 0.20%-0.21% due 8/6-9/1/2009 (3)	41,300	41,284	.59
General Electric Capital Corp., FDIC insured, 0.50% due 8/25/2009	25,000	24,989
General Electric Capital Corp. 0.15% due 7/1/2009	7,100	7,100	.46
Private Export Funding Corp. 0.25%-0.35% due 7/20-8/13/2009 (3)	31,600	31,594	.45
Freddie Mac 0.33% due 8/21/2009	9,000	8,997	.13
Other securities		113,989	1.63

Total short-term securities (cost: $583,922,000)		583,931	8.36

Total investment securities (cost: $7,149,516,000)		6,906,413	98.91
Other assets less liabilities		76,398	1.09

Net assets		$6,982,811	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $41,548,000, which represented .60% of the net assets of the fund.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(2) Coupon rate may change periodically.
(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $877,648,000, which represented 12.57% of the net assets of the fund.

(4) Security did not produce income during the last 12 months.

Key to symbol and abbreviation
€ = Euros
MXN = Mexican pesos

See Notes to Financial Statements

Global Bond Fund
Summary investment portfolio, June 30, 2009
unaudited

	Principal		Percent
	amount	Value	of net
Bonds, notes & other debt instruments - 95.11%	(000)	(000)	assets

Euros - 27.25%
German Government:
3.75% 2013	€16,964	US$25,078
4.50% 2013	3,525	5,332
Series 6, 4.00% 2016	11,685	17,364
3.75% 2017	22,145	32,305
Series 7, 4.00% 2018	12,780	18,919
6.25% 2030	3,700	6,500
4.25%-5.00% 2012-2034	5,075	7,682	11.50%
Netherlands Government Eurobond:
4.00% 2011	3,200	4,677
4.25% 2013	11,110	16,627
4.50% 2017	5,230	7,812	2.96
Italian Government:
4.50% 2019	9,550	13,657
3.75% 2011	1,220	1,769	1.57
Greek Government:
5.50% 2014	4,900	7,423
6.00% 2019	4,950	7,443	1.51
Irish Government:
5.00% 2013	3,250	4,775
4.00% 2014	3,800	5,322
4.50%-5.90% 2018-2019	3,290	4,521	1.49
Austrian Government, Series 2, 4.65% 2018	7,250	10,663	1.08
KfW 4.375% 2013	7,125	10,609	1.08
French Government B.T.A.N. Eurobond 4.50% 2013	4,000	6,041	.61
European Investment Bank 4.75% 2017	2,975	4,451	.45
Polish Government 5.875% 2014	1,250	1,810	.18
Other securities		47,360	4.82
		268,140	27.25

Japanese yen - 7.10%
Japanese Government:
1.30% 2011	¥1,123,950	11,900
1.30% 2015	1,895,000	20,189
1.70% 2016	1,812,650	19,743
0.50%-2.40% 2012-2038 (1) (2)	1,728,045	17,982	7.10
		69,814	7.10

British pounds - 3.80%
United Kingdom:
2.25% 2014	£3,025	4,778
4.00% 2016	6,535	11,337
4.75% 2038	2,675	4,652
4.25%-6.00% 2011-2028	8,855	16,217	3.76
Other securities		434	.04
		37,418	3.80

Danish kroner - 2.13%
Nykredit:
5.00% 2038 (3)	DKr 45,903	8,516
6.00% 2038-2041 (3)	33,457	6,443	1.52
Kingdom of Denmark 5.00% 2013	19,985	4,090	.42
Other securities		1,915	.19
		20,964	2.13

Mexican pesos - 1.73%
United Mexican States Government:
Series MI10, 9.50% 2014	MXN 60,100	4,981
7.25%-10.00% 2015-2036	159,500	12,075	1.73
		17,056	1.73

Australian dollars - 1.64%
Queensland Treasury Corp., Series 15, 6.00% 2015	$ A 5,075	4,087	.42
KfW 6.25% 2012	1,600	1,324	.13
Other securities		10,715	1.09
		16,126	1.64

Swedish kronor - 1.30%
Swedish Government:
4.00% 2012 (3)	SKr 35,250	4,712
5.50%-6.75% 2012-2014	40,010	5,953	1.08
Other securities		2,127	.22
		12,792	1.30

Polish zloty - 1.28%
Polish Government:
5.25% 2013	PLN 35,500	11,096
5.25% 2017	5,000	1,490	1.28
		12,586	1.28

U.S. dollars - 45.55%
U.S. Treasury:
5.75% 2010	US$ 5,000	5,289
3.875% 2013	19,600	20,898
4.25% 2015	4,500	4,825
5.125% 2016	22,750	25,521
7.50% 2016	14,900	19,024
8.875% 2017	3,250	4,497
3.125% 2019	35,250	34,091
1.625%-8.125% 2011-2039 (1) (2)	29,697	31,549	14.81
Fannie Mae:
4.00% 2024 (3)	4,787	4,795
4.00% 2024 (3)	6,500	6,511
4.00% 2024 (3)	11,081	11,103
0%-6.50% 2024-2039 (3) (4)	31,505	32,472	5.58
Freddie Mac:
6.50% 2038 (3)	5,243	5,581
0%-6.50% 2010-2039 (3) (4)	26,669	27,637	3.38
GlaxoSmithKline Capital Inc. 5.65% 2018	4,220	4,478	.46
Roche Holdings Inc. 6.00% 2019 (5)	4,030	4,311	.44
France Government Agency-Guaranteed, Société Finance 3.375% 2014 (5)	1,150	1,152
Société Générale 5.75% 2016 (5)	3,060	2,818	.40
United Mexican States Government Global 5.875%-6.05% 2014-2040	1,860	1,855	.19
South Korean Government 5.75% 2014	700	719	.07
Other securities		199,069	20.22
		448,195	45.55

Other currencies - 3.33%
South Korean Government 4.25%-5.75% 2010-2018	KRW 11,542,000	9,134	.93
Canadian Government 4.50% 2015	$ C 4,340	4,098	.42
KfW 5.00% 2015	NKr 5,500	883	.09
Other securities		18,655	1.89
		32,770	3.33

Total bonds, notes & other debt instruments (cost: $926,174,000)		935,861	95.11

Preferred stocks - 0.43%	Shares

U.S. dollars - 0.18%
Société Générale 5.922% (4) (5)	500,000	310	.03
Fannie Mae, Series O, 7.00% (4) (5)	8,581	15	.00
Freddie Mac, Series Z, 8.375% (6)	8,200	10	.00
Other securities		1,400	.15
		1,735	.18

Other currencies - 0.25%
Other securities		2,489	.25

Total preferred stocks (cost: $6,433,000)		4,224	.43

Common stocks - 0.00%

U.S. dollars - 0.00%
Other securities		21	.00

Total common stocks (cost: $7,000)		21	.00

Rights & warrants - 0.00%

U.S. dollars - 0.00%
Other securities		-	.00

Total rights & warrants (cost: $0)		-	.00

	Principal		Percent
	amount	Value	of net
Short-term securities - 4.71%	(000)	(000)	assets

Barton Capital LLC 0.26% due 7/2/2009 (5)	US$ 11,800	11,800	1.20
U.S. Treasury Bills 0.195% due 9/17/2009	7,600	7,597	.77
Procter & Gamble International Funding S.C.A. 0.18% due 7/8/2009 (5)	6,200	6,200	.63
Fannie Mae 0.20% due 8/20/2009	6,200	6,198	.63
Private Export Funding Corp. 0.30% due 9/1/2009 (5)	5,600	5,599	.57
General Electric Capital Corp. 0.15% due 7/1/2009	4,900	4,900	.50
Other securities		3,999	.41

Total short-term securities (cost: $46,291,000)		46,293	4.71

Total investment securities (cost: $978,905,000)		986,399	100.25
Other assets less liabilities		(2,421)	(.25)

Net assets		US$983,978	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Index-linked bond whose principal amount moves with a government retail price index.
(2) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Other securities," was $13,432,000, which represented 1.37% of the net assets of the fund.

(3) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(4) Coupon rate may change periodically.
(5) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $83,734,000, which represented 8.51% of the net assets of the fund.

(6) Security did not produce income during the last 12 months.

See Notes to Financial Statements

High - Income Bond Fund
Summary investment portfolio, June 30, 2009
unaudited

Largest Holdings (By issuer)	Percent of net assets

Nielsen Co.	2.33%
Edison International	1.97
American Tower	1.76
Univision Communications	1.75
Charter Communications	1.72
Virgin Media	1.47
Qwest Communications International	1.39
Leap Wireless International	1.27
Bank of America	1.26
HCA	1.15

	Principal		Percent
	amount	Value	of net
Bonds, notes & other debt instruments - 77.29%	(000)	(000)	assets

Consumer discretionary - 19.10%
Univision Communications, Inc.:
First Lien Term Loan B, 2.56% 2014 (1) (2) (3)	$13,235	9,955
10.50% 2015 (1) (4) (5)	16,835	9,891
7.85%-12.00% 2011-2014 (4)	5,920	5,858	1.75
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	7,908	7,552
CCH II, LLC and CCH II Capital Corp. 10.25% 2010	1,167	1,237
CCH I, LLC and CCH I Capital Corp. 11.00% 2015 (6)	250	31
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00%-10.875% 2012-2014 (4)	8,725	8,649
Charter Communications Operating, LLC, Term Loans, 4.25%-7.25% 2014 (1) (2) (3)	8,330	7,752	1.72
NTL Cable PLC:
8.75% 2014	6,665	6,532
8.75% 2014	€500	659
9.75% 2014	£300	466
9.125% 2016	$7,800	7,546
9.50% 2016	6,475	6,410	1.47
Cinemark USA, Inc. 8.625% 2019 (4)	7,400	7,344	.50
Toys "R" Us, Inc. 7.625% 2011	7,190	6,687	.46
AMC Entertainment Inc. 8.75% 2019 (4)	7,050	6,662	.45
Other securities		187,041	12.75
		280,272	19.10

Telecommunication services - 10.10%
American Tower Corp.:
7.125% 2012	6,740	6,816
7.00% 2017	10,850	10,552
7.25% 2019 (4)	8,575	8,339	1.75
Qwest Capital Funding, Inc.:
7.25% 2011	11,100	10,823
7.00%-7.90% 2009-2010	4,360	4,377
Qwest Corp. 7.875% 2011	1,475	1,482
U S WEST Capital Funding, Inc. 6.875% 2028	1,200	822
Qwest Communications International Inc. 7.25%-7.50% 2011-2014	3,100	2,879	1.39
Cricket Communications, Inc.:
9.375% 2014	8,205	8,123
7.75% 2016 (4)	10,850	10,497	1.27
MetroPCS Wireless, Inc. 9.25% 2014	9,350	9,338	.64
Other securities		74,107	5.05
		148,155	10.10

Industrials - 9.68%
Nielsen Finance LLC and Nielsen Finance Co.:
10.00% 2014	11,025	10,488
0%/12.50% 2016 (7)	16,990	11,001
11.50%-11.625% 2014-2016 (4)	10,380	10,231
Nielsen Finance LLC, Term Loan B, 2.321% 2013 (1) (2) (3)	2,770	2,508	2.33
ARAMARK Corp. 8.50% 2015	9,000	8,775	.60
DynCorp International and DIV Capital Corp., Series B, 9.50% 2013	7,491	7,229	.50
RailAmerica Inc. 9.25% 2017 (4)	7,150	6,935	.47
Other securities		84,850	5.78
		142,017	9.68

Financials - 7.10%
Countrywide Financial Corp.:
Series B, 5.80% 2012	7,592	7,644
1.426%-4.50% 2010-2012 (1)	4,255	3,852
Countrywide Home Loans, Inc., Series K, 5.625% 2009	1,775	1,776
Bank of America Corp. 5.30%-7.375% 2014-2017	4,250	3,945
Fleet Capital Trust II 7.92% 2026	1,300	1,068
BankAmerica Capital II, Series 2, 8.00% 2026	265	220	1.26
JPMorgan Chase Bank NA 6.00% 2017	1,500	1,462	.10
Other securities		84,253	5.74
		104,220	7.10

Utilities - 6.13%
Edison Mission Energy:
7.50% 2013	7,950	7,155
7.00% 2017	10,525	8,131
7.20%-7.75% 2016-2027	13,850	9,920
Midwest Generation, LLC, Series B, 8.56% 2016 (2)	3,777	3,702	1.97
Texas Competitive Electric Holdings Co. LLC:
Term Loan B2, 3.821% 2014 (1) (2) (3)	5,118	3,671
10.25%-11.25% 2015-2016 (1) (5)	18,707	11,352	1.02
NRG Energy, Inc. 7.375% 2016	10,775	10,223	.70
Intergen Power 9.00% 2017 (4)	9,775	9,311	.63
Other securities		26,566	1.81
		90,031	6.13

Materials - 5.49%
International Paper Co. 9.375% 2019	9,385	9,582	.65
Owens-Brockway Glass Container Inc. 7.375% 2016 (4)	7,705	7,512	.51
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	7,240	7,305	.50
Other securities		56,199	3.83
		80,598	5.49

Health care - 5.34%
HCA Inc.:
8.50% 2019 (4)	7,030	6,924
Term Loan B, 2.848% 2013 (1) (2) (3)	6,067	5,494
9.125%-9.625% 2014-2016 (1) (5)	4,527	4,493	1.15
Bausch & Lomb Inc. 9.875% 2015	9,780	9,389	.64
Tenet Healthcare Corp. 8.875% 2019 (4)	7,180	7,252	.49
Other securities		44,854	3.06
		78,406	5.34

Information technology - 4.87%
SunGard Data Systems Inc. 9.125% 2013	8,160	7,752	.53
First Data Corp., Term Loan B2, 3.065% 2014 (1) (2) (3)	8,857	6,700	.46
Electronic Data Systems Corp., Series B, 6.00% 2013 (1)	1,000	1,093	.07
Other securities		55,943	3.81
		71,488	4.87

Consumer staples - 3.98%
Other securities		58,432	3.98

Energy - 3.86%
Other securities		56,581	3.86

Mortgage-backed obligations - 1.12%
Other securities		16,445	1.12

Other - 0.52%
U.S. Treasury 6.00% 2026	2,000	2,413	.16
Other securities		5,289	.36
		7,702	.52

Total bonds, notes & other debt instruments (cost: $1,302,240,000)		1,134,347	77.29

			Percent
		Value	of net
Convertible securities - 0.74%		(000)	assets

Other - 0.51%
Other securities		7,579	.51

Miscellaneous - 0.23%
Other convertible securities in initial period of acquisition		3,380	.23

Total convertible securities (cost: $12,089,000)		10,959	.74

			Percent
		Value	of net
Preferred stocks - 0.99%	Shares	(000)	assets

Financials - 0.99%
JPMorgan Chase & Co., Series I, 7.90% (1)	4,985,000	$4,375	.30
Freddie Mac, Series Z, 8.375% (8)	60,000	70	.01
Other securities		10,043	.68

Total preferred stocks (cost: $25,605,000)		14,488	.99

			Percent
		Value	of net
Common stocks - 0.76%	Shares	(000)	assets

Other - 0.32%
American Tower Corp., Class A (8)	3,522	111	.01
Other securities		4,540	.31
		4,651	.32

Miscellaneous - 0.44%
Other common stocks in initial period of acquisition		6,518	.44

Total common stocks (cost: $14,808,000)		11,169	.76

			Percent
		Value	of net
Rights & warrants - 0.00%		(000)	assets

Other - 0.00%
Other securities		-	.00

Total rights & warrants (cost: $208,000)		-	.00

	Principal		Percent
	amount	Value	of net
Short-term securities - 20.13%	(000)	(000)	assets

Federal Home Loan Bank 0.16%-0.35% due 7/1-8/26/2009	54,100	54,090	3.69
Freddie Mac 0.15%-0.20% due 8/31-9/28/2009	34,900	34,880	2.38
Hewlett-Packard Co. 0.18% due 7/1/2009 (4)	25,000	25,000	1.70
Medtronic Inc. 0.19%-0.20% due 7/7-7/29/2009 (4)	20,000	19,998	1.36
U.S. Treasury Bills 0.185%-0.20% due 7/2-9/24/2009	18,900	18,895	1.29
Pfizer Inc 0.18% due 8/11/2009 (4)	18,500	18,496	1.26
Abbott Laboratories 0.22% due 8/24/2009 (4)	14,410	14,404	.98
Jupiter Securitization Co., LLC 0.25% due 7/8/2009 (4)	12,300	12,299	.84
Paccar Financial Corp. 0.35% due 7/23/2009	12,100	12,097	.82
Merck & Co. Inc. 0.20% due 7/22/2009	10,400	10,399	.71
Yale University 0.20% due 8/4/2009	10,000	9,998	.68
NetJets Inc. 0.20% due 9/8/2009 (4)	10,000	9,996	.68
Private Export Funding Corp. 0.25% due 8/13/2009 (4)	9,700	9,698	.66
E.I. duPont de Nemours and Co. 0.22% due 7/14/2009 (4)	8,500	8,499	.58
Harvard University 0.20% due 7/15/2009	6,900	6,899	.47
General Electric Capital Corp., FDIC insured, 0.23% due 7/28/2009	6,700	6,699	.46
Fannie Mae 0.16% due 7/20/2009	6,600	6,599	.45
Other securities		16,499	1.12

Total short-term securities (cost: $295,447,000)		295,445	20.13

Total investment securities (cost: $1,650,397,000)		1,466,408	99.91
Other assets less liabilities		1,278	.09

Net assets		$1,467,686	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with aggregate value of $1,385,000, which represented .09% of the net assets of the fund) may be subject to legal or contractual restrictions on resale. "Miscellaneous" and "Other securities" include securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $27,694,000, which represented 1.89% of the net assets of the fund.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Coupon rate may change periodically.
(2) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(3) Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in "Other securities," was $85,972,000, which represented 5.86% of the net assets of the fund.

(4) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $424,570,000, which represented 28.93% of the net assets of the fund.

(5) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(6) Scheduled interest and/or principal payment was not received.
(7) Step bond; coupon rate will increase at a later date.
(8) Security did not produce income during the last 12 months.

Key to symbols
€ = Euros
£ = British pounds

See Notes to Financial Statements

U.S. Government / AAA-Rated Securities Fund
Summary investment portfolio, June 30, 2009
unaudited

	Principal		Percent
	amount	Value	of net
Bonds, notes & other debt instruments - 96.70%	(000)	(000)	assets
Mortgage-backed obligations - 47.62%
Federal agency mortgage-backed obligations (1) - 45.40%
Fannie Mae:
4.00% 2024	$20,515	$20,550
4.00% 2024	19,924	19,958
4.00% 2024	11,852	11,876
4.50% 2024	19,864	20,296
4.50% 2024	17,289	17,665
4.00% 2029	19,813	19,507
5.50% 2033	12,715	13,192
5.00% 2039	15,000	15,274
6.50% 2039	19,345	20,605
0%-12.01% 2015-2047 (2)	276,169	286,886	21.64%
Freddie Mac:
5.50% 2023	23,975	25,129
4.00% 2024	34,379	34,422
4.50% 2024	14,882	15,202
5.876% 2036 (2)	12,418	13,051
6.00% 2038	16,325	17,087
6.00% 2038	11,027	11,562
6.50% 2038	14,173	15,085
5.00% 2039	16,320	16,598
6.50% 2039	10,475	11,146
0%-11.00% 2014-2038 (2) (3)	148,989	154,960	15.25
Government National Mortgage Assn.:
4.50% 2024	19,182	19,870
5.00% 2038	31,972	32,577
5.50% 2038	14,178	14,652
6.00% 2038	19,039	19,856
6.50% 2038	15,868	16,855
4.50%-9.50% 2009-2058 (3)	69,039	71,497	8.51
		935,358	45.40

Commercial mortgage-backed securities (1) - 2.02%
Fannie Mae 4.491%-7.30% 2010-2012	8,750	9,080	.44
Other securities		32,422	1.58
		41,502	2.02

Collateralized mortgage-backed obligations (privately originated) - 0.20%
Other securities		4,192	.20

Total mortgage-backed obligations		981,052	47.62

U.S. Treasury bonds & notes - 36.69%
U.S. Treasury:
1.125% 2011	15,000	14,927
3.125% 2013	83,425	86,443
3.375% 2013	15,000	15,722
2.25% 2014	67,500	66,604
4.00% 2014	18,500	19,804
4.25% 2015	44,500	47,716
11.25% 2015	10,000	14,429
3.25% 2016	23,000	23,097
5.125% 2016	32,225	36,150
7.50% 2016	12,500	15,960
4.625% 2017	25,750	28,025
8.875% 2017	28,190	39,010
3.50% 2018	16,750	16,836
3.875% 2018	13,000	13,399
2.75% 2019	28,500	26,697
3.125% 2019	61,750	59,719
8.125% 2019	50,915	69,865
8.50% 2020	11,350	15,972
7.125% 2023	11,500	15,040
4.50% 2036	26,600	27,431
0%-9.875% 2010-2038 (3) (4)	99,697	102,981	36.69
		755,827	36.69

Federal agency bonds & notes - 9.57%
Federal Home Loan Bank:
3.625% 2013	17,250	17,852
5.375% 2016	13,250	14,656
2.25%-5.375% 2009-2018	16,850	17,464	2.43
Freddie Mac 2.50%-5.50% 2010-2016	19,250	19,882	.96
Fannie Mae 2.50%-6.125% 2011-2017	18,250	19,301	.94
Other securities		108,017	5.24
		197,172	9.57

Asset-backed obligations - 2.37%
Other securities		48,820	2.37

Other - 0.45%
Other securities		9,288	.45

Total bonds, notes & other debt instruments (cost: $1,969,638,000)		1,992,159	96.70

	Principal		Percent
	amount	Value	of net
Short-term securities - 4.90%	(000)	(000)	assets

Abbott Laboratories 0.19%-0.20% due 7/6-8/14/2009 (5)	$22,800	$22,797	1.11%
Pfizer Inc 0.22%-0.26% due 8/4-9/10/2009 (5)	19,600	19,592	.95
United Technologies Corp. 0.18% due 7/27/2009 (5)	15,600	15,598	.76
Federal Home Loan Bank 0.22% due 9/18/2009	15,300	15,292	.74
NetJets Inc. 0.20% due 8/6/2009 (5)	12,600	12,597	.61
Other securities		15,099	.73

Total short-term securities (cost: $100,976,000)		100,975	4.90

Total investment securities (cost: $2,070,614,000)		2,093,134	101.60
Other assets less liabilities		(32,938)	(1.60)

Net assets		$2,060,196	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(2) Coupon rate may change periodically.
(3) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Other securities," was $28,837,000, which represented 1.40% of the net assets of the fund.

(4) Index-linked bond whose principal amount moves with a government retail price index.
(5) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $108,904,000, which represented 5.29% of the net assets of the fund.

See Notes to Financial Statements

Cash Management Fund
Investment portfolio, June 30, 2009
unaudited

	Principal		Percent
	amount	Value	of net
Short-term securities - 100.34%	(000)	(000)	assets

Federal agency discount notes - 41.53%
Federal Home Loan Bank 0.14%-0.22% due 7/8-9/21/2009	$181,550	$181,493	17.82%
Freddie Mac 0.15%-0.23% due 7/6-9/21/2009	121,900	121,875	11.96
Fannie Mae 0.16%-0.20% due 7/20-9/23/2009	100,508	100,487	9.86
International Bank for Reconstruction and Development 0.22% due 7/16/2009	19,200	19,198	1.89
		423,053	41.53

U.S. Treasuries - 34.08%
U.S. Treasury Bills 0.142%-0.20% due 7/16-9/24/2009	347,300	347,237	34.08

Corporate short-term notes - 24.73%
Abbott Laboratories 0.22% due 7/14/2009 (1)	25,600	25,598	2.51
Chevron Funding Corp. 0.24% due 7/9/2009	25,000	24,998	2.45
NetJets Inc. 0.20%-0.21% due 8/6/2009 (1)	21,275	21,270	2.09
Jupiter Securitization Co., LLC 0.23% due 7/1/2009 (1)	20,000	20,000	1.96
Microsoft Corp. 0.17% due 7/15/2009 (1)	20,000	19,999	1.96
Harvard University 0.20%-0.22% due 7/15-7/23/2009	18,615	18,613	1.83
Emerson Electric Co. 0.18%-0.20% due 7/16-7/28/2009 (1)	18,300	18,298	1.80
Total Capital Canada Ltd. 0.17%-0.25% due 7/8-8/25/2009 (1)	18,200	18,189	1.79
Hewlett-Packard Co. 0.18% due 7/2/2009 (1)	16,100	16,100	1.58
Private Export Funding Corp. 0.22% due 8/18/2009 (1)	16,000	15,995	1.57
Pfizer Inc 0.20%-0.21% due 8/4-8/18/2009 (1)	14,085	14,082	1.38
Nestlé Capital Corp. 0.20% due 8/4-8/25/2009 (1)	13,900	13,896	1.36
KfW 0.18% due 7/27/2009 (1)	12,700	12,699	1.25
Denmark (Kingdom of) 0.20% due 8/3/2009	12,200	12,198	1.20
		251,935	24.73

Total investment securities (cost: $1,022,229,000)		1,022,225	100.34
Other assets less liabilities		(3,469)	(0.34)

Net assets		$1,018,756	100.00%

(1) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $196,126,000, which represented 19.25% of the net assets of the fund.

See Notes to Financial Statements

Finanical statements

Statement of assets and liabilities
at June 30, 2009
	Global Discovery Fund		Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund
Assets:

Investment securities, at value:
Unaffiliated issuers	$190,216		$4,330,475	$2,427,500	$19,249,341	$7,842,637	$1,606,121	$2,959,180	$1,784,378
Affiliated issuers	-		-	180,993	895,532	-	-	-	9,898
Cash denominated in currencies other than U.S. dollars	38		474	1,513	-	1,856	642	-	614
Cash	94		64	149	129	129	71	126	109
Unrealized appreciation on open forward currency contracts	-		-	-	-	-	-	-	-
Receivables for:
Sales of investments	1,424		3,410	27,177	88,224	20,767	-	13,741	45
Sales of fund's shares	143		563	916	10,030	2,439	675	1,025	233
Closed forward currency contracts	-		-	-	-	-	-	-	-
Dividends and interest	125		7,764	1,596	27,450	24,692	8,168	4,955	6,025
Other assets	-		-	627	-	-	-	-	65
	192,040		4,342,750	2,640,471	20,270,706	7,892,520	1,615,677	2,979,027	1,801,367
Liabilities:
Unrealized depreciation on open forward currency contracts	-		-	-	-	-	-	-	-
Payables for:
Purchases of investments	2,510	#	45,987	11,334	77,989	164,462	10,388	4,962	10,073
Repurchases of fund's shares	613	#	16,288	8,307	27,257	60,607	3,537	1,423	5,546
Closed forward currency contracts	-	#	-	-	-	-	-	-	-
Investment advisory services	91	#	1,915	1,583	5,589	3,212	1,015	1,060	896
Distribution services	34	#	720	453	3,133	1,128	255	553	347
Trustees' deferred compensation	1	#	37	22	486	215	9	22	5
Other	2	#	3,647	202	258	8,319	2,175	18	17
	3,251		68,594	21,901	114,712	237,943	17,379	8,038	16,884
Net assets at June 30, 2009 (total: $82,129,200)	$188,789		$4,274,156	$2,618,570	$20,155,994	$7,654,577	$1,598,298	$2,970,989	$1,784,483
Investment securities, at cost:
Unaffiliated issuers	$211,768		$4,341,346	$2,696,980	$20,856,582	$8,096,758	$1,560,569	$3,379,116	$2,045,171
Affiliated issuers	$-		$-	$247,950	$1,097,304	$-	$-	$-	$15,878
Cash denominated in currencies other than U.S. dollars, at cost	$38		$474	$1,513	$-	$1,856	$642	$-	$616

Net assets consist of:
Capital paid in on shares of beneficial interest	$244,329		$5,243,027	$3,494,275	$26,199,173	$9,106,571	$1,732,514	$4,101,115	$2,660,119
Undistributed (distributions in excess of) net investment income	605	#	42,208	(19,086)	62,992	87,068	11,185	32,786	24,432
(Accumulated) undistributed net realized (loss) gain	(34,593)	#	(996,842)	(520,028)	(4,296,828)	(1,279,847)	(189,022)	(742,976)	(633,375)
Net unrealized (depreciation) appreciation	(21,552)		(14,237)	(336,591)	(1,809,343)	(259,215)	43,621	(419,936)	(266,693)
Net assets at June 30, 2009	$188,789		$4,274,156	$2,618,570	$20,155,994	$7,654,577	$1,598,298	$2,970,989	$1,784,483

Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized:

Class 1:
Net assets (total: $23,669,148)	$24,046		$820,373	$462,432	$5,167,505	$2,270,875	$368,050	$294,318	$122,076
Shares outstanding	2,628		51,695	32,523	136,729	162,393	22,666	43,075	16,580
Net asset value per share	$9.15		$15.87	$14.22	$37.79	$13.98	$16.24	$6.83	$7.36
Class 2:
Net assets (total: $57,886,065)	$164,743		$3,453,783	$2,156,138	$14,787,123	$5,324,497	$1,230,248	$2,676,671	$1,662,407
Shares outstanding	18,101		219,005	153,873	394,423	382,235	76,365	394,745	226,341
Net asset value per share	$9.10		$15.77	$14.01	$37.49	$13.93	$16.11	$6.78	$7.34
Class 3:
Net assets (total: $573,987)	-		-	-	$201,366	$59,205	-	-	-
Shares outstanding	-		-	-	5,326	4,234	-	-	-
Net asset value per share	-		-	-	$37.81	$13.98	-	-	-

(*) Amount less than one thousand.

Statement of assets and liabilities									unaudited
at June 30, 2009						(dollars and shares in thousands, except per-share amounts)
	Growth- Income Fund	International Growth and Income Fund		Asset Allocation Fund	Bond Fund	Global Bond Fund	High- Income Bond Fund	U.S. Government/AAA-Rated Securities Fund	Cash Management Fund
Assets:

Investment securities, at value:
Unaffiliated issuers	$20,188,531	$52,438		$8,173,324	$6,906,413	$986,399	$1,466,408	$2,093,134	$1,022,225
Affiliated issuers	-	-		-	-	-	-	-	-
Cash denominated in currencies other than U.S. dollars	594	22		-	30	10	-	-	-
Cash	178	56		215	127	132	92	69	3,010
Unrealized appreciation on open forward currency contracts	-	-		-	648	247	-	-	-
Receivables for:
Sales of investments	- *	-	*	11,986	26,731	2,112	7,038	20,061	-
Sales of fund's shares	11,993	907		10,319	68,518	4,465	2,330	5,793	18
Closed forward currency contracts	-	-		-	236	685	-	-	-
Dividends and interest	23,591	168		33,718	69,550	14,127	24,494	14,189	-
Other assets	-	-		375	-	-	-	-	-
	20,224,887	53,591		8,229,937	7,072,253	1,008,177	1,500,362	2,133,246	1,025,253
Liabilities:
Unrealized depreciation on open forward currency contracts	-	-		-	2,416	853	-	-	-
Payables for:
Purchases of investments	39,649	240		74,200	83,147	22,116	29,161	71,944	2,899
Repurchases of fund's shares	11,109	-		1,626	87	445	2,160	115	3,113
Closed forward currency contracts	-	-		-	675	149	-	-	-
Investment advisory services	4,633	28		2,092	2,112	450	561	658	271
Distribution services	2,845	7		1,010	803	174	201	273	183
Trustees' deferred compensation	553	-	*	134	36	2	52	43	22
Other	285	-	*	87	166	10	541	17	9
	59,074	275		79,149	89,442	24,199	32,676	73,050	6,497
Net assets at June 30, 2009 (total: $82,129,200)	$20,165,813	$53,316		$8,150,788	$6,982,811	$983,978	$1,467,686	$2,060,196	$1,018,756
Investment securities, at cost:
Unaffiliated issuers	$23,166,246	$46,900		$8,678,695	$7,149,516	$978,905	$1,650,397	$2,070,614	$1,022,229
Affiliated issuers	$-	$-		$-	$-	$-	$-	$-	$-
Cash denominated in currencies other than U.S. dollars, at cost	$594	$22		$-	$32	$10	$-	$-	$-

Net assets consist of:
Capital paid in on shares of beneficial interest	$25,595,838	$46,650		$9,647,353	$7,588,471	$994,270	$1,871,636	$2,002,092	$1,020,313
Undistributed (distributions in excess of) net investment income	173,474	800		104,591	114,908	16,769	48,294	30,154	(1,498)
(Accumulated) undistributed net realized (loss) gain	(2,625,877)	325		(1,095,727)	(476,044)	(34,306	(268,262)	5,430	(55)
Net unrealized (depreciation) appreciation	(2,977,622)	5,541		(505,429)	(244,524)	7,245	(183,982)	22,520	(4)
Net assets at June 30, 2009	$20,165,813	$53,316		$8,150,788	$6,982,811	$983,978	$1,467,686	$2,060,196	$1,018,756

Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized:

Class 1:
Net assets (total: $23,669,148)	$6,433,476	$16,489		$3,268,577	$2,996,460	$113,422	$477,884	$700,415	$132,750
Shares outstanding	246,754	1,331		255,526	301,136	10,372	50,822	57,392	11,631
Net asset value per share	$26.07	$12.39		$12.79	$9.95	$10.94	$9.40	$12.20	$11.41
Class 2:
Net assets (total: $57,886,065)	$13,532,756	$36,827		$4,841,813	$3,986,351	$870,556	$968,356	$1,330,340	$863,456
Shares outstanding	522,385	2,978		381,230	404,788	79,904	103,947	109,928	76,121
Net asset value per share	$25.91	$12.37		$12.70	$9.85	$10.90	$9.32	$12.10	$11.34
Class 3:
Net assets (total: $573,987)	$199,581	-		$40,398	-	-	$21,446	$29,441	$22,550
Shares outstanding	7,653	-		3,158	-	-	2,279	2,413	1,978
Net asset value per share	$26.08	-		$12.79	-	-	$9.41	$12.20	$11.40

(*) Amount less than one thousand.

See Notes to Financial Statements

Statements of operations
for the six months ended June 30, 2009

	Global Discovery Fund		Global Growth Fund		Global Small Capitalization Fund		Growth Fund	International Fund		New World Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund
Investment income:
Income (net of non-U.S. taxes) (1) (2):
Dividends	$1,268		$56,110		$17,445		$109,906	$110,132		$15,850		$42,071		$24,776
Interest	24		1,931		886		4,439	2,208		7,042		334		7,234
	1,292		58,041		18,331		114,345	112,340		22,892		42,405		32,010
Fees and expenses (3) :
Investment advisory services	455		10,375		8,017		30,691	16,976		5,259		5,843		4,885
Distribution services - Class 2	172		3,880		2,293		16,729	5,939		1,318		3,045		1,867
Distribution services - Class 3	-		-		-		169	48		-		-		-
Transfer agent services	-	(4)	-	(4)	-	(4)	1	-	(4)	-	(4)	-	(4)	-
Reports to shareholders	9		200		117		986	356		70		142		83
Registration statement and prospectus	2		81		43		389	144		27		44		45
Trustees' compensation	1		31		17		189	73		10		22		12
Auditing and legal	3		13		14		34	27		10		5		5
Custodian	9		274		241		223	791		261		22		95
State and local taxes	2		48		27		231	83		17		33		21
Other	2		16		22		40	39		17		6		15
	655		14,918		10,791		49,682	24,476		6,989		9,162		7,028
Net investment income (loss)	637		43,123		7,540		64,663	87,864		15,903		33,243		24,982

Net realized (loss) gain and unrealized
appreciation (depreciation) on investments,
forward currency contracts and currency:
Net realized (loss) gain on:
Investments (2)	(24,916)		(606,201)		(296,730)		(2,490,051)	(926,293)		(92,398)		(355,647)		(305,296)
Forward currency contracts	-		-		-		-	-		(135)		-		-
Currency transactions	45		521		(1,759)		910	(373)		(180)		-		480
	(24,871)		(605,680)		(298,489)		(2,489,141)	(926,666)		(92,713)		(355,647)		(304,816)
Net unrealized appreciation (depreciation) on:
Investments	58,044		1,087,325		853,718		4,761,940	1,854,205		333,106		406,560		448,430
Forward currency contracts	-		-		-		-	-		(20)		-		-
Currency translations	-	(4)	151		32		(356)	325		414		-		180
	58,044		1,087,476		853,750		4,761,584	1,854,530		333,500		406,560		448,610
Net realized (loss) gain and unrealized
appreciation (depreciation) on investments,
forward currency contracts and currency	33,173		481,796		555,261		2,272,443	927,864		240,787		50,913		143,794
Net increase (decrease) in net assets resulting
from operations	$33,810		$524,919		$562,801		$2,337,106	$1,015,728		$256,690		$84,156		$168,776

(1) Additional information related to non-U.S. taxes is included in the Notes to Financial Statements.
(2) Additional information related to affiliated transactions is included in the Notes to Financial Statements.
(3) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
(4) Amount less than one thousand.

Statements of operations														unaudited
for the six months ended June 30, 2009													(dollars in thousands)

		Growth-Income Fund	International Growth and Income Fund		Asset Allocation Fund		Bond Fund		Global Bond Fund		High- Income Bond Fund		U.S. Government/ AAA-Rated Securities Fund		Cash Management Fund
Investment income:
Income (net of non-U.S. taxes) (1) (2):
Dividends		$210,879	$845		$57,837		$1,401		$-	(4)	$329		$-		$-
Interest		7,493	117		65,562		159,947		22,429		53,310		35,877		1,788
		218,372	962		123,399		161,348		22,429		53,639		35,877		1,788
Fees and expenses (3) :
Investment advisory services		25,505	102		11,467		11,560		2,586		2,992		3,779		1,835
Distribution services - Class 2		15,647	21		5,731		4,495		990		1,054		1,594		1,232
Distribution services - Class 3		170	-		35		-		-		17		28		22
Transfer agent services	(4)	1	-	(4)	-	(4)	-	(4)	-	(4)	-	(4)	-	(4)	-	(4)
Reports to shareholders		955	2		378		315		46		65		99		61
Registration statement and prospectus		285	1		129		117		35		23		53		37
Trustees' compensation		196	-	(4)	66		44		6		15		18		11
Auditing and legal		32	-	(4)	13		11		2		2		4		2
Custodian		198	3		36		74		44		4		3		1
State and local taxes		226	-	(4)	93		82		13		17		26		18
Other		40	5		17		15		5		5		4		3
		43,255	134		17,965		16,713		3,727		4,194		5,608		3,222
Net investment income (loss)		175,117	828		105,434		144,635		18,702		49,445		30,269		(1,434)

Net realized (loss) gain and unrealized
appreciation (depreciation) on investments,
forward currency contracts and currency:
Net realized (loss) gain on:
Investments (2)		(995,547)	321		(612,457)		(310,169)		(18,467)		(68,993)		6,015		2
Forward currency contracts		-	-		(746)		(12,520)		(8,631)		(88)		-		-
Currency transactions		725	4		267		(2,320)		(1,145)		(38)		-		-
		(994,822)	325		(612,936)		(325,009)		(28,243)		(69,119)		6,015		2
Net unrealized appreciation (depreciation) on:
Investments		2,270,602	4,457		934,094		556,902		35,967		238,143		(23,608)		(13)
Forward currency contracts		-	-		1,120		6,730		(2,329)		84		-		-
Currency translations		195	3		(7)		554		637		13		-		-
		2,270,797	4,460		935,207		564,186		34,275		238,240		(23,608)		(13)
Net realized (loss) gain and unrealized
appreciation (depreciation) on investments,
forward currency contracts and currency		1,275,975	4,785		322,271		239,177		6,032		169,121		(17,593)		(11)
Net increase (decrease) in net assets resulting
from operations		$1,451,092	$5,613		$427,705		$383,812		$24,734		$218,566		$12,676		$(1,445)

(1) Additional information related to non-U.S. taxes is included in the Notes to Financial Statements.
(2) Additional information related to affiliated transactions is included in the Notes to Financial Statements.
(3) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
(4) Amount less than one thousand.

See Notes to Financial Statements

Statements of changes in net assets

					Global Small
	Global Discovery Fund		Global Growth Fund		Capitalization Fund		Growth Fund		International Fund
	Six months ended June 30,	Year ended December 31,	Six months ended June 30,	Year ended December 31,	Six months ended June 30,	Year ended December 31,	Six months ended June 30,	Year ended December 31,	Six months ended June 30,	Year ended December 31,
	2009 (1)	2008	2009 (1)	2008	2009 (1)	2008	2009 (1)	2008	2009 (1)	2008
Operations:
Net investment income (loss)	$637	$2,503	$43,123	$112,099	$7,540	$24,278	$64,663	$262,063	$87,864	$210,486
Net realized (loss) gain on investments, forward currency contracts
and currency transactions	(24,871)	(9,849)	(605,680)	(393,456)	(298,489)	(219,494)	(2,489,141)	(1,805,002)	(926,666)	(325,182)
Net unrealized appreciation (depreciation) on investments,
forward currency contracts and currency translations	58,044	(118,825)	1,087,476	(2,144,093)	853,750	(2,107,720)	4,761,584	(12,402,377)	1,854,530	(4,851,926)
Net increase (decrease) in net assets
resulting from operations	33,810	(126,171)	524,919	(2,425,450)	562,801	(2,302,936)	2,337,106	(13,945,316)	1,015,728	(4,966,622)

Dividends and distributions paid to shareholders:
Dividends from net investment income:
Class 1	(73)	(277)	(3,052)	(18,705)	-	-	(13,247)	(74,161)	(5,879)	(57,453)
Class 2	(511)	(1,515)	(11,627)	(80,484)	-	-	(32,677)	(161,761)	(11,864)	(135,888)
Class 3	-	-	-	-	-	-	(458)	(2,621)	(135)	(1,652)
Total dividends from net investment income	(584)	(1,792)	(14,679)	(99,189)	-	-	(46,382)	(238,543)	(17,878)	(194,993)
Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	-	(365)	-	(8,688)	-	(7,339)	-	(78,011)	-	(35,879)
Class 2	-	(2,739)	-	(48,505)	-	(63,935)	-	(249,962)	-	(106,959)
Class 3	-	-	-	-	-	-	-	(4,124)	-	(1,383)
Long-term net realized gains:
Class 1	-	(358)	-	(58,847)	-	(40,224)	-	(618,631)	(12,249)	(290,130)
Class 2	-	(2,684)	-	(328,542)	-	(350,423)	-	(1,982,221)	(28,704)	(864,914)
Class 3	-	-	-	-	-	-	-	(32,706)	(316)	(11,178)
Total distributions from net realized gain on investments	-	(6,146)	-	(444,582)	-	(461,921)	-	(2,965,655)	(41,269)	(1,310,443)
Total dividends and distributions paid to shareholders	(584)	(7,938)	(14,679)	(543,771)	-	(461,921)	(46,382)	(3,204,198)	(59,147)	(1,505,436)

Capital share transactions:
Class 1:
Proceeds from initial capitalization	-	-	-	-	-	-	-	-	-	-
Proceeds from shares sold	3,637	2,400	77,018	621,804	91,989	319,417	646,402	3,762,573	277,905	1,737,223
Proceeds from reinvestment of dividends and distributions	73	1,000	3,052	86,240	-	47,563	13,247	770,803	18,128	383,462
Cost of shares repurchased	(1,850)	(4,466)	(34,005)	(250,373)	(32,382)	(119,721)	(875,879)	(744,896)	(174,882)	(378,505)
Net increase (decrease) from Class 1 transactions	1,860	(1,066)	46,065	457,671	59,607	247,259	(216,230)	3,788,480	121,151	1,742,180
Class 2:
Proceeds from shares sold	15,275	34,335	89,351	461,271	111,374	305,775	462,152	1,909,204	151,398	816,329
Proceeds from reinvestment of dividends and distributions	511	6,938	11,627	457,531	-	414,358	32,677	2,393,944	40,568	1,107,761
Cost of shares repurchased	(11,287)	(31,698)	(256,524)	(397,952)	(169,031)	(492,404)	(744,131)	(3,409,648)	(432,649)	(1,916,909)
Net increase (decrease) from Class 2 transactions	4,499	9,575	(155,546)	520,850	(57,657)	227,729	(249,302)	893,500	(240,683)	7,181
Class 3:
Proceeds from shares sold	-	-	-	-	-	-	1,261	2,203	425	676
Proceeds from reinvestment of dividends and distributions	-	-	-	-	-	-	458	39,451	451	14,213
Cost of shares repurchased	-	-	-	-	-	-	(19,948)	(60,450)	(5,381)	(20,357)
Net (decrease) increase from Class 3 transactions	-	-	-	-	-	-	(18,229)	(18,796)	(4,505)	(5,468)
Net increase (decrease) in net assets resulting from
capital share transactions	6,359	8,509	(109,481)	978,521	1,950	474,988	(483,761)	4,663,184	(124,037)	1,743,893

Total increase (decrease) in net assets	39,585	(125,600)	400,759	(1,990,700)	564,751	(2,289,869)	1,806,963	(12,486,330)	832,544	(4,728,165)

Net assets:
Beginning of period	149,204	274,804	3,873,397	5,864,097	2,053,819	4,343,688	18,349,031	30,835,361	6,822,033	11,550,198
End of period	$188,789	$149,204	$4,274,156	$3,873,397	$2,618,570	$2,053,819	$20,155,994	$18,349,031	$7,654,577	$6,822,033

Undistributed (distributions in excess of) net investment income	$605	$552	$42,208	$13,764	$(19,086)	$(21,213)	$62,992	$44,711	$87,068	$17,082

Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	-	-	-	-	-	-	-	-	-	-
Shares sold	436	239	5,615	28,686	7,780	17,356	19,211	67,645	23,013	83,834
Shares issued on reinvestment of dividends and distributions	8	95	200	4,469	-	2,210	363	14,290	1,350	21,402
Shares repurchased	(245)	(400)	(2,510)	(11,957)	(2,644)	(5,755)	(25,149)	(14,771)	(14,487)	(21,555)
Net increase (decrease) in shares outstanding	199	(66)	3,305	21,198	5,136	13,811	(5,575)	67,164	9,876	83,681
Class 2:
Shares sold	1,862	2,929	6,463	22,272	9,339	16,749	13,745	38,460	12,593	41,995
Shares issued on reinvestment of dividends and distributions	59	643	765	23,454	-	19,490	903	44,065	3,032	61,328
Shares repurchased	(1,476)	(3,007)	(18,622)	(22,507)	(13,925)	(25,275)	(22,499)	(60,320)	(35,464)	(94,449)
Net increase (decrease) in shares outstanding	445	565	(11,394)	23,219	(4,586)	10,964	(7,851)	22,205	(19,839)	8,874
Class 3:
Shares sold	-	-	-	-	-	-	36	43	31	31
Shares issued on reinvestment of dividends and distributions	-	-	-	-	-	-	12	719	34	781
Shares repurchased	-	-	-	-	-	-	(616)	(1,199)	(467)	(1,155)
Net (decrease) increase in shares outstanding	-	-	-	-	-	-	(568)	(437)	(402)	(343)

(1) Unaudited.
(2) For the period November 18, 2008, commencement of operations, through December 31, 2008.
(3) Amount less than one thousand.

Statements of changes in net assets

			Blue Chip		Global Growth				International Growth
	New World Fund		Income and Growth Fund		and Income Fund		Growth-Income Fund		and Income Fund			Asset Allocation Fund
	Six months ended June 30,	Year ended December 31,	Six months ended June 30,	Year ended December 31,	Six months ended June 30,	Year ended December 31,	Six months ended June 30,	Year ended December 31,	Six months ended June 30,	Period ended December 31,		Six months ended June 30,	Year ended December 31,
	2009 (1)	2008	2009 (1)	2008	2009 (1)	2008	2009 (1)	2008	2009 (1)	2008 (2)		2009 (1)	2008
Operations:
Net investment income (loss)	$15,903	$36,272	$33,243	$78,607	$24,982	$57,292	$175,117	$447,478	$828	$15		$105,434	$237,190
Net realized (loss) gain on investments, forward currency contracts
and currency transactions	(92,713)	(100,565)	(355,647)	(385,264)	(304,816)	(329,696)	(994,822)	(1,610,536)	325	48		(612,936)	(479,424)
Net unrealized appreciation (depreciation) on investments,
forward currency contracts and currency translations	333,500	(897,077)	406,560	(1,311,260)	448,610	(807,607)	2,270,797	(9,906,142)	4,460	1,081		935,207	(2,650,307)
Net increase (decrease) in net assets
resulting from operations	256,690	(961,370)	84,156	(1,617,917)	168,776	(1,080,011)	1,451,092	(11,069,200)	5,613	1,144		427,705	(2,892,541)

Dividends and distributions paid to shareholders:
Dividends from net investment income:
Class 1	(1,176)	(6,036)	(1,575)	(6,456)	(591)	(2,936)	(26,705)	(132,802)	(26)	(8)		(17,133)	(75,328)
Class 2	(3,609)	(23,170)	(13,373)	(71,777)	(7,491)	(43,953)	(51,545)	(313,153)	(56)	(1)		(23,930)	(159,530)
Class 3	-	-	-	-	-	-	(772)	(5,210)	-	-		(202)	(1,396)
Total dividends from net investment income	(4,785)	(29,206)	(14,948)	(78,233)	(8,082)	(46,889)	(79,022)	(451,165)	(82)	(9)		(41,265)	(236,254)
Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	-	(3,297)	-	(2,408)	-	(394)	-	(42,380)	-	-		-	(2,375)
Class 2	-	(19,413)	-	(32,987)	-	(9,569)	-	(130,677)	-	-		-	(7,163)
Class 3	-	-	-	-	-	-	-	(2,231)	-	-		-	(65)
Long-term net realized gains:
Class 1	-	(18,570)	-	(14,843)	-	(236)	-	(351,389)	-	-		-	(85,489)
Class 2	-	(109,350)	-	(203,359)	-	(5,742)	-	(1,083,493)	-	-		-	(257,869)
Class 3	-	-	-	-	-	-	-	(18,492)	-	-		-	(2,333)
Total distributions from net realized gain on investments	-	(150,630)	-	(253,597)	-	(15,941)	-	(1,628,662)	-	-		-	(355,294)
Total dividends and distributions paid to shareholders	(4,785)	(179,836)	(14,948)	(331,830)	(8,082)	(62,830)	(79,022)	(2,079,827)	(82)	(9)		(41,265)	(591,548)

Capital share transactions:
Class 1:
Proceeds from initial capitalization	-	-	-	-	-	-	-	-	-	10,000		-	-
Proceeds from shares sold	86,508	260,949	72,322	213,241	19,618	76,516	1,149,862	3,161,911	3,227	853		904,969	1,212,808
Proceeds from reinvestment of dividends and distributions	1,176	27,903	1,575	23,707	591	3,566	26,705	526,571	26	8		17,133	163,192
Cost of shares repurchased	(30,564)	(116,713)	(10,766)	(31,478)	(4,984)	(11,387)	(228,261)	(1,017,390)	(492)	-	(3)	(61,752)	(140,613)
Net increase (decrease) from Class 1 transactions	57,120	172,139	63,131	205,470	15,225	68,695	948,306	2,671,092	2,761	10,861		860,350	1,235,387
Class 2:
Proceeds from shares sold	66,385	230,183	103,660	295,696	66,056	680,989	247,888	1,083,314	29,418	3,832		72,891	330,159
Proceeds from reinvestment of dividends and distributions	3,609	151,933	13,373	308,123	7,491	59,264	51,545	1,527,323	56	1		23,930	424,562
Cost of shares repurchased	(77,815)	(251,926)	(100,610)	(454,222)	(88,920)	(118,283)	(720,754)	(3,077,453)	(279)	-	(3)	(296,588)	(698,531)
Net increase (decrease) from Class 2 transactions	(7,821)	130,190	16,423	149,597	(15,373)	621,970	(421,321)	(466,816)	29,195	3,833		(199,767)	56,190
Class 3:
Proceeds from shares sold	-	-	-	-	-	-	676	328	-	-		581	1,176
Proceeds from reinvestment of dividends and distributions	-	-	-	-	-	-	772	25,933	-	-		202	3,794
Cost of shares repurchased	-	-	-	-	-	-	(19,628)	(62,387)	-	-		(3,282)	(12,304)
Net (decrease) increase from Class 3 transactions	-	-	-	-	-	-	(18,180)	(36,126)	-	-		(2,499)	(7,334)
Net increase (decrease) in net assets resulting from
capital share transactions	49,299	302,329	79,554	355,067	(148)	690,665	508,805	2,168,150	31,956	14,694		658,084	1,284,243

Total increase (decrease) in net assets	301,204	(838,877)	148,762	(1,594,680)	160,546	(452,176)	1,880,875	(10,980,877)	37,487	15,829		1,044,524	(2,199,846)

Net assets:
Beginning of period	1,297,094	2,135,971	2,822,227	4,416,907	1,623,937	2,076,113	18,284,938	29,265,815	15,829	-		7,106,264	9,306,110
End of period	$1,598,298	$1,297,094	$2,970,989	$2,822,227	$1,784,483	$1,623,937	$20,165,813	$18,284,938	$53,316	$15,829		$8,150,788	$7,106,264

Undistributed (distributions in excess of) net investment income	$11,185	$67	$32,786	$14,491	$24,432	$7,532	$173,474	$77,379	$800	$54		$104,591	$40,422

Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	-	-	-	-	-	-	-	-	-	1,000		-	-
Shares sold	6,118	12,875	11,594	21,505	3,011	8,370	48,045	88,411	292	82		75,035	78,479
Shares issued on reinvestment of dividends and distributions	75	1,403	237	2,745	83	495	1,052	15,930	2	1		1,370	11,171
Shares repurchased	(2,208)	(5,684)	(1,777)	(3,582)	(792)	(1,337)	(9,941)	(28,874)	(46)	-	(3)	(5,342)	(9,302)
Net increase (decrease) in shares outstanding	3,985	8,594	10,054	20,668	2,302	7,528	39,156	75,467	248	1,083		71,063	80,348
Class 2:
Shares sold	4,538	10,350	16,696	32,066	10,064	65,607	10,481	31,219	2,633	367		6,073	20,423
Shares issued on reinvestment of dividends and distributions	232	7,444	2,026	35,486	1,053	7,976	2,043	45,619	5	-	(3)	1,927	28,402
Shares repurchased	(5,880)	(13,292)	(16,898)	(47,846)	(13,961)	(14,272)	(31,208)	(85,751)	(27)	-	(3)	(25,869)	(47,156)
Net increase (decrease) in shares outstanding	(1,110)	4,502	1,824	19,706	(2,844)	59,311	(18,684)	(8,913)	2,611	367		(17,869)	1,669
Class 3:
Shares sold	-	-	-	-	-	-	27	9	-	-		49	72
Shares issued on reinvestment of dividends and distributions	-	-	-	-	-	-	30	767	-	-		16	251
Shares repurchased	-	-	-	-	-	-	(853)	(1,855)	-	-		(279)	(806)
Net (decrease) increase in shares outstanding	-	-	-	-	-	-	(796)	(1,079)	-	-		(214)	(483)

(1) Unaudited.
(2) For the period November 18, 2008, commencement of operations, through December 31, 2008.
(3) Amount less than one thousand.

Statements of changes in net assets								(dollars and shares in thousands)

			Global				U.S. Government/
	Bond Fund		Bond Fund		High-Income Bond Fund		AAA-Rated Securities Fund		Cash Management Fund
	Six months ended June 30,	Year ended December 31,	Six months ended June 30,	Year ended December 31,	Six months ended June 30,	Year ended December 31,	Six months ended June 30,	Year ended December 31,	Six months ended June 30,	Year ended December 31,
	2009 (1)	2008	2009 (1)	2008	2009 (1)	2008	2009 (1)	2008	2009 (1)	2008
Operations:
Net investment income (loss)	$144,635	$312,834	$18,702	$31,394	$49,445	$102,697	$30,269	$48,064	$(1,434)	$15,421
Net realized (loss) gain on investments, forward currency contracts
and currency transactions	(325,009)	(146,198)	(28,243)	5,002	(69,119)	(69,935)	6,015	24,592	2	52
Net unrealized appreciation (depreciation) on investments,
forward currency contracts and currency translations	564,186	(735,203)	34,275	(31,288)	238,240	(374,921)	(23,608)	33,068	(13)	30
Net increase (decrease) in net assets
resulting from operations	383,812	(568,567)	24,734	5,108	218,566	(342,159)	12,676	105,724	(1,445)	15,503

Dividends and distributions paid to shareholders:
Dividends from net investment income:
Class 1	(23,877)	(130,394)	(368)	(5,117)	(5,781)	(29,619)	(3,789)	(12,502)	(316)	(2,670)
Class 2	(31,147)	(210,186)	(2,841)	(37,266)	(11,605)	(70,268)	(6,784)	(30,378)	(1,604)	(14,466)
Class 3	-	-	-	-	(258)	(1,668)	(154)	(870)	(46)	(396)
Total dividends from net investment income	(55,024)	(340,580)	(3,209)	(42,383)	(17,644)	(101,555)	(10,727)	(43,750)	(1,966)	(17,532)
Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	-	(3,045)	-	(23)	-	-	(4,791)	-	(12)	-
Class 2	-	(6,365)	-	(262)	-	-	(9,261)	-	(76)	-
Class 3	-	-	-	-	-	-	(207)	-	(2)	-
Long-term net realized gains:
Class 1	-	(1,523)	-	-	-	-	(1,226)	-	-	-
Class 2	-	(3,182)	-	-	-	-	(2,369)	-	-	-
Class 3	-	-	-	-	-	-	(53)	-	-	-
Total distributions from net realized gain on investments	-	(14,115)	-	(285)	-	-	(17,907)	-	(90)	-
Total dividends and distributions paid to shareholders	(55,024)	(354,695)	(3,209)	(42,668)	(17,644)	(101,555)	(28,634)	(43,750)	(2,056)	(17,532)

Capital share transactions:
Class 1:
Proceeds from initial capitalization	-	-	-	-	-	-	-	-	-	-
Proceeds from shares sold	831,191	2,343,349	50,160	122,622	121,395	219,626	249,146	346,530	30,767	108,538
Proceeds from reinvestment of dividends and distributions	23,877	134,962	368	5,140	5,781	29,619	9,806	12,502	328	2,670
Cost of shares repurchased	(86,858)	(496,411)	(51,257)	(40,178)	(53,989)	(94,708)	(49,556)	(90,947)	(56,295)	(65,037)
Net increase (decrease) from Class 1 transactions	768,210	1,981,900	(729)	87,584	73,187	154,537	209,396	268,085	(25,200)	46,171
Class 2:
Proceeds from shares sold	423,211	557,306	105,166	696,760	115,268	166,838	207,871	585,103	161,923	801,545
Proceeds from reinvestment of dividends and distributions	31,147	219,733	2,841	37,528	11,605	70,268	18,414	30,378	1,680	14,466
Cost of shares repurchased	(90,826)	(1,427,995)	(58,143)	(178,394)	(71,125)	(140,321)	(104,676)	(37,148)	(319,396)	(243,682)
Net increase (decrease) from Class 2 transactions	363,532	(650,956)	49,864	555,894	55,748	96,785	121,609	578,333	(155,793)	572,329
Class 3:
Proceeds from shares sold	-	-	-	-	3,092	3,359	2,074	9,104	7,708	22,468
Proceeds from reinvestment of dividends and distributions	-	-	-	-	258	1,668	414	870	48	396
Cost of shares repurchased	-	-	-	-	(3,123)	(7,012)	(5,823)	(7,273)	(10,356)	(17,849)
Net (decrease) increase from Class 3 transactions	-	-	-	-	227	(1,985)	(3,335)	2,701	(2,600)	5,015
Net increase (decrease) in net assets resulting from
capital share transactions	1,131,742	1,330,944	49,135	643,478	129,162	249,337	327,670	849,119	(183,593)	623,515

Total increase (decrease) in net assets	1,460,530	407,682	70,660	605,918	330,084	(194,377)	311,712	911,093	(187,094)	621,486

Net assets:
Beginning of period	5,522,281	5,114,599	913,318	307,400	1,137,602	1,331,979	1,748,484	837,391	1,205,850	584,364
End of period	$6,982,811	$5,522,281	$983,978	$913,318	$1,467,686	$1,137,602	$2,060,196	$1,748,484	$1,018,756	$1,205,850

Undistributed (distributions in excess of) net investment income	$114,908	$25,297	$16,769	$1,276	$48,294	$16,493	$30,154	$10,612	$(1,498)	$1,902

Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	-	-	-	-	-	-	-	-	-	-
Shares sold	86,490	215,356	4,808	11,157	14,249	20,911	20,211	29,015	2,689	9,431
Shares issued on reinvestment of dividends and distributions	2,416	14,256	34	485	620	3,668	809	1,030	29	233
Shares repurchased	(9,107)	(47,442)	(4,904)	(3,772)	(6,246)	(8,842)	(4,027)	(7,661)	(4,921)	(5,654)
Net increase (decrease) in shares outstanding	79,799	182,170	(62)	7,870	8,623	15,737	16,993	22,384	(2,203)	4,010
Class 2:
Shares sold	44,468	51,745	9,984	62,564	13,437	16,293	17,037	49,249	14,232	70,023
Shares issued on reinvestment of dividends and distributions	3,185	23,300	263	3,545	1,257	8,688	1,532	2,522	148	1,270
Shares repurchased	(9,634)	(132,359)	(5,593)	(16,718)	(8,348)	(13,609)	(8,558)	(3,099)	(28,086)	(21,302)
Net increase (decrease) in shares outstanding	38,019	(57,314)	4,654	49,391	6,346	11,372	10,011	48,672	(13,706)	49,991
Class 3:
Shares sold	-	-	-	-	372	324	169	760	674	1,956
Shares issued on reinvestment of dividends and distributions	-	-	-	-	28	203	34	72	4	35
Shares repurchased	-	-	-	-	(367)	(657)	(473)	(608)	(906)	(1,553)
Net (decrease) increase in shares outstanding	-	-	-	-	33	(130)	(270)	224	(228)	438

(1) Unaudited.
(2) For the period November 18, 2008, commencement of operations, through December 31, 2008.
(3) Amount less than one thousand.

See Notes to Financial Statements

Notes to financial statements
                                                                                                                                                 unaudited

1. Organization and significant accounting policies

Organization – American Funds Insurance Series (the "series") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 16 different funds (the “funds”). The assets of each fund are segregated, with each fund accounted for separately. The funds’ investment objectives and the principle strategies the funds use to achieve these objectives are as follows:

Global Discovery Fund	Seeks long-term growth of capital by investing primarily in stocks of companies in the services and information area of the global economy.
Global Growth Fund	Seeks long-term growth of capital by investing primarily in common stocks of companies located around the world.
Global Small Capitalization Fund	Seeks long-term growth of capital by investing primarily in stocks of smaller companies located around the world.
Growth Fund	Seeks long-term growth of capital by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.
International Fund	Seeks long-term growth of capital by investing primarily in common stocks of companies based outside the United States.
New World Fund	Seeks long-term growth of capital by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets.
Blue Chip Income and Growth Fund	Seeks growth of capital and income over time by investing primarily in common stocks of larger, more established companies based in the United States.
Global Growth and Income Fund	Seeks long-term growth of capital and to provide current income by investing primarily in stocks of well-established companies located around the world.
Growth-Income Fund	Seeks growth of capital and income over time by investing primarily in U.S. common stocks and other securities that appear to offer potential for capital appreciation and/or dividends.
International Growth and Income Fund	Seeks long-term growth of capital and to provide current income by investing primarily in stocks of larger, well-established companies domiciled outside of the U.S., including developing countries.
Asset Allocation Fund	Seeks high total return (including income and capital gains) consistent with the preservation of capital over the long term.
Bond Fund	Seeks to maximize current income and preserve capital by investing primarily in fixed-income securities.
Global Bond Fund
Seeks a high level of total return over the long term by investing primarily in investment-grade bonds issued by entities based around the world and denominated in various currencies, including U.S. dollars.

High-Income Bond Fund	Seeks to provide a high level of current income with capital appreciation as a secondary goal by investing primarily in higher yielding and generally lower quality debt securities.
U.S. Government/AAA-Rated Securities Fund	Seeks to provide a high level of current income and preservation of capital by investing primarily in securities guaranteed by the U.S. government and in other debt securities rated AAA or Aaa.
Cash Management Fund	Seeks to provide income on cash reserves while preserving capital and maintaining liquidity.

Each fund in the series offers two or three share classes (1, 2 and 3). Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the funds:

Net asset values – The funds generally determines their net asset values as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from one or more independent pricing vendors when such prices are available. However, where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Vendors base bond prices on, among other things, valuation matrices that incorporate dealer-supplied valuations, proprietary pricing models and evaluations of the yield curve as of approximately 3:00 p.m. New York time. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the series’ board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Security transactions and related investment income – Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations –Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class.

Dividends and distributions to shareholders –Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Mortgage dollar rolls – The funds may enter into mortgage dollar roll transactions in which a fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction.

Loan transactions – The funds may enter into loan transactions in which a fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal. Risks may arise due to the delayed settlement date of the loan transaction and the ability of the agent and/or borrower to meet the obligations of the loan.

2. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

The values of and the income generated by securities held by the funds may fluctuate or experience sharp, short-term declines in value in response to certain events, including, for example, those directly involving the companies whose securities are owned by the funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate fluctuations. In particular, growth-oriented, equity securities may involve large price swings and potential for loss. In addition, the stock prices of smaller companies may be more volatile than the prices of larger, more established companies.

The values of and the income generated by most debt securities held by the funds may be affected by changing market interest rates and by changes in effective maturities and credit ratings of these securities. For example, the values of debt securities in the funds’ portfolios generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem or “call” a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality or longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality or shorter maturity debt securities. In addition, there may be little trading in the secondary market for certain lower quality debt securities, which may adversely affect the fund’s ability to dispose of such securities.

Investments in securities issued by entities based outside the U.S. may be affected to a greater extent than investments in the U.S. by certain issues and events including, but not limited to, currency controls; different accounting, auditing, financial reporting and legal standards and practices in some countries; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries. Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with developed countries such as less developed legal and accounting systems, government instability and smaller securities markets and trading volumes. The economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes.

Certain funds may invest in high-quality money market instruments such as commercial paper, commercial bank obligations, savings association obligations, U.S. or Canadian government securities, and short-term corporate bonds and notes with credit and liquidity enhancements. Changes in the credit quality of banks and financial institutions providing these enhancements could cause the funds to experience a loss and may affect their share price.

3. Taxation and distributions

Federal income taxation – Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and each intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended June 30, 2009, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, none of the funds incurred any interest or penalties.

All of the funds, with the exception of Global Growth and Income Fund, International Growth and Income Fund and Global Bond Fund, are not subject to examination by U.S. federal tax authorities for years before 2005, nor by state tax authorities for years before 2004. Global Growth and Income Fund and Global Bond Fund were each launched in 2006; therefore, their only tax years, 2006 to 2008, remain open for examination by U.S. federal and state tax authorities.  International Growth and Income Fund was launched in 2008; therefore, its only tax year, 2008, remains open for examination by U.S. federal and state tax authorities. The following funds are not subject to examination by tax authorities outside the U.S. for the years indicated: Global Small Capitalization Fund, International Fund, New World Fund and Global Growth Fund for tax years before 2002; Global Discovery Fund for tax years before 2004; Growth Fund for tax years before 2005; and Global Growth and Income Fund for tax years before 2007.  All other funds are not subject to examination by tax authorities outside the U.S.

Non-U.S. Taxation – Dividend and interest income is recorded net of non-U.S. taxes paid.  Gains realized by the funds on the sale of securities in certain countries are subject to taxes in those countries. The funds record a liability based on unrealized gains to provide for potential taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; non-U.S. taxes on capital gains; amortization of premiums; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

Dividends from net investment income and currency gains and distributions from short-term net realized gains shown on the accompanying financial statements are considered ordinary income distributions for tax purposes. Distributions from long-term net realized gains on the accompanying financial statements are considered long-term capital gain distributions for tax purposes.

As indicated in the table on the following pages, 12 funds had capital loss carryforwards available at December 31, 2008.  These will be used to offset any capital gains realized by the funds in the current and future years through the expiration dates.  Those funds will not make distributions from capital gains while capital loss carryforwards remain.

The components of distributable earnings on a tax basis are reported as of December 31, 2008, the funds’ most recent year-end. Tax basis unrealized appreciation (depreciation) and cost of investment securities are reported as of June 30, 2009.

Additional tax basis disclosures are as follows:

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund
As of December 31, 2008:
Undistributed ordinary income	$568	$14,442	$-	$45,923	$17,347	$4,689	$14,522	$7,839
Post-October currency loss deferrals (realized during the period
November 1, 2008, through December 31, 2008)*	(14)	(628)	-	(596)	-	(500)	-	(83)
Undistributed long-term capital gain	-	-	-	-	40,962	-	-	-
Post-October capital loss deferrals (realized during the period
November 1, 2008, through December 31, 2008)*	(8,441)	(174,829)	(161,366)	(503,551)	(343,685)	(72,358)	(61,877)	(212,008)

Capital loss carryforwards:
Expiring 2009	$-	$-	$-	$-	-	$-	$-	$-
Expiring 2010	-	-	-	-	-	-	-	-
Expiring 2011	-	-	-	-	-	-	-	-
Expiring 2016	(1,077)	(215,002)	(57,654)	(1,280,904)	-	(23,949)	(304,021)	(116,550)
	$(1,077)	$(215,002)	$(57,654)	$(1,280,904)	-	$(23,949)	$(304,021)	$(116,550)
Reclassification from distributions in excess of net investment income to capital paid in on shares of beneficial interest	-	-	$5,413	-	-	-	-	-

As of June 30, 2009:
Gross unrealized appreciation on investment securities	$17,200	$492,183	$346,692	$2,225,445	$816,433	$221,597	$211,781	$97,733
Gross unrealized depreciation on investment securities	(38,814)	(505,257)	(712,218)	(4,223,983)	(1,083,883)	(180,304)	(647,008)	(364,890)
Net unrealized (depreciation) appreciation on investment securities	$(21,614)	$(13,074)	$(365,526)	$(1,998,538)	$(267,450)	$41,293	$(435,227)	$(267,157)
Cost of investment securities	$211,830	$4,343,549	$2,974,019	$22,143,411	$8,110,087	$1,564,828	$3,394,407	$2,061,433

* These deferrals are considered incurred in the subsequent year.

							(dollars in thousands)

	Growth- Income Fund	International Growth and Income Fund	Asset Allocation Fund	Bond Fund	Global Bond Fund	High- Income Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund
As of December 31, 2008:
Undistributed ordinary income	$78,073	$77	$40,825	$54,562	$3,105	$17,500	$24,815	$1,961
Post-October currency loss deferrals (realized during the period
November 1, 2008, through December 31, 2008)*	-	-	(1,417)	(37,270)	-	(345)	-	-
Undistributed long-term capital gain	-	-	-	-	-	-	3,455	-
Post-October capital loss deferrals (realized during the period
November 1, 2008, through December 31, 2008)*	(554,442)	-	(79,461)	(50,772)	-	(23,501)	-	-

Capital loss carryforwards:
Expiring 2009	$-	-	$-	$-	$-	$(41,518)	-	-
Expiring 2010	-	-	-	-	-	(50,900)	-	-
Expiring 2011	-	-	-	-	-	(35,517)	-	-
Expiring 2016	(691,368)	-	(400,076)	(98,035)	(5,498)	(47,291)	-	-
	$(691,368)	-	$(400,076)	$(98,035)	$(5,498)	$(175,226)	-	-
Reclassification from distributions in excess of net investment income to capital paid in on shares of beneficial interest	-	-	-	-	-	-	-	-

As of June 30, 2009:
Gross unrealized appreciation on investment securities	$1,700,201	$5,961	$516,058	$132,790	$32,982	$31,899	$39,791	$14
Gross unrealized depreciation on investment securities	(4,898,544)	(446)	(1,045,268)	(388,590)	(26,503)	(217,918)	(18,196)	(18)
Net unrealized (depreciation) appreciation on investment securities	$(3,198,343)	$5,515	$(529,210)	$(255,800)	$6,479	$(186,019)	$21,595	$(4)
Cost of investment securities	$23,386,874	$46,923	$8,702,534	$7,162,213	$979,920	$1,652,427	$2,071,539	$1,022,229

* These deferrals are considered incurred in the subsequent year.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the series’ investment adviser, is the parent company of American Funds Service Company ® ("AFS"), the series’ transfer agent, and American Funds Distributors, ® Inc. ("AFD"), the distributor of the series’ shares.

Investment advisory services – The aggregate fee of $142,327,000 for management services was incurred by the series pursuant to an agreement with CRMC.  The Investment Advisory and Service Agreement provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as average net asset levels increase.

The range of rates and asset levels and the current annualized rates of average net assets for each fund are as follows:

					Annualized rates
	Rates		Net asset level (in billions)		for the six months ended
Fund	Beginning with	Ending with	Up to	In excess of	June 30, 2009
Global Discovery	.580%	.440%	$.5	$1.0	.58%
Global Growth	.690	.460	.6	5.0	.55
Global Small Capitalization	.800	.635	.6	5.0	.73
Growth	.500	.280	.6	34.0	.33
International	.690	.430	.5	21.0	.51
New World	.850	.620	.5	2.5	.78
Blue Chip Income and Growth	.500	.370	.6	4.0	.44
Global Growth and Income	.690	.480	.6	3.0	.61
Growth-Income	.500	.219	.6	34.0	.28
International Growth and Income	.690	.530	.5	1.0	.69
Asset Allocation	.500	.250	.6	8.0	.32
Bond	.480	.340	.6	5.0	.38
Global Bond	.570	.500	1.0	1.0	.57
High-Income Bond	.500	.420	.6	2.0	.47
U.S. Government/AAA-Rated Securities	.460	.340	.6	2.0	.40
Cash Management	.320	.290	1.0	1.0	.32

Transfer agent services – The aggregate fee of $2,000 was incurred during the six months ended June 30, 2009, pursuant to an agreement with AFS. Under this agreement, the series compensates AFS for transfer agent services, including shareholder recordkeeping, communications and transaction processing.

Trustees’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation on the accompanying financial statements includes current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows:

	(dollars in thousands)

Fund	Current fees		Increase in value of deferred amounts
Global Discovery	$1		$-	*
Global Growth	28		3
Global Small Capitalization	15		2
Growth	123		66
International	44		29
New World	9		1
Blue Chip Income and Growth	20		2
Global Growth and Income	11		1
Growth-Income	122		74
International Growth and Income	-	*	-	*
Asset Allocation	48		18
Bond	41		3
Global Bond	6		-	*
High-Income Bond	8		7
U.S. Government/AAA-Rated Securities	12		6
Cash Management	8		3

*Amount less than one thousand.

Affiliated officers and trustees – Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the series.

5. Distribution services

The series has adopted plans of distribution for Class 2 and 3 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on average daily net assets, of 0.25% for Class 2 and 0.18% for Class 3 to pay service fees to firms that have entered into agreements with the series. During the six months ended June 30, 2009, distribution expenses under the plans for the series aggregated $66,007,000 for Class 2 and $489,000 for Class 3. Class 1 shares have not adopted a plan of distribution.

6. Investment transactions and other disclosures

The following table presents additional information for the six months ended June 30, 2009:

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund

Purchases of investment securities(*)	$41,557	$854,071	$654,959	$3,909,177	$2,074,532	$322,905	$459,555	$541,459
Sales of investment securities(*)	39,538	642,977	504,929	3,464,028	2,071,831	174,785	317,276	385,026
Non-U.S. taxes paid on dividend income	98	6,229	1,283	4,012	15,065	1,607	707	1,963
Non-U.S. taxes paid (refunded) on interest income	-	-	-	-	-	9	-	-
Non-U.S. taxes (refunded) paid on realized gains	-	-	(44)	-	1,413	570	-	-
Non-U.S. taxes provided on unrealized gains as of June 30, 2009	-	3,545	190	-	5,558	2,127	-	-
Dividends from affiliated issuers	-	-	1,270	4,932	-	-	-	1,136
Net realized loss from affiliated issuers	-	(93,088)	(4,779)	(63,483)	-	-	-	-

(*) Excludes short-term securities, except for Cash Management Fund, and U.S. government obligations, if any.

							(dollars in thousands)

	Growth- Income Fund	International Growth andIncome Fund	Asset Allocation Fund	Bond Fund	Global Bond Fund	High- Income Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund

Purchases of investment securities(*)	$2,388,540	$36,409	$1,758,397	$2,350,199	$412,354	$420,504	$587,530	$3,822,759
Sales of investment securities(*)	1,934,609	4,379	1,066,910	2,629,795	368,553	187,017	565,046	4,017,528
Non-U.S. taxes paid on dividend income	4,603	118	785	-	-	-	-	-
Non-U.S. taxes paid (refunded) on interest income	-	-	-	(19)	61	-	-	-
Non-U.S. taxes (refunded) paid on realized gains	-	-	-	-	-	-	-	-
Non-U.S. taxes provided on unrealized gains as of June 30, 2009	-	-	-	-	-	-	-	-
Dividends from affiliated issuers	-	-	-	-	-	-	-	-
Net realized loss from affiliated issuers	-	-	-	-	-	-	-	-

(*) Excludes short-term securities, except for Cash Management Fund, and U.S. government obligations, if any.

7. Disclosure of fair value measurements

The funds classify their assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the funds’ determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high-quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following tables present the funds’ valuation levels as of June 30, 2009, and reconcile the valuation of the funds’ Level 3 investment securities and related transactions, if any, during the six months ended June 30, 2009 (dollars in thousands):

Global Discovery Fund

Level classification	Level 1	Level 2		Level 3	Total
Investment securities:
Common stocks:
Software & services	$30,074	$9,114	*	-	$39,188
Technology hardware & equipment	13,478	2,986	*	-	16,464
Diversified financials	6,317	9,773	*	-	16,090
Banks	6,930	6,142	*	-	13,072
Media	7,423	3,755	*	-	11,178
Pharmaceuticals, biotechnology & life sciences	9,071	1,616	*	-	10,687
Retailing	9,232	-		-	9,232
Commercial & professional services	4,604	3,688	*	-	8,292
Health care equipment & services	7,951	-		-	7,951
Transportation	6,395	-		-	6,395
Telecommunication services	1,127	3,403	*	-	4,530
Utilities	-	4,476	*	-	4,476
Insurance	174	3,828	*	-	4,002
Energy	2,813	-		-	2,813
Semiconductors & semiconductor equipment	1,637	-		-	1,637
Other	350	1,829	*	-	2,179
Miscellaneous	5,849	2,910	*	-	8,759
Convertible securities	28	1,563		-	1,591
Short-term securities	-	21,680		-	21,680
Total	$113,453	$76,763		-	$190,216

	Beginning			Net transfers	Ending
	value	Net	Net unrealized	out of	value
Level 3 reconciliation	at 1/1/2009	purchases	depreciation †	Level 3	at 6/30/2009
Investment securities	$-	$1,900	$(643)	$(1,257)	$-

*Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $52,257,000 of investment securities were classified as Level 2 instead of Level 1.

† Unrealized depreciation is included in the related amounts on investments in the statement of operations.

Global Growth Fund

Level classification	Level 1	Level 2		Level 3	Total
Investment securities:
Common stocks:
Information technology	$461,398	$229,569	*	$-	$690,967
Consumer staples	149,167	331,087	*	-	480,254
Health care	157,155	272,061	*	-	429,216
Financials	65,325	351,628	*	-	416,953
Consumer discretionary	161,433	240,606	*	1,384	403,423
Telecommunication services	129,851	252,946	*	-	382,797
Materials	153,187	117,064	*	-	270,251
Energy	139,043	128,256	*	-	267,299
Industrials	106,320	123,972	*	-	230,292
Utilities	-	150,323	*	-	150,323
Miscellaneous	17,318	102,702	*	-	120,020
Preferred stocks	-	7,215		-	7,215
Rights & warrants	-	2,712	*	-	2,712
Short-term securities	-	478,753		-	478,753
Total	$1,540,197	$2,788,894		$1,384	$4,330,475

	Beginning		Net		Net transfers	Ending
	value	Net	realized	Net unrealized	out of	value
Level 3 reconciliation	at 1/1/2009	sales	loss †	appreciation †	Level 3	at 6/30/2009
Investment securities	$23,544	$(3,355)	$(3,648)	$388	$(15,545)	$1,384

Net unrealized appreciation during the period on Level 3 investment securities held at June 30, 2009 (dollars in thousands) †:						$24

*Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $2,291,119,000 of investment securities were classified as Level 2 instead of Level 1.

† Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

Global Small Capitalization Fund

Level classification	Level 1	Level 2		Level 3	Total
Investment securities:
Common stocks:
Consumer discretionary	$159,705	$251,832	*	$36	$411,573
Information technology	188,343	190,995	*	114	379,452
Industrials	124,046	228,416	*	-	352,462
Health care	266,646	81,406	*	-	348,052
Financials	153,181	76,307	*	-	229,488
Materials	36,315	151,292	*	49	187,656
Energy	25,417	93,444	*	-	118,861
Consumer staples	41,633	59,321	*	-	100,954
Utilities	-	63,042	*	-	63,042
Telecommunication services	9,898	31,925	*	-	41,823
Miscellaneous	47,076	81,787	*	-	128,863
Rights & warrants	310	1,057	*	2	1,369
Convertible securities	-	2,776		20	2,796
Bonds, notes & other debt instruments	-	7,478		-	7,478
Short-term securities	-	234,624		-	234,624
Total	$1,052,570	$1,555,702		$221	$2,608,493

	Beginning		Net		Net transfers	Ending
	value	Net	realized	Net unrealized	out of	value
Level 3 reconciliation	at 1/1/2009	sales	gain †	depreciation †	Level 3	at 6/30/2009
Investment securities	$13,661	$(20,054)	$16,099	$(9,388)	$(97)	$221

Net unrealized depreciation during the period on Level 3 investment securities held at June 30, 2009 (dollars in thousands) †:						$(69)

* Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $1,307,568,000 of investment securities were classified as Level 2 instead of Level 1.

† Net realized gain and unrealized depreciation are included in the related amounts on investments in the statement of operations.

Growth Fund

Level classification	Level 1	Level 2		Level 3	Total
Investment securities:
Common stocks:
Information technology	$3,820,356	$240,475	*	$-	$4,060,831
Energy	2,497,698	92,199	*	-	2,589,897
Consumer discretionary	2,186,354	70,894	*	-	2,257,248
Financials	2,082,739	52,328	*	-	2,135,067
Materials	1,564,379	517,641	*	-	2,082,020
Health care	1,660,992	178,654	*	7,836	1,847,482
Industrials	1,612,899	124,841	*	-	1,737,740
Consumer staples	1,063,667	63,112	*	-	1,126,779
Telecommunication services	250,330	175,163	*	-	425,493
Utilities	286,986	17,414		-	304,400
Miscellaneous	215,317	5,905	*	-	221,222
Rights & warrants	-	28,528	*	-	28,528
Convertible securities	10,062	-		-	10,062
Bonds, notes & other debt instruments	-	-		158	158
Short-term securities	-	1,317,946		-	1,317,946
Total	$17,251,779	$2,885,100		$7,994	$20,144,873

	Beginning		Net		Net transfers	Ending
	value	Net	realized	Net unrealized	out of	value
Level 3 reconciliation	at 1/1/2009	sales	loss †	appreciation †	Level 3	at 6/30/2009
Investment securities	$37,520	$(1,170)	$(29,849)	$12,654	$(11,161)	$7,994

Net unrealized depreciation during the period on Level 3 investment securities held at June 30, 2009 (dollars in thousands) †:						$(6,464)

* Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $1,549,740,000 of investment securities were classified as Level 2 instead of Level 1.

† Net realized loss and unrealized appreciation (depreciation) are included in the related amounts on investments in the statement of operations.

International Fund

Level classification	Level 1	Level 2		Level 3	Total
Investment securities:
Common stocks:
Financials	$131,264	$1,104,227	*	$-	$1,235,491
Consumer discretionary	-	1,009,847	*	7,044	1,016,891
Health care	160,940	822,156	*	-	983,096
Telecommunication services	170,294	574,253	*	-	744,547
Energy	47,025	573,256	*	-	620,281
Information technology	57,893	516,680	*	-	574,573
Industrials	94,011	444,980	*	-	538,991
Consumer staples	-	440,566	*	-	440,566
Materials	-	377,703	*	-	377,703
Utilities	-	150,292	*	-	150,292
Miscellaneous	28,140	128,930	*	-	157,070
Preferred stocks	-	9,567		-	9,567
Rights & warrants	-	8,010	*	-	8,010
Short-term securities	-	985,559		-	985,559
Total	$689,567	$7,146,026		$7,044	$7,842,637

	Beginning	Net	Ending
	value	unrealized	value
Level 3 reconciliation	at 1/1/2009	appreciation †	at 6/30/2009
Investment securities	$6,923	$121	$7,044

Net unrealized appreciation during the period on Level 3 investment securities held at June 30, 2009 (dollars in thousands) †:			$121

* Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $6,150,900,000 of investment securities were classified as Level 2 instead of Level 1.

† Net unrealized appreciation is included in the related amounts on investments in the statement of operations.

New World Fund

Level classification	Level 1	Level 2		Level 3	Total
Investment securities:
Common stocks:
Consumer staples	$60,962	$152,634	*	-	$213,596
Financials	44,244	141,059	*	-	185,303
Telecommunication services	43,593	88,265	*	-	131,858
Information technology	57,415	72,485	*	-	129,900
Industrials	12,534	108,005	*	-	120,539
Materials	35,287	78,827	*	-	114,114
Energy	49,274	51,546	*	-	100,820
Consumer discretionary	22,161	61,822	*	-	83,983
Health care	18,871	61,654	*	-	80,525
Utilities	10,408	28,049	*	-	38,457
Miscellaneous	19,836	45,692	*	-	65,528
Rights & warrants	16	890	*	-	906
Bonds, notes & other debt instruments:
Bonds & notes of governments outside the U.S.	-	151,285		-	151,285
Energy	-	9,378		-	9,378
Other	-	4,976		-	4,976
Short-term securities	-	174,953		-	174,953
Total	$374,601	$1,231,520		-	$1,606,121

	Beginning		Net		Net transfers	Ending
	value	Net purchases	realized	Net unrealized	out of	value
Level 3 reconciliation	at 1/1/2009	and sales	loss †	appreciation †	Level 3	at 6/30/2009
Investment securities	$5,875	$(5,408)	$(82)	$2,203	$(2,588)	$-

* Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $873,318,000 of investment securities were classified as Level 2 instead of Level 1.

† Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

Blue Chip Income and Growth Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Information technology	$568,794	$-	$-	$568,794
Health care	521,824	-	-	521,824
Industrials	457,848	-	-	457,848
Consumer discretionary	310,206	-	-	310,206
Energy	226,815	-	-	226,815
Telecommunication services	210,275	-	-	210,275
Consumer staples	166,396	-	-	166,396
Financials	142,451	-	14	142,465
Utilities	72,143	-	-	72,143
Materials	16,147	-	-	16,147
Miscellaneous	54,234	-	-	54,234
Preferred stocks	-	469	-	469
Convertible securities	171	2,468	-	2,639
Bonds, notes & other debt instruments	-	2,557	-	2,557
Short-term securities	-	206,368	-	206,368
Total	$2,747,304	$211,862	$14	$2,959,180

	Beginning			Net transfers	Ending
	value	Net purchases	Net unrealized	out of	value
Level 3 reconciliation	at 1/1/2009	and sales	appreciation *	Level 3	at 6/30/2009
Investment securities	$-	$353	$1,646	$(1,985)	$14

Net unrealized appreciation during the period on Level 3 investment securities held at June 30, 2009 (dollars in thousands) *:					$14

* Net unrealized appreciation is included in the related amounts on investments in the statement of operations.

Global Growth and Income Fund

Level classification	Level 1	Level 2		Level 3	Total
Investment securities:
Common stocks:
Financials	$66,546	$153,814	*	-	$220,360
Information technology	169,784	49,743	*	-	219,527
Materials	149,434	44,492	*	-	193,926
Telecommunication services	83,428	98,021	*	-	181,449
Consumer staples	60,678	103,970	*	-	164,648
Health care	52,904	76,086	*	-	128,990
Industrials	67,944	42,726	*	-	110,670
Energy	46,240	61,691	*	-	107,931
Consumer discretionary	58,564	46,338	*	-	104,902
Utilities	22,903	42,467	*	-	65,370
Miscellaneous	2,576	2,008	*	-	4,584
Preferred stocks	-	29,864		-	29,864
Rights & warrants	-	4,218	*	-	4,218
Convertible securities	-	10,538		-	10,538
Bonds, notes & other debt instruments	-	65,492		-	65,492
Short-term securities	-	181,807		-	181,807
Total	$781,001	$1,013,275		-	$1,794,276

	Beginning		Net		Net transfers	Ending
	value	Net	realized	Net unrealized	out of	value
Level 3 reconciliation	at 1/1/2009	sales	loss †	appreciation †	Level 3	at 6/30/2009
Investment securities	$13,351	$(5,402)	$(13,528)	$13,071	$(7,492)	$-

* Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $723,187,000 of investment securities were classified as Level 2 instead of Level 1.

† Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

Growth-Income Fund

Level classification	Level 1	Level 2		Level 3	Total
Investment securities:
Common stocks:
Information technology	$4,229,865	$520,113	*	$-	$4,749,978
Consumer discretionary	1,972,613	207,013	*	-	2,179,626
Industrials	2,082,365	-		-	2,082,365
Health care	1,808,546	136,651	*	-	1,945,197
Energy	1,401,276	102,883	*	-	1,504,159
Consumer staples	1,453,241	-		-	1,453,241
Financials	936,237	231,534	*	366	1,168,137
Telecommunication services	853,848	-		-	853,848
Materials	313,160	207,861	*	-	521,021
Utilities	454,441	-		-	454,441
Miscellaneous	362,861	54,838	*	-	417,699
Preferred stocks	-	4,123		-	4,123
Rights & warrants	-	6,719	*	-	6,719
Convertible securities	1,458	92,312		-	93,770
Bonds, notes & other debt instruments	-	12,652		-	12,652
Short-term securities	-	2,741,555		-	2,741,555
Total	$15,869,911	$4,318,254		$366	$20,188,531

	Beginning			Net transfers	Ending
	value	Net purchases	Net unrealized	out of	value
Level 3 reconciliation	at 1/1/2009	and sales	appreciation †	Level 3	at 6/30/2009
Investment securities	$-	$18,271	$40,886	$(58,791)	$366

Net unrealized appreciation during the period on Level 3 investment securities held at June 30, 2009 (dollars in thousands) †:					$366

* Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $1,466,026,000 of investment securities were classified as Level 2 instead of Level 1.

† Net unrealized appreciation is included in the related amounts on investments in the statement of operations.

International Growth and Income Fund

Level classification	Level 1	Level 2		Level 3	Total
Investment securities:
Common stocks:
Consumer discretionary	$-	$6,383	*	-	$6,383
Financials	436	5,923	*	-	6,359
Telecommunication services	1,012	4,655	*	-	5,667
Materials	-	4,866	*	-	4,866
Information technology	1,112	3,207	*	-	4,319
Health care	153	4,128	*	-	4,281
Industrials	299	3,938	*	-	4,237
Consumer staples	973	2,268	*	-	3,241
Utilities	-	2,561	*	-	2,561
Energy	-	1,959	*	-	1,959
Miscellaneous	111	623	*	-	734
Preferred stocks	-	425		-	425
Rights & warrants	-	29	*	-	29
Bonds, notes & other debt instruments	-	2,328		-	2,328
Short-term securities	-	5,049		-	5,049
Total	$4,096	$48,342		-	$52,438

* Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $40,474,000 of investment securities were classified as Level 2 instead of Level 1.

Asset Allocation Fund

Level classification	Level 1	Level 2		Level 3	Total
Investment securities:
Common stocks:
Information technology	$1,119,755	$23,183	*	$-	$1,142,938
Materials	544,248	157,351	*	-	701,599
Health care	650,353	27,224	*	-	677,577
Financials	556,596	-		-	556,596
Industrials	544,597	-		-	544,597
Energy	532,452	-		-	532,452
Consumer staples	393,008	5,979	*	-	398,987
Consumer discretionary	377,389	11,341	*	1	388,731
Telecommunication services	119,070	38,732	*	-	157,802
Utilities	119,723	-		-	119,723
Miscellaneous	222,749	12,004	*	-	234,753
Preferred stocks	-	9,057		-	9,057
Rights & warrants	-	6,646	*	-	6,646
Bonds, notes & other debt instruments:
Bonds & notes of U.S. government & government agencies	-	774,176		-	774,176
Corporate bonds & notes	-	610,544		2,090	612,634
Mortgage-backed obligations	-	536,414		12,543	548,957
Other	-	204,677		1,619	206,296
Short-term securities	-	559,803		-	559,803
Total	$5,179,940	$2,977,131		$16,253	$8,173,324

	Beginning		Net		Net transfers	Ending
	value	Net purchases	realized	Net unrealized	out of	value
Level 3 reconciliation	at 1/1/2009	and sales	loss †	appreciation †	Level 3	at 6/30/2009
Investment securities	$38,000	$(15,494)	$(4,870)	$3,245	$(4,628)	$16,253

Net unrealized appreciation during the period on Level 3 investment securities held at June 30, 2009 (dollars in thousands) †:						$575

* Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $282,460,000 of investment securities were classified as Level 2 instead of Level 1.

† Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

Bond Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Bonds, notes & other debt instruments:
Bonds & notes of U.S. government & government agencies	$-	$2,096,754	$-	$2,096,754
Corporate bonds & notes	-	1,878,700	5,069	1,883,769
Mortgage-backed obligations	-	1,571,609	20,408	1,592,017
Bonds & notes of governments & government agencies outside the U.S.	-	556,210	-	556,210
Asset-backed obligations	-	78,486	-	78,486
Other	-	39,049	-	39,049
Convertible securities	-	2,526	-	2,526
Preferred stocks	4,624	67,268	-	71,892
Common stocks	1,775	-	4	1,779
Short-term securities	-	583,931	-	583,931
Total	$6,399	$6,874,533	$25,481	$6,906,413

	Level 1	Level 2	Level 3	Total
Forward currency contracts *	-	$(1,768)	-	$(1,768)

	Beginning		Net		Net transfers	Ending
	value	Net purchases	realized	Net unrealized	out of	value
Level 3 reconciliation	at 1/1/2009	and sales	loss †	appreciation †	Level 3	at 6/30/2009
Investment securities	$41,491	$(718)	$(776)	$318	$(14,834)	$25,481

Net unrealized appreciation during the period on Level 3 investment securities held at June 30, 2009 (dollars in thousands) †:						$245

* Forward currency contracts are not included in the investment portfolio.
† Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

Global Bond Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Bonds, notes & other debt instruments:
Euros	$-	$268,140	$-	$268,140
Japanese yen	-	69,814	-	69,814
British pounds	-	37,418	-	37,418
Danish kroner	-	20,964	-	20,964
Mexican pesos	-	17,056	-	17,056
Australian dollars	-	16,126	-	16,126
Swedish kronor	-	12,792	-	12,792
Polish zloty	-	12,586	-	12,586
Other currencies	-	32,770	-	32,770
U.S. dollars	-	446,654	1,541	448,195
Preferred stocks	-	4,224	-	4,224
Common stocks	21	-	-	21
Short-term securities	-	46,293	-	46,293
Total	$21	$984,837	$1,541	$986,399

	Level 1	Level 2	Level 3	Total
Forward currency contracts *	-	$(606)	-	$(606)

	Beginning		Net		Net transfers	Ending
	value	Net purchases	realized	Net unrealized	out of	value
Level 3 reconciliation	at 1/1/2009	and sales	loss †	appreciation †	Level 3	at 6/30/2009
Investment securities	$2,337	$(180)	$(97)	$182	$(701)	$1,541

Net unrealized appreciation during the period on Level 3 investment securities held at June 30, 2009 (dollars in thousands) †:						$84

* Forward currency contracts are not included in the investment portfolio.
† Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

High-Income Bond Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$-	$1,103,254	$6,946	$1,110,200
Mortgage-backed obligations	-	1,789	14,656	16,445
Other	-	7,702	-	7,702
Convertible securities	-	10,959	-	10,959
Preferred stocks	-	14,488		14,488
Common stocks	11,154	-	15	11,169
Short-term securities	-	295,445	-	295,445
Total	$11,154	$1,433,637	$21,617	$1,466,408

	Beginning		Net		Net transfers	Ending
	value	Net purchases	realized	Net unrealized	into	value
Level 3 reconciliation	at 1/1/2009	and sales	gain *	depreciation *	Level 3	at 6/30/2009
Investment securities	$26,064	$(11,488)	$9,996	$(6,430)	$3,475	$21,617

Net unrealized appreciation during the period on Level 3 investment securities held at June 30, 2009 (dollars in thousands) *:						$272

* Net realized gain and unrealized (depreciation) appreciation are included in the related amounts on investments in the statement of operations.

U.S. Government/AAA-Rated Securities Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	-	$974,599	$6,453	$981,052
U.S. Treasury bonds & notes	-	755,827	-	755,827
Federal agency bonds & notes	-	197,172	-	197,172
Asset-backed obligations	-	45,559	3,261	48,820
Other	-	9,288	-	9,288
Short-term securities	-	100,975	-	100,975
Total	-	$2,083,420	$9,714	$2,093,134

	Beginning			Net transfers	Ending
	value	Net	Net unrealized	into	value
Level 3 reconciliation	at 1/1/2009	purchases	depreciation *	Level 3	at 6/30/2009
Investment securities	$9,588	$32	$(2)	$96	$9,714

Net unrealized depreciation during the period on Level 3 investment securities held at June 30, 2009 (dollars in thousands) *:					$(2)

* Net unrealized depreciation is included in the related amounts on investments in the statement of operations.

Cash Management Fund

At June 30, 2009, all of the fund's investment securities were classified as Level 2.

8. Forward currency contracts

The funds may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The funds enter into these contracts to manage their exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the funds value forward currency contracts based on the applicable exchange rate and record unrealized appreciation or depreciation for open forward currency contracts in their respective statement of assets and liabilities. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their expiration date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations. As of June 30, 2009, Bond Fund and Global Bond Fund had open forward currency contracts to purchase or sell currencies as follows:

			(amounts in thousands)

					Unrealized
					appreciation
		Contract amount			(depreciation)
	Settlement date	Receive	Deliver		at June 30, 2009
Bond Fund
Sales:
Australian dollars	7/8/2009	€4,300	$	A7,480	$6
Australian dollars	7/9/2009	$6,885	$	A8,760	(171)
Australian dollars	7/20/2009	$16,354	$	A20,450	(104)
Australian dollars	7/20/2009	€3,555	$	A6,200	(4)
Australian dollars	7/24/2009	€818	$	A1,440	(11)
Australian dollars	7/27/2009	$4,552	$	A5,690	(25)
British pounds	7/20/2009	$6,271		£3,820	(12)
British pounds	7/27/2009	$7,960		£4,840	-	(	*)
British pounds	7/30/2009	$8,458		£5,105	63
British pounds	8/3/2009	$14,997		£9,054	107
Danish kroner	7/29/2009	$22,838	DKr120,925		73
Euros	7/8/2009	$22,561		€16,125	(172)
Euros	7/9/2009	$39,130		€28,170	(383)
Euros	7/9/2009	$36,138		€26,020	(359)
Euros	7/22/2009	$4,017		€2,900	(50)
Euros	7/27/2009	$14,402		€10,270	(3)
Euros	9/2/2009	$18,446		€13,080	101
Japanese yen	7/16/2009	$18,207		¥1,787,550	(349)
Japanese yen	7/31/2009	$19,653		¥1,869,989	238
Polish zloty	7/17/2009	$17,691	PLN58,000		(544)
South Korean won	7/17/2009	$9,043	KRW11,440,000		60
Swedish kronor	7/17/2009	$17,773	SKr139,000		(229)

					$(1,768)

Global Bond Fund
Purchases:
British pounds	7/22/2009	£6,343		$10,507	$(76)
Japanese yen	7/16/2009	¥920,000		$9,431	120
Japanese yen	7/21/2009	¥2,283,728		$23,699	9
Japanese yen	7/24/2009	¥271,726		$2,835	(14)
Japanese yen	7/27/2009	¥66,308		$697	(9)
Japanese yen	8/3/2009	¥2,215,058		$22,990	-	(	*)

					$30

Sales:
Australian dollars	7/8/2009	$1,726	$	A2,200	$(46)
Australian dollars	7/8/2009	€782	$	A1,360	1
Australian dollars	7/9/2009	$2,099	$	A2,670	(52)
Australian dollars	7/20/2009	$1,753	$	A2,210	(26)
Australian dollars	7/20/2009	$8,317	$	A10,400	(53)
British pounds	7/27/2009	$6,652		£4,045	-	(	*)
British pounds	7/27/2009	€3,709		£3,150	22
British pounds	8/3/2009	$3,710		£2,240	27
Euros	7/8/2009	$18,681		€13,420	(143)
Euros	7/9/2009	$4,245		€3,040	(42)
Euros	7/27/2009	$1,403		€1,000	-	(	*)
Polish zloty	7/17/2009	$916	PLN3,000		(27)
Polish zloty	7/17/2009	$9,151	PLN30,000		(281)
South Korean won	7/17/2009	$3,937	KRW4,980,000		26
South Korean won	7/17/2009	$2,853	KRW3,580,000		42
Swedish kronor	7/9/2009	$1,043	SKr8,190		(18)
Swedish kronor	7/17/2009	$5,115	SKr40,000		(66)

					$(636)

Forward currency contracts - net					$(606)

(*) Amount less than one thousand.

9. Subsequent events

As of August 3, 2009, the date the financial statements were available to be issued, no subsequent events or transactions had occurred on any of the funds that would have materially impacted the financial statements as presented.

Financial highlights(1)

Income (loss) from investment operations(2)

Dividends and distributions

 Period ended
Net asset value, beginning of period
Net investment income (loss)
Net gains (losses) on securities (both realized and unrealized)
Total from investment operations
Dividends (from net investment income)
Distributions (from capital gains)
Total dividends and distributions
Net asset value, end of period
Total return (3)
Net assets, end of period (in millions)
Ratio of expenses to average net assets before waiver
Ratio of expenses to average net assets after waiver (3)
Ratio of net income (loss) to average net assets (3)

 Global Discovery Fund

 Class 1

 6/30/09 (4)
$7.45	$.04	$1.69	$1.73	$(.03)	$-		$(.03)	$9.15	23.21%		$24	.62%	(5)	.62%	(5)	1.03%		(5)

 12/31/08
14.09	.15	(6.37)	(6.22)	(.12)	(.30)		(.42)	7.45	(45.02)		18	.60		.55		1.33

 12/31/07
13.05	.17	2.07	2.24	(.16)	(1.04)		(1.20)	14.09	17.55		35	.60		.54		1.25

 12/31/06
11.63	.15	1.89	2.04	(.13)	(.49)		(.62)	13.05	17.66		28	.62		.56		1.19

 12/31/05
10.79	.14	1.05	1.19	(.11)	(.24)		(.35)	11.63	11.07		22	.61		.56		1.27

 12/31/04
9.94	.08	.98	1.06	(.09)	(.12)		(.21)	10.79	10.72		20	.61		.60		.81

 Class 2

 6/30/09 (4)
7.43	.03	1.67	1.70	(.03)	-		(.03)	9.10	22.87		165	.87	(5)	.87	(5)	.78		(5)

 12/31/08
14.02	.12	(6.32)	(6.20)	(.09)	(.30)		(.39)	7.43	(45.09)		131	.85		.80		1.08

 12/31/07
13.00	.14	2.05	2.19	(.13)	(1.04)		(1.17)	14.02	17.22		240	.85		.79		.98

 12/31/06
11.59	.11	1.89	2.00	(.10)	(.49)		(.59)	13.00	17.41		151	.87		.81		.94

 12/31/05
10.76	.11	1.05	1.16	(.09)	(.24)		(.33)	11.59	10.80		89	.86		.81		1.04

 12/31/04
9.92	.06	.97	1.03	(.07)	(.12)		(.19)	10.76	10.43		51	.86		.85		.60

 Global Growth Fund

 Class 1

 6/30/09 (4)
$13.96	$.17	$1.80	$1.97	$(.06)	$-		$(.06)	$15.87	14.12%		$820	.58%	(5)	.58%	(5)	2.50%		(5)

 12/31/08
25.15	.47	(9.50)	(9.03)	(.41)	(1.75)		(2.16)	13.96	(38.23)		675	.55		.50		2.37

 12/31/07
23.44	.51	2.98	3.49	(.76)	(1.02)		(1.78)	25.15	15.16		684	.55		.50		2.06

 12/31/06
19.63	.41	3.62	4.03	(.22)	-		(.22)	23.44	20.73		278	.58		.53		1.95

 12/31/05
17.31	.28	2.19	2.47	(.15)	-		(.15)	19.63	14.37		206	.62		.57		1.56

 12/31/04
15.30	.18	1.92	2.10	(.09)	-		(.09)	17.31	13.80		202	.65		.64		1.15

 Class 2

 6/30/09 (4)
13.88	.15	1.79	1.94	(.05)	-		(.05)	15.77	14.01		3,454	.83	(5)	.83	(5)	2.22		(5)

 12/31/08
25.00	.42	(9.43)	(9.01)	(.36)	(1.75)		(2.11)	13.88	(38.39)		3,198	.80		.75		2.12

 12/31/07
23.29	.45	2.95	3.40	(.67)	(1.02)		(1.69)	25.00	14.85		5,180	.80		.75		1.84

 12/31/06
19.52	.36	3.59	3.95	(.18)	-		(.18)	23.29	20.43		4,015	.83		.78		1.71

 12/31/05
17.23	.23	2.18	2.41	(.12)	-		(.12)	19.52	14.07		2,617	.87		.82		1.30

 12/31/04
15.25	.14	1.91	2.05	(.07)	-		(.07)	17.23	13.49		1,796	.90		.89		.92

 Global Small Capitalization Fund

 Class 1

 6/30/09 (4)
$11.18	$.05	$2.99	$3.04	$-	$-		$-	$14.22	27.19%		$463	.78%	(5)	.78%	(5)	.92%		(5)

 12/31/08
27.20	.19	(13.33)	(13.14)	-	(2.88)		(2.88)	11.18	(53.39)		306	.74		.67		1.01

 12/31/07
24.87	.12	5.27	5.39	(.90)	(2.16)		(3.06)	27.20	21.73		369	.73		.66		.45

 12/31/06
21.29	.19	4.74	4.93	(.14)	(1.21)		(1.35)	24.87	24.35		247	.77		.69		.82

 12/31/05
17.14	.13	4.23	4.36	(.21)	-		(.21)	21.29	25.66		231	.79		.73		.72

 12/31/04
14.15	.02	2.97	2.99	-	-		-	17.14	21.13		193	.81		.80		.15

 Class 2

 6/30/09 (4)
11.03	.04	2.94	2.98	-	-		-	14.01	27.02		2,156	1.02	(5)	1.02	(5)	.64		(5)

 12/31/08
26.95	.14	(13.18)	(13.04)	-	(2.88)		(2.88)	11.03	(53.52)		1,748	.99		.92		.70

 12/31/07
24.64	.05	5.22	5.27	(.80)	(2.16)		(2.96)	26.95	21.43		3,975	.98		.91		.20

 12/31/06
21.12	.14	4.70	4.84	(.11)	(1.21)		(1.32)	24.64	24.05		2,927	1.02		.94		.61

 12/31/05
17.02	.09	4.19	4.28	(.18)	-		(.18)	21.12	25.35		1,977	1.04		.97		.49

 12/31/04
14.08	(.01)	2.95	2.94	-	-		-	17.02	20.88		1,198	1.06		1.05		(.07)

 Growth Fund

 Class 1

 6/30/09 (4)
$33.51	$.15	$4.23	$4.38	$(.10)	$-		$(.10)	$37.79	13.07%		$5,168	.36%	(5)	.36%	(5)	.89%		(5)

 12/31/08
67.22	.63	(27.52)	(26.89)	(.56)	(6.26)		(6.82)	33.51	(43.83)		4,768	.33		.30		1.23

 12/31/07
64.51	.68	7.44	8.12	(.68)	(4.73)		(5.41)	67.22	12.64		5,051	.33		.30		1.00

 12/31/06
59.36	.70	5.46	6.16	(.63)	(.38)		(1.01)	64.51	10.48		3,503	.34		.31		1.14

 12/31/05
51.39	.46	8.00	8.46	(.49)	-		(.49)	59.36	16.50		3,709	.35		.32		.87

 12/31/04
45.74	.32	5.51	5.83	(.18)	-		(.18)	51.39	12.75		3,744	.36		.36		.68

 Class 2

 6/30/09 (4)
33.27	.11	4.19	4.30	(.08)	-		(.08)	37.49	12.94		14,787	.61	(5)	.61	(5)	.64		(5)

 12/31/08
66.72	.50	(27.27)	(26.77)	(.42)	(6.26)		(6.68)	33.27	(43.97)		13,383	.58		.55		.95

 12/31/07
64.08	.50	7.39	7.89	(.52)	(4.73)		(5.25)	66.72	12.35		25,359	.58		.55		.74

 12/31/06
58.98	.54	5.43	5.97	(.49)	(.38)		(.87)	64.08	10.22		23,122	.59		.56		.89

 12/31/05
51.10	.34	7.92	8.26	(.38)	-		(.38)	58.98	16.19		18,343	.60		.57		.64

 12/31/04
45.50	.23	5.45	5.68	(.08)	-		(.08)	51.10	12.50		12,055	.61		.61		.50

 Class 3

 6/30/09 (4)
33.54	.12	4.24	4.36	(.09)	-		(.09)	37.81	13.00		201	.54	(5)	.54	(5)	.71		(5)

 12/31/08
67.21	.54	(27.50)	(26.96)	(.45)	(6.26)		(6.71)	33.54	(43.93)		198	.51		.48		1.02

 12/31/07
64.50	.55	7.45	8.00	(.56)	(4.73)		(5.29)	67.21	12.44		425	.51		.48		.81

 12/31/06
59.34	.59	5.46	6.05	(.51)	(.38)		(.89)	64.50	10.29		451	.52		.49		.95

 12/31/05
51.38	.37	7.98	8.35	(.39)	-		(.39)	59.34	16.28		499	.53		.50		.69

 12/31/04 (6)
47.74	.24	3.50	3.74	(.10)	-		(.10)	51.38	7.85		516	.54	(5)	.53	(5)	.54		(5)

 International Fund

 Class 1

 6/30/09 (4)
$12.22	$.17	$1.71	$1.88	$(.04)	$(.08)		$(.12)	$13.98	15.35%		$2,271	.55%	(5)	.55%	(5)	2.82%		(5)

 12/31/08
24.81	.43	(9.88)	(9.45)	(.40)	(2.74)		(3.14)	12.22	(42.01)		1,864	.52		.48		2.42

 12/31/07
22.01	.43	3.95	4.38	(.41)	(1.17)		(1.58)	24.81	20.30		1,708	.52		.47		1.82

 12/31/06
18.96	.41	3.21	3.62	(.38)	(.19)		(.57)	22.01	19.33		1,648	.54		.49		1.99

 12/31/05
15.82	.32	3.11	3.43	(.29)	-		(.29)	18.96	21.75		1,599	.57		.52		1.92

 12/31/04
13.41	.22	2.41	2.63	(.22)	-		(.22)	15.82	19.66		1,495	.60		.59		1.54

 Class 2

 6/30/09 (4)
12.19	.15	1.70	1.85	(.03)	(.08)		(.11)	13.93	15.18		5,325	.80	(5)	.80	(5)	2.54		(5)

 12/31/08
24.72	.41	(9.85)	(9.44)	(.35)	(2.74)		(3.09)	12.19	(42.12)		4,901	.77		.72		2.16

 12/31/07
21.94	.36	3.94	4.30	(.35)	(1.17)		(1.52)	24.72	20.02		9,719	.77		.72		1.55

 12/31/06
18.92	.35	3.20	3.55	(.34)	(.19)		(.53)	21.94	18.98		7,260	.79		.74		1.72

 12/31/05
15.79	.28	3.11	3.39	(.26)	-		(.26)	18.92	21.50		4,790	.82		.77		1.64

 12/31/04
13.39	.18	2.41	2.59	(.19)	-		(.19)	15.79	19.32		2,752	.84		.83		1.27

 Class 3

 6/30/09 (4)
12.23	.16	1.70	1.86	(.03)	(.08)		(.11)	13.98	15.22		59	.73	(5)	.73	(5)	2.57		(5)

 12/31/08
24.80	.43	(9.90)	(9.47)	(.36)	(2.74)		(3.10)	12.23	(42.10)		57	.70		.65		2.25

 12/31/07
22.00	.39	3.94	4.33	(.36)	(1.17)		(1.53)	24.80	20.10		123	.70		.65		1.64

 12/31/06
18.96	.37	3.20	3.57	(.34)	(.19)		(.53)	22.00	19.07		120	.72		.67		1.81

 12/31/05
15.82	.29	3.11	3.40	(.26)	-		(.26)	18.96	21.54		116	.75		.70		1.74

 12/31/04 (6)
13.76	.20	2.05	2.25	(.19)	-		(.19)	15.82	16.45		115	.77	(5)	.77	(5)	1.45		(5)

 New World Fund

 Class 1

 6/30/09 (4)
$13.57	$.18	$2.54	$2.72	$(.05)	$-		$(.05)	$16.24	20.07%		$368	.84%	(5)	.84%	(5)	2.61%		(5)

 12/31/08
25.88	.43	(10.68)	(10.25)	(.36)	(1.70)		(2.06)	13.57	(42.20)		253	.81		.73		2.18

 12/31/07
21.56	.46	6.25	6.71	(.83)	(1.56)		(2.39)	25.88	32.53		261	.82		.74		1.92

 12/31/06
16.67	.41	4.95	5.36	(.32)	(.15)		(.47)	21.56	32.88		126	.88		.80		2.19

 12/31/05
13.96	.33	2.58	2.91	(.20)	-		(.20)	16.67	21.10		88	.92		.85		2.22

 12/31/04
11.99	.23	2.01	2.24	(.27)	-		(.27)	13.96	19.07		63	.93		.92		1.81

 Class 2

 6/30/09 (4)
13.47	.16	2.53	2.69	(.05)	-		(.05)	16.11	19.96		1,230	1.09	(5)	1.09	(5)	2.30		(5)

 12/31/08
25.69	.40	(10.62)	(10.22)	(.30)	(1.70)		(2.00)	13.47	(42.37)		1,044	1.06		.98		1.94

 12/31/07
21.40	.40	6.20	6.60	(.75)	(1.56)		(2.31)	25.69	32.21		1,875	1.07		.99		1.69

 12/31/06
16.56	.36	4.92	5.28	(.29)	(.15)		(.44)	21.40	32.59		1,175	1.13		1.05		1.93

 12/31/05
13.89	.29	2.56	2.85	(.18)	-		(.18)	16.56	20.74		677	1.17		1.10		1.97

 12/31/04
11.94	.19	2.01	2.20	(.25)	-		(.25)	13.89	18.80		373	1.18		1.17		1.57

 Blue Chip Income and Growth Fund

 Class 1

 6/30/09 (4)
$6.67	$.09	$.11	$.20	$(.04)	$-		$(.04)	$6.83	2.97%		$294	.46%	(5)	.46%	(5)	2.69%		(5)

 12/31/08
11.53	.22	(4.22)	(4.00)	(.21)	(.65)		(.86)	6.67	(36.30)		220	.43		.39		2.48
 12/31/07
11.97	.24	.07	.31	(.36)	(.39)		(.75)	11.53	2.25		143	.42		.38		1.95

 12/31/06
10.91	.20	1.63	1.83	(.16)	(.61)		(.77)	11.97	17.73		159	.43		.39		1.75

 12/31/05
10.26	.18	.59	.77	(.12)	-		(.12)	10.91	7.57		135	.45		.41		1.73

 12/31/04
9.41	.15	.78	.93	(.08)	-		(.08)	10.26	9.94		129	.46		.46		1.60

 Class 2

 6/30/09 (4)
6.62	.08	.11	.19	(.03)	-		(.03)	6.78	2.94		2,677	.71	(5)	.71	(5)	2.47		(5)

 12/31/08
11.45	.19	(4.18)	(3.99)	(.19)	(.65)		(.84)	6.62	(36.50)		2,602	.68		.64		2.10

 12/31/07
11.87	.21	.07	.28	(.31)	(.39)		(.70)	11.45	2.03		4,274	.67		.63		1.70

 12/31/06
10.83	.17	1.61	1.78	(.13)	(.61)		(.74)	11.87	17.42		3,937	.68		.64		1.50

 12/31/05
10.20	.15	.58	.73	(.10)	-		(.10)	10.83	7.24		3,029	.70		.66		1.48

 12/31/04
9.36	.13	.78	.91	(.07)	-		(.07)	10.20	9.74		2,349	.71		.70		1.37

 Global Growth and Income Fund

 Class 1

 6/30/09 (4)
$6.68	$.11	$.61	$.72	$(.04)	$-		$(.04)	$7.36	10.74%		$122	.65%	(5)	.65%	(5)	3.38%		(5)

 12/31/08
11.78	.28	(5.09)	(4.81)	(.22)	(.07)		(.29)	6.68	(41.06)		95	.62		.56		3.00

 12/31/07
10.98	.28	1.14	1.42	(.22)	(.40)		(.62)	11.78	13.04		79	.71		.58		2.37

 12/31/06 (7)
10.00	.14	.91	1.05	(.07)	-		(.07)	10.98	10.49		45	.72	(5)	.65	(5)	2.10		(5)

 Class 2

 6/30/09 (4)
6.67	.10	.60	.70	(.03)	-		(.03)	7.34	10.56		1,662	.90	(5)	.90	(5)	3.11		(5)

 12/31/08
11.75	.26	(5.07)	(4.81)	(.20)	(.07)		(.27)	6.67	(41.17)		1,529	.86		.81		2.73

 12/31/07
10.97	.25	1.13	1.38	(.20)	(.40)		(.60)	11.75	12.67		1,997	.96		.83		2.11

 12/31/06 (7)
10.00	.11	.92	1.03	(.06)	-		(.06)	10.97	10.30		638	.97	(5)	.90	(5)	1.64		(5)

 Growth-Income Fund

 Class 1

 6/30/09 (4)
$24.25	$.25	$1.68	$1.93	$(.11)	$-		$(.11)	$26.07	7.97%		$6,433	.30%	(5)	.30%	(5)	2.11%		(5)

 12/31/08
42.52	.69	(15.91)	(15.22)	(.69)	(2.36)		(3.05)	24.25	(37.68)		5,034	.28		.25		2.03

 12/31/07
42.43	.80	1.51	2.31	(.77)	(1.45)		(2.22)	42.52	5.32		5,618	.27		.25		1.82

 12/31/06
38.31	.77	5.03	5.80	(.72)	(.96)		(1.68)	42.43	15.51		3,759	.28		.25		1.92

 12/31/05
36.81	.62	1.61	2.23	(.58)	(.15)		(.73)	38.31	6.08		3,825	.29		.27		1.68

 12/31/04
33.61	.48	3.09	3.57	(.37)	-		(.37)	36.81	10.66		4,213	.31		.30		1.39

 Class 2

 6/30/09 (4)
24.11	.22	1.68	1.90	(.10)	-		(.10)	25.91	7.89		13,533	.55	(5)	.55	(5)	1.87		(5)

 12/31/08
42.26	.60	(15.80)	(15.20)	(.59)	(2.36)		(2.95)	24.11	(37.85)		13,046	.53		.50		1.75

 12/31/07
42.19	.68	1.50	2.18	(.66)	(1.45)		(2.11)	42.26	5.04		23,243	.52		.50		1.57

 12/31/06
38.12	.67	4.99	5.66	(.63)	(.96)		(1.59)	42.19	15.20		22,688	.53		.50		1.67

 12/31/05
36.64	.53	1.60	2.13	(.50)	(.15)		(.65)	38.12	5.83		17,608	.54		.52		1.44

 12/31/04
33.48	.41	3.06	3.47	(.31)	-		(.31)	36.64	10.37		13,105	.56		.55		1.19

 Class 3

 6/30/09 (4)
24.27	.23	1.68	1.91	(.10)	-		(.10)	26.08	7.89		200	.48	(5)	.48	(5)	1.94		(5)

 12/31/08
42.51	.64	(15.90)	(15.26)	(.62)	(2.36)		(2.98)	24.27	(37.78)		205	.46		.43		1.83

 12/31/07
42.42	.73	1.50	2.23	(.69)	(1.45)		(2.14)	42.51	5.12		405	.45		.43		1.64

 12/31/06
38.31	.70	5.01	5.71	(.64)	(.96)		(1.60)	42.42	15.30		458	.46		.43		1.74

 12/31/05
36.80	.56	1.61	2.17	(.51)	(.15)		(.66)	38.31	5.88		471	.47		.45		1.50

 12/31/04 (6)
34.64	.41	2.07	2.48	(.32)	-		(.32)	36.80	7.18		537	.49	(5)	.48	(5)	1.24		(5)

 International Growth and Income Fund

 Class 1

 6/30/09 (4)
$10.92	$.29	$1.20	$1.49	$(.02)	-		$(.02)	$12.39	13.65%		$16	.76%	(5)	.76%	(5)	5.38%		(5)

 12/31/08 (8)
10.00	.01	.92	.93	(.01)	-		(.01)	10.92	9.28		12	.09		.08		.14

 Class 2

 6/30/09 (4)
10.92	.32	1.15	1.47	(.02)	-		(.02)	12.37	13.47		37	1.02	(5)	1.02	(5)	5.78		(5)

 12/31/08 (8)
10.00	.01	.92	.93	(.01)	-		(.01)	10.92	9.27		4	.11		.11		.05

 Asset Allocation Fund

 Class 1

 6/30/09 (4)
$12.16	$.18	$.52	$.70	$(.07)	$-		$(.07)	$12.79	5.75%		$3,269	.34%	(5)	.34%	(5)	3.07%		(5)

 12/31/08
18.51	.47	(5.70)	(5.23)	(.45)	(.67)		(1.12)	12.16	(29.30)		2,243	.32		.29		2.98

 12/31/07
18.34	.51	.75	1.26	(.45)	(.64)		(1.09)	18.51	6.82		1,927	.32		.29		2.69

 12/31/06
16.56	.47	1.97	2.44	(.43)	(.23)		(.66)	18.34	14.96		1,079	.33		.30		2.67

 12/31/05
15.49	.41	1.05	1.46	(.39)	-		(.39)	16.56	9.45		879	.35		.32		2.57

 12/31/04
14.58	.39	.84	1.23	(.32)	-		(.32)	15.49	8.50		899	.38		.37		2.64

 Class 2

 6/30/09 (4)
12.08	.17	.51	.68	(.06)	-		(.06)	12.70	5.67		4,842	.59	(5)	.59	(5)	2.84		(5)

 12/31/08
18.39	.43	(5.66)	(5.23)	(.41)	(.67)		(1.08)	12.08	(29.51)		4,822	.57		.54		2.70

 12/31/07
18.23	.47	.74	1.21	(.41)	(.64)		(1.05)	18.39	6.55		7,308	.57		.54		2.45

 12/31/06
16.47	.42	1.96	2.38	(.39)	(.23)		(.62)	18.23	14.66		6,362	.58		.55		2.42

 12/31/05
15.42	.37	1.04	1.41	(.36)	-		(.36)	16.47	9.14		5,120	.60		.57		2.31

 12/31/04
14.51	.36	.84	1.20	(.29)	-		(.29)	15.42	8.34		3,797	.62		.62		2.42

 Class 3

 6/30/09 (4)
12.17	.17	.51	.68	(.06)	-		(.06)	12.79	5.63		40	.52	(5)	.52	(5)	2.91		(5)

 12/31/08
18.50	.44	(5.68)	(5.24)	(.42)	(.67)		(1.09)	12.17	(29.39)		41	.50		.47		2.77

 12/31/07
18.34	.48	.74	1.22	(.42)	(.64)		(1.06)	18.50	6.56		71	.50		.47		2.52

 12/31/06
16.56	.44	1.97	2.41	(.40)	(.23)		(.63)	18.34	14.75		76	.51		.48		2.49

 12/31/05
15.49	.38	1.05	1.43	(.36)	-		(.36)	16.56	9.26		76	.53		.50		2.39

 12/31/04 (6)
14.85	.36	.58	.94	(.30)	-		(.30)	15.49	6.38		81	.55	(5)	.55	(5)	2.50		(5)

 Bond Fund

 Class 1

 6/30/09 (4)
$9.45	$.23	$.35	$.58	$(.08)	$-		$(.08)	$9.95	6.05%		$2,997	.41%	(5)	.41%	(5)	4.92%		(5)

 12/31/08
11.14	.61	(1.64)	(1.03)	(.63)	(.03)		(.66)	9.45	(9.16)		2,090	.40		.36		5.84

 12/31/07
11.64	.65	(.24)	.41	(.91)	-		(.91)	11.14	3.66		436	.41		.37		5.59

 12/31/06
11.31	.63	.17	.80	(.47)	-		(.47)	11.64	7.31		230	.43		.39		5.54

 12/31/05
11.57	.60	(.40)	.20	(.46)	-		(.46)	11.31	1.77		182	.44		.40		5.30

 12/31/04
11.34	.56	.10	.66	(.43)	-		(.43)	11.57	6.04		195	.45		.44		4.94

 Class 2

 6/30/09 (4)
9.36	.22	.35	.57	(.08)	-		(.08)	9.85	5.96		3,986	.66	(5)	.66	(5)	4.71		(5)

 12/31/08
11.03	.59	(1.63)	(1.04)	(.60)	(.03)		(.63)	9.36	(9.35)		3,432	.65		.61		5.53

 12/31/07
11.53	.61	(.24)	.37	(.87)	-		(.87)	11.03	3.33		4,679	.66		.62		5.34

 12/31/06
11.22	.60	.16	.76	(.45)	-		(.45)	11.53	6.99		3,374	.68		.64		5.29

 12/31/05
11.48	.57	(.39)	.18	(.44)	-		(.44)	11.22	1.59		2,312	.69		.65		5.06

 12/31/04
11.27	.53	.09	.62	(.41)	-		(.41)	11.48	5.72		1,759	.70		.69		4.68

 Global Bond Fund

 Class 1

 6/30/09 (4)
$10.68	$.23	$.07	$.30	$(.04)	$-		$(.04)	$10.94	2.77%		$113	.60%	(5)	.60%	(5)	4.34%		(5)

 12/31/08
10.83	.48	(.09)	.39	(.54)	-	(9)	(.54)	10.68	3.60		111	.59		.53		4.36

 12/31/07
10.18	.49	.47	.96	(.31)	-		(.31)	10.83	9.54		28	.61		.55		4.61

 12/31/06 (10)
10.00	.10	.15	.25	(.07)	-		(.07)	10.18	2.52		12	.15		.13		1.00

 Class 2

 6/30/09 (4)
10.66	.21	.07	.28	(.04)	-		(.04)	10.90	2.59		871	.85	(5)	.85	(5)	4.09		(5)

 12/31/08
10.81	.44	(.07)	.37	(.52)	-	(9)	(.52)	10.66	3.48		802	.84		.79		4.06

 12/31/07
10.17	.47	.47	.94	(.30)	-		(.30)	10.81	9.23		279	.86		.80		4.41

 12/31/06 (11)
10.00	.06	.18	.24	(.07)	-		(.07)	10.17	1.99		15	.13		.12		.60

 High-Income Bond Fund

 Class 1

 6/30/09 (4)
$8.05	$.34	$1.13	$1.47	$(.12)	$-		$(.12)	$9.40	18.08%		$478	.50%	(5)	.50%	(5)	8.00%		(5)

 12/31/08
11.65	.87	(3.64)	(2.77)	(.83)	-		(.83)	8.05	(23.74)		340	.48		.43		8.22

 12/31/07
12.90	.95	(.72)	.23	(1.48)	-		(1.48)	11.65	1.62		308	.48		.44		7.41

 12/31/06
12.41	.92	.37	1.29	(.80)	-		(.80)	12.90	10.89		293	.49		.45		7.36

 12/31/05
12.89	.85	(.55)	.30	(.78)	-		(.78)	12.41	2.46		309	.50		.46		6.76

 12/31/04
12.54	.84	.32	1.16	(.81)	-		(.81)	12.89	9.83		364	.50		.50		6.74

 Class 2

 6/30/09 (4)
7.99	.33	1.11	1.44	(.11)	-		(.11)	9.32	17.93		968	.75	(5)	.75	(5)	7.77		(5)
 12/31/08
11.55	.84	(3.60)	(2.76)	(.80)	-		(.80)	7.99	(23.84)		780	.73		.68		7.92

 12/31/07
12.79	.91	(.72)	.19	(1.43)	-		(1.43)	11.55	1.33		996	.73		.69		7.17

 12/31/06
12.32	.89	.36	1.25	(.78)	-		(.78)	12.79	10.59		832	.74		.70		7.12

 12/31/05
12.81	.81	(.55)	.26	(.75)	-		(.75)	12.32	2.20		590	.75		.71		6.55

 12/31/04
12.47	.81	.32	1.13	(.79)	-		(.79)	12.81	9.59		444	.75		.74		6.48

 Class 3

 6/30/09 (4)
8.07	.33	1.12	1.45	(.11)	-		(.11)	9.41	17.88		22	.68	(5)	.68	(5)	7.84		(5)

 12/31/08
11.65	.86	(3.64)	(2.78)	(.80)	-		(.80)	8.07	(23.76)		18	.66		.61		7.96

 12/31/07
12.88	.92	(.72)	.20	(1.43)	-		(1.43)	11.65	1.40		28	.66		.62		7.21

 12/31/06
12.39	.90	.36	1.26	(.77)	-		(.77)	12.88	10.66		34	.67		.63		7.19

 12/31/05
12.87	.82	(.55)	.27	(.75)	-		(.75)	12.39	2.25		37	.68		.64		6.58

 12/31/04 (6)
12.79	.78	.11	.89	(.81)	-		(.81)	12.87	7.52		46	.68	(5)	.68	(5)	6.57		(5)

 U.S. Government/AAA-Rated Securities Fund

 Class 1

 6/30/09 (4)
$12.29	$.21	$(.12)	$.09	$(.07)	$(.11)		$(.18)	$12.20	.71%		$700	.42%	(5)	.42%	(5)	3.36%		(5)

 12/31/08
11.73	.50	.41	.91	(.35)	-		(.35)	12.29	7.84		496	.43		.38		4.17

 12/31/07
11.87	.58	.20	.78	(.92)	-		(.92)	11.73	6.83		211	.46		.41		4.83

 12/31/06
11.91	.55	(.10)	.45	(.49)	-		(.49)	11.87	3.95		218	.47		.42		4.64

 12/31/05
12.07	.48	(.16)	.32	(.48)	-		(.48)	11.91	2.70		252	.47		.43		3.99

 12/31/04
12.24	.45	(.03)	.42	(.59)	-		(.59)	12.07	3.58		286	.47		.46		3.68

 Class 2

 6/30/09 (4)
12.20	.19	(.12)	.07	(.06)	(.11)		(.17)	12.10	.59		1,330	.67	(5)	.67	(5)	3.13		(5)

 12/31/08
11.65	.47	.41	.88	(.33)	-		(.33)	12.20	7.63		1,219	.68		.64		3.93

 12/31/07
11.79	.54	.19	.73	(.87)	-		(.87)	11.65	6.49		597	.71		.66		4.58

 12/31/06
11.83	.51	(.09)	.42	(.46)	-		(.46)	11.79	3.75		402	.72		.67		4.40

 12/31/05
12.00	.45	(.16)	.29	(.46)	-		(.46)	11.83	2.41		341	.72		.68		3.75

 12/31/04
12.17	.41	(.03)	.38	(.55)	-		(.55)	12.00	3.30		285	.72		.71		3.42

 Class 3

 6/30/09 (4)
12.30	.20	(.13)	.07	(.06)	(.11)		(.17)	12.20	.59		30	.60	(5)	.60	(5)	3.21		(5)

 12/31/08
11.74	.48	.41	.89	(.33)	-		(.33)	12.30	7.66		33	.61		.57		4.03

 12/31/07
11.86	.55	.20	.75	(.87)	-		(.87)	11.74	6.63		29	.64		.59		4.65

 12/31/06
11.89	.52	(.09)	.43	(.46)	-		(.46)	11.86	3.80		32	.65		.60		4.45

 12/31/05
12.05	.46	(.16)	.30	(.46)	-		(.46)	11.89	2.50		39	.65		.61		3.81

 12/31/04 (6)
12.34	.41	(.11)	.30	(.59)	-		(.59)	12.05	2.58		43	.65	(5)	.65	(5)	3.51		(5)

 Cash Management Fund

 Class 1

 6/30/09 (4)
$11.44	$-	(9)
$-	(9)
$-	(9)
				$(.03)	$-	(9)	$(.03)	$11.41	(.02	) %	$133	.34%	(5)	.34%	(5)	(.03	) %	(5)

 12/31/08
11.40	.24	-	(9)
			.24	(.20)	-		(.20)	11.44	2.15		158	.32		.29		2.07

 12/31/07
11.62	.57	-	(9)
			.57	(.79)	-		(.79)	11.40	4.95		112	.33		.30		4.88

 12/31/06
11.31	.54	-	(9)
			.54	(.23)	-		(.23)	11.62	4.81		98	.33		.30		4.74

 12/31/05
11.09	.33	-	(9)
			.33	(.11)	-		(.11)	11.31	2.97		75	.33		.30		2.91

 12/31/04
11.07	.11	-	(9)
			.11	(.09)	-		(.09)	11.09	.96		78	.37		.36		.96

 Class 2

 6/30/09 (4)
11.38	(.02)	-	(9)
			(.02)	(.02)	-	(9)	(.02)	11.34	(.16)		863	.59	(5)	.59	(5)	(.28)		(5)

 12/31/08
11.35	.20	.02	.22	(.19)	-		(.19)	11.38	1.90		1,023	.57		.54		1.73

 12/31/07
11.56	.54	-	(9)
			.54	(.75)	-		(.75)	11.35	4.73		452	.58		.55		4.61

 12/31/06
11.26	.51	-	(9)
			.51	(.21)	-		(.21)	11.56	4.59		282	.58		.55		4.52

 12/31/05
11.05	.30	-	(9)
			.30	(.09)	-		(.09)	11.26	2.68		153	.58		.55		2.71

 12/31/04
11.03	.08	-	(9)
			.08	(.06)	-		(.06)	11.05	.70		110	.61		.61		.76

 Class 3

 6/30/09 (4)
11.44	(.01)	(.01)	(.02)	(.02)	-	(9)	(.02)	11.40	(.14)		23	.52	(5)	.52	(5)	(.21)		(5)

 12/31/08
11.40	.22	.01	.23	(.19)	-		(.19)	11.44	1.99		25	.50		.47		1.91

 12/31/07
11.60	.55	-	(9)
			.55	(.75)	-		(.75)	11.40	4.83		20	.51		.48		4.70

 12/31/06
11.29	.52	-	(9)
			.52	(.21)	-		(.21)	11.60	4.64		18	.51		.48		4.53

 12/31/05
11.07	.30	-	(9)
			.30	(.08)	-		(.08)	11.29	2.74		16	.51		.48		2.70

 12/31/04 (6)
11.07	.09	-	(9)
			.09	(.09)	-		(.09)	11.07	.78		20	.54	(5)	.54	(5)	.80		(5)

Year ended December 31

 Portfolio turnover rate for all classes of shares
Six months ended June 30, 2009 (4)
2008
2007
2006
2005
2004

 Global Discovery Fund
28%	46%
50%	31%
						53%	28%

 Global Growth Fund
21	38		38	31		26	24

 Global Small Capitalization Fund
27	47		49	50		47	49

 Growth Fund
21	26		40	35		29	30

 International Fund
35	52		41	29		40	37

 New World Fund
15	32		34	32		26	18

 Blue Chip Income and Growth Fund
13	24		27	21		33	13

 Global Growth and Income Fund
28	36		36	8	(7)	-	-

 Growth-Income Fund
13	31		24	25		20	21

 International Growth and Income Fund
17	-	(8)	-	-		-	-

 Asset Allocation Fund
18	36		29	38		23	20

 Bond Fund
64	63		57	57		46	34

 Global Bond Fund
52	118		85	7	(10)	-	-

 High-Income Bond Fund
21	29		32	35		35	38

 U.S. Government/AAA-Rated Securities Fund
47	108		91	76		86	68

 Cash Management Fund
-	-		-	-		-	-

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) This column reflects the impact, if any, of certain waivers by CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services.
(4) Unaudited.
(5) Annualized.
(6) From January 16, 2004, when Class 3 shares were first issued.
(7) From May 1, 2006, commencement of operations.
(8) From November 18, 2008, commencement of operations.
(9) Amount less than $.01.
(10) From October 4, 2006, commencement of operations.
(11) From November 6, 2006, when Class 2 shares were first issued.

See Notes to Financial Statements

Expense example
unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2009, through June 30, 2009).

Actual expenses:
The first line of each share class in the table on the following pages provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the following pages provide information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1/1/2009	Ending account value 6/30/2009	Expenses paid during period*	Annualized expense ratio

Global Discovery Fund
Class 1 -- actual return	$1,000.00	$1,232.11	$3.43	.62%
Class 1 -- assumed 5% return	1,000.00	1,021.72	3.11	.62
Class 2 -- actual return	1,000.00	1,228.70	4.81	.87
Class 2 -- assumed 5% return	1,000.00	1,020,.48	4.36	.87
Global Growth Fund
Class 1 -- actual return	$1,000.00	$1,141.21	$3.08	.58%
Class 1 -- assumed 5% return	1,000.00	1,021.92	2.91	.58
Class 2 -- actual return	1,000.00	1,140.12	4.40	.83
Class 2 -- assumed 5% return	1,000.00	1,020.68	4.16	.83
Global Small Capitalization Fund
Class 1 -- actual return	$1,000.00	$1,271.91	$4.39	.78%
Class 1 -- assumed 5% return	1,000.00	1,020.93	3.91	.78
Class 2 -- actual return	1,000.00	1,270.17	5.74	1.02
Class 2 -- assumed 5% return	1,000.00	1,019.74	5.11	1.02
Growth Fund
Class 1 -- actual return	$1,000.00	$1,130.71	$1.90	.36%
Class 1 -- assumed 5% return	1,000.00	1,023.01	1.81	.36
Class 2 -- actual return	1,000.00	1,129.42	3.22	.61
Class 2 -- assumed 5% return	1,000.00	1,021.77	3.06	.61
Class 3 -- actual return	1,000.00	1,129.95	2.85	.54
Class 3 -- assumed 5% return	1,000.00	1,022.12	2.71	.54
International Fund
Class 1 -- actual return	$1,000.00	$1,153.48	$2.94	.55%
Class 1 -- assumed 5% return	1,000.00	1,022.07	2.76	.55
Class 2 -- actual return	1,000.00	1,151.79	4.27	.80
Class 2 -- assumed 5% return	1,000.00	1,020.83	4.01	.80
Class 3 -- actual return	1,000.00	1,152.20	3.90	.73
Class 3 -- assumed 5% return	1,000.00	1,021.17	3.66	.73
New World Fund
Class 1 -- actual return	$1,000.00	$1,200.74	$4.58	.84%
Class 1 -- assumed 5% return	1,000.00	1,020.63	4.21	.84
Class 2 -- actual return	1,000.00	1,199.62	5.94	1.09
Class 2 -- assumed 5% return	1,000.00	1,019.39	5.46	1.09
Blue Chip Income and Growth Fund
Class 1 -- actual return	$1,000.00	$1,029.68	$2.31	.46%
Class 1 -- assumed 5% return	1,000.00	1,022.51	2.31	.46
Class 2 -- actual return	1,000.00	1,029.44	3.57	.71
Class 2 -- assumed 5% return	1,000.00	1,021.27	3.56	.71
Global Growth and Income Fund
Class 1 -- actual return	$1,000.00	$1,107.37	$3.40	.65%
Class 1 -- assumed 5% return	1,000.00	1,021.57	3.26	.65
Class 2 -- actual return	1,000.00	1,105.56	4.70	.90
Class 2 -- assumed 5% return	1,000.00	1,020.33	4.51	.90
Growth-Income Fund
Class 1 -- actual return	$1,000.00	$1,079.66	$1.55	.30%
Class 1 -- assumed 5% return	1,000.00	1,023.31	1.51	.30
Class 2 -- actual return	1,000.00	1,078.89	2.83	.55
Class 2 -- assumed 5% return	1,000.00	1,022.07	2.76	.55
Class 3 -- actual return	1,000.00	1,078.85	2.47	.48
Class 3 -- assumed 5% return	1,000.00	1,022.41	2.41	.48
International Growth and Income Fund
Class 1 -- actual return	$1,000.00	$1,136.51	$4.03	.76%
Class 1 -- assumed 5% return	1,000.00	1,021.03	3.81	.76
Class 2 -- actual return	1,000.00	1,134.68	5.40	1.02
Class 2 -- assumed 5% return	1,000.00	1,019.74	5.11	1.02
Asset Allocation Fund
Class 1 -- actual return	$1,000.00	$1,057.53	$1.73	.34%
Class 1 -- assumed 5% return	1,000.00	1,023.11	1.71	.34
Class 2 -- actual return	1,000.00	1,056.65	3.01	.59
Class 2 -- assumed 5% return	1,000.00	1,021.87	2.96	.59
Class 3 -- actual return	1,000.00	1,056.31	2.65	.52
Class 3 -- assumed 5% return	1,000.00	1,022.22	2.61	.52
Bond Fund
Class 1 -- actual return	$1,000.00	$1,060.52	$2.09	.41%
Class 1 -- assumed 5% return	1,000.00	1,022.76	2.06	.41
Class 2 -- actual return	1,000.00	1,059.61	3.37	.66
Class 2 -- assumed 5% return	1,000.00	1,021.52	3.31	.66
Global Bond Fund
Class 1 -- actual return	$1,000.00	$1,027.75	$3.02	.60%
Class 1 -- assumed 5% return	1,000.00	1,021.82	3.01	.60
Class 2 -- actual return	1,000.00	1,025.93	4.27	.85
Class 2 -- assumed 5% return	1,000.00	1,020.58	4.26	.85
High-Income Bond Fund
Class 1 -- actual return	$1,000.00	$1,180.76	$2.70	.50%
Class 1 -- assumed 5% return	1,000.00	1,022.32	2.51	.50
Class 2 -- actual return	1,000.00	1,179.26	4.05	.75
Class 2 -- assumed 5% return	1,000.00	1,021.08	3.76	.75
Class 3 -- actual return	1,000.00	1,178.83	3.67	.68
Class 3 -- assumed 5% return	1,000.00	1,021.42	3.41	.68
U.S. Government/AAA-Rated Securities Fund
Class 1 -- actual return	$1,000.00	$1,007.10	$2.09	.42%
Class 1 -- assumed 5% return	1,000.00	1,022.71	2.11	.42
Class 2 -- actual return	1,000.00	1,005.91	3.33	.67
Class 2 -- assumed 5% return	1,000.00	1,021.47	3.36	.67
Class 3 -- actual return	1,000.00	1,005.94	2.98	.60
Class 3 -- assumed 5% return	1,000.00	1,021.82	3.01	.60
Cash Management Fund
Class 1 -- actual return	$1,000.00	$999.84	$1.69	.34%
Class 1 -- assumed 5% return	1,000.00	1,023.11	1.71	.34
Class 2 -- actual return	1,000.00	998.42	2.92	.59
Class 2 -- assumed 5% return	1,000.00	1,021.87	2.96	.59
Class 3 -- actual return	1,000.00	998.61	2.58	.52
Class 3 -- assumed 5% return	1,000.00	1,022.22	2.61	.52

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Board of trustees and other officers

“Independent” trustees
	Year first
	elected
	a trustee
Name and age	of the series[1]	Principal occupation(s) during past five years

Lee A. Ault III, 73	1999	Private investor and corporate director; former
Chairman of the Board		Chairman of the Board, In-Q-Tel, Inc. (technology
(Independent and		venture company funded principally by the Central
Non-Executive)		Intelligence Agency); former Chairman of the Board, President and CEO, Telecredit, Inc. (payment services)

William H. Baribault, 63	2009
Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting); former Chairman of the Board, President and CEO, Professional Business Bank (financial services for small businesses); former President and CEO, Henry Company (building products)

Joe E. Davis, 75	1991	Private investor; former Chairman of the Board, Linear Corporation (linear motor design and production)

Martin Fenton, 74	1995	Chairman of the Board, Senior Resource Group LLC (development and management of senior living communities)

Leonard R. Fuller, 63	1999	President and CEO, Fuller Consulting (financial management consulting firm)

W. Scott Hedrick, 63	2007	Founding General Partner, InterWest Partners (venture capital firm focused on information technology and life sciences); Visiting Lecturer, Stanford Graduate School of Business

Merit E. Janow, 51	2007	Professor, Columbia University, School of International and Public Affairs; former Member, World Trade Organization Appellate Body

Mary Myers Kauppila, 55	1994	Chairman of the Board and CEO, Ladera Management Company (private investment company)

“Independent” trustees

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	trustee	Other directorships[3] held by trustee

Lee A. Ault III, 73	2	Anworth Mortgage Asset Corporation;
Chairman of the Board		Office Depot, Inc.
(Independent and
Non-Executive)

William H. Baribault, 63	2	None

Joe E. Davis, 75	2	Anworth Mortgage Asset Corporation;
		Natural Alternatives International, Inc.

Martin Fenton, 74	19	None

Leonard R. Fuller, 63	17	None

W. Scott Hedrick, 63	2	Hot Topic, Inc.; Office Depot, Inc.

Merit E. Janow, 51	4	The NASDAQ Stock Market LLC;
		Trimble Navigation Limited

Mary Myers Kauppila, 55	6	None

Kirk P. Pendleton resigned from the board in May 2009. The trustees wish to thank Mr. Pendleton for his dedication and service to the series and its shareholders.

“Interested” trustees[4]

	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with series	the series[1]	underwriter of the series

James K. Dunton, 71	1993	Senior Vice President — Capital Research Global
Vice Chairman of the Board		Investors, Capital Research and Management Company; Director, Capital Research Management Company

Donald D. O’Neal, 49	1998	Senior Vice President — Capital Research Global
President		Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

“Interested” trustees[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with series	trustee	Other directorships[3] held by trustee

James K. Dunton, 71	2	None
Vice Chairman of the Board

Donald D. O’Neal, 49	3	None
President

The series’ statement of additional information includes additional information about the series’ trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers

	Year first
	elected	Principal occupation(s) during past five years and
Name, age and	an officer	positions held with affiliated entities or the
position with series	of the series[1]	principal underwriter of the series

Michael J. Downer, 54	1991	Senior Vice President, Secretary and Coordinator of
Executive Vice President		Legal and Compliance — Capital Research and Management Company; Director, American Funds Distributors, Inc.;[5] Director, Capital Bank and Trust Company[5]

Alan N. Berro, 48	1998	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company

Abner D. Goldstine, 79	1993	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company; Director, Capital Research and Management Company

Claudia P. Huntington, 57	1994	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

John H. Smet, 52	1994	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company; Director, American Funds Distributors, Inc.[5]

Carl M. Kawaja, 45	2008	Senior Vice President — Capital World Investors,
Vice President		Capital Research and Management Company; Director, Capital Research and Management Company; Director, Capital International, Inc.;[5] Director, Capital International Asset Management, Inc.[5]

Sung Lee, 42	2008	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company;[5] Director, The Capital Group Companies, Inc.[5]

Robert W. Lovelace, 46	1997	Senior Vice President — Capital World Investors,
Vice President		Capital Research and Management Company; Executive Vice President and Director, Capital Research and Management Company

C. Ross Sappenfield, 44	2008	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company[5]

Susan M. Tolson, 47	1999	Senior Vice President — Fixed Income, Capital
Vice President		Research and Management Company

Steven I. Koszalka, 45	2003	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Gregory F. Niland, 38	2008	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Karl C. Grauman, 41	2006	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Neal F. Wellons, 38	2009	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

[1]Trustees and officers of the series serve until their resignation, removal or retirement.

[2]Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the series’ investment adviser, Capital Research and Management Company, or affiliated entities (including the series’ principal underwriter).

[5]Company affiliated with Capital Research and Management Company.

Offices of the series and
of the investment adviser
Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th floor
San Francisco, CA 94105-3441

Independent registered public
accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website at americanfunds.com or upon request by calling American Funds Service Company (AFS) at 800/421-0180. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Complete June 30, 2009, portfolios of American Funds Insurance Series’ investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available on the American Funds website or by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies. If used as sales material after September 30, 2009, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

The Capital Group Companies

American Funds    Capital Research and Management    Capital International    Capital Guardian    Capital Bank and Trust

Lit. No. INGESR-995-0809P

Litho in USA RCG/RRD/6311-S21006

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics
Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

American Funds Insurance Series®
Global Discovery Fund
Investment portfolio

June 30, 2009
unaudited

Common stocks — 88.43%	Shares	Value (000)

SOFTWARE & SERVICES — 20.76%
Microsoft Corp.	261,800	$6,223
Yahoo! Inc.[1]	285,000	4,463
Wirecard AG2	422,500	4,129
Global Payments Inc.	95,000	3,559
Oracle Corp.	125,000	2,677
NetEase.com, Inc. (ADR)[1]	74,400	2,617
MasterCard Inc., Class A	15,000	2,510
McAfee, Inc.[1]	52,000	2,194
Google Inc., Class A1	5,000	2,108
SAP AG2	50,300	2,027
Visa Inc., Class A	25,000	1,556
Tencent Holdings Ltd.[2]	125,000	1,455
United Internet AG1,2	111,804	1,313
Autodesk, Inc.[1]	60,000	1,139
eBay Inc.[1]	60,000	1,028
Moneysupermarket.com Group PLC[2]	235,000	190
		39,188

TECHNOLOGY HARDWARE & EQUIPMENT — 8.72%
Apple Inc.[1]	35,000	4,985
QUALCOMM Inc.	40,000	1,808
Corning Inc.	100,000	1,606
Delta Electronics, Inc.[2]	649,500	1,472
Trimble Navigation Ltd.[1]	70,000	1,374
Cisco Systems, Inc.[1]	70,000	1,305
Logitech International SA1	90,000	1,260
Avid Technology, Inc.[1]	85,000	1,140
HOYA CORP.[2]	45,200	905
Advantech Co., Ltd.[2]	430,720	609
		16,464

DIVERSIFIED FINANCIALS — 8.52%
Credit Suisse Group AG2	117,000	5,344
Deutsche Bank AG2	72,800	4,429
Bank of New York Mellon Corp.	75,000	2,198
JPMorgan Chase & Co.	60,000	2,046
American Express Co.	50,000	1,162
State Street Corp.	19,300	911
		16,090

BANKS — 6.92%
Banco Bradesco SA, preferred nominative	261,500	3,863
BOC Hong Kong (Holdings) Ltd.[2]	760,000	1,345
HSBC Holdings PLC (Hong Kong)[2]	159,211	1,334
Itaú Unibanco Banco Múltiplo SA (ADR)	80,000	1,266
Industrial and Commercial Bank of China Ltd., Class H2	1,750,000	1,215
M&T Bank Corp.	22,000	1,121
BNP Paribas SA2	11,110	721
Grupo Financiero Banorte, SAB de CV, Series O	280,000	680
Banco Bilbao Vizcaya Argentaria, SA2	46,335	584
Siam City Bank PCL[2]	1,045,000	497
Banco Santander, SA2	36,947	446
		13,072

MEDIA — 5.92%
British Sky Broadcasting Group PLC[2]	305,000	2,287
Time Warner Inc.	81,666	2,057
Daily Mail and General Trust PLC, Class A, nonvoting[2]	280,000	1,310
Omnicom Group Inc.	40,000	1,263
Scripps Networks Interactive, Inc., Class A	44,200	1,230
Walt Disney Co.	48,000	1,120
CTC Media, Inc.[1]	85,000	1,005
Grupo Televisa, SAB, ordinary participation certificates (ADR)	44,000	748
Next Media Ltd.[2]	1,157,000	158
		11,178

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 5.66%
Teva Pharmaceutical Industries Ltd. (ADR)	127,000	6,266
Illumina, Inc.[1]	40,000	1,558
Vertex Pharmaceuticals Inc.[1]	35,000	1,247
Richter Gedeon NYRT[2]	5,500	986
UCB SA2	19,654	630
		10,687

RETAILING — 4.89%
Amazon.com, Inc.[1]	25,000	2,091
Tractor Supply Co.[1]	45,000	1,859
Bed Bath & Beyond Inc.[1]	50,000	1,538
Best Buy Co., Inc.	43,000	1,440
O’Reilly Automotive, Inc.[1]	35,000	1,333
Lowe’s Companies, Inc.	50,000	971
		9,232

COMMERCIAL & PROFESSIONAL SERVICES — 4.39%
Randstad Holding NV1,2	80,000	2,220
Cintas Corp.	85,000	1,941
Manpower Inc.	35,000	1,482
Downer EDI Ltd.[2]	327,173	1,468
Monster Worldwide, Inc.[1]	100,000	1,181
		8,292

HEALTH CARE EQUIPMENT & SERVICES — 4.21%
Inverness Medical Innovations, Inc.[1]	87,000	3,096
American Medical Systems Holdings, Inc.[1]	169,000	2,670
Hologic, Inc.[1]	80,000	1,138
Medtronic, Inc.	30,000	1,047
		7,951

TRANSPORTATION — 3.39%
Ryanair Holdings PLC (ADR)[1]	186,400	5,292
Burlington Northern Santa Fe Corp.	15,000	1,103
		6,395

TELECOMMUNICATION SERVICES — 2.40%
MTN Group Ltd.[2]	100,000	1,538
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B2	1,574,000	1,167
Philippine Long Distance Telephone Co.[2]	9,100	453
Philippine Long Distance Telephone Co. (ADR)	9,100	452
Millicom International Cellular SA1	12,000	675
LG Telecom Ltd.[2]	38,855	245
		4,530

UTILITIES — 2.37%
Xinao Gas Holdings Ltd.[2]	2,610,000	4,476

INSURANCE — 2.12%
Sampo Oyj, Class A2	125,000	2,358
China Life Insurance Co. Ltd., Class H2	398,000	1,470
American International Group, Inc.	150,000	174
		4,002

ENERGY — 1.49%
FMC Technologies, Inc.[1]	40,000	1,503
Schlumberger Ltd.	24,200	1,310
		2,813

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.87%
NVIDIA Corp.[1]	145,000	1,637

CONSUMER DURABLES & APPAREL — 0.71%
GEOX SpA[2]	105,050	752
Burberry Group PLC[2]	84,000	586
		1,338

CONSUMER SERVICES — 0.26%
OPAP SA2	18,490	491

FOOD & STAPLES RETAILING — 0.19%
Wal-Mart de México, SAB de CV, Series V	118,600	350

MISCELLANEOUS — 4.64%
Other common stocks in initial period of acquisition		8,759

Total common stocks (cost: $187,967,000)		166,945

Convertible securities — 0.84%	Shares	(000)

DIVERSIFIED FINANCIALS — 0.83%
Citigroup Inc., Series D-1, 7.00% noncumulative convertible preferred[2]	38,000	1,563

INSURANCE — 0.01%
American International Group, Inc. 8.50% convertible preferred 2011, units	2,943	28

Total convertible securities (cost: $2,121,000)		1,591

	Principal amount
Short-term securities — 11.49%	(000)

Federal Home Loan Bank 0.16%–0.19% due 7/28–8/19/2009	$5,500	5,499
U.S. Treasury Bills 0.176%–0.221% due 8/20–9/24/2009	4,500	4,498
Abbott Laboratories 0.20% due 8/13/2009[3]	3,500	3,499
PepsiCo Inc. 0.17% due 7/14/2009[3]	2,000	2,000
Fannie Mae 0.22% due 10/29/2009	1,700	1,698
JPMorgan Chase & Co. 0.25% due 7/6/2009	1,000	1,000
Jupiter Securitization Co., LLC 0.27% due 7/13/2009[3]	500	500
Procter & Gamble International Funding S.C.A. 0.20% due 7/10/2009[3]	800	800
Pfizer Inc 0.19% due 7/13/2009[3]	686	686
Paccar Financial Corp. 0.20% due 7/7/2009	600	600
Freddie Mac 0.17% due 7/15/2009	500	500
Caisse d’Amortissement de la Dette Sociale 0.42% due 8/21/2009	400	400

Total short-term securities (cost: $21,680,000)		21,680

Total investment securities (cost: $211,768,000)		190,216
Other assets less liabilities		(1,427)

Net assets		$188,789

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]
Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $55,083,000, which represented 29.18% of the net assets of the fund. This amount includes $52,257,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[3]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $7,485,000, which represented 3.96% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

Global Growth Fund
Investment portfolio

June 30, 2009
unaudited

Common stocks — 89.89%	Shares	Value (000)

INFORMATION TECHNOLOGY — 16.17%
Samsung Electronics Co., Ltd.[1]	229,060	$106,204
Microsoft Corp.	3,830,000	91,039
Yahoo! Inc.[2]	3,962,200	62,048
Cisco Systems, Inc.[2]	3,021,500	56,321
Google Inc., Class A2	111,200	46,881
Oracle Corp.	2,050,000	43,911
SAP AG1	510,300	20,567
SAP AG (ADR)	200,000	8,038
Hewlett-Packard Co.	700,000	27,055
Applied Materials, Inc.	2,301,000	25,242
ASML Holding NV (New York registered)	1,031,044	22,322
ASML Holding NV1	111,111	2,409
Texas Instruments Inc.	1,050,000	22,365
Murata Manufacturing Co., Ltd.[1]	480,600	20,369
STMicroelectronics NV1	1,954,000	14,654
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	5,866,897	9,758
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	497,653	4,683
Infosys Technologies Ltd.[1]	360,000	13,364
Apple Inc.[2]	90,000	12,819
Canon, Inc.[1]	379,000	12,335
Hon Hai Precision Industry Co., Ltd.[1]	3,997,509	12,320
HTC Corp.[1]	806,000	11,347
KLA-Tencor Corp.	412,921	10,426
Altera Corp.	550,000	8,954
Agilent Technologies, Inc.[2]	350,000	7,108
Tyco Electronics Ltd.	366,250	6,809
Venture Corp. Ltd.[1]	1,300,000	6,242
EMC Corp.[2]	410,500	5,377
		690,967

CONSUMER STAPLES — 11.24%
Anheuser-Busch InBev NV1	1,845,024	66,773
Unilever NV, depository receipts[1]	2,088,000	50,375
Avon Products, Inc.	1,695,800	43,718
Diageo PLC[1]	1,965,000	28,206
C&C Group PLC[1]	8,000,000	27,009
Pernod Ricard SA1	352,646	22,256
Philip Morris International Inc.	500,000	21,810
British American Tobacco PLC[1]	664,500	18,348
Cia. de Bebidas das Américas — AmBev, preferred nominative (ADR)	246,000	15,948
Cia. de Bebidas das Américas — AmBev, ordinary nominative (ADR)	44,000	2,334
Beiersdorf AG1	386,500	18,214
Coca-Cola Co.	360,000	17,276
METRO AG1	330,608	15,799
Nestlé SA1	400,000	15,104
Cosan Ltd., Class A2	2,600,000	13,468
Woolworths Ltd.[1]	608,483	12,870
Procter & Gamble Co.	250,000	12,775
L’Oréal SA1	166,303	12,447
Tesco PLC[1]	2,100,000	12,234
SABMiller PLC[1]	600,000	12,208
Wal-Mart de México, SAB de CV, Series V (ADR)[1]	400,000	11,807
PepsiCo, Inc.	200,000	10,992
Kimberly-Clark de México, SAB de CV, Class A	2,300,000	8,797
Danone SA1	150,430	7,437
Altria Group, Inc.	125,000	2,049
		480,254

HEALTH CARE — 10.04%
Novo Nordisk A/S, Class B1	1,455,200	79,113
Roche Holding AG1	468,500	63,771
UCB SA1	1,575,677	50,494
Hospira, Inc.[2]	630,000	24,268
Sonic Healthcare Ltd.[1]	2,276,483	22,543
Aetna Inc.	882,600	22,109
Baxter International Inc.	390,000	20,654
Smith & Nephew PLC[1]	2,767,000	20,504
Merck & Co., Inc.	679,600	19,001
Bayer AG, non-registered shares[1]	349,300	18,750
Intuitive Surgical, Inc.[2]	92,500	15,138
Stryker Corp.	355,000	14,108
Pharmaceutical Product Development, Inc.	544,350	12,640
Shire Ltd. (ADR)	250,000	10,370
UnitedHealth Group Inc.	395,000	9,867
Pfizer Inc	600,000	9,000
RHÖN-KLINIKUM AG, non-registered shares[1]	301,600	6,667
Nobel Biocare Holding AG1	243,500	5,341
Novartis AG1	120,000	4,878
		429,216

FINANCIALS — 9.75%
Macquarie Group Ltd.[1]	1,400,000	43,984
DLF Ltd.[1]	6,000,000	38,950
Allianz SE1	392,000	36,237
Prudential PLC[1]	4,232,269	28,784
UBS AG1,2	2,312,053	28,302
Royal Bank of Scotland Group PLC[1,2]	43,551,497	27,682
China Life Insurance Co. Ltd., Class H1	7,034,000	25,974
Banco Santander, SA1	2,100,148	25,336
AXA SA1	1,088,000	20,562
JPMorgan Chase & Co.	500,000	17,055
Sun Hung Kai Properties Ltd.[1]	1,200,000	14,938
Industrial and Commercial Bank of China Ltd., Class H1	19,500,000	13,543
Berkshire Hathaway Inc., Class A2	140	12,600
Wells Fargo & Co.	500,000	12,130
HSBC Holdings PLC (United Kingdom)[1]	1,434,257	11,901
Housing Development Finance Corp. Ltd.[1]	230,000	11,273
Itaú Unibanco Banco Múltiplo SA, preferred nominative	625,000	9,907
Bumiputra-Commerce Holdings Bhd.[1]	3,750,000	9,647
ACE Ltd.	190,000	8,404
Mizuho Financial Group, Inc.[1]	3,000,000	6,977
Bank of Nova Scotia	140,000	5,229
Singapore Exchange Ltd.[1]	880,000	4,301
Ayala Land, Inc.[1]	19,300,000	3,237
		416,953

CONSUMER DISCRETIONARY — 9.44%
Toyota Motor Corp.[1]	1,452,900	54,923
Virgin Media Inc.[2]	4,860,000	45,441
Honda Motor Co., Ltd.[1]	1,408,800	38,573
GOME Electrical Appliances Holding Ltd.[1]	154,457,000	38,467
News Corp., Class A	3,883,407	35,378
Home Depot, Inc.	1,000,000	23,630
OPAP SA1	771,800	20,491
H & M Hennes & Mauritz AB, Class B1	376,000	18,794
adidas AG1	422,000	16,074
Carphone Warehouse Group PLC[1]	5,625,000	14,721
McDonald’s Corp.	250,000	14,373
Burberry Group PLC[1]	1,870,000	13,047
Target Corp.	250,000	9,867
NIKE, Inc., Class B	160,000	8,285
Harman International Industries, Inc.	440,000	8,272
Best Buy Co., Inc.	235,000	7,870
Aristocrat Leisure Ltd.[1]	2,455,717	7,465
Suzuki Motor Corp.[1]	313,000	6,998
Kesa Electricals PLC[1]	3,210,000	5,879
Carnival Corp., units	225,000	5,798
Nikon Corp.[1]	301,000	5,174
Time Warner Inc.	100,000	2,519
Multi Screen Media Private Ltd.[1,2,3]	16,148	1,384
		403,423

TELECOMMUNICATION SERVICES — 8.96%
Telefónica, SA1	3,837,799	86,994
América Móvil, SAB de CV, Series L (ADR)	1,807,000	69,967
América Móvil, SAB de CV, Series L	3,350,000	6,470
Koninklijke KPN NV1	5,010,830	69,006
SOFTBANK CORP.[1]	2,060,000	40,003
AT&T Inc.	1,000,000	24,840
China Telecom Corp. Ltd., Class H1	46,000,000	22,746
Telekom Austria AG, non-registered shares[1]	1,445,200	22,605
Qwest Communications International Inc.	5,000,000	20,750
Vodafone Group PLC[1]	6,000,000	11,592
OJSC Mobile TeleSystems (ADR)	211,856	7,824
		382,797

MATERIALS — 6.32%
Xstrata PLC[1]	3,044,400	33,560
Sigma-Aldrich Corp.	659,649	32,692
Alcoa Inc.	3,025,000	31,248
Sociedad Química y Minera de Chile SA, Class B (ADR)	750,992	27,179
Vale SA, ordinary nominative (ADR)	1,200,000	21,156
Akzo Nobel NV1	378,600	16,655
Rio Tinto PLC[1]	450,000	15,658
First Quantum Minerals Ltd.	319,200	15,445
Aquarius Platinum Ltd.[1]	3,777,778	14,727
Potash Corp. of Saskatchewan Inc.	151,000	14,051
Holcim Ltd.[1,2]	225,000	12,823
Central African Mining & Exploration Co. PLC[1,2]	57,039,626	10,192
Shin-Etsu Chemical Co., Ltd.[1]	160,000	7,389
Weyerhaeuser Co.	200,000	6,086
Nitto Denko Corp.[1]	200,000	6,060
Praxair, Inc.	75,000	5,330
		270,251

ENERGY — 6.25%
TOTAL SA1	990,000	53,603
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	700,000	28,686
Petróleo Brasileiro SA — Petrobras, preferred nominative (ADR)	560,000	18,682
Reliance Industries Ltd.[1,2]	938,000	39,690
Royal Dutch Shell PLC, Class B1	574,666	14,501
Royal Dutch Shell PLC, Class B (ADR)	233,643	11,883
Chevron Corp.	350,000	23,187
Tenaris SA (ADR)	640,000	17,306
Canadian Natural Resources, Ltd.	280,700	14,775
Suncor Energy Inc.	477,000	14,513
Imperial Oil Ltd.	257,928	10,011
StatoilHydro ASA[1]	366,435	7,234
Eni SpA[1]	300,000	7,115
OAO Gazprom (ADR)[1]	300,000	6,113
		267,299

INDUSTRIALS — 5.39%
KBR, Inc.	1,713,000	31,588
Vestas Wind Systems A/S1,2	357,370	25,697
United Technologies Corp.	492,000	25,564
First Solar, Inc.[2]	150,613	24,417
Siemens AG1	346,057	23,950
China Railway Construction Corp. Ltd., Class H1,2	8,753,500	13,482
Tyco International Ltd.	466,250	12,113
Deutsche Post AG1	855,000	11,172
Ryanair Holdings PLC (ADR)[2]	313,100	8,889
European Aeronautic Defence and Space Co. EADS NV1	500,000	8,100
FANUC LTD[1]	100,000	7,979
Michael Page International PLC[1]	1,995,000	7,865
Schneider Electric SA1	100,000	7,646
Finmeccanica SpA[1]	480,000	6,771
Bharat Heavy Electricals Ltd.[1]	107,110	4,936
Macquarie Infrastructure Group[1]	4,000,000	4,595
United Parcel Service, Inc., Class B	75,000	3,749
Alstom SA1	30,066	1,779
		230,292

UTILITIES — 3.52%
GDF Suez[1]	1,141,805	42,642
RWE AG1	317,500	25,057
CLP Holdings Ltd.[1]	3,740,000	24,811
Veolia Environnement[1]	734,956	21,706
Public Power Corp. SA1,2	926,700	19,067
Fortum Oyj[1]	407,462	9,291
E.ON AG1	218,400	7,749
		150,323

MISCELLANEOUS — 2.81%
Other common stocks in initial period of acquisition		120,020

Total common stocks (cost: $3,853,094,000)		3,841,795

Preferred stocks — 0.17%	Shares

FINANCIALS — 0.17%
SMFG Preferred Capital USD 3 Ltd. 9.50%[4,5]	6,960,000	6,821
SMFG Preferred Capital USD 2 Ltd. 8.75% noncumulative[4]	400,000	394

Total preferred stocks (cost: $6,891,000)		7,215

Rights & warrants — 0.06%

MISCELLANEOUS — 0.06%
Other rights & warrants in initial period of acquisition		2,712

Total rights & warrants (cost: $2,652,000)		2,712

	Principal amount
Short-term securities — 11.20%	(000)

Freddie Mac 0.15%–0.58% due 8/11–10/6/2009	$152,200	152,140
U.S. Treasury Bills 0.17%–0.305% due 7/16–8/27/2009	95,100	95,090
Fannie Mae 0.11%–0.52% due 7/1–7/29/2009	31,600	31,600
Federal Home Loan Bank 0.21%–0.40% due 7/2–9/29/2009	29,100	29,086
Private Export Funding Corp. 0.30% due 9/1/2009[4]	19,600	19,595
Alcon Capital Corp. 0.20% due 7/13/2009[4]	17,400	17,399
Rabobank USA Financial Corp. 0.40% due 7/31/2009	16,948	16,946
British Columbia (Province of) 0.21% due 8/17/2009	15,100	15,096
Barton Capital LLC 0.25% due 7/8/2009[4]	15,013	15,012
Bank of Nova Scotia 0.19% due 7/6/2009	14,800	14,799
Total Capital SA 0.24% due 9/22/2009[4]	14,300	14,296
Caisse d’Amortissement de la Dette Sociale 0.52% due 7/1/2009	10,100	10,100
Procter & Gamble International Funding S.C.A. 0.18% due 7/8/2009[4]	10,000	10,000
Merck & Co. Inc. 0.20% due 7/10/2009	10,000	9,999
General Electric Capital Corp. 0.15% due 7/1/2009	9,600	9,600
Pfizer Inc 0.22% due 8/4/2009[4]	8,600	8,598
International Bank for Reconstruction and Development 0.50% due 9/15/2009	6,000	5,997
Hewlett-Packard Co. 0.18% due 7/2/2009[4]	3,400	3,400

Total short-term securities (cost: $478,709,000)		478,753

Total investment securities (cost: $4,341,346,000)		4,330,475
Other assets less liabilities		(56,319)

Net assets		$4,274,156

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]
Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $2,304,310,000, which represented 53.91% of the net assets of the fund. This amount includes $2,291,119,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Security did not produce income during the last 12 months.
[3]
Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 9/6/2000–4/18/2002 at a cost of $6,378,000) may be subject to legal or contractual restrictions on resale.

[4]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $95,515,000, which represented 2.23% of the net assets of the fund.

[5]	Coupon rate may change periodically.

Key to abbreviation

ADR = American Depositary Receipts

Global Small Capitalization Fund
Investment portfolio

June 30, 2009
unaudited

Common stocks — 90.21%	Shares	Value (000)

CONSUMER DISCRETIONARY — 15.72%
Jumbo SA1,2	7,800,170	$75,662
Fourlis[1,2]	2,804,285	36,297
Parkson Retail Group Ltd.[1]	12,215,500	17,423
Pantaloon Retail (India) Ltd.[1]	2,500,000	15,915
Pantaloon Retail (India) Ltd., Class B1	200,000	897
priceline.com Inc.[3]	150,000	16,733
Central European Media Enterprises Ltd., Class A3	790,000	15,555
Lions Gate Entertainment Corp.[3]	2,750,000	15,400
CTC Media, Inc.[3]	1,100,000	13,002
Blue Nile, Inc.[3]	300,400	12,914
Expedia, Inc.[3]	833,500	12,594
Raffles Education Corp. Ltd.[1]	29,456,000	11,101
OSIM International Ltd[1,2,3]	35,346,667	9,123
Marvel Entertainment, Inc.[3]	250,000	8,898
AutoNation, Inc.[3]	500,000	8,675
Harman International Industries, Inc.	444,600	8,359
Integrated Distribution Services Group Ltd.[1]	6,161,000	8,265
GEOX SpA[1]	1,145,750	8,199
Signet Jewelers Ltd.	383,000	7,974
Rational AG1	67,323	7,764
Café de Coral Holdings Ltd.[1]	3,800,000	7,574
ASOS PLC[1,3]	1,300,000	7,284
Live Nation, Inc.[3]	1,450,000	7,047
Chipotle Mexican Grill, Inc., Class A3	86,689	6,935
Cheil Worldwide Inc.[1]	37,100	6,819
Tiffany & Co.	252,900	6,414
Rambler Media Ltd.[1,2,3]	924,894	6,211
Parkson Holdings Bhd.[1]	3,850,000	5,571
Life Time Fitness, Inc.[3]	265,000	5,303
Gafisa SA, ordinary nominative	500,000	4,177
Titan Industries Ltd.[1]	169,314	4,154
Ekornes ASA[1]	293,100	3,903
Pace PLC[1]	1,017,500	3,332
Billabong International Ltd.[1]	463,578	3,258
P.F. Chang’s China Bistro, Inc.[3]	100,000	3,206
Pou Sheng International (Holdings) Ltd.[1,3]	19,175,000	2,860
Group 1 Automotive, Inc.	100,000	2,602
Rightmove PLC[1]	429,225	2,490
Timberland Co., Class A3	150,000	1,991
Schibsted ASA[1,3]	214,843	1,947
USS Co., Ltd.[1]	37,800	1,939
American Axle & Manufacturing Holdings, Inc.	560,000	1,926
Bloomsbury Publishing PLC[1]	625,000	1,273
Ten Alps PLC[1,3]	2,600,000	1,069
Phorm, Inc.[1,3]	125,000	976
Gaming VC Holdings SA1	200,000	526
Mobile Travel Guide, Inc.[1,3,4]	219,739	36
CEC Unet PLC[1,3]	14,911,148	—
		411,573

INFORMATION TECHNOLOGY — 14.49%
Semtech Corp.[3]	1,820,000	28,956
Kingboard Chemical Holdings Ltd.[1]	11,482,000	28,541
Kingboard Laminates Holdings Ltd.[1]	51,386,509	25,874
VTech Holdings Ltd.[1]	3,600,000	24,677
AAC Acoustic Technologies Holdings Inc.[1]	23,881,000	18,984
Hittite Microwave Corp.[3]	525,000	18,244
Intersil Corp., Class A	1,444,600	18,159
Ultimate Software Group, Inc.[3]	708,500	17,174
Global Unichip Corp.[1]	3,439,956	16,103
SkillSoft PLC (ADR)[3]	1,550,000	12,090
DTS, Inc.[3]	415,000	11,234
OBIC Co., Ltd.[1]	65,690	10,648
Global Payments Inc.	267,000	10,002
IAC/InterActiveCorp[3]	600,000	9,630
Infotech Enterprises Ltd.[1]	2,585,988	9,600
Red Hat, Inc.[3]	437,656	8,810
Autodesk, Inc.[3]	460,000	8,731
Delta Electronics (Thailand) PCL[1]	23,250,000	8,679
KLA-Tencor Corp.	290,000	7,323
Konica Minolta Holdings, Inc.[1]	690,500	7,174
Halma PLC[1]	2,182,500	7,160
SuccessFactors, Inc.[3]	706,748	6,488
FormFactor, Inc.[3]	350,000	6,034
Verifone Holdings, Inc.[3]	775,000	5,820
Hana Microelectronics PCL[1]	11,370,000	5,398
TIBCO Software Inc.[3]	740,800	5,312
austriamicrosystems AG, non-registered shares[1,3]	384,868	4,618
ACI Worldwide, Inc.[3]	316,200	4,414
OnMobile Global Ltd.[1,3]	470,000	4,267
Acer Inc.[1]	2,093,000	3,628
Renishaw PLC[1]	612,000	3,440
Spectris PLC[1]	340,000	3,089
Redington (India) Ltd.[1]	587,671	2,961
Veeco Instruments Inc.[3]	250,000	2,898
Wincor Nixdorf AG1	40,000	2,242
Varian Semiconductor Equipment Associates, Inc.[3]	90,000	2,159
Logitech International SA3	150,000	2,100
Delta Networks, Inc.[1]	7,000,000	1,824
Ono Sokki Co., Ltd.[1]	287,000	1,251
DemandTec, Inc.[3]	135,000	1,188
SEEK Ltd.[1]	250,263	837
KAB Distribution Inc.[3]	1,500,000	813
HSW International, Inc.[3,4]	1,902,173	447
HSW International, Inc.[1,3,4]	674,303	114
Mentor Graphics Corp.[3]	57,900	317
		379,452

INDUSTRIALS — 13.46%
Monster Worldwide, Inc.[3]	2,400,000	28,344
Intertek Group PLC[1]	1,125,000	19,388
MSC Industrial Direct Co., Inc., Class A	477,000	16,924
International Container Terminal Services, Inc.[1]	47,285,000	15,150
Pfeiffer Vacuum Technology AG, non-registered shares[1]	168,000	12,322
Navigant Consulting, Inc.[3]	846,000	10,930
TrueBlue, Inc.[3]	1,297,000	10,895
Container Corp. of India Ltd.[1]	481,526	9,838
Downer EDI Ltd.[1]	2,090,000	9,380
Herman Miller, Inc.	585,000	8,974
Prysmian SpA[1]	525,000	7,906
Loomis AB, Class B1	768,000	7,653
Temp Holdings Co., Ltd.[1]	906,000	7,456
De La Rue PLC[1]	461,679	6,928
Jain Irrigation Systems Ltd.[1]	525,000	6,908
Société BIC SA1	120,000	6,890
Goodpack Ltd.[1]	10,490,000	6,602
John Bean Technologies Corp.	520,000	6,510
Samsung Engineering Co., Ltd.[1]	98,000	6,491
CoStar Group, Inc.[3]	160,000	6,379
ALL — América Latina Logística SA, units	1,000,000	6,152
Aboitiz Equity Ventures, Inc.[1]	48,700,000	6,068
Dalian Port (PDA) Co. Ltd., Class H1	13,700,000	5,526
Flughafen Wien AG, non-registered shares[1]	135,000	5,480
Charter International PLC[1]	710,000	5,073
J&P-AVAX SA1	1,046,000	5,025
Flowserve Corp.	71,600	4,998
Lonrho PLC[1,3]	33,607,000	4,880
Go-Ahead Group PLC[1]	240,000	4,715
Chen Hsong Holdings Ltd.[1]	18,396,000	4,631
JVM Co., Ltd.[1,2,3]	411,500	4,602
Hays PLC[1]	3,180,000	4,494
Horizon North Logistics Inc.[3]	4,966,400	4,486
Zenergy Power PLC[1,3]	2,000,000	4,324
Koninklijke BAM Groep NV1	487,000	3,951
SIA Engineering Co. Ltd.[1]	1,929,000	3,716
DCC PLC[1]	175,000	3,610
Uponor Oyj[1]	303,000	3,588
Ellaktor SA1	460,000	3,416
Frigoglass SAIC[1]	408,473	3,350
Houston Wire & Cable Co.	267,600	3,187
BELIMO Holding AG1	3,450	3,109
Mine Safety Appliances Co.	110,000	2,651
Seco Tools AB, Class B1	275,000	2,448
United Stationers Inc.[3]	70,000	2,442
CRA International, Inc.[3]	86,859	2,411
Beacon Roofing Supply, Inc.[3]	164,000	2,371
Watsco, Inc.	48,000	2,349
PRONEXUS INC.[1]	318,000	2,300
Heidelberger Druckmaschinen AG1	393,000	2,191
Indutrade AB1	168,000	2,190
S1 Corp.[1]	50,000	2,126
Trakya Cam Sanayii AS1,3	2,563,099	2,069
Permasteelisa SpA[1]	120,000	2,048
Geberit AG1	16,500	2,035
Sintex Industries Ltd.[1]	429,100	1,951
BayWa AG1	69,621	1,937
Kaba Holding AG1	9,500	1,767
LECG Corp.[3]	500,000	1,630
S&T Holdings Co. Ltd.[1]	182,680	1,614
Landstar System, Inc.	40,000	1,436
Advisory Board Co.[3]	38,000	977
Northgate PLC[1]	334,246	548
GfK AG1	17,913	373
American Shipping Co. ASA[1,3]	188,000	204
Aker Philadelphia Shipyard ASA[1,4]	110,800	145
		352,462

HEALTH CARE — 13.29%
NuVasive, Inc.[3]	778,700	34,730
Illumina, Inc.[3]	813,500	31,678
Volcano Corp.[3]	2,170,478	30,343
Inverness Medical Innovations, Inc.[3]	752,500	26,774
Myriad Genetics, Inc.[3]	656,400	23,401
Masimo Corp.[3]	780,000	18,806
EGIS Nyrt.[1]	175,825	15,844
OJSC Pharmstandard (GDR)[1,3]	946,865	14,385
Cochlear Ltd.[1]	308,079	14,314
Nakanishi Inc.[1]	188,900	13,885
Millipore Corp.[3]	175,000	12,287
ResMed Inc[3]	300,000	12,219
Celera Corp.[3]	1,557,500	11,884
Sonic Healthcare Ltd.[1]	937,860	9,287
Greatbatch, Inc.[3]	405,200	9,162
Integra LifeSciences Holdings Corp.[3]	325,000	8,616
ZOLL Medical Corp.[3]	400,974	7,755
CardioNet, Inc.[3]	462,900	7,554
Laboratorios Almirall, SA1	561,400	6,233
ArthroCare Corp.[3]	470,000	5,076
American Medical Systems Holdings, Inc.[3]	299,596	4,734
ABIOMED, Inc.[3]	406,480	3,585
Array BioPharma Inc.[3]	1,115,000	3,501
Haemonetics Corp.[3]	61,400	3,500
Invacare Corp.	180,000	3,177
Laboratorios Farmacéuticos ROVI, SA1	255,000	2,301
AS ONE Corp.[1]	126,500	2,265
Beckman Coulter, Inc.	38,300	2,188
Martek Biosciences Corp.[3]	95,000	2,009
Hologic, Inc.[3]	140,000	1,992
Ipca Laboratories Ltd.[1]	95,000	1,039
QRxPharma Ltd.[1,3]	3,000,000	943
WuXi PharmaTech (Cayman) Inc. (ADR)[3]	69,500	656
A&D Pharma Holdings NV (GDR)[1,3]	232,200	651
athenahealth, Inc.[3]	17,000	629
Ondine Biopharma Corp.[3,4]	2,620,000	338
Ondine Biopharma Corp.[3]	400,000	52
Ondine Biopharma Corp. (GBP denominated)[1,3,4]	490,000	48
Arpida Ltd.[1,3]	285,765	211
		348,052

FINANCIALS — 8.76%
Redwood Trust, Inc.	1,350,000	19,926
City National Corp.	495,000	18,231
SVB Financial Group[3]	625,000	17,012
BOK Financial Corp.	345,000	12,996
Cullen/Frost Bankers, Inc.	250,000	11,530
Sterling Bancshares, Inc.	1,534,094	9,711
First Niagara Financial Group, Inc.	824,800	9,419
Glacier Bancorp, Inc.	600,000	8,862
Portfolio Recovery Associates, Inc.[3]	225,000	8,714
Banco Daycoval SA, preferred nominative	2,085,700	7,547
Westamerica Bancorp.	150,000	7,441
Daegu Bank, Ltd.[1]	790,000	7,223
Azimut Holding SpA[1]	760,000	7,203
CDL Hospitality Trusts[1]	12,374,000	7,062
Champion Real Estate Investment Trust[1]	20,946,613	6,836
Central Pattana PCL[1]	11,818,000	6,760
Banco Pine SA, preferred nominative	1,500,000	6,231
Dolphin Capital Investors Ltd.[1,3]	7,805,320	4,949
Indiabulls Real Estate Ltd.[1]	1,200,000	4,898
Dah Sing Financial Holdings Ltd.[1]	1,200,000	4,889
eHealth, Inc.[3]	255,000	4,503
Kotak Mahindra Bank Ltd.[1]	298,052	3,934
Banco Cruzeiro do Sol SA, preferred nominative	1,377,100	3,931
Busan Bank[1]	575,000	3,927
Hargreaves Lansdown PLC[1]	1,138,921	3,835
CapitaMall Trust, units[1]	3,000,000	2,890
Gruppo MutuiOnline SpA[1]	475,000	2,849
Bajaj Holdings & Investment Ltd.[1]	357,225	2,738
Airesis SA1,2,3	3,294,151	2,738
MGIC Investment Corp.	525,000	2,310
United Bankshares, Inc.	105,000	2,052
Robinsons Land Corp., Class B1	13,811,700	1,939
Islamic Arab Insurance Co. (Salama)[1,3]	5,250,000	1,637
Banco ABC Brasil SA, preferred nominative	364,300	1,384
Paraná Banco SA, preferred nominative	382,280	1,381
		229,488

MATERIALS — 7.17%
African Minerals Ltd.[1,2,3]	6,905,000	26,734
African Minerals Ltd.[1,2,3,4]	2,480,000	9,602
European Goldfields Ltd.[1,3]	4,691,100	13,575
Jaguar Mining Inc.[3,4]	952,500	7,227
Jaguar Mining Inc.[3]	817,500	6,202
KazakhGold Group Ltd. (GDR)[1,3,5]	1,500,000	9,049
KazakhGold Group Ltd. (GDR)[1,3]	164,402	992
Allied Gold Ltd.[1,2,3]	26,040,274	8,695
Allied Gold Ltd. (GBP denominated)[1,2,3]	3,800,000	1,329
Central African Mining & Exploration Co. PLC[1,3]	49,705,000	8,881
Centamin Egypt Ltd.[1,3]	5,742,024	8,202
Huabao International Holdings Ltd.[1]	7,510,000	7,259
Kenmare Resources PLC[1,3]	19,842,759	6,211
Kenmare Resources PLC[3,4]	1,795,000	561
Rusoro Mining Ltd.[3,4]	14,011,765	5,785
Rusoro Mining Ltd.[3]	1,666,667	688
Aquarius Platinum Ltd.[1]	1,655,455	6,355
Eastern Platinum Ltd.[3]	12,650,000	5,658
FUCHS PETROLUB AG1	91,000	4,967
Lynas Corp. Ltd.[1,3]	11,662,648	4,335
Sika AG, non-registered shares[1]	3,900	4,331
Peter Hambro Mining PLC[1]	375,000	3,774
Mineral Deposits Ltd. (CAD denominated)[1,3]	5,100,000	2,404
Mineral Deposits Ltd.[1,3]	2,365,672	1,170
Gold Wheaton Gold Corp.[3,4]	15,000,000	3,484
Anadolu Cam Sanayii AS1,3	2,972,448	3,076
Northern Iron Ltd.[1,3]	2,913,549	3,065
J.K. Cement Ltd.[1]	1,229,054	2,527
Calgon Carbon Corp.[3]	175,000	2,431
Banro Corp.[3]	1,198,000	2,164
Cheil Industries Inc.[1]	57,500	2,067
Kansai Paint Co., Ltd.[1]	285,000	2,040
Mangalam Cement Ltd.[1]	790,000	1,865
Oxus Gold PLC[1,3]	18,084,300	1,686
Coal of Africa Ltd.[1,3]	1,245,110	1,577
Intrepid Potash, Inc.[3]	51,100	1,435
Polo Resources Ltd.[1,3]	22,823,700	1,408
Gem Diamonds Ltd.[1,3]	265,000	672
Gem Diamonds Ltd.[1,3,4]	196,279	497
Gemfields Resources PLC[1,3,4]	8,149,333	906
Gemfields Resources PLC[1,3]	2,000,000	222
AMG Advanced Metallurgical Group NV1,3	85,507	583
Chaarat Gold Holdings Ltd.[1,3,4]	1,710,000	523
Orsu Metals Corp.[3]	5,882,318	354
Hard Creek Nickel Corp.[3,4]	1,997,100	326
Murchison Metals Ltd.[1,3]	227,027	306
Gladstone Pacific Nickel Ltd.[1,3]	1,394,000	298
Birla Corp. Ltd.[1]	19,527	84
Zoloto Resources Ltd.[1,3]	2,395,200	49
Mwana Africa PLC[1,3]	192,500	25
		187,656

ENERGY — 4.54%
Heritage Oil Ltd.[1,3]	4,563,000	40,065
Karoon Gas Australia Ltd.[1,3]	4,000,000	29,097
BJ Services Co.	1,332,500	18,162
Regal Petroleum PLC[1,3]	9,555,500	9,823
KNM Group Bhd.[1]	35,500,000	8,537
Concho Resources Inc.[3]	129,000	3,701
Serica Energy PLC[1,3]	3,752,918	3,457
Bankers Petroleum Ltd.[3,4]	1,000,000	1,712
Bankers Petroleum Ltd.[3]	695,333	1,190
Leni Gas & Oil PLC[1,3,4]	25,500,000	2,308
Mart Resources, Inc.[3,4]	7,875,625	576
Oilexco Inc. (GBP denominated)[1,3,4]	1,900,000	82
Oilexco Inc. (GBP denominated)[1,3]	1,755,000	75
Oilexco Inc.[3,4]	985,000	42
Oilexco Inc.[3]	303,900	13
Enterprise Energy Resources Ltd.[3,4]	126,000	21
		118,861

CONSUMER STAPLES — 3.85%
China Agri-Industries Holdings Ltd.[1]	25,258,000	15,709
Kernel Holding SA1,3	1,555,000	15,533
Hypermarcas SA, ordinary nominative[3]	1,189,500	14,732
Whole Foods Market, Inc.	725,000	13,761
Olam International Ltd.[1]	8,000,000	13,383
China Green (Holdings) Ltd.[1]	8,796,000	9,129
Chattem, Inc.[3]	90,000	6,129
PT BISI International Tbk[1,3]	30,643,500	5,567
Hain Celestial Group, Inc.[3]	240,000	3,746
Drogasil SA, ordinary nominative	341,900	3,265
		100,954

UTILITIES — 2.41%
Xinao Gas Holdings Ltd.[1]	36,763,000	63,042

TELECOMMUNICATION SERVICES — 1.60%
True Corp. PCL[1,3]	334,880,000	23,154
tw telecom inc.[3]	650,000	6,675
Total Access Communication (THB denominated) PCL[1]	4,800,000	4,606
Total Access Communication PCL[1]	3,300	3
CenturyTel, Inc.	105,000	3,223
Partner Communications Co. Ltd.[1]	125,000	2,136
StarHub Ltd[1]	1,372,250	2,026
		41,823

MISCELLANEOUS — 4.92%
Other common stocks in initial period of acquisition		128,863

Total common stocks (cost: $2,694,452,000)		2,362,226

Rights & warrants — 0.05%

MATERIALS — 0.02%
Gold Wheaton Gold Corp., warrants, expire 2011[1,3,4]	7,500,000	372
Rusoro Mining Ltd., warrants, expire 2012[3,4]	4,500,000	310
Rusoro Mining Ltd., warrants, expire 2011[1,3]	833,334	—
Rusoro Mining Ltd., warrants, expire 2012[1,3,4]	755,882	—
Hard Creek Nickel Corp., warrants, expire 2010[1,3,4]	998,550	38
		720

ENERGY — 0.01%
Leni Gas & Oil PLC, warrants, expire 2013[1,3,4]	12,750,000	180

INDUSTRIALS — 0.00%
Goodpack Ltd., warrants, expire 2009[1,3]	617,500	2

MISCELLANEOUS — 0.02%
Other rights & warrants in initial period of acquisition		467

Total rights & warrants (cost: $3,823,000)		1,369

		Value
Convertible securities — 0.11%	Principal amount	(000)

TELECOMMUNICATION SERVICES — 0.11%
tw telecom inc. 2.375% convertible debentures 2026	$3,300,000	$2,776

ENERGY — 0.00%
High Arctic Energy Services Inc. 10.00% convertible debentures 2012[1,4]	CAD2,300,000	20

Total convertible securities (cost: $4,538,000)		2,796

	Principal amount
Bonds, notes & other debt instruments — 0.29%	(000)

FINANCIALS — 0.29%
Zions Bancorporation 5.65% 2014	$1,885	1,364
Zions Bancorporation 5.50% 2015	165	119
Zions Bancorporation 6.00% 2015	8,375	5,995

Total bonds, notes & other debt instruments (cost: $7,504,000)		7,478

Short-term securities — 8.96%

Freddie Mac 0.15%–0.25% due 7/13–10/22/2009	47,400	47,369
Canada Bills 0.21%–0.50% due 7/7–10/13/2009	44,500	44,476
Federal Home Loan Bank 0.15%–0.25% due 8/10–8/25/2009	27,700	27,693
Nestlé Finance International Ltd. 0.20% due 7/6/2009	15,100	15,099
Nestlé Capital Corp. 0.20% due 7/6/2009[5]	12,100	12,100
Calyon North America Inc. 0.26%–0.30% due 7/1–8/3/2009	17,700	17,697
U.S. Treasury Bill 0.215% due 7/30/2009	15,400	15,398
Coca-Cola Co. 0.30% due 7/22/2009[5]	12,500	12,499
British Columbia (Province of) 0.21% due 8/19/2009	11,700	11,697
International Bank for Reconstruction and Development 0.20% due 7/16/2009	10,000	9,999
Caisse d’Amortissement de la Dette Sociale 0.41% due 7/27/2009	8,000	7,999
Société Générale North America, Inc. 0.65% due 7/20/2009	8,000	7,998
Fannie Mae 0.40% due 7/14/2009	4,600	4,600

Total short-term securities (cost: $234,613,000)		234,624

Total investment securities (cost: $2,944,930,000)		2,608,493
Other assets less liabilities		10,077

Net assets		$2,618,570
“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]
Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $1,311,045,000, which represented 50.07% of the net assets of the fund. This amount includes $1,307,568,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Security did not produce income during the last 12 months.
[4]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

African Minerals Ltd.	12/12/2006	$5,606	$9,602	.37%
Jaguar Mining Inc.	3/22/2006	4,293	7,227	.28
Rusoro Mining Ltd.	2/23/2007–3/10/2009	18,412	5,785	.22
Rusoro Mining Ltd., warrants, expire 2012	10/29/2007	1,477	310	.01
Rusoro Mining Ltd., warrants, expire 2012	2/23/2007	256	—	.00
Gold Wheaton Gold Corp.	2/24/2009	2,978	3,484	.13
Gold Wheaton Gold Corp., warrants, expire 2011	2/24/2009	20	372	.02
Leni Gas & Oil PLC	7/28/2008	3,389	2,308	.09
Leni Gas & Oil PLC, warrants, expire 2013	7/28/2008	681	180	.01
Bankers Petroleum Ltd.	3/8/2005	2,479	1,712	.07
Gemfields Resources PLC	11/7/2005–6/6/2008	6,715	906	.03
Mart Resources, Inc.	1/16/2007–9/7/2007	3,509	576	.02
Kenmare Resources PLC	6/30/2009	565	561	.02
Chaarat Gold Holdings Ltd.	10/30/2007	2,121	523	.02
Gem Diamonds Ltd.	4/1/2009	281	497	.02
HSW International, Inc.	10/2/2007	7,000	447	.02
HSW International, Inc.	12/17/2007	2,076	114	.00
Ondine Biopharma Corp.	6/23/2004–10/25/2006	4,110	338	.01
Ondine Biopharma Corp. (GBP denominated)	5/18/2005	766	48	.00
Hard Creek Nickel Corp.	5/22/2007	3,436	326	.01
Hard Creek Nickel Corp., warrants, expire 2010	5/22/2007	609	38	.00
Aker Philadelphia Shipyard ASA	12/5/2007	1,161	145	.01
Oilexco Inc. (GBP denominated)	12/15/2005	6,195	82	.00
Oilexco Inc.	12/22/2005–3/7/2007	2,762	42	.00
Mobile Travel Guide, Inc.	12/17/2007	55	36	.00
Enterprise Energy Resources Ltd.	2/6/2007	1,586	21	.00
High Arctic Energy Services Inc. 10.00% convertible debentures 2012	11/19/2007	2,370	20	.00

Total restricted securities		$84,908	$35,700	1.36%

[5]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $33,648,000, which represented 1.28% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
CAD = Canadian dollars
GBP = British pounds
THB = Thai baht

Growth Fund
Investment portfolio

June 30, 2009
unaudited

Common stocks — 93.21%	Shares	Value (000)

INFORMATION TECHNOLOGY — 20.15%
Google Inc., Class A1	1,476,000	$622,267
Cisco Systems, Inc.[1]	23,315,000	434,592
Microsoft Corp.	17,830,000	423,819
Apple Inc.[1]	2,435,000	346,817
Oracle Corp.	8,790,540	188,293
Fidelity National Information Services, Inc.	8,690,000	173,452
Lender Processing Services, Inc.[2]	5,785,000	160,650
QUALCOMM Inc.	3,250,000	146,900
Yahoo! Inc.[1]	9,365,000	146,656
Samsung Electronics Co., Ltd.[3]	310,000	143,732
EMC Corp.[1]	10,000,000	131,000
International Business Machines Corp.	1,000,000	104,420
Corning Inc.	6,500,000	104,390
Red Hat, Inc.[1]	4,718,300	94,979
Trimble Navigation Ltd.[1]	4,500,000	88,335
Paychex, Inc.	3,445,000	86,814
Applied Materials, Inc.	7,545,000	82,769
Texas Instruments Inc.	3,750,000	79,875
Digital River, Inc.[1,2]	2,075,000	75,364
Juniper Networks, Inc.[1]	2,911,058	68,701
Linear Technology Corp.	2,895,000	67,598
KLA-Tencor Corp.	2,165,000	54,666
Hewlett-Packard Co.	1,310,000	50,632
ASML Holding NV3	2,250,000	48,787
Tokyo Electron Ltd.[3]	998,500	47,956
Comverse Technology, Inc.[1]	2,827,300	24,173
Heartland Payment Systems, Inc.[2]	2,426,600	23,223
Intuit Inc.[1]	620,000	17,459
Tyco Electronics Ltd.	649,125	12,067
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,110,000	10,445
		4,060,831

ENERGY — 12.85%
Suncor Energy Inc.	8,477,297	257,929
Canadian Natural Resources, Ltd.	4,625,700	243,481
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	4,260,000	174,575
Petro-Canada	4,130,300	159,598
Murphy Oil Corp.	2,698,800	146,599
Tenaris SA (ADR)	5,245,000	141,825
Noble Energy, Inc.	2,400,000	141,528
Petrohawk Energy Corp.[1]	5,490,000	122,427
BJ Services Co.	8,733,244	119,034
Core Laboratories NV2	1,197,700	104,380
Pacific Rubiales Energy Corp.[1,2]	12,550,000	103,531
Concho Resources Inc.[1,4]	3,321,156	95,284
Helmerich & Payne, Inc.	3,045,000	93,999
Devon Energy Corp.	1,624,700	88,546
EOG Resources, Inc.	1,198,328	81,390
Uranium One Inc.[1,2]	25,544,500	58,670
Diamond Offshore Drilling, Inc.	685,000	56,889
Peabody Energy Corp.	1,720,000	51,875
BG Group PLC[3]	3,050,000	51,221
Halliburton Co.	2,385,000	49,370
Transocean Ltd.[1]	578,800	42,999
Exxon Mobil Corp.	550,000	38,450
Schlumberger Ltd.	619,600	33,527
Arch Coal, Inc.	2,000,000	30,740
OAO Gazprom (ADR)[3]	1,300,000	26,490
Cameco Corp.	1,000,000	25,600
Apache Corp.	250,000	18,037
Hess Corp.	324,000	17,415
Saipem SpA, Class S3	593,700	14,488
		2,589,897

CONSUMER DISCRETIONARY — 11.20%
Johnson Controls, Inc.	10,949,100	237,814
Target Corp.	5,362,800	211,670
Lowe’s Companies, Inc.	8,626,000	167,431
Best Buy Co., Inc.	4,100,000	137,309
Wynn Resorts, Ltd.[1]	3,720,000	131,316
Chipotle Mexican Grill, Inc., Class B1,2	1,195,200	83,413
Chipotle Mexican Grill, Inc., Class A1,2	487,509	39,001
CarMax, Inc.[1]	7,842,500	115,285
Starbucks Corp.[1]	6,993,000	97,133
Strayer Education, Inc.	400,000	87,244
News Corp., Class A	9,490,000	86,454
International Game Technology	5,043,505	80,192
Time Warner Inc.	3,131,000	78,870
NIKE, Inc., Class B	1,520,000	78,706
Comcast Corp., Class A	5,000,000	72,450
Penn National Gaming, Inc.[1]	2,363,000	68,787
Bed Bath & Beyond Inc.[1]	2,000,000	61,500
Shaw Communications Inc., Class B, nonvoting	3,500,000	59,010
Marriott International, Inc., Class A	2,496,424	55,096
lululemon athletica inc.[1,2]	4,185,000	54,530
Blue Nile, Inc.[1,2]	1,043,000	44,838
Shimano Inc.[3]	1,100,000	41,975
Magna International Inc., Class A	725,000	30,624
Toyota Motor Corp.[3]	765,000	28,919
Weight Watchers International, Inc.	1,062,000	27,368
Harman International Industries, Inc.	1,245,000	23,406
Time Warner Cable Inc.[1]	585,690	18,549
Home Depot, Inc.	700,000	16,541
MGM Mirage, Inc.[1]	2,000,000	12,780
Saks Inc.[1]	2,040,000	9,037
		2,257,248

FINANCIALS — 10.59%
Wells Fargo & Co.	17,518,896	425,009
Berkshire Hathaway Inc., Class A1	4,681	421,290
Bank of America Corp.	18,530,000	244,596
Goldman Sachs Group, Inc.	1,000,000	147,440
Aon Corp.	3,130,000	118,533
Marsh & McLennan Companies, Inc.	4,253,600	85,625
XL Capital Ltd, Class A	7,000,000	80,220
Onex Corp.	4,600,500	79,148
JPMorgan Chase & Co.	2,054,000	70,062
American Express Co.	3,000,000	69,720
PNC Financial Services Group, Inc.	1,652,480	64,133
T. Rowe Price Group, Inc.	1,500,000	62,505
Fairfax Financial Holdings Ltd.	215,000	54,004
People’s United Financial, Inc.	3,000,000	45,120
New York Community Bancorp, Inc.	3,500,000	37,415
Citigroup Inc.	12,250,000	36,383
Bank of New York Mellon Corp.	1,150,000	33,706
AMP Ltd.[3]	7,860,210	30,806
Bank of Ireland[1,3]	9,096,177	21,522
American International Group, Inc.	6,750,000	7,830
		2,135,067

MATERIALS — 10.33%
Barrick Gold Corp.	10,500,000	352,275
Newmont Mining Corp.	7,305,000	298,555
Monsanto Co.	3,295,000	244,950
Rio Tinto PLC[3]	6,134,233	213,448
Potash Corp. of Saskatchewan Inc.	1,800,000	167,490
Freeport-McMoRan Copper & Gold Inc.	2,803,700	140,493
Gold Fields Ltd.[3]	10,000,000	120,838
Shin-Etsu Chemical Co., Ltd.[3]	1,835,000	84,746
CRH PLC[3]	3,556,426	81,509
Praxair, Inc.	1,135,000	80,664
First Quantum Minerals Ltd.	1,260,000	60,968
Walter Energy, Inc.	1,500,000	54,360
Alcoa Inc.	4,825,000	49,842
Vale SA, Class A, preferred nominative (ADR)	3,000,000	46,050
Minerals Technologies Inc.[2]	1,025,000	36,921
Cliffs Natural Resources Inc.	1,300,000	31,811
Newcrest Mining Ltd.[3]	550,704	13,498
Buzzi Unicem SpA, nonconvertible shares[3]	449,426	3,602
		2,082,020

HEALTH CARE — 9.16%
Gilead Sciences, Inc.[1]	7,100,000	332,564
Roche Holding AG3	1,312,500	178,654
Shire Ltd. (ADR)	2,700,000	111,996
UnitedHealth Group Inc.	4,165,000	104,042
Vertex Pharmaceuticals Inc.[1]	2,822,000	100,576
Hospira, Inc.[1]	2,400,000	92,448
Hologic, Inc.[1]	6,085,000	86,590
Intuitive Surgical, Inc.[1]	500,000	81,830
Amgen Inc.[1]	1,525,197	80,744
Celgene Corp.[1]	1,600,000	76,544
Covance Inc.[1]	1,515,000	74,538
Medtronic, Inc.	2,000,000	69,780
Allergan, Inc.	1,320,000	62,806
ResMed Inc[1]	1,500,000	61,095
C. R. Bard, Inc.	800,000	59,560
Stryker Corp.	1,165,955	46,335
St. Jude Medical, Inc.[1]	849,300	34,906
Schering-Plough Corp.	1,379,900	34,663
Merck & Co., Inc.	1,200,000	33,552
McKesson Corp.	665,000	29,260
Onyx Pharmaceuticals, Inc.[1]	1,000,000	28,260
Aetna Inc.	1,000,000	25,050
Cardinal Health, Inc.	700,000	21,385
Aveta Inc.[1,3,4]	3,918,000	7,836
Baxter International Inc.	117,400	6,217
Abraxis BioScience, Inc.[1]	166,975	6,155
Fresenius SE1	357,094	96
		1,847,482

INDUSTRIALS — 8.62%
First Solar, Inc.[1]	1,286,595	208,583
Iron Mountain Inc.[1]	7,245,000	208,294
Boeing Co.	3,665,000	155,763
United Parcel Service, Inc., Class B	2,120,000	105,979
KBR, Inc.	5,397,130	99,523
Panalpina Welttransport (Holding) AG2,3	1,284,252	93,597
Lockheed Martin Corp.	1,150,000	92,748
Burlington Northern Santa Fe Corp.	1,250,000	91,925
FedEx Corp.	1,380,000	76,756
General Dynamics Corp.	1,300,000	72,007
Roper Industries, Inc.	1,540,000	69,777
Graco Inc.	2,575,000	56,701
Northrop Grumman Corp.	1,150,000	52,532
Joy Global Inc.	1,400,000	50,008
United Technologies Corp.	900,000	46,764
TransDigm Group Inc.[1]	1,288,000	46,626
Spirit AeroSystems Holdings, Inc., Class A1	3,103,600	42,643
General Electric Co.	3,000,000	35,160
Actuant Corp., Class A	1,763,027	21,509
MSC Industrial Direct Co., Inc., Class A	550,000	19,514
Tyco International Ltd.	699,125	18,163
Kingspan Group PLC[3]	2,800,000	15,751
W.W. Grainger, Inc.	190,000	15,557
Grafton Group PLC, units[1,3]	4,200,000	15,493
Raytheon Co.	246,000	10,930
Fastenal Co.	295,000	9,785
Brady Corp., Class A, nonvoting shares	225,000	5,652
		1,737,740

CONSUMER STAPLES — 5.59%
Philip Morris International Inc.	8,895,000	388,000
Coca-Cola Co.	4,515,000	216,675
Wal-Mart Stores, Inc.	3,655,000	177,048
Altria Group, Inc.	4,050,000	66,379
Pernod Ricard SA3	1,000,000	63,112
Estée Lauder Companies Inc., Class A	1,842,240	60,186
Bare Escentuals, Inc.[1]	4,270,000	37,875
Cosan Ltd., Class A1	6,153,000	31,873
CVS/Caremark Corp.	1,000,000	31,870
Avon Products, Inc.	775,000	19,979
Colgate-Palmolive Co.	250,000	17,685
Procter & Gamble Co.	315,000	16,097
		1,126,779

TELECOMMUNICATION SERVICES — 2.11%
SOFTBANK CORP.[3]	5,600,000	108,746
Qwest Communications International Inc.	25,000,000	103,750
Telefónica, SA3	2,930,000	66,417
Sprint Nextel Corp., Series 1[1]	12,500,000	60,125
América Móvil, SAB de CV, Series L (ADR)	1,435,000	55,563
Telephone and Data Systems, Inc., special common shares	1,190,000	30,892
		425,493

UTILITIES — 1.51%
Edison International	2,400,000	75,504
Allegheny Energy, Inc.	2,550,000	65,408
Exelon Corp.	1,020,000	52,234
NRG Energy, Inc.[1]	1,300,000	33,748
Dynegy Inc., Class A1	13,900,000	31,553
Reliant Energy, Inc.[1]	5,696,500	28,539
KGen Power Corp.[1,2,3]	3,166,128	17,414
		304,400

MISCELLANEOUS — 1.10%
Other common stocks in initial period of acquisition		221,222

Total common stocks (cost: $20,550,710,000)		18,788,179

Rights & warrants — 0.14%

MATERIALS — 0.14%
Rio Tinto PLC, rights, expire 2009[1,3]	2,485,472	28,528

Total rights & warrants (cost: $39,180,000)		28,528

Convertible securities — 0.05%

MISCELLANEOUS — 0.05%
Other convertible securities in initial period of acquisition		10,062

Total convertible securities (cost: $8,750,000)		10,062

	Principal amount
Bonds, notes & other debt instruments — 0.00%	(000)

FINANCIALS — 0.00%
Thornburg Mortgage, Inc. 12.00% 2015[3,4,5]	$38,571	145
Thornburg Mortgage, Inc. 12.00% 2015[3,4,5]	3,471	13

Total bonds, notes & other debt instruments (cost: $37,371,000)		158

	Principal amount	Value
Short-term securities — 6.54%	(000)	(000)

Federal Home Loan Bank 0.19%–0.27% due 7/1–10/5/2009	$321,850	$321,758
U.S. Treasury Bills 0.155%–1.40% due 7/2–12/17/2009	253,910	253,863
Fannie Mae 0.18%–0.355% due 7/1–8/25/2009	184,200	184,161
Pfizer Inc 0.18%–0.22% due 7/8–8/11/2009[6]	128,600	128,581
Freddie Mac 0.205%–0.75% due 7/9–10/19/2009	112,738	112,699
Johnson & Johnson 0.22%–0.26% due 7/2–7/20/2009[6]	60,077	60,073
Procter & Gamble International Funding S.C.A. 0.19% due 9/2–9/3/2009[6]	60,000	59,969
Private Export Funding Corp. 0.24% due 9/28/2009[6]	50,000	49,970
Medtronic Inc. 0.19% due 7/9–7/30/2009[6]	48,500	48,491
Abbott Laboratories 0.20%–0.23% due 8/14–8/18/2009[6]	43,600	43,590
Jupiter Securitization Co., LLC 0.30% due 7/13/2009[6]	20,000	19,998
Chevron Funding Corp.0.20% due 8/14/2009	20,000	19,995
Coca-Cola Co. 0.30% due 7/22/2009[6]	8,800	8,799
NetJets Inc. 0.18% due 8/19/2009[6]	3,800	3,799
Paccar Financial Corp. 0.15% due 7/2/2009	2,200	2,200

Total short-term securities (cost: $1,317,875,000)		1,317,946

Total investment securities (cost: $21,953,886,000)		20,144,873
Other assets less liabilities		11,121

Net assets		$20,155,994

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]
Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $1,575,148,000, which represented 7.81% of the net assets of the fund. This amount includes $1,549,740,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[4]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date	Cost (000)	Value (000)	Percent of net assets

Concho Resources Inc.	7/21/2008	$100,000	$95,284	.47%
Aveta Inc.	12/21/2005	52,893	7,836	.04
Thornburg Mortgage, Inc. 12.00% 2015	3/28/2008	33,866	145	.00
Thornburg Mortgage, Inc. 12.00% 2015	10/1/2008	3,506	13	.00

Total restricted securities		$190,265	$103,278	.51%

[5]	Scheduled interest and/or principal payment was not received.
[6]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $423,270,000, which represented 2.10% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

International Fund
Investment portfolio

June 30, 2009
unaudited

Common stocks — 89.35%	Shares	Value (000)

FINANCIALS — 16.14%
Credit Suisse Group AG1	3,294,113	$150,451
Banco Santander, SA1	9,521,231	114,865
BNP Paribas SA1	1,723,778	111,827
AXA SA1	5,071,611	95,850
Itaú Unibanco Banco Múltiplo SA (ADR)	5,255,591	83,196
Bank of China Ltd., Class H1	161,848,000	76,694
Prudential PLC[1]	11,175,242	76,004
Société Générale[1]	946,512	51,625
Skandinaviska Enskilda Banken AB, Class A1,2	10,914,508	47,966
Housing Development Finance Corp. Ltd.[1]	867,000	42,493
UniCredit SpA[1,2]	15,797,216	40,459
Barclays PLC[1,3]	5,307,100	24,707
Barclays PLC[1]	3,230,000	15,037
Ping An Insurance (Group) Co. of China, Ltd., Class H1	5,286,000	35,654
China Construction Bank Corp., Class H1	45,040,000	34,824
Royal Bank of Scotland Group PLC[1,2]	53,550,227	34,037
Erste Bank der oesterreichischen Sparkassen AG1	1,191,837	32,372
Standard Chartered PLC[1]	1,666,391	31,371
HSBC Holdings PLC (Hong Kong)[1]	3,432,267	28,763
Banco do Brasil SA, ordinary nominative	2,445,000	26,394
Banco Bradesco SA, preferred nominative	1,467,400	21,674
Sampo Oyj, Class A1	941,723	17,765
Shui On Land Ltd.[1]	17,600,000	11,969
Admiral Group PLC[1]	787,000	11,294
Industrial and Commercial Bank of China Ltd., Class H1	11,410,000	7,925
Sun Hung Kai Properties Ltd.[1]	364,000	4,531
Kerry Properties Ltd.[1]	651,180	2,895
Shinhan Financial Group Co., Ltd.[1,2]	113,310	2,849
Fortis SA/NV1,2	1,950,000	—
		1,235,491

CONSUMER DISCRETIONARY — 13.29%
Industria de Diseño Textil, SA1	3,181,000	152,822
Fiat SpA[1,2]	11,245,000	114,041
Esprit Holdings Ltd.[1]	14,785,900	82,333
British Sky Broadcasting Group PLC[1]	9,057,500	67,914
adidas AG1	1,566,000	59,651
Marks and Spencer Group PLC[1]	9,880,000	49,841
JCDecaux SA1,2	2,460,588	39,148
H & M Hennes & Mauritz AB, Class B1	774,000	38,688
Honda Motor Co., Ltd.[1]	1,302,000	35,648
Bayerische Motoren Werke AG1	788,000	29,751
Kingfisher PLC[1]	9,530,000	27,924
Techtronic Industries Co. Ltd.[1]	40,554,000	27,853
Peugeot SA1,2	1,042,000	27,476
Yamada Denki Co., Ltd.[1]	441,220	25,634
Daimler AG1	705,000	25,500
Yue Yuen Industrial (Holdings) Ltd.[1]	10,000,000	23,541
Toyota Motor Corp.[1]	609,500	23,041
Swatch Group Ltd, non-registered shares[1]	120,650	19,411
Swatch Group Ltd[1]	110,402	3,622
Renault SA1,2	551,000	20,335
Porsche Automobil Holding SE, nonvoting preferred[1]	285,000	19,146
Makita Corp.[1]	783,500	18,869
Cie. Générale des Établissements Michelin, Class B1	321,934	18,394
Kesa Electricals PLC[1]	9,575,630	17,537
Vivendi SA1	600,705	14,385
Carnival PLC[1]	485,000	12,863
OPAP SA1	429,330	11,399
Multi Screen Media Private Ltd.[1,2,4]	82,217	7,044
Li & Fung Ltd.[1]	1,152,000	3,080
		1,016,891

HEALTH CARE — 12.84%
Bayer AG, non-registered shares[1]	6,000,023	322,074
Novartis AG1	3,739,613	152,012
Teva Pharmaceutical Industries Ltd. (ADR)	2,928,000	144,467
Merck KGaA[1]	972,655	99,131
Roche Holding AG1	652,302	88,790
Richter Gedeon NYRT[1]	307,000	55,028
Terumo Corp.[1]	865,000	38,075
EGIS Nyrt.[1]	305,834	27,560
OJSC Pharmstandard (GDR)[1,2]	1,280,000	19,446
OJSC Pharmstandard (GDR)[1,2,3]	307,300	4,668
Mindray Medical International Ltd., Class A (ADR)	590,000	16,473
Nobel Biocare Holding AG1	580,200	12,726
UCB SA1	82,569	2,646
		983,096

TELECOMMUNICATION SERVICES — 9.73%
América Móvil, SAB de CV, Series L (ADR)	3,961,500	153,389
MTN Group Ltd.[1]	9,265,900	142,525
Telefónica, SA1	4,160,000	94,298
Philippine Long Distance Telephone Co.[1]	1,254,800	62,448
Philippine Long Distance Telephone Co. (ADR)	340,000	16,905
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B1	77,865,500	57,716
Telekom Austria AG, non-registered shares[1]	3,133,092	49,006
KDDI Corp.[1]	7,845	41,590
Bharti Airtel Ltd.[1,2]	1,793,900	30,071
Koninklijke KPN NV1	2,155,300	29,681
France Télécom SA1	1,245,000	28,278
NTT DoCoMo, Inc.[1]	17,300	25,266
Orascom Telecom Holding SAE (GDR)[1,2]	262,262	7,006
Vodafone Group PLC[1]	3,296,250	6,368
Bayan Telecommunications, Inc., Class A1,2,4	43,010	—
Bayan Telecommunications, Inc., Class B1,2,4	14,199	—
		744,547

ENERGY — 8.10%
OAO Gazprom (ADR)[1]	11,159,300	227,393
Aker Solutions ASA[1]	7,945,000	65,973
Reliance Industries Ltd.[1,2]	1,527,500	64,634
Eni SpA[1]	2,599,000	61,636
Royal Dutch Shell PLC, Class B1	2,122,719	53,565
Royal Dutch Shell PLC, Class A1	372,000	9,286
Sasol Ltd.[1]	1,165,820	41,012
Cameco Corp.	660,608	16,912
OGX Petróleo e Gás Participações SA, ordinary nominative	31,945	16,269
Woodside Petroleum Ltd.[1]	405,000	14,037
TOTAL SA1	256,000	13,861
Petróleo Brasileiro SA — Petrobras, preferred nominative (ADR)	415,000	13,844
BG Group PLC[1]	770,000	12,931
China National Offshore Oil Corp.[1]	7,250,000	8,928
		620,281

INFORMATION TECHNOLOGY — 7.51%
SAP AG1	2,340,000	94,309
HOYA CORP.[1]	4,158,300	83,255
Canon, Inc.[1]	1,534,500	49,941
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	17,983,065	29,909
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,898,236	17,862
HTC Corp.[1]	3,268,500	46,016
Mediatek Incorporation[1]	3,490,317	41,569
Redecard SA, ordinary nominative	2,605,000	40,031
Murata Manufacturing Co., Ltd.[1]	827,500	35,071
Delta Electronics, Inc.[1]	15,270,458	34,604
Rohm Co., Ltd.[1]	456,100	33,126
Hirose Electric Co., Ltd.[1]	217,300	23,102
Ibiden Co., Ltd.[1]	730,000	20,391
Autonomy Corp. PLC[1,2]	700,000	16,578
Samsung Electronics Co., Ltd.[1]	19,000	8,809
		574,573

INDUSTRIALS — 7.04%
Siemens AG1	1,591,000	110,110
Ryanair Holdings PLC (ADR)[2]	3,311,400	94,011
SMC Corp.[1]	831,200	89,086
Wolseley PLC[1,2]	3,188,152	60,920
Samsung Engineering Co., Ltd.[1]	828,750	54,893
Schneider Electric SA1	597,000	45,644
Kurita Water Industries Ltd.[1]	925,000	29,798
Vallourec SA1	150,000	18,231
Qantas Airways Ltd.[1]	7,518,224	12,131
Geberit AG1	75,000	9,248
Sandvik AB1	1,200,000	8,940
AB Volvo, Class B1	965,000	5,979
		538,991

CONSUMER STAPLES — 5.76%
Nestlé SA1	3,404,800	128,566
Anheuser-Busch InBev NV1	2,612,414	94,546
Pernod Ricard Co.[1]	857,754	54,135
Groupe Danone SA1	740,710	36,619
Danone SA1	251,096	12,414
L’Oréal SA1	559,000	41,838
Carlsberg A/S, Class B1	470,262	30,235
Koninklijke Ahold NV1	1,308,000	15,025
Tesco PLC[1]	1,923,357	11,205
Wesfarmers Ltd.[1]	453,582	8,259
SABMiller PLC[1]	379,600	7,724
		440,566

MATERIALS — 4.93%
ArcelorMittal[1]	2,927,500	96,113
Linde AG1	634,500	52,149
Rio Tinto PLC[1]	1,479,327	51,475
Syngenta AG1	170,200	39,543
Akzo Nobel NV1	693,000	30,486
CRH PLC[1]	1,043,867	23,925
POSCO[1]	63,560	21,074
L’Air Liquide SA, non-registered shares[1]	174,240	15,950
JSR Corp.[1]	807,500	13,760
Shin-Etsu Chemical Co., Ltd.[1]	275,000	12,700
Givaudan SA1	19,832	12,155
BASF SE1	210,000	8,373
		377,703

UTILITIES — 1.96%
GDF Suez[1]	2,401,164	89,673
RWE AG1	580,245	45,792
Scottish and Southern Energy PLC[1]	493,435	9,260
SUEZ Environnement Co.[1]	317,560	5,567
		150,292

MISCELLANEOUS — 2.05%
Other common stocks in initial period of acquisition		157,070

Total common stocks (cost: $7,095,449,000)		6,839,501

Preferred stocks — 0.13%

FINANCIALS — 0.13%
Barclays Bank PLC 14.00%[5]	5,070,000	9,567

Total preferred stocks (cost: $8,576,000)		9,567

Rights & warrants — 0.10%

MATERIALS — 0.10%
Rio Tinto PLC, rights, expire 2009[1,2]	697,896	8,010

Total rights & warrants (cost: $7,223,000)		8,010

	Principal amount	Value
Short-term securities — 12.88%	(000)	(000)

Freddie Mac 0.20%–0.58% due 8/17–9/28/2009	$286,635	$286,515
Federal Home Loan Bank 0.17%–0.58% due 7/2–9/23/2009	195,200	195,138
Fannie Mae 0.17%–0.70% due 7/13–11/16/2009	117,200	117,148
U.S. Treasury Bills 0.17%–0.305% due 7/16–9/24/2009	107,400	107,380
Caisse d’Amortissement de la Dette Sociale 0.45%–0.48% due 8/21/2009	50,700	50,685
Denmark (Kingdom of) 0.22%–0.27% due 7/6–9/18/2009	45,000	44,980
Nestlé Finance International Ltd. 0.19% due 8/24/2009	34,000	33,985
Nestlé Capital Corp. 0.22% due 8/13/2009[3]	7,050	7,048
Park Avenue Receivables Co., LLC 0.27% due 7/17/2009[3]	40,000	39,995
Hewlett-Packard Co. 0.18% due 7/2/2009[3]	35,500	35,500
General Electric Capital Corp. 0.15% due 7/1/2009	30,500	30,500
BNP Paribas Finance Inc. 0.37% due 7/13/2009	25,000	24,995
Procter & Gamble International Funding S.C.A. 0.22% due 10/6/2009[3]	11,700	11,690

Total short-term securities (cost: $985,510,000)		985,559

Total investment securities (cost: $8,096,758,000)		7,842,637
Other assets less liabilities		(188,060)

Net assets		$7,654,577

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]
Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $6,157,944,000, which represented 80.45% of the net assets of the fund. This amount includes $6,150,900,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Security did not produce income during the last 12 months.
[3]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $123,608,000, which represented 1.61% of the net assets of the fund.

[4]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition dates	Cost (000)	Value (000)	Percent of net assets

Multi Screen Media Private Ltd.	9/6/2000–4/18/2002	$32,519	$7,044	.09%
Bayan Telecommunications, Inc., Class A	2/11/1998–8/31/1998	104	—	.00
Bayan Telecommunications, Inc., Class B	2/11/1998–8/31/1998	34	—	.00

Total restricted securities		$32,657	$7,044	.09%

[5]	Coupon rate may change periodically.

Key to abbreviations

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

New World Fund
Investment portfolio

June 30, 2009
unaudited

Common stocks — 79.12%	Shares	Value (000)

CONSUMER STAPLES — 13.36%
Tesco PLC[1]	4,242,418	$24,715
Anheuser-Busch InBev NV1	546,000	19,760
Nestlé SA1	380,000	14,349
Coca-Cola Co.	287,000	13,773
Wal-Mart de México, SAB de CV, Series V (ADR)[1]	393,000	11,600
Wal-Mart de México, SAB de CV, Series V	705,000	2,081
British American Tobacco PLC[1]	393,000	10,852
SABMiller PLC[1]	529,000	10,764
Beiersdorf AG1	220,000	10,368
China Yurun Food Group Ltd.[1]	6,119,000	9,230
Unilever NV, depository receipts[1]	354,500	8,553
Grupo Nacional de Chocolates SA	935,000	7,875
Avon Products, Inc.	300,200	7,739
Procter & Gamble Co.	145,000	7,409
OJSC Magnit (GDR)[1]	750,000	6,664
IOI Corp. Bhd.[1]	4,778,500	6,411
Fomento Económico Mexicano, SAB de CV (ADR)	195,000	6,287
PepsiCo, Inc.	100,000	5,496
Kimberly-Clark de México, SAB de CV, Class A	1,300,000	4,972
X5 Retail Group NV (GDR)[1,2,3]	281,776	4,310
X5 Retail Group NV (GDR)[1,3]	14,200	217
Cia. de Bebidas das Américas — AmBev, preferred nominative (ADR)	60,000	3,890
Cia. de Bebidas das Américas — AmBev, ordinary nominative (ADR)	12,000	637
Olam International Ltd.[1]	2,399,100	4,013
Pernod Ricard Co.[1]	46,941	2,963
Diageo PLC[1]	190,000	2,727
Poslovni sistem Mercator, dd1	11,274	2,574
Groupe Danone SA1	51,872	2,564
Cosan Ltd., Class A3	155,000	803
		213,596

FINANCIALS — 11.59%
DLF Ltd.[1]	2,800,000	18,177
Itaú Unibanco Banco Múltiplo SA, preferred nominative	534,500	8,472
Itaú Unibanco Banco Múltiplo SA (ADR)	508,257	8,046
Banco Santander, SA1	1,356,454	16,364
Türkiye Garanti Bankasi AS1,3	6,060,000	16,299
PT Bank Rakyat Indonesia (Persero) Tbk[1]	25,653,150	15,773
Housing Development Finance Corp. Ltd.[1]	290,000	14,213
Amil Participações SA, ordinary nominative	2,752,410	13,257
Industrial and Commercial Bank of China Ltd., Class H1	14,550,000	10,105
China Life Insurance Co. Ltd., Class H1	2,585,000	9,545
Bancolombia SA (ADR)	210,000	6,405
Royal Bank of Scotland Group PLC[1,3]	9,675,000	6,150
Itaúsa — Investimentos Itaú SA, preferred nominative	1,358,661	6,038
Sberbank (Savings Bank of the Russian Federation) (GDR)[1]	27,300	6,012
Kasikornbank PCL, nonvoting depository receipt[1]	2,660,000	5,131
FirstRand Ltd.[1]	2,426,627	4,438
Bumiputra-Commerce Holdings Bhd.[1]	1,500,000	3,859
Kotak Mahindra Bank Ltd.[1]	259,943	3,431
Bank of the Philippine Islands[1]	3,656,246	3,184
Bank Muscat (SAOG) (GDR)[1]	331,655	2,421
Bank Hapoalim BM1,3	830,000	2,196
Bank Pekao SA1,3	60,000	2,174
Banco Industrial e Comercial SA, preferred nominative	512,900	2,026
Erste Bank der oesterreichischen Sparkassen AG1	58,424	1,587
China Construction Bank Corp., Class H1	500	—
		185,303

TELECOMMUNICATION SERVICES — 8.25%
América Móvil, SAB de CV, Series L (ADR)	904,875	35,037
Telefónica, SA1	1,287,000	29,173
Telefónica 02 Czech Republic, AS1	610,000	13,872
China Telecom Corp. Ltd., Class H1	24,650,000	12,189
China Mobile Ltd.[1]	1,000,000	10,028
Cellcom Israel Ltd.	322,000	8,556
Partner Communications Co. Ltd.[1]	350,000	5,981
Telekom Austria AG, non-registered shares[1]	369,077	5,773
Vodafone Group PLC[1]	2,132,500	4,120
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B1	5,440,000	4,032
Telekomunikacja Polska SA1	600,000	2,914
HT — Hrvatske telekomunikacije dd (GDR)[1,2]	4,380	183
		131,858

INFORMATION TECHNOLOGY — 8.13%
Samsung Electronics Co., Ltd.[1]	49,725	23,055
Google Inc., Class A3	45,000	18,971
HTC Corp.[1]	1,102,000	15,515
Infosys Technologies Ltd.[1]	415,000	15,406
Nokia Corp.[1]	578,600	8,441
Nokia Corp. (ADR)	202,100	2,947
Micron Technology, Inc.[3]	1,200,000	6,072
Cia. Brasileira de Meios de Pagamento, ordinary nominative[3]	680,000	5,840
Cisco Systems, Inc.[3]	311,500	5,806
Yahoo! Inc.[3]	370,000	5,794
Corning Inc.	300,000	4,818
Kingboard Chemical Holdings Ltd.[1]	1,859,000	4,621
NetEase.com, Inc. (ADR)[3]	120,000	4,222
HOYA CORP.[1]	164,400	3,291
Agilent Technologies, Inc.[3]	145,000	2,945
Venture Corp. Ltd.[1]	440,000	2,113
Kingboard Laminates Holdings Ltd.[1]	84,500	43
		129,900

INDUSTRIALS — 7.54%
Murray & Roberts Holdings Ltd.[1]	2,839,644	18,520
Schneider Electric SA1	153,326	11,723
China Railway Construction Corp. Ltd., Class H1,3	7,150,000	11,012
Container Corp. of India Ltd.[1]	455,735	9,311
Enka Insaat ve Sanayi AS1	2,904,999	9,068
United Technologies Corp.	173,000	8,989
Siemens AG1	103,100	7,135
Boart Longyear Ltd.[1]	31,450,000	6,499
Suzlon Energy Ltd.[1]	2,740,000	5,929
Outotec Oyj[1]	235,000	5,589
Jiangsu Expressway Co. Ltd., Class H1	6,600,000	4,836
Intertek Group PLC[1]	280,000	4,825
IJM Corp. Bhd.[1,3]	2,503,800	4,123
Bidvest Group Ltd.[1]	223,114	2,802
Wienerberger AG1,3	223,300	2,775
KBR, Inc.	124,900	2,303
Embraer — Empresa Brasileira de Aeronáutica SA, ordinary nominative (ADR)	75,000	1,242
Italian-Thai Development PCL[1,3]	15,221,100	1,240
GS Engineering & Construction Corp.[1]	20,700	1,196
Daelim Industrial Co., Ltd.[1]	21,484	1,036
Doosan Heavy Industries and Construction Co., Ltd.[1]	8,070	386
		120,539

MATERIALS — 7.14%
Holcim Ltd.[1,3]	316,075	18,014
Anglo American PLC (ZAR denominated)[1]	401,850	11,664
Antofagasta PLC[1]	1,200,000	11,647
Sigma-Aldrich Corp.	225,000	11,151
First Quantum Minerals Ltd.	198,000	9,581
Linde AG1	109,000	8,959
Votorantim Celulose e Papel SA, preferred nominative (ADR)[3]	740,000	7,925
Israel Chemicals Ltd.[1]	635,000	6,253
BHP Billiton PLC[1]	262,664	5,930
Vale SA, preferred nominative, Class A	252,000	3,834
Vale SA, Class A, preferred nominative (ADR)	130,000	1,995
Xstrata PLC[1]	500,000	5,512
PT Semen Gresik[1,3]	10,500,000	5,024
Rio Tinto PLC[1]	120,000	4,176
Kumba Iron Ore Ltd.[1]	70,000	1,648
Aracruz Celulose SA, Class B, preferred nominative (ADR)[3]	54,000	801
		114,114

ENERGY — 6.31%
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	545,200	22,342
Petróleo Brasileiro SA — Petrobras, preferred nominative (ADR)	212,000	7,072
OAO Gazprom (ADR)[1]	707,500	14,417
Saipem SpA, Class S1	466,000	11,372
Cairn India Ltd.[1,3]	1,507,000	7,323
Tenaris SA (ADR)	238,000	6,436
Noble Energy, Inc.	100,000	5,897
TOTAL SA1	75,000	4,061
TOTAL SA (ADR)	32,500	1,763
Eurasia Drilling Co. Ltd. (GDR)[1,2]	254,800	2,854
Eurasia Drilling Co. Ltd. (GDR)[1]	249,350	2,793
Oil and Gas Development Co. Ltd.[1]	4,000,000	3,861
Reliance Industries Ltd.[1,3]	80,000	3,385
Chevron Corp.	45,000	2,981
Nexen Inc.	128,035	2,783
OAO TMK (GDR)[1,2]	142,826	1,480
		100,820

CONSUMER DISCRETIONARY — 5.25%
Toyota Motor Corp.[1]	563,400	21,298
Honda Motor Co., Ltd.[1]	485,000	13,279
McDonald’s Corp.	175,000	10,061
Nitori Co., Ltd.[1]	100,000	7,097
Truworths International Ltd.[1]	1,282,000	6,167
Parkson Holdings Bhd.[1]	3,613,500	5,229
Swatch Group Ltd[1]	95,000	3,117
Swatch Group Ltd, non-registered shares[1]	10,450	1,681
Desarrolladora Homex, SA de CV (ADR)[3]	160,000	4,462
Grupo Televisa, SAB, ordinary participation certificates (ADR)	215,000	3,655
Gafisa SA, ordinary nominative	300,000	2,506
Li & Fung Ltd.[1]	886,600	2,370
TVN SA1	500,000	1,584
Central European Media Enterprises Ltd., Class A3	75,000	1,477
		83,983

HEALTH CARE — 5.04%
Cochlear Ltd.[1]	475,000	22,070
Krka, dd, Novo mesto[1]	209,640	20,539
Novo Nordisk A/S, Class B1	350,320	19,045
Teva Pharmaceutical Industries Ltd. (ADR)	200,000	9,868
Baxter International Inc.	170,000	9,003
		80,525

UTILITIES — 2.41%
Cia. Energética de Minas Gerais — Cemig, preferred nominative	775,000	10,408
China Resources Power Holdings Co. Ltd.[1]	3,924,000	8,687
CLP Holdings Ltd.[1]	1,122,000	7,443
Cheung Kong Infrastructure Holdings Ltd.[1]	1,840,000	6,453
NTPC Ltd.[1]	910,000	3,715
Veolia Environnement[1]	59,278	1,751
		38,457

MISCELLANEOUS — 4.10%
Other common stocks in initial period of acquisition		65,528

Total common stocks (cost: $1,222,113,000)		1,264,623

Rights & warrants — 0.06%

MISCELLANEOUS — 0.06%
Other rights & warrants in initial period of acquisition		906

Total rights & warrants (cost: $467,000)		906

	Principal amount
Bonds, notes & other debt instruments — 10.36%	(000)

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 9.46%
Brazilian Treasury Bill 6.00% 2010[4]	BRL7,093	3,654
Brazil (Federal Republic of) Global 9.25% 2010	$2,200	2,420
Brazilian Treasury Bill 6.00% 2011[4]	BRL929	473
Brazil (Federal Republic of) 10.00% 2014	5,600	2,647
Brazilian Treasury Bill 6.00% 2015[4]	4,374	2,153
Brazil (Federal Republic of) Global 12.50% 2016	1,500	852
Brazil (Federal Republic of) Global 6.00% 2017	$2,375	2,450
Brazil (Federal Republic of) 10.00% 2017	BRL12,500	5,534
Brazil (Federal Republic of) Global 8.00% 2018[5]	$3,784	4,257
Brazil (Federal Republic of) Global 5.875% 2019	850	862
Brazil (Federal Republic of) Global 8.875% 2019	1,000	1,230
Brazil (Federal Republic of) Global 12.50% 2022	BRL2,600	1,478
Brazil (Federal Republic of) Global 8.875% 2024	$100	125
Brazil (Federal Republic of) Global 10.125% 2027	1,425	1,981
Brazil (Federal Republic of) Global 7.125% 2037	400	436
Brazil (Federal Republic of) Global 11.00% 2040	13,375	17,468
Brazilian Treasury Bill 6.00% 2045[4]	BRL3,645	1,736
United Mexican States Government Global 9.875% 2010	$4,125	4,342
United Mexican States Government 9.00% 2012	MXN7,500	612
United Mexican States Government Global 6.375% 2013	$3,875	4,204
United Mexican States Government, Series MI10, 8.00% 2013	MXN7,671	600
United Mexican States Government Global 5.875% 2014	$500	525
United Mexican States Government, Series MI10, 9.50% 2014	MXN33,500	2,776
United Mexican States Government Global 6.625% 2015	$100	107
United Mexican States Government, Series M10, 8.00% 2015	MXN23,000	1,766
United Mexican States Government Global 5.625% 2017	$3,700	3,759
United Mexican States Government, Series M10, 7.75% 2017	MXN14,000	1,039
United Mexican States Government Global 5.95% 2019	$780	792
United Mexican States Government, Series M20, 10.00% 2024	MXN15,000	1,292
United Mexican States Government Global 7.50% 2033	$350	386
United Mexican States Government Global 6.05% 2040	780	713
Turkey (Republic of) 14.00% 2011	TRY7,400	5,008
Turkey (Republic of) 10.00% 2012[4]	3,601	2,422
Turkey (Republic of) 16.00% 2012	2,500	1,749
Turkey (Republic of) 16.00% 2013	2,350	1,652
Turkey (Republic of) 7.25% 2015	$1,700	1,776
Turkey (Republic of) 7.00% 2016	2,800	2,877
Turkey (Republic of) 6.75% 2018	2,500	2,512
Turkey (Republic of) 7.00% 2019	1,000	1,007
Turkey (Republic of) 6.875% 2036	1,200	1,104
Colombia (Republic of) Global 11.75% 2010	COP6,000,000	2,889
Colombia (Republic of) Global 10.00% 2012	$3,300	3,828
Colombia (Republic of) Global 10.75% 2013	1,360	1,652
Colombia (Republic of) Global 8.25% 2014	700	812
Colombia (Republic of) Global 12.00% 2015	COP3,072,000	1,648
Colombia (Republic of) Global 7.375% 2017	$2,800	3,028
Colombia (Republic of) Global 7.375% 2019	350	375
Colombia (Republic of) Global 11.75% 2020	315	432
Colombia (Republic of) Global 8.125% 2024	500	547
Colombia (Republic of) Global 9.85% 2027	COP1,810,000	860
Colombia (Republic of) Global 7.375% 2037	$2,499	2,561
Peru (Republic of) 8.375% 2016	5,453	6,312
Peru (Republic of) 7.125% 2019	400	430
Peru (Republic of) 7.35% 2025	500	537
Peru (Republic of) 6.55% 2037[5]	782	762
Russian Federation 8.25% 2010[5]	1,600	1,640
Russian Federation 8.25% 2010[2,5]	126	129
Russian Federation 7.50% 2030[2,5]	3,270	3,233
Russian Federation 7.50% 2030[5]	2,688	2,658
Philippines (Republic of) 8.25% 2014	1,000	1,113
Philippines (Republic of) 9.875% 2019	2,200	2,706
Philippines (Republic of) 7.75% 2031	2,235	2,336
Panama (Republic of) Global 7.25% 2015	1,175	1,287
Panama (Republic of) Global 7.125% 2026	890	926
Panama (Republic of) Global 8.875% 2027	300	364
Panama (Republic of) Global 9.375% 2029	1,148	1,446
Panama (Republic of) Global 6.70% 2036[5]	1,824	1,778
Polish Government 5.00% 2013	PLN4,805	1,480
Polish Government 5.25% 2013	4,550	1,422
Polish Government 5.00% 2015	$300	300
Polish Government 5.25% 2017	PLN1,200	358
South Africa (Republic of) 6.50% 2014	$700	737
South Africa (Republic of) 6.875% 2019	1,200	1,239
Dominican Republic 9.50% 2011[5]	192	191
Dominican Republic 9.04% 2018[5]	437	383
Dominican Republic 8.625% 2027[2,5]	1,850	1,360
Malaysian Government 3.756% 2011	MYR6,300	1,836
Egypt (Arab Republic of) 9.10% 2010	EGP1,000	180
Egypt (Arab Republic of) 8.60% 2011	4,560	816
Egypt (Arab Republic of) 8.75% 2012	3,000	531
Argentina (Republic of) 5.83% 2033[4,5,6]	ARS 6,443	657
Argentina (Republic of) GDP-Linked 2035	43,865	497
Hungarian Government 6.00% 2012	HUF50,300	233
		151,285

ENERGY — 0.59%
Gaz Capital SA 7.343% 2013	$100	97
Gaz Capital SA 8.146% 2018	3,380	3,093
Gazprom International SA 7.201% 2020[5]	1,467	1,404
Gaz Capital SA, Series 9, 6.51% 2022	1,500	1,129
Gaz Capital SA 6.51% 2022[2]	600	451
Open Joint Stock Co. Gazprom, Series 2, 8.625% 2034	375	366
Gaz Capital SA 7.288% 2037	1,600	1,208
Pemex Project Funding Master Trust 6.625% 2035	1,800	1,630
		9,378

UTILITIES — 0.13%
AES Panamá, SA 6.35% 2016[2]	1,100	1,044
Enersis SA 7.375% 2014	650	697
AES Gener SA 7.50% 2014	250	258
		1,999

MATERIALS — 0.12%
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	975	986
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	370	373
C10 Capital (SPV) Ltd. 6.722% (undated)[2,7]	1,000	513
		1,872

TELECOMMUNICATION SERVICES — 0.04%
Orascom Telecom 7.875% 2014[2]	850	723

INDUSTRIALS — 0.02%
TFM, SA de CV 9.375% 2012	400	382

Total bonds, notes & other debt instruments (cost: $163,046,000)		165,639

	Principal amount	Value
Short-term securities — 10.95%	(000)	(000)

Federal Home Loan Bank 0.17% due 7/15–8/6/2009	$31,200	$31,196
Denmark (Kingdom of) 0.22% due 9/18/2009	25,000	24,981
Freddie Mac 0.38%–0.58% due 8/11–8/24/2009	22,800	22,794
Fannie Mae 0.17%–0.52% due 7/29–8/18/2009	19,900	19,895
U.S. Treasury Bills 0.305%–0.309% due 7/23–9/15/2009	19,800	19,795
General Electric Capital Corp. 0.15% due 7/1/2009	19,400	19,400
Pfizer Inc 0.22% due 8/4/2009[2]	17,400	17,397
BNP Paribas Finance Inc. 0.28% due 7/30/2009	12,500	12,497
Bank of Nova Scotia 0.19% due 7/6/2009	3,800	3,800
International Bank for Reconstruction and Development 0.50% due 9/15/2009	3,200	3,198

Total short-term securities (cost: $174,943,000)		174,953

Total investment securities (cost: $1,560,569,000)		1,606,121
Other assets less liabilities		(7,823)

Net assets		$1,598,298
“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]
Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $890,930,000, which represented 55.74% of the net assets of the fund. This amount includes $873,318,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $33,677,000, which represented 2.11% of the net assets of the fund.

[3]	Security did not produce income during the last 12 months.
[4]	Index-linked bond whose principal amount moves with a government retail price index.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[7]	Coupon rate may change periodically.

Key to abbreviations

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
ARS = Argentine pesos
BRL = Brazilian reais
COP = Colombian pesos
EGP = Egyptian pounds
HUF = Hungarian forints
MXN = Mexican pesos
MYR = Malaysian ringgits
PLN = Polish zloty
TRY = New Turkish liras
ZAR = South African rand

Blue Chip Income and Growth Fund
Investment portfolio

June 30, 2009
 unaudited

Common stocks — 92.47%	Shares	Value (000)

INFORMATION TECHNOLOGY — 19.15%
Microsoft Corp.	5,580,000	$132,637
Hewlett-Packard Co.	2,650,000	102,423
International Business Machines Corp.	830,000	86,669
Nokia Corp. (ADR)	4,500,000	65,610
Intel Corp.	2,200,000	36,410
Oracle Corp.	1,600,000	34,272
Yahoo! Inc.[1]	1,860,000	29,128
Texas Instruments Inc.	1,250,000	26,625
Cisco Systems, Inc.[1]	1,300,000	24,232
Linear Technology Corp.	550,000	12,842
SAP AG (ADR)	175,000	7,033
Maxim Integrated Products, Inc.	400,000	6,276
Google Inc., Class A1	11,000	4,637
		568,794

HEALTH CARE — 17.56%
Merck & Co., Inc.	3,510,000	98,140
Medtronic, Inc.	2,060,000	71,873
Aetna Inc.	2,162,420	54,169
Amgen Inc.[1]	875,000	46,322
AstraZeneca PLC (ADR)	975,000	43,036
Eli Lilly and Co.	1,125,000	38,970
UnitedHealth Group Inc.	1,500,000	37,470
Abbott Laboratories	750,000	35,280
Pfizer Inc	1,900,000	28,500
Cardinal Health, Inc.	865,000	26,426
Bristol-Myers Squibb Co.	1,125,000	22,849
Novartis AG (ADR)	300,000	12,237
Covidien PLC	175,000	6,552
		521,824

INDUSTRIALS — 15.41%
Boeing Co.	1,600,000	68,000
General Electric Co.	5,100,000	59,772
United Parcel Service, Inc., Class B	850,000	42,491
United Technologies Corp.	760,000	39,490
CSX Corp.	850,000	29,435
Burlington Northern Santa Fe Corp.	340,000	25,004
Illinois Tool Works Inc.	650,000	24,271
Rockwell Automation	700,000	22,484
Norfolk Southern Corp.	592,800	22,331
Union Pacific Corp.	375,000	19,522
Emerson Electric Co.	600,000	19,440
Avery Dennison Corp.	550,000	14,124
Waste Management, Inc.	500,000	14,080
Eaton Corp.	300,000	13,383
Ingersoll-Rand Co. Ltd., Class A	600,000	12,540
Tyco International Ltd.	300,000	7,794
Southwest Airlines Co.	1,000,000	6,730
Pitney Bowes Inc.	300,000	6,579
General Dynamics Corp.	100,000	5,539
Lockheed Martin Corp.	60,000	4,839
		457,848

CONSUMER DISCRETIONARY — 10.44%
Target Corp.	1,765,000	69,665
Lowe’s Companies, Inc.	2,300,000	44,643
CBS Corp., Class B	6,000,000	41,520
Time Warner Inc.	1,453,333	36,609
Leggett & Platt, Inc.	2,000,000	30,460
Carnival Corp., units	650,000	16,751
Harley-Davidson, Inc.	910,000	14,751
Mattel, Inc.	700,000	11,235
Johnson Controls, Inc.	432,100	9,385
Home Depot, Inc.	300,000	7,089
News Corp., Class A	771,400	7,027
Royal Caribbean Cruises Ltd.	500,000	6,770
Honda Motor Co., Ltd. (ADR)	180,000	4,927
Magna International Inc., Class A	115,000	4,858
McGraw-Hill Companies, Inc.	150,000	4,516
		310,206

ENERGY — 7.63%
ConocoPhillips	1,880,000	79,073
Schlumberger Ltd.	1,250,000	67,637
Royal Dutch Shell PLC, Class A (ADR)	800,000	40,152
Exxon Mobil Corp.	200,000	13,982
Marathon Oil Corp.	332,700	10,024
Spectra Energy Corp	541,700	9,166
Baker Hughes Inc.	95,000	3,462
Eni SpA (ADR)	70,000	3,319
		226,815

TELECOMMUNICATION SERVICES — 7.08%
AT&T Inc.	5,200,000	129,168
Verizon Communications Inc.	2,000,000	61,460
Embarq Corp.	250,000	10,515
Qwest Communications International Inc.	2,200,000	9,130
FairPoint Communications, Inc.	3,771	2
		210,275

CONSUMER STAPLES — 5.60%
Walgreen Co.	1,107,083	32,548
PepsiCo, Inc.	550,000	30,228
Kimberly-Clark Corp.	555,000	29,099
Kellogg Co.	592,000	27,569
ConAgra Foods, Inc.	1,200,000	22,872
General Mills, Inc.	250,000	14,005
Avon Products, Inc.	280,000	7,219
H.J. Heinz Co.	80,000	2,856
		166,396

FINANCIALS — 4.80%
Bank of America Corp.	4,796,113	63,309
JPMorgan Chase & Co.	860,000	29,335
Capital One Financial Corp.	900,000	19,692
HSBC Holdings PLC (ADR)	318,749	13,314
Bank of New York Mellon Corp.	230,000	6,741
Wells Fargo & Co.	200,000	4,852
Credit Suisse Group AG (ADR)	100,000	4,573
American International Group, Inc.	500,000	580
Washington Mutual, Inc.[2]	548,570	55
Washington Mutual, Inc.[2,3]	160,001	14
		142,465

UTILITIES — 2.43%
Southern Co.	750,000	23,370
FPL Group, Inc.	400,000	22,744
FirstEnergy Corp.	370,000	14,337
Xcel Energy Inc.	250,000	4,603
Duke Energy Corp.	260,000	3,793
PPL Corp.	100,000	3,296
		72,143

MATERIALS — 0.54%
Air Products and Chemicals, Inc.	250,000	16,147

MISCELLANEOUS — 1.83%
Other common stocks in initial period of acquisition		54,234

Total common stocks (cost: $3,166,751,000)		2,747,147

Preferred stocks — 0.01%

FINANCIALS — 0.01%
Wachovia Capital Trust III 5.80%[4]	781,000	469

Total preferred stocks (cost: $501,000)		469

Rights & warrants — 0.00%

FINANCIALS — 0.00%
Washington Mutual, Inc., warrants, expire 2013[1,2,3]	60,000	—

Total rights & warrants (cost: $230,000)		—

Convertible securities — 0.09%

FINANCIALS — 0.08%
Citigroup Inc., Series D-1, 7.00% noncumulative convertible preferred[3]	60,000	2,468

MISCELLANEOUS — 0.01%
Other convertible securities in initial period of acquisition		171

Total convertible securities (cost: $3,079,000)		2,639

	Principal amount
Bonds, notes & other debt instruments — 0.09%	(000)

FINANCIALS — 0.09%
SLM Corp., Series A, 5.45% 2011	$435	400
SLM Corp., Series A, 5.00% 2013	370	300
SLM Corp., Series A, 5.375% 2014	695	559
SLM Corp., Series A, 5.00% 2015	846	645
SLM Corp., Series A, 5.00% 2018	170	113
Wells Fargo & Co. 7.98% (undated)[4]	650	540

Total bonds, notes & other debt instruments (cost: $2,192,000)		2,557

Short-term securities — 6.95%

U.S. Treasury Bills 0.187%–0.221% due 7/30–9/24/2009	42,500	42,490
Pfizer Inc 0.18%–0.22% due 7/7–8/4/2009[5]	33,200	33,197
Federal Home Loan Bank 0.20%–0.27% due 7/16–9/11/2009	23,600	23,594
Procter & Gamble International Funding S.C.A. 0.17% due 7/7/2009[5]	21,200	21,199
Freddie Mac 0.17%–0.27% due 7/30–8/10/2009	18,200	18,197
Abbott Laboratories 0.23% due 8/5/2009[5]	17,000	16,997
Merck & Co. Inc. 0.22% due 7/20/2009	16,200	16,198
Coca-Cola Co. 0.21%–0.30% due 7/13–8/7/2009[5]	11,500	11,498
PepsiCo Inc. 0.17% due 7/14/2009[5]	8,000	7,999
Medtronic Inc. 0.19% due 7/29/2009[5]	7,200	7,199
Johnson & Johnson 0.22% due 7/2/2009[5]	6,800	6,800
Jupiter Securitization Co., LLC 0.27% due 7/13/2009[5]	1,000	1,000

Total short-term securities (cost: $206,363,000)		206,368

Total investment securities (cost: $3,379,116,000)		2,959,180
Other assets less liabilities		11,809

Net assets		$2,970,989

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1 Security did not produce income during the last 12 months.
[2]	Purchased in a transaction exempt from registration under the securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date	Cost (000)	Value (000)	Percent of net assets

Washington Mutual, Inc.	4/8/2008	$4,647	$55	.00%
Washington Mutual, Inc.	4/8/2008	1,323	14	.00
Washington Mutual, Inc., warrants, expire 2013	4/8/2008	230	—	.00

Total restricted securities		$6,200	$69	.00%

[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $2,482,000, which represented .08% of the net assets of the fund.
[4]	Coupon rate may change periodically.
[5]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $105,889,000, which represented 3.56% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

Global Growth and Income Fund
Investment portfolio

June 30, 2009
unaudited

Common stocks — 84.19%	Shares	Value (000)

FINANCIALS — 12.35%
Macquarie Group Ltd.[1]	750,000	$23,563
HSBC Holdings PLC (Hong Kong)[1]	1,020,000	8,548
HSBC Holdings PLC (ADR)	200,000	8,354
Industrial and Commercial Bank of China Ltd., Class H1	24,137,000	16,764
Australia and New Zealand Banking Group Ltd.[1]	1,140,628	15,082
JPMorgan Chase & Co.	353,200	12,048
BNP Paribas SA1	183,909	11,931
Berkshire Hathaway Inc., Class B2	3,720	10,772
Champion Real Estate Investment Trust[1]	32,812,550	10,708
Prudential PLC[1]	1,434,931	9,759
QBE Insurance Group Ltd.[1]	585,000	9,337
PNC Financial Services Group, Inc.	236,204	9,167
Macquarie International Infrastructure Fund Ltd.[1]	36,200,164	9,056
People’s United Financial, Inc.	585,000	8,798
China Life Insurance Co. Ltd., Class H1	2,297,000	8,482
AXA SA1	407,222	7,696
Fairfax Financial Holdings Ltd.	27,000	6,782
Unibail-Rodamco, non-registered shares[1]	42,000	6,270
Lloyds Banking Group PLC[1]	4,860,000	5,590
Hospitality Properties Trust	375,000	4,459
Banco Santander, SA1	300,000	3,619
Bank of America Corp.	242,146	3,196
Citigroup Inc.	1,000,000	2,970
Singapore Exchange Ltd.[1]	500,000	2,444
Frasers Commercial Trust[1]	16,000,000	2,387
ING Groep NV, depository receipts[1]	200,000	2,012
Société Générale[1]	10,368	566
		220,360

INFORMATION TECHNOLOGY — 12.30%
Microsoft Corp.	2,560,000	60,851
Samsung Electronics Co., Ltd.[1]	59,000	27,355
Google Inc., Class A2	51,000	21,501
International Business Machines Corp.	200,000	20,884
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,618,220	15,227
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	960,000	1,597
Novellus Systems, Inc.[2]	1,000,000	16,700
KLA-Tencor Corp.	500,000	12,625
HTC Corp.[1]	732,600	10,314
STMicroelectronics NV1	1,000,000	7,500
Automatic Data Processing, Inc.	205,000	7,265
Cisco Systems, Inc.[2]	352,000	6,561
Yahoo! Inc.[2]	221,000	3,461
Mediatek Incorporation[1]	250,000	2,978
Apple Inc.[2]	20,000	2,849
Tyco Electronics Ltd.	100,000	1,859
		219,527

MATERIALS — 10.87%
Yamana Gold Inc.	4,000,000	35,578
Newmont Mining Corp.	800,000	32,696
Barrick Gold Corp.	950,000	31,873
Rio Tinto PLC[1]	700,000	24,357
United States Steel Corp.	500,000	17,870
BHP Billiton Ltd. (ADR)	150,000	8,210
BHP Billiton Ltd.[1]	258,000	7,073
Alcoa Inc.	900,000	9,297
Grupo México, SAB de CV, Series B	7,974,440	8,706
Impala Platinum Holdings Ltd.[1]	316,648	7,020
Gold Fields Ltd.[1]	500,000	6,042
Monsanto Co.	70,000	5,204
		193,926

TELECOMMUNICATION SERVICES — 10.17%
Telefónica, SA1	2,288,000	51,864
AT&T Inc.	1,125,000	27,945
Verizon Communications Inc.	850,000	26,120
Qwest Communications International Inc.	5,000,000	20,750
Koninklijke KPN NV1	1,382,000	19,032
China Telecom Corp. Ltd., Class H1	25,000,000	12,362
SOFTBANK CORP.[1]	567,000	11,011
Bell Aliant Regional Communications Income Fund	380,000	8,613
Telefónica 02 Czech Republic, AS1	165,000	3,752
		181,449

CONSUMER STAPLES — 9.23%
Kraft Foods Inc., Class A	898,000	22,755
Diageo PLC[1]	1,526,000	21,904
Anheuser-Busch InBev NV1	500,000	18,095
British American Tobacco PLC[1]	655,000	18,086
Shoppers Drug Mart Corp.	374,500	16,104
Tesco PLC[1]	2,555,000	14,885
C&C Group PLC[1]	4,000,000	13,505
Coca-Cola Amatil Ltd.[1]	1,066,728	7,391
SYSCO Corp.	325,000	7,306
Coca-Cola Co.	143,000	6,863
Beiersdorf AG1	125,000	5,891
Avon Products, Inc.	133,000	3,429
Colgate-Palmolive Co.	35,000	2,476
Unilever NV, depository receipts[1]	90,300	2,178
SABMiller PLC[1]	100,000	2,035
Philip Morris International Inc.	40,000	1,745
		164,648

HEALTH CARE — 7.23%
Merck & Co., Inc.	1,017,000	28,435
Bayer AG, non-registered shares[1]	316,000	16,963
Roche Holding AG1	117,850	16,041
UCB SA1	500,000	16,023
Schering-Plough Corp.	500,000	12,560
Novo Nordisk A/S, Class B1	140,000	7,611
Sonic Healthcare Ltd.[1]	750,000	7,427
CSL Ltd.[1]	250,000	6,463
Abbott Laboratories	130,000	6,115
Johnson & Johnson	102,000	5,794
Smith & Nephew PLC[1]	750,000	5,558
		128,990

INDUSTRIALS — 6.20%
Schneider Electric SA1	276,322	21,126
Joy Global Inc.	550,000	19,646
Waste Management, Inc.	425,000	11,968
General Electric Co.	1,000,000	11,720
Rickmers Maritime[1,3]	27,420,000	9,898
Emerson Electric Co.	290,000	9,396
Tyco International Ltd.	300,000	7,794
Finmeccanica SpA[1]	382,583	5,397
Boeing Co.	100,000	4,250
Siemens AG1	46,500	3,218
URS Corp.[2]	64,000	3,170
Capita Group PLC[1]	262,000	3,087
		110,670

ENERGY — 6.05%
TOTAL SA1	490,000	26,531
China National Offshore Oil Corp.[1]	15,000,000	18,471
Baker Hughes Inc.	500,000	18,220
Saipem SpA, Class S1	592,000	14,446
EnCana Corp.	267,000	13,246
Royal Dutch Shell PLC, Class A (ADR)	129,000	6,475
Tenaris SA (ADR)	181,000	4,894
Diamond Offshore Drilling, Inc.	41,000	3,405
Reliance Industries Ltd.[1,2]	53,000	2,243
		107,931

CONSUMER DISCRETIONARY — 5.88%
Virgin Media Inc.[2]	2,015,000	18,840
Carphone Warehouse Group PLC[1]	5,691,100	14,894
Toyota Motor Corp.[1]	378,000	14,289
McDonald’s Corp.	230,000	13,223
Carnival Corp., units	500,000	12,885
Honda Motor Co., Ltd.[1]	218,000	5,969
Saks Inc.[2]	1,200,000	5,316
GOME Electrical Appliances Holding Ltd.[1]	20,515,000	5,109
Time Warner Inc.	160,000	4,030
News Corp., Class A	425,000	3,872
H & M Hennes & Mauritz AB, Class B1	73,805	3,689
adidas AG1	62,700	2,388
Time Warner Cable Inc.[2]	12,550	398
		104,902

UTILITIES — 3.66%
GDF Suez[1]	415,201	15,506
Duke Energy Corp.	812,200	11,850
Exelon Corp.	150,000	7,681
Snam Rete Gas SpA[1]	1,435,000	6,311
Electricité de France SA1	125,000	6,094
SUEZ Environnement Co.[1]	336,000	5,890
DUET Group[1]	4,418,377	5,462
Reliant Energy, Inc.[2]	673,000	3,372
Hongkong Electric Holdings Ltd.[1]	576,000	3,204
		65,370

MISCELLANEOUS — 0.25%
Other common stocks in initial period of acquisition		4,584

Total common stocks (cost: $1,776,600,000)		1,502,357

Preferred stocks — 1.67%

FINANCIALS — 1.67%
SMFG Preferred Capital USD 3 Ltd. 9.50%[4,5]	13,975,000	13,696
SMFG Preferred Capital USD 2 Ltd. 8.75% noncumulative[4]	800,000	788
Barclays Bank PLC 14.00%[5]	3,570,000	6,736
Woori Bank 6.208%[4,5]	4,700,000	3,417
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative[4,5]	3,955,000	1,620
Shinsei Finance (Cayman) Ltd. 6.418% noncumulative[4,5]	4,322,000	1,583
Resona Preferred Global Securities (Cayman) Ltd. 7.191%[4,5]	2,355,000	1,721
Shinhan Bank 5.663%[5]	335,000	233
Shinhan Bank 6.819%[5]	100,000	70

Total preferred stocks (cost: $31,550,000)		29,864

Rights & warrants — 0.24%

MISCELLANEOUS — 0.24%
Other rights & warrants in initial period of acquisition		4,218

Total rights & warrants (cost: $3,483,000)		4,218

Convertible securities — 0.59%	Principal amount

MATERIALS — 0.59%
Alcoa Inc., 5.25% convertible notes 2014	$6,000,000	10,538

Total convertible securities (cost: $6,000,000)		10,538

	Principal amount	Value
Bonds, notes & other debt instruments — 3.67%	(000)	(000)

FINANCIALS — 1.13%
Sovereign Bancorp, Inc. 8.75% 2018	$8,850	$8,731
Zions Bancorporation 5.65% 2014	1,310	947
Zions Bancorporation 5.50% 2015	5,880	4,238
Zions Bancorporation 6.00% 2015	3,955	2,831
Resona Bank, Ltd. 5.85% (undated)[4,5]	3,490	2,638
First Tennessee Bank 5.05% 2015	1,100	853
		20,238

CONSUMER DISCRETIONARY — 0.58%
NTL Cable PLC 9.50% 2016	5,000	4,950
Royal Caribbean Cruises Ltd. 11.875% 2015	4,125	4,063
MGM MIRAGE 8.50% 2010	1,525	1,392
		10,405

INFORMATION TECHNOLOGY — 0.56%
NXP BV and NXP Funding LLC 3.881% 2013[5]	7,200	2,907
NXP BV and NXP Funding LLC 7.875% 2014	11,550	5,313
Freescale Semiconductor, Inc., Term Loan B, 2.07% 2013[6,7]	2,417	1,774
		9,994

TELECOMMUNICATION SERVICES — 0.47%
Digicel Group Ltd. 12.00% 2014[4]	8,225	8,348

BONDS & NOTES OF GOVERNMENTS AND GOVERNMENT AGENCIES OUTSIDE OF THE U.S. — 0.41%
Brazil (Federal Republic of) 10.00% 2017[1]	BRL16,500	7,304

MORTGAGE-BACKED OBLIGATIONS[6] — 0.23%
Citigroup Mortgage Loan Trust, Inc., Series 2007-9, Class 2-A-1, 6.50% 2037	$6,966	4,053

CONSUMER STAPLES — 0.17%
H.J. Heinz Co. 15.59% 2011[4,5]	2,400	3,004

BONDS & NOTES OF U.S. GOVERNMENT AGENCIES — 0.12%
CoBank ACB 1.229% 2022[4,5]	5,050	2,146

Total bonds, notes & other debt instruments (cost: $61,619,000)		65,492

Short-term securities — 10.19%

Federal Home Loan Bank 0.15%–0.56% due 7/2–9/29/2009	75,500	75,484
U.S. Treasury Bills 0.17%–0.195% due 8/27–9/17/2009	30,200	30,191
General Electric Capital Corp. 0.15% due 7/1/2009	16,600	16,600
Société Générale North America, Inc. 0.65% due 7/20/2009	12,300	12,297
International Bank for Reconstruction and Development 0.23%–0.50% due 9/15–9/28/2009	10,250	10,243
Jupiter Securitization Co., LLC 0.30% due 7/13/2009[4]	10,000	9,999
Freddie Mac 0.56% due 8/17/2009	10,000	9,998
Fannie Mae 0.52% due 7/29/2009	8,200	8,199
Denmark (Kingdom of) 0.22% due 9/18/2009	5,300	5,296
Bank of Nova Scotia 0.19% due 7/6/2009	3,500	3,500

Total short-term securities (cost: $181,797,000)		181,807

Total investment securities (cost: $2,061,049,000)		1,794,276
Other assets less liabilities		(9,793)

Net assets		$1,784,483

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]
Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $732,879,000, which represented 41.07% of the net assets of the fund. This amount includes $723,187,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Security did not produce income during the last 12 months.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $48,960,000, which represented 2.74% of the net assets of the fund.

[5]	Coupon rate may change periodically.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]
Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,774,000, which represented .10% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts
BRL = Brazilian reais

Growth-Income Fund
Investment portfolio

June 30, 2009
unaudited

Common stocks — 85.94%	Shares	Value (000)

INFORMATION TECHNOLOGY — 23.56%
Microsoft Corp.	24,650,100	$585,933
Oracle Corp.	26,067,500	558,366
Yahoo! Inc.[1]	24,560,000	384,610
Hewlett-Packard Co.	9,685,000	374,325
Google Inc., Class A1	662,500	279,303
Intel Corp.	16,600,000	274,730
International Business Machines Corp.	2,500,000	261,050
Cisco Systems, Inc.[1]	12,400,000	231,136
Corning Inc.	11,500,000	184,690
SAP AG2	2,736,574	110,292
SAP AG (ADR)	920,000	36,975
Flextronics International Ltd.[1]	31,500,000	129,465
Nokia Corp.[2]	8,205,000	119,703
NVIDIA Corp.[1]	7,300,000	82,417
Linear Technology Corp.	3,500,000	81,725
Xilinx, Inc.	3,869,200	79,164
Taiwan Semiconductor Manufacturing Co. Ltd.[2]	46,315,214	77,030
HTC Corp.[2]	4,870,000	68,563
eBay Inc.[1]	4,000,000	68,520
McAfee, Inc.[1]	1,600,000	67,504
Nintendo Co., Ltd.[2]	205,000	56,414
Texas Instruments Inc.	2,625,000	55,912
HOYA CORP.[2]	2,604,600	52,148
QUALCOMM Inc.	1,150,000	51,980
Automatic Data Processing, Inc.	1,455,000	51,565
Paychex, Inc.	2,025,141	51,033
Intuit Inc.[1]	1,800,000	50,688
Analog Devices, Inc.	1,750,000	43,365
Maxim Integrated Products, Inc.	2,700,000	42,363
Redecard SA, ordinary nominative	2,393,650	36,783
KLA-Tencor Corp.	1,200,000	30,300
Motorola, Inc.	4,362,500	28,923
Autodesk, Inc.[1]	1,400,000	26,572
Tencent Holdings Ltd.[2]	2,250,000	26,199
Affiliated Computer Services, Inc., Class A1	503,400	22,361
Microchip Technology Inc.	820,000	18,491
Visa Inc., Class A	202,088	12,582
Canon, Inc.[2]	300,000	9,764
Advanced Micro Devices, Inc.[1]	2,000,000	7,740
Dell Inc.[1]	500,000	6,865
Western Union Co.	400,000	6,560
MEMC Electronic Materials, Inc.[1]	200,000	3,562
Apple Inc.[1]	10,000	1,424
Tyco Electronics Ltd.	47,500	883
		4,749,978

CONSUMER DISCRETIONARY — 10.81%
Time Warner Inc.	11,899,589	299,751
Target Corp.	5,678,912	224,147
Lowe’s Companies, Inc.	9,930,477	192,750
Best Buy Co., Inc.	4,800,000	160,752
News Corp., Class A	14,500,200	132,097
Time Warner Cable Inc.[1]	3,427,242	108,541
Magna International Inc., Class A	2,188,500	92,442
Mattel, Inc.	5,400,000	86,670
Royal Caribbean Cruises Ltd.	6,370,000	86,250
Omnicom Group Inc.	2,590,000	81,792
Staples, Inc.	3,900,000	78,663
Carnival PLC[2]	2,949,590	78,230
Fiat SpA[1,2]	7,000,000	70,990
Walt Disney Co.	3,000,000	69,990
Amazon.com, Inc.[1]	818,000	68,434
Carnival Corp., units	2,124,200	54,741
D.R. Horton, Inc.	5,000,000	46,800
VF Corp.	800,000	44,280
Toyota Motor Corp.[2]	900,000	34,022
Harley-Davidson, Inc.	1,950,000	31,609
Comcast Corp., Class A	1,800,000	26,082
Kohl’s Corp.[1]	600,000	25,650
SEGA SAMMY HOLDINGS INC.[2]	1,880,000	23,771
McDonald’s Corp.	400,000	22,996
Office Depot, Inc.[1]	4,500,000	20,520
Home Depot, Inc.	600,000	14,178
Harman International Industries, Inc.	185,000	3,478
		2,179,626

INDUSTRIALS — 10.33%
United Technologies Corp.	4,075,000	211,737
United Parcel Service, Inc., Class B	3,800,000	189,962
General Electric Co.	12,150,000	142,398
General Dynamics Corp.	2,357,000	130,554
Precision Castparts Corp.	1,654,000	120,792
CSX Corp.	3,466,623	120,049
3M Co.	1,850,000	111,185
Burlington Northern Santa Fe Corp.	1,480,200	108,854
Avery Dennison Corp.	3,955,000	101,565
Norfolk Southern Corp.	2,665,300	100,402
Boeing Co.	2,138,400	90,882
Union Pacific Corp.	1,700,900	88,549
Lockheed Martin Corp.	965,000	77,827
Southwest Airlines Co.	10,945,000	73,660
Tyco International Ltd.	2,830,075	73,525
Rockwell Automation	1,900,000	61,028
Waste Management, Inc.	2,150,000	60,544
Deere & Co.	1,275,000	50,936
Emerson Electric Co.	1,400,000	45,360
Ingersoll-Rand Co. Ltd., Class A	1,900,000	39,710
Eaton Corp.	800,000	35,688
Pitney Bowes Inc.	1,552,200	34,040
Continental Airlines, Inc., Class B1	800,000	7,088
AMR Corp.[1]	1,500,000	6,030
		2,082,365

HEALTH CARE — 9.65%
Merck & Co., Inc.	7,500,000	209,700
Medtronic, Inc.	5,115,000	178,462
Abbott Laboratories	3,255,000	153,115
Schering-Plough Corp.	6,052,300	152,034
Aetna Inc.	6,000,000	150,300
Roche Holding AG2	925,000	125,909
McKesson Corp.	2,000,000	88,000
UnitedHealth Group Inc.	3,500,000	87,430
Medco Health Solutions, Inc.[1]	1,800,000	82,098
Cardinal Health, Inc.	2,650,000	80,958
Hologic, Inc.[1]	5,661,300	80,560
CIGNA Corp.	3,000,000	72,270
Amgen Inc.[1]	1,308,000	69,246
Novartis AG (ADR)	1,300,000	53,027
Pfizer Inc	3,460,000	51,900
WellPoint, Inc.[1]	1,000,000	50,890
AstraZeneca PLC (ADR)	678,400	29,945
AstraZeneca PLC (Sweden)[2]	242,000	10,742
Johnson & Johnson	700,000	39,760
ResMed Inc[1]	800,000	32,584
Teva Pharmaceutical Industries Ltd. (ADR)	515,000	25,410
Myriad Genetics, Inc.[1]	711,800	25,376
Eli Lilly and Co.	650,000	22,516
Covidien PLC	578,750	21,668
Masimo Corp.[1]	750,000	18,083
Thermo Fisher Scientific Inc.[1]	390,000	15,900
St. Jude Medical, Inc.[1]	360,000	14,796
ev3 Inc.[1]	234,900	2,518
		1,945,197

ENERGY — 7.46%
Schlumberger Ltd.	5,225,000	282,725
Royal Dutch Shell PLC, Class A (ADR)	3,835,000	192,479
Royal Dutch Shell PLC, Class B (ADR)	831,402	42,285
Royal Dutch Shell PLC, Class B2	139,816	3,528
Chevron Corp.	2,913,200	192,999
ConocoPhillips	3,551,200	149,363
Halliburton Co.	5,280,000	109,296
Baker Hughes Inc.	2,975,000	108,409
Marathon Oil Corp.	3,425,000	103,195
Devon Energy Corp.	1,475,000	80,387
Hess Corp.	1,250,000	67,188
Eni SpA[2]	2,250,000	53,359
China National Offshore Oil Corp.[2]	35,000,000	43,100
EOG Resources, Inc.	345,000	23,432
Canadian Natural Resources, Ltd.	385,000	20,265
Exxon Mobil Corp.	250,000	17,478
Smith International, Inc.	238,800	6,149
Spectra Energy Corp	332,500	5,626
OAO Gazprom (ADR)[2]	142,100	2,896
		1,504,159

CONSUMER STAPLES — 7.21%
Philip Morris International Inc.	6,475,000	282,440
PepsiCo, Inc.	4,568,419	251,080
Molson Coors Brewing Co., Class B	4,781,900	202,418
Avon Products, Inc.	5,207,674	134,254
Colgate-Palmolive Co.	1,767,323	125,020
Wal-Mart Stores, Inc.	2,000,000	96,880
Kraft Foods Inc., Class A	3,025,000	76,654
CVS/Caremark Corp.	2,291,500	73,030
Procter & Gamble Co.	1,000,000	51,100
Sara Lee Corp.	5,000,000	48,800
Kellogg Co.	930,000	43,310
Walgreen Co.	1,000,000	29,400
Altria Group, Inc.	1,475,000	24,175
Kimberly-Clark Corp.	280,000	14,680
		1,453,241

FINANCIALS — 5.79%
Bank of America Corp.	13,341,452	176,107
JPMorgan Chase & Co.	4,247,900	144,896
HSBC Holdings PLC (Hong Kong)[2]	8,105,309	67,925
HSBC Holdings PLC (ADR)	1,538,570	64,266
Capital One Financial Corp.	5,000,000	109,400
State Street Corp.	2,071,400	97,770
Credit Suisse Group AG2	1,570,000	71,706
Bank of New York Mellon Corp.	2,263,405	66,340
Arthur J. Gallagher & Co.	2,925,000	62,420
Citigroup Inc.	20,000,000	59,400
American Express Co.	2,500,000	58,100
Banco Santander, SA2	4,687,500	56,551
Bank of China Ltd., Class H2	71,260,000	33,768
Marsh & McLennan Companies, Inc.	1,455,000	29,289
American International Group, Inc.	13,866,700	16,085
Allstate Corp.	635,000	15,494
Berkshire Hathaway Inc., Class A1	171	15,390
XL Capital Ltd, Class A	662,440	7,592
Freddie Mac[1]	9,940,000	6,163
Genworth Financial, Inc., Class A	696,500	4,869
Radian Group Inc.	660,000	1,795
Indiabulls Real Estate Ltd. (GDR)[2]	387,915	1,583
Washington Mutual, Inc.[3]	8,533,333	862
Washington Mutual, Inc.[2,3]	4,266,667	366
		1,168,137

TELECOMMUNICATION SERVICES — 4.23%
AT&T Inc.	12,077,400	300,003
Verizon Communications Inc.	6,014,831	184,836
Telephone and Data Systems, Inc.	3,100,700	87,750
Telephone and Data Systems, Inc., special common shares	2,300,900	59,731
Qwest Communications International Inc.	26,710,200	110,847
Sprint Nextel Corp., Series 1[1]	9,934,100	47,783
Embarq Corp.	1,057,500	44,478
CenturyTel, Inc.	600,000	18,420
		853,848

MATERIALS — 2.58%
Air Products and Chemicals, Inc.	2,000,000	129,180
Rio Tinto PLC[2]	2,605,000	90,644
Sealed Air Corp.	3,200,000	59,040
Monsanto Co.	721,700	53,651
Salzgitter AG2	511,743	44,978
SSAB Svenskt Stål AB, Class A2	3,276,684	38,140
United States Steel Corp.	938,820	33,554
Potash Corp. of Saskatchewan Inc.	285,000	26,519
Syngenta AG2	100,000	23,233
Akzo Nobel NV2	247,000	10,866
Mosaic Co.	157,531	6,979
MeadWestvaco Corp.	258,200	4,237
		521,021

UTILITIES — 2.25%
Exelon Corp.	3,035,000	155,422
Dominion Resources, Inc.	2,500,000	83,550
Public Service Enterprise Group Inc.	1,785,000	58,245
PPL Corp.	1,700,000	56,032
FirstEnergy Corp.	1,430,000	55,412
FPL Group, Inc.	600,000	34,116
Duke Energy Corp.	665,000	9,702
American Electric Power Co., Inc.	67,900	1,962
		454,441

MISCELLANEOUS — 2.07%
Other common stocks in initial period of acquisition		417,699

Total common stocks (cost: $20,280,009,000)		17,329,712

Preferred stocks — 0.02%

FINANCIALS — 0.02%
Wachovia Capital Trust III 5.80%[4]	4,345,000	2,608
Wells Fargo Capital XV 9.75%[4]	1,565,000	1,515

Total preferred stocks (cost: $3,840,000)		4,123

Rights & warrants — 0.03%

FINANCIALS — 0.00%
Washington Mutual, Inc., warrants, expire 2013[1,2,3]	1,600,000	—

MISCELLANEOUS — 0.03%
Other rights & warrants in initial period of acquisition		6,719

Total rights & warrants (cost: $14,634,000)		6,719

Convertible securities — 0.46%

FINANCIALS — 0.37%
Citigroup Inc., Series D-1, 7.00% noncumulative convertible preferred[2]	1,777,000	73,076
American International Group, Inc. 8.50% convertible preferred 2011, units	152,950	1,456
		74,532

		Value
Convertible securities		(000)

MISCELLANEOUS — 0.09%
Other convertible securities in initial period of acquisition		$19,238

Total convertible securities (cost: $114,732,000)		93,770

	Principal amount
Bonds, notes & other debt instruments — 0.06%	(000)

FINANCIALS — 0.04%
Wells Fargo Capital XIII 7.70% (undated)[4]	$780	648
Wells Fargo & Co. 7.98% (undated)[4]	7,185	5,973
Bank of America Corp. 4.25% 2010	310	311
Bank of America Corp. 4.375% 2010	2,085	2,091
		9,023

CONSUMER STAPLES — 0.02%
H.J. Heinz Co. 15.59% 2011[4,5]	2,900	3,629

Total bonds, notes & other debt instruments (cost: $11,504,000)		12,652

Short-term securities — 13.60%

Federal Home Loan Bank 0.13%–0.27% due 7/1–9/11/2009	661,886	661,771
U.S. Treasury Bills 0.155%–1.40% due 7/2–10/29/2009	595,390	595,272
Freddie Mac 0.20%–0.75% due 7/7–10/26/2009	571,400	571,119
Fannie Mae 0.18%–0.40% due 7/1–12/29/2009	239,900	239,772
Pfizer Inc 0.18%–0.34% due 7/7–12/28/2009[5]	130,800	130,691
Medtronic Inc. 0.19% due 7/9–7/30/2009[5]	88,000	87,983
Coca-Cola Co. 0.25%–0.33% due 8/18–9/2/2009[5]	78,344	78,321
Merck & Co. Inc. 0.20%–0.22% due 7/20–7/28/2009	73,100	73,089
Abbott Laboratories 0.17%–0.23% due 8/5–8/21/2009[5]	56,000	55,988
General Electric Capital Corp., FDIC insured, 0.23% due 7/30/2009	50,000	49,993
Procter & Gamble International Funding S.C.A. 0.17%–0.19% due 7/7–8/3/2009[5]	48,500	48,497
Johnson & Johnson 0.22%–0.25% due 7/2–10/27/2009[5]	46,500	46,468
Yale University 0.17% due 7/17/2009	45,700	45,696
Park Avenue Receivables Co., LLC 0.30% due 7/6/2009[5]	30,900	30,899
NetJets Inc. 0.17% due 7/15/2009[5]	18,700	18,699
Private Export Funding Corp. 0.26% due 9/25/2009[5]	7,300	7,297

Total short-term securities (cost: $2,741,527,000)		2,741,555

Total investment securities (cost: $23,166,246,000)		20,188,531
Other assets less liabilities		(22,718)

Net assets		$20,165,813

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]
Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $1,541,054,000, which represented 7.64% of the net assets of the fund. This amount includes $1,466,026,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[3]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date	Cost (000)	Value (000)	Percent of net assets

Washington Mutual, Inc.	4/8/2008	$70,579	$862	.00%
Washington Mutual, Inc.	4/8/2008	35,290	366	.00
Washington Mutual, Inc., warrants, expire 2013	4/8/2008	6,131	—	.00

Total restricted securities		$112,000	$1,228	.00%

[4]	Coupon rate may change periodically.
[5]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $508,472,000, which represented 2.52% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

International Growth and Income Fund
Investment portfolio

June 30, 2009
unaudited

Common stocks — 83.66%	Shares	Value (000)

CONSUMER DISCRETIONARY — 11.97%
Yue Yuen Industrial (Holdings) Ltd.[1]	493,500	$1,162
Fiat SpA[1,2]	81,300	824
Vivendi SA1	30,645	734
Esprit Holdings Ltd.[1]	83,200	463
Belle International Holdings Ltd.[1]	518,000	455
Industria de Diseño Textil, SA1	7,150	343
Toyota Motor Corp.[1]	8,100	306
adidas AG1	8,000	305
Accor SA1	7,600	302
Peugeot SA1,2	9,600	253
OPAP SA1	9,513	253
Honda Motor Co., Ltd.[1]	8,000	219
Marks and Spencer Group PLC[1]	37,400	189
TUI Travel PLC[1]	45,000	172
H & M Hennes & Mauritz AB, Class B1	3,000	150
Li & Fung Ltd.[1]	50,000	134
Swatch Group Ltd, non-registered shares[1]	740	119
		6,383

FINANCIALS — 11.93%
Société Générale[1]	25,431	1,387
AXA SA1	42,898	811
Banco Santander, SA1	59,300	715
China Construction Bank Corp., Class H1	800,000	618
Bank of China Ltd., Class H1	1,200,000	569
Itaú Unibanco Banco Múltiplo SA, preferred nominative	27,500	436
Industrial and Commercial Bank of China Ltd., Class H1	453,000	315
Prudential PLC[1]	35,000	238
Australia and New Zealand Banking Group Ltd.[1]	18,000	238
BNP Paribas SA1	3,120	202
QBE Insurance Group Ltd.[1]	11,700	187
Kasikornbank PCL, nonvoting depository receipt[1]	95,900	185
Japan Real Estate Investment Corp.[1]	21	174
Credit Suisse Group AG1	2,800	128
Unibail-Rodamco, non-registered shares[1]	600	90
Sberbank (Savings Bank of the Russian Federation) (GDR)[1]	300	66
		6,359

TELECOMMUNICATION SERVICES — 10.63%
Telekom Austria AG, non-registered shares[1]	90,512	1,416
Telefónica, SA1	50,425	1,143
América Móvil, SAB de CV, Series L (ADR)	18,300	708
Telekomunikacja Polska SA1	122,500	595
Philippine Long Distance Telephone Co.[1]	8,300	413
Advanced Info Service PCL[1]	125,000	332
Chunghwa Telecom Co., Ltd.[1]	160,000	319
Millicom International Cellular SA2	5,400	304
Telecom Italia SpA, nonvoting[1]	255,000	251
Taiwan Mobile Co., Ltd.[1]	66,000	113
France Télécom SA1	3,200	73
		5,667

MATERIALS — 9.13%
ArcelorMittal[1]	24,800	814
Linde AG1	8,580	705
Syngenta AG1	2,530	588
Akzo Nobel NV1	10,700	471
Rio Tinto PLC[1]	12,362	430
Israel Chemicals Ltd.[1]	40,200	396
CRH PLC[1]	16,457	377
Impala Platinum Holdings Ltd.[1]	16,900	375
Koninklijke DSM NV1	11,000	344
BASF SE1	5,000	199
Givaudan SA1	272	167
		4,866

INFORMATION TECHNOLOGY — 8.10%
Quanta Computer Inc.[1]	590,000	956
Redecard SA, ordinary nominative	43,960	676
Nintendo Co., Ltd.[1]	2,400	660
Acer Inc.[1]	291,000	504
HTC Corp.[1]	34,500	486
NetEase.com, Inc. (ADR)[2]	12,400	436
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	203,000	338
Konica Minolta Holdings, Inc.[1]	17,000	177
Delta Electronics, Inc.[1]	38,000	86
		4,319

HEALTH CARE — 8.03%
Novartis AG1	51,155	2,079
Bayer AG, non-registered shares[1]	20,350	1,092
Cochlear Ltd.[1]	10,190	473
Orion Oyj, Class B1	16,230	255
Sonic Healthcare Ltd.[1]	23,075	229
Teva Pharmaceutical Industries Ltd. (ADR)	3,100	153
		4,281

INDUSTRIALS — 7.95%
AB Volvo, Class B1	142,000	880
MAN AG1	10,120	622
Qantas Airways Ltd.[1]	323,000	521
Deutsche Post AG1	39,440	515
Schneider Electric SA1	5,210	398
Embraer — Empresa Brasileira de Aeronáutica SA, ordinary nominative	72,000	299
Air France[1]	21,600	277
Sandvik AB1	35,522	265
Alstom SA1	3,150	187
Legrand SA1	6,860	150
Geberit AG1	1,000	123
		4,237

CONSUMER STAPLES — 6.08%
Philip Morris International Inc.	22,300	973
Anheuser-Busch InBev NV1	26,770	969
Wilmar International Ltd.[1]	265,000	916
Wesfarmers Ltd.[1]	13,000	237
Danone SA1	2,964	146
		3,241

UTILITIES — 4.80%
E.ON AG1	30,550	1,084
GDF Suez[1]	14,700	549
Hongkong Electric Holdings Ltd.[1]	95,500	532
RWE AG1	5,020	396
		2,561

ENERGY — 3.67%
OAO Gazprom (ADR)[1]	28,400	579
Eni SpA[1]	21,650	513
China National Offshore Oil Corp.[1]	340,000	419
Woodside Petroleum Ltd.[1]	7,550	262
BP PLC[1]	23,600	186
		1,959

MISCELLANEOUS — 1.37%
Other common stocks in initial period of acquisition		734

Total common stocks (cost: $39,432,000)		44,607

Preferred stocks — 0.80%

FINANCIALS — 0.80%
Mizuho Capital Investment (USD) 2 Ltd. 14.95%[3,4]	200,000	236
Barclays Bank PLC 14.00%[4]	100,000	189

Total preferred stocks (cost: $370,000)		425

Rights & warrants — 0.05%

MATERIALS — 0.05%
Rio Tinto PLC, rights, expire 2009[1,2]	2,552	29

Total rights & warrants (cost: $21,000)		29

	Principal amount	Value
Bonds, notes & other debt instruments — 4.37%	(000)	(000)

TELECOMMUNICATION SERVICES — 1.78%
Telecom Italia Capital SA, Series B, 5.25% 2013	645	633
Telecom Italia Capital SA 4.95% 2014	330	316
		949

FINANCIALS — 1.68%
Westfield Group 5.40% 2012[3]	295	283
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 2014[3]	40	36
Westfield Group 5.70% 2016[3]	10	9
Westfield Group 7.125% 2018[3]	335	311
Royal Bank of Scotland Group PLC 5.00% 2014	322	258
		897

INFORMATION TECHNOLOGY — 0.45%
NXP BV and NXP Funding LLC 9.50% 2015	665	238

CONSUMER DISCRETIONARY — 0.39%
DaimlerChrysler North America Holding Corp. 7.20% 2009	206	207

ENERGY — 0.07%
Husky Energy Inc. 5.90% 2014	20	21
Husky Energy Inc. 7.25% 2019	15	16
		37

Total bonds, notes & other debt instruments (cost: $2,028,000)		2,328

Short-term securities — 9.47%

Federal Home Loan Bank 0.19% due 8/14/2009	1,400	1,399
General Electric Capital Corp. 0.15% due 7/1/2009	1,100	1,100
U.S. Treasury Bill 0.176% due 8/20/2009	1,100	1,100
Alcon Capital Corp. 0.20% due 7/13/2009[3]	500	500
Abbott Laboratories 0.20% due 8/14/2009[3]	500	500
Freddie Mac 0.40% due 7/7/2009	450	450

Total short-term securities (cost: $5,049,000)		5,049

Total investment securities (cost: $46,900,000)		52,438
Other assets less liabilities		878

Net assets		$53,316

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]
Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $40,540,000, which represented 76.04% of the net assets of the fund. This amount includes $40,474,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Security did not produce income during the last 12 months.
[3]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,875,000, which represented 3.52% of the net assets of the fund.

[4]	Coupon rate may change periodically.

Key to abbreviations

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

Asset Allocation Fund
Investment portfolio

June 30, 2009
unaudited

Common stocks — 66.94%	Shares	Value (000)

INFORMATION TECHNOLOGY — 14.02%
Cisco Systems, Inc.[1]	6,810,000	$126,938
International Business Machines Corp.	1,180,000	123,216
Hewlett-Packard Co.	2,930,000	113,244
Oracle Corp.	4,522,500	96,872
Microsoft Corp.	4,000,000	95,080
Applied Materials, Inc.	8,100,000	88,857
Yahoo! Inc.[1]	4,000,000	62,640
Google Inc., Class A1	145,000	61,131
Paychex, Inc.	2,420,000	60,984
Apple Inc.[1]	380,000	54,123
KLA-Tencor Corp.	1,750,000	44,187
Avnet, Inc.[1]	2,000,000	42,060
Intel Corp.	2,500,000	41,375
Xilinx, Inc.	2,000,000	40,920
SAP AG (ADR)	1,000,000	40,190
Samsung Electronics Co., Ltd.[2]	50,000	23,183
EMC Corp.[1]	1,300,000	17,030
VMware, Inc., Class A1	400,000	10,908
		1,142,938

MATERIALS — 8.61%
Monsanto Co.	1,740,000	129,352
BHP Billiton Ltd.[2]	4,340,000	118,978
Newmont Mining Corp.	2,165,000	88,483
Dow Chemical Co.	4,000,000	64,560
Vulcan Materials Co.	1,400,000	60,340
Praxair, Inc.	700,000	49,749
Sigma-Aldrich Corp.	920,000	45,595
E.I. du Pont de Nemours and Co.	1,500,000	38,430
Rio Tinto PLC[2]	1,102,789	38,373
Alcoa Inc.	3,000,000	30,990
Barrick Gold Corp.	660,000	22,143
Weyerhaeuser Co.	480,000	14,606
		701,599

HEALTH CARE — 8.31%
Johnson & Johnson	2,440,000	138,592
Amgen Inc.[1]	1,850,000	97,939
Abbott Laboratories	1,990,000	93,610
Wyeth	2,000,000	90,780
Boston Scientific Corp.[1]	5,500,000	55,770
Eli Lilly and Co.	1,500,000	51,960
Medtronic, Inc.	1,250,000	43,612
Bristol-Myers Squibb Co.	2,000,000	40,620
UnitedHealth Group Inc.	1,500,000	37,470
Roche Holding AG2	200,000	27,224
		677,577

FINANCIALS — 6.83%
JPMorgan Chase & Co.	2,650,000	90,392
ACE Ltd.	1,770,000	78,287
Wells Fargo & Co.	3,200,000	77,632
T. Rowe Price Group, Inc.	1,700,000	70,839
Marsh & McLennan Companies, Inc.	2,840,000	57,169
Berkshire Hathaway Inc., Class A1	600	54,000
Moody’s Corp.	2,035,000	53,622
Progressive Corp.[1]	2,950,000	44,575
People’s United Financial, Inc.	2,000,000	30,080
		556,596

INDUSTRIALS — 6.68%
Boeing Co.	2,250,000	95,625
Robert Half International Inc.	2,750,000	64,955
IDEX Corp.	1,950,000	47,911
Deere & Co.	1,100,000	43,945
Roper Industries, Inc.	935,000	42,365
Tyco International Ltd.	1,600,000	41,568
United Parcel Service, Inc., Class B	820,000	40,992
Expeditors International of Washington, Inc.	1,216,245	40,550
Danaher Corp.	610,000	37,661
ITT Corp.	700,000	31,150
URS Corp.[1]	600,000	29,712
Waste Management, Inc.	1,000,000	28,160
UAL Corp.[1]	910	3
		544,597

ENERGY — 6.53%
Chevron Corp.	1,700,000	112,625
Schlumberger Ltd.	1,350,000	73,049
Smith International, Inc.	2,800,000	72,100
Suncor Energy Inc.	2,150,000	65,415
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	1,250,000	51,225
Apache Corp.	640,000	46,176
Tenaris SA (ADR)	1,200,000	32,448
Occidental Petroleum Corp.	400,000	26,324
Transocean Ltd.[1]	300,000	22,287
Halliburton Co.	900,000	18,630
Uranium One Inc.[1]	5,300,000	12,173
		532,452

CONSUMER STAPLES — 4.90%
Coca-Cola Co.	2,600,000	124,774
Philip Morris International Inc.	1,490,000	64,994
PepsiCo, Inc.	1,000,000	54,960
Unilever NV (New York registered)	1,980,000	47,876
Avon Products, Inc.	1,500,000	38,670
Estée Lauder Companies Inc., Class A	1,000,000	32,670
Wal-Mart Stores, Inc.	600,000	29,064
Origin Enterprises PLC[1,2]	1,773,300	5,979
		398,987

CONSUMER DISCRETIONARY — 4.77%
Home Depot, Inc.	2,500,000	59,075
Johnson Controls, Inc.	2,650,000	57,558
Best Buy Co., Inc.	1,705,350	57,112
McDonald’s Corp.	830,000	47,717
Carnival Corp., units	1,560,000	40,201
Lowe’s Companies, Inc.	1,810,000	35,132
Target Corp.	750,000	29,602
Magna International Inc., Class A	600,000	25,344
Saks Inc.[1]	3,500,000	15,505
Toyota Motor Corp.[2]	300,000	11,341
Comcast Corp., Class A	700,000	10,143
American Media Operations, Inc.[1,2,3]	85,421	1
		388,731

TELECOMMUNICATION SERVICES — 1.94%
AT&T Inc.	3,300,000	81,972
Vodafone Group PLC[2]	20,000,000	38,641
Verizon Communications Inc.	1,200,000	36,876
American Tower Corp., Class A1	7,045	222
COLT Telecom Group SA1,2	51,200	91
		157,802

UTILITIES — 1.47%
Entergy Corp.	450,000	34,884
Exelon Corp.	600,000	30,726
FirstEnergy Corp.	750,000	29,063
Reliant Energy, Inc.[1]	5,000,000	25,050
		119,723

MISCELLANEOUS — 2.88%
Other common stocks in initial period of acquisition		234,753

Total common stocks (cost: $5,854,780,000)		5,455,755

Preferred stocks — 0.11%

FINANCIALS — 0.11%
BNP Paribas 7.195%[3,4]	4,000,000	2,927
QBE Capital Funding II LP 6.797%[3,4]	3,250,000	2,408
Barclays Bank PLC 7.434%[3,4]	1,895,000	1,271
AXA SA, Series B, 6.379%[3,4]	1,315,000	844
SMFG Preferred Capital USD 1 Ltd. 6.078%[3,4]	1,035,000	832
Wells Fargo Capital XV 9.75%[4]	800,000	775

Total preferred stocks (cost: $11,901,000)		9,057

		Value
Rights & warrants — 0.08%	Shares	(000)

TELECOMMUNICATION SERVICES — 0.00%
GT Group Telecom Inc., warrants, expire 2010[1,2,3]	2,250	—

INDUSTRIALS — 0.00%
Atrium Corp., warrants, expire 2018[1,2,3]	1,024	—

MISCELLANEOUS — 0.08%
Other rights & warrants in initial period of acquisition		6,646

Total rights & warrants (cost: $5,848,000)		6,646

	Principal amount
Bonds, notes & other debt instruments — 26.28%	(000)

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 9.50%
U.S. Treasury 3.625% 2009	$50	50
U.S. Treasury 1.50% 2010	38,375	38,804
U.S. Treasury 3.875% 2010	164,000	170,467
U.S. Treasury 4.625% 2011	122,500	132,443
U.S. Treasury 3.00% 2012[2,5]	27,720	29,432
U.S. Treasury 4.875% 2012	40,000	43,639
U.S. Treasury 1.875% 2013[2,5]	743	763
U.S. Treasury 2.75% 2013	3,190	3,250
U.S. Treasury 3.50% 2013	15,500	16,333
U.S. Treasury 3.625% 2013	17,125	18,120
U.S. Treasury 1.875% 2014	11,100	10,814
U.S. Treasury 1.875% 2015[2,5]	22,335	22,607
U.S. Treasury 7.25% 2016	2,000	2,509
U.S. Treasury 8.875% 2017	3,000	4,151
U.S. Treasury 1.625% 2018[2,5]	23,409	23,229
U.S. Treasury 3.50% 2018	1,630	1,638
U.S. Treasury 7.875% 2021	12,000	16,303
U.S. Treasury 6.25% 2023	2,235	2,725
U.S. Treasury 6.625% 2027	35,000	45,161
U.S. Treasury 5.50% 2028	10,425	12,057
U.S. Treasury 4.50% 2036	35,000	36,094
U.S. Treasury 4.375% 2038	6,100	6,166
U.S. Treasury 3.50% 2039	64,000	55,370
Federal Home Loan Bank 5.25% 2014	10,875	11,991
Federal Home Loan Bank 5.625% 2016	17,795	17,002
Fannie Mae 6.25% 2029	15,575	18,186
United States Government Agency-Guaranteed (FDIC insured), Regions Bank 3.25% 2011	6,000	6,217
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp., Series L, 3.125% 2012	6,000	6,187
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.875% 2011	6,000	6,164
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.20% 2012	5,750	5,778
United States Government Agency-Guaranteed (FDIC insured), Sovereign Bancorp, Inc. 2.75% 2012	4,250	4,279
United States Government Agency-Guaranteed (FDIC insured), PNC Funding Corp. 2.30% 2012	2,875	2,898
CoBank ACB 1.229% 2022[3,4]	3,805	1,617
Freddie Mac 6.625% 2009	1,070	1,084
Federal Agricultural Mortgage Corp. 5.125% 2011	605	648
		774,176

MORTGAGE-BACKED OBLIGATIONS[6] — 6.73%
Fannie Mae 7.00% 2009	—	—
Fannie Mae 4.89% 2012	10,000	10,501
Fannie Mae 4.00% 2015	3,793	3,873
Fannie Mae 5.50% 2017	1,684	1,783
Fannie Mae 5.00% 2018	4,570	4,794
Fannie Mae 5.50% 2020	8,818	9,317
Fannie Mae 6.00% 2021	406	431
Fannie Mae 6.00% 2021	362	385
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	3,083	3,176
Fannie Mae 4.00% 2024	19,791	19,831
Fannie Mae 4.50% 2024	41,441	42,359
Fannie Mae 6.00% 2026	2,993	3,148
Fannie Mae 7.50% 2029	44	49
Fannie Mae 7.50% 2031	39	43
Fannie Mae 7.50% 2031	18	19
Fannie Mae 5.50% 2033	7,158	7,427
Fannie Mae 5.50% 2033	4,362	4,525
Fannie Mae 4.50% 2035	16,052	16,080
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036	756	621
Fannie Mae 6.00% 2036	15,096	15,825
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	2,621	2,779
Fannie Mae 5.00% 2037	2,950	3,009
Fannie Mae 5.50% 2037	12,636	13,096
Fannie Mae 5.50% 2037	680	705
Fannie Mae, Series 2007-40, Class PT, 5.50% 2037	589	624
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	286	298
Fannie Mae 5.50% 2037	84	87
Fannie Mae 6.00% 2037	30,017	31,514
Fannie Mae 6.00% 2037	4,020	4,189
Fannie Mae 6.00% 2037	3,366	3,525
Fannie Mae 6.00% 2037	1,325	1,387
Fannie Mae 6.00% 2037	817	856
Fannie Mae 6.50% 2037	2,939	3,124
Fannie Mae 7.00% 2037	677	726
Fannie Mae 4.50% 2038	2,834	2,831
Fannie Mae 6.00% 2038	2,337	2,446
Fannie Mae 4.50% 2039	2,736	2,734
Fannie Mae 5.00% 2039	3,892	3,963
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	641	687
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041	167	180
Fannie Mae 7.00% 2047	3,751	4,060
Fannie Mae 7.00% 2047	988	1,069
Fannie Mae 7.00% 2047	115	124
Freddie Mac 6.00% 2016	104	111
Freddie Mac 6.00% 2016	30	32
Freddie Mac 6.50% 2016	617	663
Freddie Mac 5.00% 2018	1,600	1,675
Freddie Mac 5.00% 2023	3,478	3,608
Freddie Mac 5.00% 2023	843	873
Freddie Mac 6.00% 2026	13,693	14,390
Freddie Mac, Series T-041, Class 3-A, 7.50% 2032	748	802
Freddie Mac, Series 3233, Class PA, 6.00% 2036	5,292	5,580
Freddie Mac, Series 3312, Class PA, 5.50% 2037	5,248	5,458
Freddie Mac 5.725% 2037[4]	4,167	4,368
Freddie Mac 6.247% 2037[4]	179	189
Freddie Mac 5.00% 2038	21,515	21,910
Freddie Mac 5.00% 2038	2,579	2,626
Freddie Mac 5.478% 2038[4]	421	440
Freddie Mac 5.50% 2038	942	974
Freddie Mac 6.50% 2038	5,175	5,506
Freddie Mac 5.00% 2039	43,450	44,190
Banc of America Commercial Mortgage Inc., Series 2004-5, Class A-3, 4.561% 2041	16,190	14,998
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C1, Class A-3, 5.376% 2037	1,165	1,159
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.316% 2037[4]	12,000	11,159
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.875% 2045[4]	2,750	2,306
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A-4, 5.435% 2034	4,556	4,629
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034	1,350	1,116
CS First Boston Mortgage Securities Corp., Series 2001-CP4, Class A-4, 6.18% 2035	2,994	3,027
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	4,917	5,037
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-3, 6.133% 2037	500	493
Countrywide Alternative Loan Trust, Series 2005-6CB, Class 2-A-1, 5.00% 2020	4,168	3,276
Countrywide Alternative Loan Trust, Series 2005-50CB, Class 3-A-1, 6.00% 2035	3,450	1,938
Countrywide Alternative Loan Trust, Series 2007-14T2, Class A-4, 0.664% 2037[4]	4,176	1,453
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3-A-1, 5.846% 2047[4]	13,012	6,335
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-4, 5.083% 2042[4]	4,000	3,451
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-4, 5.44% 2044[4]	10,000	8,580
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 2037[3]	3,125	2,904
American Tower Trust I, Series 2007-1A, Class B, 5.537% 2037[3]	2,125	1,869
American Tower Trust I, Series 2007-1A, Class D, 5.957% 2037[3]	2,375	1,970
American Tower Trust I, Series 2007-1A, Class E, 6.249% 2037[3]	2,725	2,097
American Tower Trust I, Series 2007-1A, Class F, 6.639% 2037[2,3]	2,950	2,493
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5-A-1, 5.877% 2036[4]	11,871	6,957
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6-A, 5.902% 2036[4]	1,808	1,001
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-2, Class 5-A-1, 6.00% 2036[4]	5,252	2,582
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class B, 6.758% 2033	1,000	1,025
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035	5,251	5,352
Salomon Brothers Commercial Mortgage Trust, Series 2001-C2, Class A-3, 6.499% 2036	2,836	2,935
Commercial Mortgage Trust, Series 2000-C1, Class A-2, 7.416% 2033	2,582	2,605
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	6,750	6,254
Wells Fargo Mortgage-backed Securities Trust, Series 2006-1, Class A-3, 5.00% 2021	4,625	4,187
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR15, Class A-1, 5.659% 2036[4]	4,923	3,298
Residential Accredit Loans, Inc., Series 2004-QS6, Class A-1, 5.00% 2019	2,625	2,404
Residential Accredit Loans, Inc., Series 2004-QS16, Class 1-A-1, 5.50% 2034	79	57
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	6,142	5,017
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class III-A-1, 6.25% 2037	8,897	4,594
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class IV-A-1, 6.50% 2037	3,402	1,756
Crown Castle Towers LLC, Series 2005-1, Class D, 5.612% 2035[3]	3,800	3,648
Crown Castle Towers LLC, Series 2006-1, Class F, 6.650% 2036[2,3]	1,800	1,764
Crown Castle Towers LLC, Series 2006-1, Class G, 6.795% 2036[2,3]	700	686
Bear Stearns Asset-backed Securities I Trust, Series 2005-AC3, Class II-A-1, 5.25% 2020	6,620	5,846
Merrill Lynch Mortgage Trust, Series 2002-MW1, Class A-3, 5.403% 2034	3,482	3,523
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A-2, 5.202% 2044[4]	1,742	1,699
SBA CMBS Trust, Series 2005-1, Class B, 5.565% 2035[2,3]	4,000	3,780
SBA CMBS Trust, Series 2006-1A, Class F, 6.709% 2036[2,3]	335	298
SBA CMBS Trust, Series 2006-1A, Class G, 6.904% 2036[2,3]	335	295
SBA CMBS Trust, Series 2006-1A, Class H, 7.389% 2036[2,3]	335	295
SBA CMBS Trust, Series 2006-1A, Class J, 7.825% 2036[2,3]	335	295
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.513% 2045[4]	5,000	4,567
Washington Mutual Mortgage, WMALT Series 2005-1, Class 5-A-1, 6.00% 2035	5,700	4,543
GS Mortgage Securities Corp. II, Series 2001-ROCK, Class D, 6.878% 2018[3]	4,000	4,332
GE Capital Commercial Mortgage Corp., Series 2002-1, Class A-3, 6.269% 2035	3,338	3,406
GE Capital Commercial Mortgage Corp., Series 2002-2, Class A-3, 5.349% 2036	360	358
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A-2, 6.07% 2038	500	503
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-2, 5.117% 2037	4,340	4,242
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048	5,000	4,100
IndyMac INDX Mortgage Loan Trust, Series 2006-AR11, Class 6-A-1, 5.627% 2036[4]	2,836	1,315
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.645% 2036[4]	2,305	1,283
IndyMac INDX Mortgage Loan Trust, Series 2006-AR25, Class 3-A-1, 6.106% 2036[4]	2,643	1,320
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class 4-A-1, 5.519% 2035[4]	5,812	3,590
CHL Mortgage Pass-Through Trust, Series 2006-HYB5, Class 3-A-1B, 5.90% 2036[4]	668	313
MASTR Alternative Loan Trust, Series 2004-2, Class 2-A-1, 6.00% 2034	3,454	3,099
Structured Products Asset Return Certificates Trust, Series 2001-CF1, Class A, 6.36% 2033[2]	2,605	2,637
Four Times Square Trust, Series 2000-4TS, Class C, 7.86% 2015[3]	2,500	2,628
Bank of America 5.50% 2012[3]	2,240	2,205
Residential Asset Securitization Trust, Series 2005-A8CB, Class A-11, 6.00% 2035	2,768	1,860
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A-1, 5.50% 2020	1,608	1,589
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[3]	1,684	1,581
BCAP LLC Trust, Series 2006-AA2, Class A-1, 0.484% 2037[4]	3,544	1,354
Citigroup Mortgage Loan Trust, Inc., Series 2005-8, Class I-A4A, 5.557% 2035[4]	2,150	1,292
GMAC Commercial Mortgage Securities, Inc., Series 1999-C3, Class C, 7.786% 2036	1,000	996
J.P. Morgan Mortgage Trust, Series 2006-A7, Class 2-A-4, 5.791% 2037[4]	1,550	811
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	655	673
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.346% 2027[3,4]	366	262
Government National Mortgage Assn. 8.50% 2021	34	37
Bank of America, NA and First Union National Bank Commercial Mortgage Trust, Series 2001-3, Class A-1, 4.89% 2037	23	23
		548,957

CONSUMER DISCRETIONARY — 1.98%
Univision Communications Inc. 7.85% 2011	1,095	1,084
Univision Communications, Inc., First Lien Term Loan B, 2.56% 2014[4,6,7]	2,410	1,813
Univision Communications Inc. 12.00% 2014[3]	1,500	1,481
Univision Communications Inc. 10.50% 2015[3,4,8]	9,490	5,575
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	5,650	5,396
Charter Communications Operating, LLC, Term Loan B, 4.25% 2014[4,6,7]	1,970	1,780
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.375% 2014[3]	950	914
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 10.875% 2014[3]	1,075	1,118
NTL Cable PLC 8.75% 2014	2,400	2,352
NTL Cable PLC 9.50% 2016	6,550	6,485
Cox Communications, Inc. 7.875% 2009	4,000	4,024
Cox Communications, Inc. 7.75% 2010	125	130
Cox Communications, Inc. 8.375% 2039[3]	3,850	4,305
Comcast Cable Communications, Inc. 7.125% 2013	170	187
Comcast Corp. 6.45% 2037	1,750	1,730
Comcast Corp. 6.95% 2037	5,125	5,361
Dollar General Corp. 10.625% 2015	2,825	3,065
Dollar General Corp. 11.875% 2017[4,8]	3,050	3,309
Time Warner Inc. 5.875% 2016	6,260	6,178
AOL Time Warner Inc. 7.625% 2031	130	127
Mohegan Tribal Gaming Authority 8.00% 2012	3,700	2,831
Mohegan Tribal Gaming Authority 7.125% 2014	4,750	3,254
Time Warner Cable Inc. 6.75% 2018	5,345	5,577
Time Warner Cable Inc. 8.75% 2019	180	210
News America Inc. 5.30% 2014	3,295	3,322
News America Inc. 6.90% 2019[3]	2,000	2,088
Staples, Inc. 9.75% 2014	4,650	5,199
MGM MIRAGE 6.75% 2013	1,645	1,106
MGM MIRAGE 13.00% 2013[3]	1,925	2,117
MGM MIRAGE 5.875% 2014	1,750	1,133
MGM MIRAGE 6.625% 2015	925	608
Michaels Stores, Inc., Term Loan B, 2.625% 2013[4,6,7]	980	781
Michaels Stores, Inc. 10.00% 2014	4,850	4,098
TL Acquisitions, Inc., Term Loan B, 2.81% 2014[4,6,7]	3,295	2,773
Thomson Learning 10.50% 2015[3]	2,150	1,752
Sun Media Corp. 7.625% 2013	2,000	1,325
Quebecor Media Inc. 7.75% 2016	2,075	1,891
Quebecor Media Inc. 7.75% 2016	1,325	1,207
Boyd Gaming Corp. 7.75% 2012	1,000	935
Boyd Gaming Corp. 6.75% 2014	1,350	1,100
Boyd Gaming Corp. 7.125% 2016	2,725	2,034
Toys “R” Us, Inc. 7.625% 2011	3,885	3,613
AMC Entertainment Inc., Series B, 11.00% 2016	2,250	2,188
AMC Entertainment Inc. 8.75% 2019[3]	1,500	1,418
Warner Music Group 0%/9.50% 2014[9]	200	158
Warner Music Group 7.375% 2014	2,325	1,979
Warner Music Group 9.50% 2016[3]	1,450	1,450
Royal Caribbean Cruises Ltd. 11.875% 2015	3,400	3,349
Allison Transmission Holdings, Inc. 11.00% 2015[3]	750	596
Allison Transmission Holdings, Inc. 12.00% 2015[3,4,8]	3,850	2,714
Seneca Gaming Corp. 7.25% 2012	2,600	2,262
Seneca Gaming Corp., Series B, 7.25% 2012	1,125	979
Mediacom LLC and Mediacom Capital Corp. 9.50% 2013	450	431
Mediacom Broadband LLC and Mediacom Broadband Corp. 8.50% 2015	2,800	2,534
Hanesbrands Inc., Series B, 4.593% 2014[4]	3,030	2,454
Whirlpool Corp. 8.60% 2014	2,325	2,432
Jarden Corp. 8.00% 2016	2,325	2,226
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012[2]	2,295	2,090
Local T.V. Finance LLC, Term Loan B, 2.31% 2013[4,6,7]	2,909	1,847
Local T.V. Finance LLC 10.00% 2015[3,4,8]	1,229	215
American Media Operation 9.00% 2013[3,8]	350	176
American Media Operation 14.00% 2013[3,4,8]	4,660	1,876
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375% 2014	2,300	1,978
CBS Corp. 8.875% 2019	2,025	1,977
Cinemark USA, Inc. 8.625% 2019[3]	1,950	1,935
Neiman Marcus Group, Inc. 9.75% 2015[4,8]	2,971	1,768
Thomson Reuters Corp. 5.95% 2013	1,575	1,613
Thomson Reuters Corp. 6.50% 2018	140	146
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014	1,725	1,725
Pinnacle Entertainment, Inc. 7.50% 2015	1,665	1,432
Fox Acquisition LLC, Term Loan B, 7.25% 2015[4,6,7]	838	610
Fox Acquisition LLC 13.375% 2016[3]	1,595	730
Education Management LLC and Education Management Finance Corp. 8.75% 2014	1,305	1,272
DaimlerChrysler North America Holding Corp. 7.75% 2011	1,000	1,043
DaimlerChrysler North America Holding Corp. 7.30% 2012	140	145
LBI Media, Inc. 8.50% 2017[3]	2,230	1,185
Sealy Mattress Co. 8.25% 2014	1,325	1,096
Liberty Media Corp. 8.25% 2030	1,375	954
TRW Automotive Inc. 7.00% 2014[3]	1,250	906
WDAC Intermediate Corp. 8.375% 2014[3]	1,575	347
WDAC Intermediate Corp. 8.50% 2014	€375	145
CSC Holdings, Inc. 8.625% 2019[3]	$350	345
Carmike Cinemas, Inc., Delayed Draw, Term Loan, 5.19% 2012[4,6,7]	340	316
Radio One, Inc. 6.375% 2013	975	299
Dex Media, Inc., Series B, 8.00% 2013[10]	1,750	271
Cooper-Standard Automotive Inc. 7.00% 2012[10]	375	75
Cooper-Standard Automotive Inc. 8.375% 2014[10]	1,875	122
Delphi Corp. 6.50% 2013[10]	985	15
Young Broadcasting Inc. 10.00% 2011[10]	3,367	8
		161,200

FINANCIALS — 1.42%
Bank of America Corp. 5.30% 2017	5,680	4,826
Bank of America Corp. 6.10% 2017	3,075	2,714
Bank of America Corp. 5.65% 2018	100	89
Bank of America Corp. 7.625% 2019	5,700	5,735
BankAmerica Capital II, Series 2, 8.00% 2026	390	324
Citigroup Inc. 6.00% 2017	1,875	1,637
Citigroup Inc. 6.125% 2017	5,880	5,163
Citigroup Inc. 6.125% 2018	3,480	3,049
Citigroup Capital XXI 8.30% 2077[4]	2,625	2,052
Simon Property Group, LP 5.30% 2013	2,650	2,565
Simon Property Group, LP 5.875% 2017	1,500	1,379
Simon Property Group, LP 6.125% 2018	2,170	2,022
Simon Property Group, LP 10.35% 2019	2,000	2,276
JPMorgan Chase Bank NA 6.00% 2017	4,180	4,075
JPMorgan Chase Capital XXII, Series V, 6.45% 2087[4]	2,560	2,053
Lazard Group LLC 7.125% 2015	4,845	4,456
Lazard Group LLC 6.85% 2017	1,670	1,536
Goldman Sachs Group, Inc. 6.15% 2018	265	258
Goldman Sachs Group, Inc. 7.50% 2019	5,045	5,404
Wells Fargo & Co. 4.375% 2013	3,615	3,649
Wells Fargo & Co. 5.625% 2017	190	187
Wells Fargo Capital XIII 7.70% (undated)[4]	585	486
Wells Fargo & Co. 7.98% (undated)[4]	1,565	1,301
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 2010[3]	3,500	3,427
Westfield Group 5.40% 2012[3]	295	283
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 2014[3]	1,185	1,067
Westfield Group 5.70% 2016[3]	865	750
Prudential Financial, Inc., Series D, 5.50% 2016	2,000	1,878
Prudential Holdings, LLC, Series C, 8.695% 2023[3,6]	3,000	2,876
Developers Diversified Realty Corp. 4.625% 2010	3,000	2,713
Developers Diversified Realty Corp. 5.50% 2015	2,045	1,306
SLM Corp., Series A, 5.00% 2015	5,000	3,813
Hospitality Properties Trust 6.30% 2016	240	192
Hospitality Properties Trust 5.625% 2017	275	206
Hospitality Properties Trust 6.70% 2018	4,415	3,386
UniCredito Italiano SpA 5.584% 2017[3,4]	3,200	2,790
HVB Funding Trust III 9.00% 2031[3]	1,600	896
Ford Motor Credit Co. 7.375% 2009	650	644
Ford Motor Credit Co. 8.625% 2010	530	498
Ford Motor Credit Co. 7.375% 2011	1,625	1,472
Ford Motor Credit Co. 3.889% 2012[4]	700	543
Monumental Global Funding III 1.331% 2014[3,4]	4,000	2,825
SunTrust Banks, Inc. 5.25% 2012	1,850	1,887
SunTrust Banks, Inc. 6.00% 2017	925	839
CIT Group Inc. 5.40% 2013	4,000	2,481
Liberty Mutual Group Inc. 6.50% 2035[3]	1,485	905
Liberty Mutual Group Inc. 7.50% 2036[3]	2,230	1,540
HBOS PLC 6.75% 2018[3]	3,100	2,344
American Express Co. 8.15% 2038	2,075	2,200
Realogy Corp., Letter of Credit, 3.37% 2013[4,6,7]	166	121
Realogy Corp., Term Loan B, 4.177% 2013[4,6,7]	618	449
Realogy Corp. 10.50% 2014	2,275	995
Realogy Corp. 11.75% 2014[4,8]	1,934	619
Kimco Realty Corp., Series C, 4.82% 2014	125	106
Kimco Realty Corp. 5.70% 2017	2,495	2,072
Rouse Co. 5.375% 2013[10]	2,000	1,270
Rouse Co. 6.75% 2013[3,10]	1,225	778
Host Hotels & Resorts LP 9.00% 2017[3]	1,825	1,747
Fifth Third Capital Trust IV 6.50% 2067[4]	2,560	1,561
iStar Financial, Inc. 6.00% 2010	1,635	1,128
iStar Financial, Inc. 6.50% 2013	920	405
Assurant, Inc. 5.625% 2014	1,150	1,027
Brandywine Operating Partnership, LP 5.75% 2012	1,000	905
Northern Rock PLC 5.60% (undated)[3,4]	200	41
Northern Rock PLC 6.594% (undated)[3,4]	3,200	656
E*TRADE Financial Corp. 7.875% 2015	810	644
Korea Development Bank 5.30% 2013	100	99
		115,620

INDUSTRIALS — 1.21%
Nielsen Finance LLC, Term Loan B, 2.321% 2013[4,6,7]	178	161
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014	8,950	8,514
Nielsen Finance LLC and Nielsen Finance Co. 11.625% 2014[3]	425	424
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 2016[9]	10,550	6,831
Nielsen Finance LLC and Nielsen Finance Co. 11.50% 2016[3]	3,690	3,607
Caterpillar Financial Services Corp., Series F, 4.85% 2012	3,790	3,963
Caterpillar Financial Services Corp., Series F, 6.20% 2013	1,000	1,060
B/E Aerospace 8.50% 2018	5,200	4,914
DynCorp International and DIV Capital Corp., Series B, 9.50% 2013	5,078	4,900
Koninklijke Philips Electronics NV 5.75% 2018	4,800	4,847
US Investigations Services, Inc., Term Loan B, 3.359% 2015[4,6,7]	739	658
US Investigations Services, Inc. 10.50% 2015[3]	3,450	2,829
US Investigations Services, Inc. 11.75% 2016[3]	1,735	1,345
General Electric Co. 5.25% 2017	4,500	4,427
Union Pacific Corp. 5.75% 2017	830	838
Union Pacific Corp. 5.70% 2018	3,205	3,217
ARAMARK Corp., Term Loan B, 2.473% 2014[4,6,7]	146	135
ARAMARK Corp., Letter of Credit, 4.721% 2014[4,6,7]	9	9
ARAMARK Corp. 8.50% 2015	3,780	3,685
Norfolk Southern Corp. 5.75% 2016[3]	2,255	2,339
Norfolk Southern Corp. 5.75% 2018	1,075	1,101
Norfolk Southern Corp. 7.05% 2037	60	66
Ashtead Group PLC 8.625% 2015[3]	1,800	1,543
Ashtead Capital, Inc. 9.00% 2016[3]	2,150	1,833
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011[3,6]	2,673	2,636
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013[3,6]	656	657
Raytheon Co. 4.85% 2011	3,000	3,127
Raytheon Co. 6.40% 2018	120	133
Iron Mountain Inc. 7.75% 2015	2,325	2,244
Iron Mountain Inc. 6.625% 2016	980	882
Burlington Northern Santa Fe Corp. 7.00% 2014	1,945	2,083
Burlington Northern Santa Fe Corp. 6.15% 2037	110	110
BNSF Funding Trust I 6.613% 2055[4]	1,150	912
Kansas City Southern Railway Co. 13.00% 2013	2,475	2,667
Atlas Copco AB 5.60% 2017[3]	2,750	2,649
Allied Waste North America, Inc., Series B, 7.375% 2014	2,415	2,466
Northwest Airlines, Inc., Term Loan B, 4.10% 2013[4,6,7]	795	632
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 2014[6]	295	260
Northwest Airlines, Inc., Term Loan A, 2.35% 2018[4,6,7]	2,071	1,563
Hawker Beechcraft Acquisition Co., LLC 8.50% 2015	525	273
Hawker Beechcraft Acquisition Co., LLC 9.625% 2015[4,8]	3,865	1,643
Hawker Beechcraft Acquisition Co., LLC 9.75% 2017	350	149
DAE Aviation Holdings, Inc. 11.25% 2015[3]	3,200	1,872
RailAmerica Inc. 9.25% 2017[3]	1,500	1,455
TransDigm Inc. 7.75% 2014	1,425	1,361
United Air Lines, Inc., Series 2001-1, Class A-2, 6.201% 2010[6]	6	6
United Air Lines, Inc., Term Loan B, 2.313% 2014[4,6,7]	2,175	1,276
United Air Lines, Inc., Series 2001-1, Class A-3, 6.602% 2015[6]	14	14
United Air Lines, Inc., Series 1996-A2, 7.87% 2019[6,10]	1,226	24
THL Buildco, Inc. 8.50% 2014	4,480	1,299
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[6]	627	544
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[6]	999	729
RSC Holdings III, LLC, Second Lien Term Loan B, 4.67% 2013[4,6,7]	895	688
Alion Science and Technology Corp. 10.25% 2015	840	340
American Airlines, Inc., Series 2001-1, Class B, 7.377% 2019[6]	543	287
Atrium Companies, Inc. 15.00% 2012[3,8]	2,195	55
		98,282

UTILITIES — 1.02%
Edison Mission Energy 7.50% 2013	7,550	6,795
Southern California Edison Co., First and Refunding Mortgage Bonds, Series 2005-A, 5.00% 2016	4,000	4,101
Edison Mission Energy 7.75% 2016	1,350	1,107
Midwest Generation, LLC, Series B, 8.56% 2016[6]	3,214	3,150
Edison Mission Energy 7.00% 2017	600	463
Edison Mission Energy 7.20% 2019	1,000	750
Edison Mission Energy 7.625% 2027	2,325	1,500
Intergen Power 9.00% 2017[3]	12,725	12,121
Texas Competitive Electric Holdings Co. LLC, Term Loan B2, 3.821% 2014[4,6,7]	1,330	954
Texas Competitive Electric Holdings Co. LLC, Series B, 10.25% 2015	4,685	2,940
Texas Competitive Electric Holdings Co. LLC, Series A, 10.25% 2015	3,885	2,438
Texas Competitive Electric Holdings Co. LLC 11.25% 2016[4,8]	3,961	1,842
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	4,100	4,335
National Rural Utilities Cooperative Finance Corp., Collateral Trust Bonds, 10.375% 2018	2,000	2,512
MidAmerican Energy Co. 5.95% 2017	1,375	1,484
MidAmerican Energy Holdings Co. 5.75% 2018	1,330	1,386
MidAmerican Energy Holdings Co. 6.50% 2037	3,000	3,124
Alabama Power Co., Series 2008-B, 5.80% 2013	3,035	3,291
Alabama Power Co. 6.00% 2039	1,500	1,589
Electricité de France SA 6.50% 2019[3]	170	187
Electricité de France SA 6.95% 2039[3]	4,000	4,506
NRG Energy, Inc. 7.25% 2014	2,250	2,188
NRG Energy, Inc. 7.375% 2016	2,125	2,016
Veolia Environnement 5.25% 2013	3,775	3,906
Pacific Gas and Electric Co., First Mortgage Bonds, 4.20% 2011	150	155
PG&E Corp. 5.75% 2014	2,000	2,133
Pacific Gas and Electric Co. 8.25% 2018	210	257
Abu Dhabi National Energy Co. PJSC (TAQA) 6.60% 2013[3]	200	206
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 2016[3]	2,000	1,876
Virginia Electric and Power Co., Series B, 5.95% 2017	1,800	1,935
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series H, 6.25% 2012	1,125	1,168
Sierra Pacific Resources 8.625% 2014	550	544
AES Corp. 7.75% 2015	200	187
AES Corp. 8.00% 2020	1,650	1,489
Public Service Electric and Gas Co., Series E, 5.30% 2018	1,540	1,612
Appalachian Power Co., Series M, 5.55% 2011	1,500	1,555
Tri-State Generation and Transmission Assn. Inc., Pass Through Trust, Series 2003-A, 6.04% 2018[3,6]	1,143	1,068
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	50	52
		82,922

HEALTH CARE — 0.95%
Tenet Healthcare Corp. 7.375% 2013	2,935	2,656
Tenet Healthcare Corp. 9.25% 2015	3,215	2,958
Tenet Healthcare Corp. 10.00% 2018[3]	1,092	1,152
Tenet Healthcare Corp. 8.875% 2019[3]	5,200	5,252
Bausch & Lomb Inc. 9.875% 2015	10,975	10,536
Cardinal Health, Inc. 5.80% 2016	7,500	7,270
GlaxoSmithKline Capital Inc. 4.85% 2013	6,825	7,146
Roche Holdings Inc. 4.50% 2012[3]	5,000	5,273
Pfizer Inc. 4.45% 2012	4,500	4,725
HealthSouth Corp. 10.75% 2016	4,350	4,393
VWR Funding, Inc. 10.25% 2015[4,8]	4,025	3,200
Biogen Idec Inc. 6.00% 2013	2,560	2,622
Hospira, Inc. 5.55% 2012	2,470	2,575
Abbott Laboratories 5.125% 2019	2,400	2,476
Team Finance LLC and Health Finance Corp. 11.25% 2013	2,300	2,363
HCA Inc., Term Loan B, 2.848% 2013[4,6,7]	2,037	1,845
HCA Inc. 9.25% 2016	200	197
HCA Inc. 8.50% 2019[3]	200	197
Valeant Pharmaceuticals 8.375% 2016[3]	1,950	1,945
Merck & Co., Inc. 5.00% 2019	1,875	1,902
PTS Acquisition Corp. 9.50% 2015[4,8]	3,460	1,821
Mylan Inc., Term Loan B, 3.875% 2014[4,6,7]	1,819	1,761
Symbion Inc. 11.75% 2015[4,8]	2,336	1,553
Viant Holdings Inc. 10.125% 2017[3]	1,621	1,281
Surgical Care Affiliates, Inc. 9.625% 2015[3,4,8]	800	620
		77,719

TELECOMMUNICATION SERVICES — 0.94%
American Tower Corp. 7.125% 2012	6,015	6,083
American Tower Corp. 7.00% 2017	6,425	6,248
American Tower Corp. 7.25% 2019[3]	1,100	1,070
SBC Communications Inc. 4.125% 2009	2,250	2,261
AT&T Inc. 6.70% 2013	4,340	4,771
SBC Communications Inc. 5.10% 2014	1,125	1,170
SBC Communications Inc. 5.625% 2016	125	129
Crown Castle International Corp. 9.00% 2015	6,275	6,416
Crown Castle International Corp. 7.75% 2017[3]	875	857
Cricket Communications, Inc. 9.375% 2014	2,910	2,881
Cricket Communications, Inc. 7.75% 2016[3]	4,150	4,015
Centennial Communications Corp. 6.958% 2013[4]	1,000	1,000
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013	1,475	1,528
Centennial Communications Corp., Centennial Cellular Operating Co. LLC and
Centennial Puerto Rico Operations Corp. 8.125% 2014[4]	3,600	3,699
Verizon Communications Inc. 5.25% 2013	50	53
Verizon Communications Inc. 5.50% 2017	4,125	4,139
Verizon Communications Inc. 6.35% 2019	1,400	1,459
Nextel Communications, Inc., Series E, 6.875% 2013	580	483
Nextel Communications, Inc., Series F, 5.95% 2014	5,480	4,343
Intelsat Jackson Holding Co., Series B, 8.875% 2015[3]	1,900	1,843
Intelsat, Ltd. 8.875% 2015	750	728
Intelsat Jackson Holding Co. 9.50% 2016[3]	2,125	2,146
MetroPCS Wireless, Inc. 9.25% 2014	2,400	2,397
MetroPCS Wireless, Inc. 9.25% 2014[3]	1,850	1,841
Qwest Capital Funding, Inc. 7.90% 2010	700	703
Qwest Capital Funding, Inc. 7.25% 2011	1,175	1,146
Qwest Corp. 7.875% 2011	1,625	1,633
Deutsche Telekom International Finance BV 5.875% 2013	3,000	3,150
Windstream Corp. 8.125% 2013	2,225	2,164
Windstream Corp. 8.625% 2016	150	144
Windstream Corp. 7.00% 2019	300	262
Telecom Italia Capital SA, Series B, 5.25% 2013	2,200	2,159
Telecom Italia Capital SA 5.25% 2015	50	48
Millicom International Cellular SA 10.00% 2013	2,010	2,048
Vodafone Group PLC 5.45% 2019	1,600	1,576
Hawaiian Telcom Communications, Inc. 9.75% 2013[10]	2,545	38
Hawaiian Telcom Communications, Inc. 8.765% 2013[4,10]	175	3
Hawaiian Telcom Communications, Inc., Term Loan C, 4.75% 2014[4,6,7,8]	426	257
		76,891

CONSUMER STAPLES — 0.71%
Constellation Brands, Inc. 8.375% 2014	1,275	1,285
Constellation Brands, Inc. 7.25% 2017	7,145	6,645
Altria Group, Inc. 9.70% 2018	2,500	2,871
Altria Group, Inc. 9.25% 2019	3,650	4,105
Stater Bros. Holdings Inc. 8.125% 2012	4,225	4,183
Stater Bros. Holdings Inc. 7.75% 2015	2,475	2,388
Albertson’s, Inc. 7.25% 2013	975	941
SUPERVALU INC. 8.00% 2016	1,800	1,755
Albertson’s, Inc. 8.00% 2031	3,050	2,631
British American Tobacco International Finance PLC 9.50% 2018[3]	3,470	4,085
Tyson Foods, Inc. 10.50% 2014[3]	3,650	3,978
Cott Beverages Inc. 8.00% 2011	4,025	3,763
Duane Reade Inc. 5.129% 2010[4]	1,975	1,842
Duane Reade Inc. 9.75% 2011	1,445	1,235
Kraft Foods Inc. 6.125% 2018	200	207
Kraft Foods Inc. 6.875% 2038	2,450	2,600
Ingles Markets Inc. 8.875% 2017[3]	2,500	2,469
Vitamin Shoppe Industries Inc. 8.383% 2012[4]	2,380	2,291
CVS Caremark Corp. 6.943% 2030[3,6]	2,429	2,204
Delhaize Group 6.50% 2017	1,800	1,841
Smithfield Foods, Inc., Series B, 8.00% 2009	275	276
Smithfield Foods, Inc. 10.00% 2014[3]	1,500	1,489
Elizabeth Arden, Inc. 7.75% 2014	1,500	1,305
Dole Food Co., Inc. 8.875% 2011	1,195	1,171
		57,560

ENERGY — 0.63%
TransCanada PipeLines Ltd. 7.625% 2039	4,000	4,684
TransCanada PipeLines Ltd. 6.35% 2067[4]	3,400	2,366
Kinder Morgan Energy Partners LP 6.00% 2017	6,620	6,577
Williams Companies, Inc. 7.875% 2021	2,223	2,194
Transcontinental Gas Pipe Line Corp. 7.25% 2026	1,575	1,600
Williams Companies, Inc. 8.75% 2032	2,225	2,242
Enterprise Products Operating LP 7.034% 2068[4]	6,905	5,100
Petroplus Finance Ltd. 6.75% 2014[3]	3,600	3,114
Petroplus Finance Ltd. 7.00% 2017[3]	2,350	1,962
Enbridge Energy Partners, LP, Series B, 6.50% 2018	3,050	3,011
Enbridge Energy Partners, LP, Series B, 7.50% 2038	2,000	2,014
Energy Transfer Partners, LP 8.50% 2014	3,895	4,373
Canadian Natural Resources Ltd. 5.70% 2017	3,000	3,038
Husky Energy Inc. 6.80% 2037	2,800	2,787
Drummond Co., Inc. 7.375% 2016[3]	2,875	2,113
Ras Laffan Liquefied Natural Gas III 5.838% 2027[3,6]	2,000	1,680
TEPPCO Partners LP 7.00% 2067[4]	1,920	1,445
Enbridge Inc. 5.60% 2017	925	908
Williams Partners L.P. and Williams Partners Finance Corp. 7.25% 2017	675	617
		51,825

INFORMATION TECHNOLOGY — 0.63%
Electronic Data Systems Corp., Series B, 6.00% 2013[4]	3,500	3,824
Hewlett-Packard Co. 5.50% 2018	3,100	3,264
Electronic Data Systems Corp. 7.45% 2029	1,135	1,374
First Data Corp., Term Loan B2, 3.065% 2014[4,6,7]	6,891	5,212
First Data Corp. 9.875% 2015	2,125	1,519
First Data Corp. 9.875% 2015[3]	1,050	751
NXP BV and NXP Funding LLC 3.881% 2013[4]	150	61
NXP BV and NXP Funding LLC 4.185% 2013[4]	€750	405
NXP BV and NXP Funding LLC 7.875% 2014	$4,000	1,840
NXP BV and NXP Funding LLC 8.625% 2015	€2,550	1,270
NXP BV and NXP Funding LLC 9.50% 2015	$6,665	2,383
Ceridian Corp. 11.25% 2015	6,150	5,174
SunGard Data Systems Inc. 9.125% 2013	5,330	5,064
Sanmina-SCI Corp. 6.75% 2013	4,425	3,451
Sanmina-SCI Corp. 8.125% 2016	1,925	1,412
Hughes Communications, Inc. 9.50% 2014	4,550	4,459
Freescale Semiconductor, Inc., Term Loan B, 2.07% 2013[4,6,7]	675	495
Freescale Semiconductor, Inc. 8.875% 2014	3,275	1,670
Freescale Semiconductor, Inc., Term Loan B, 12.50% 2014[6,7]	2,388	2,084
Serena Software, Inc. 10.375% 2016	2,730	2,184
National Semiconductor Corp. 6.15% 2012	1,675	1,636
Sensata Technologies BV 8.00% 2014[4]	3,010	1,494
		51,026

ASSET-BACKED OBLIGATIONS[6]— 0.31%
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-4-A, MBIA insured, 5.55% 2014	2,500	2,246
AmeriCredit Automobile Receivables Trust, Series 2007-D-F, Class A-4-A, FSA insured, 5.56% 2014	2,875	2,583
Citibank Credit Card Issuance Trust, Series 2008, Class A5, 4.85% 2015	2,875	2,968
Prestige Auto Receivables Trust, Series 2007-1, Class A-3, FSA insured, 5.58% 2014[3]	3,000	2,939
Drive Auto Receivables Trust, Series 2006-2, Class A-3, MBIA insured, 5.33% 2014[3]	2,939	2,937
Ameriquest Mortgage Securities Inc., Series 2003-12, Class M-1, 1.064% 2034[4]	4,253	2,710
CarMax Auto Owner Trust, Series 2007-2, Class A-3, 5.23% 2011	1,766	1,796
GE SeaCo Finance SRL, Series 2004-1, Class A, AMBAC insured, 0.619% 2019[2,3,4]	2,417	1,619
RAMP Trust, Series 2003-RS11, Class A-I-7, 4.828% 2033	1,706	1,383
Origen Manufactured Housing Contract Trust, Series 2004-B, Class A-4, 5.46% 2035	1,800	1,356
CPS Auto Receivables Trust, Series 2004-B, Class A-2, XLCA insured, 3.56% 2011[3]	151	151
CPS Auto Receivables Trust, Series 2006-A, Class 1-A-4, FSA insured, 5.33% 2012[3]	478	463
GMAC Mortgage Loan Trust, Series 2006-HE3, Class A-5, FGIC insured, 5.809% 2036[4]	2,000	582
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-3, 5.12% 2014	500	526
West Penn Funding LLC, Transition Bonds, Series 2005-A, Class A-1, 4.46% 2010[3]	346	351
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-2, Class A-6, AMBAC insured, 5.08% 2011[3]	330	322
Home Equity Mortgage Trust, Series 2006-5, Class A-1, 5.50% 2037[4]	2,288	296
Triad Automobile Receivables Trust, Series 2005-A, Class A-4, AMBAC insured, 4.22% 2012	140	139
Impac CMB Grantor Trust, Series 2004-6, Class 1-A-1, 1.114% 2034[4]	277	124
		25,491

MATERIALS — 0.25%
International Paper Co. 7.95% 2018	2,920	2,821
International Paper Co. 9.375% 2019	2,360	2,410
Dow Chemical Co. 7.60% 2014	4,000	4,124
Plastipak Holdings, Inc. 8.50% 2015[3]	2,750	2,478
BHP Billiton Finance (USA) Ltd. 5.50% 2014	2,200	2,363
Metals USA Holdings Corp. 8.208% 2012[4,8]	2,334	1,409
Metals USA, Inc. 11.125% 2015	700	578
Nalco Co. 7.75% 2011	747	751
Nalco Co. 8.25% 2017[3]	825	833
Rockwood Specialties Group, Inc. 7.50% 2014	$1,165	1,101
Rockwood Specialties Group, Inc. 7.625% 2014	€85	112
C10 Capital (SPV) Ltd. 6.722% (undated)[3,4]	$1,550	795
AEP Industries Inc. 7.875% 2013	550	500
Jefferson Smurfit Corp. (U.S.) 8.25% 2012[10]	190	72
Jefferson Smurfit Corp. (U.S.) 7.50% 2013[10]	125	47
		20,394

Total bonds, notes & other debt instruments (cost: $2,246,366,000)		2,142,063

Short-term securities — 6.87%

Federal Home Loan Bank 0.15%–0.56% due 7/29–10/19/2009	199,800	199,697
Fannie Mae 0.17%–0.52% due 7/1–10/19/2009	118,700	118,647
Jupiter Securitization Co., LLC 0.27% due 7/15/2009[3]	39,900	39,896
Freddie Mac 0.18%–0.23% due 8/24/2009	34,200	34,188
Medtronic Inc. 0.20% due 7/27/2009[3]	29,800	29,790
U.S. Treasury Bills 0.176%–0.67% due 7/23–11/19/2009	25,920	25,912
Honeywell International Inc. 0.25% due 7/1/2009[3]	25,000	25,000
Pfizer Inc 0.26% due 9/10/2009[3]	25,000	24,985
Coca-Cola Co. 0.27% due 7/9/2009[3]	19,500	19,499
Johnson & Johnson 0.22% due 7/2/2009[3]	18,400	18,400
Procter & Gamble International Funding S.C.A. 0.22% due 10/2/2009[3]	11,100	11,091
PepsiCo Inc. 0.16% due 7/27/2009[3]	8,400	8,399
Abbott Laboratories 0.20% due 8/20/2009[3]	4,300	4,299

Total short-term securities (cost: $559,800,000)		559,803

Total investment securities (cost: $8,678,695,000)		8,173,324
Other assets less liabilities		(22,536)

Net assets		$8,150,788

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]
Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $374,744,000, which represented 4.60% of the net assets of the fund. This amount includes $282,460,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[3]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $388,262,000, which represented 4.76% of the net assets of the fund.

[4]	Coupon rate may change periodically.
[5]	Index-linked bond whose principal amount moves with a government retail price index.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]
Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $28,220,000, which represented .35% of the net assets of the fund.

[8]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[9]	Step bond; coupon rate will increase at a later date.
[10]	Scheduled interest and/or principal payment was not received.

Key to abbreviation and symbol

ADR = American Depositary Receipts
€ = Euros

Bond Fund
Investment portfolio

June 30, 2009
unaudited

Bonds, notes & other debt instruments — 89.45%	Principal amount (000)	Value (000)

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 30.03%
U.S. Treasury 1.75% 2011	$179,810	$181,741
U.S. Treasury 4.50% 2011	4,850	5,142
U.S. Treasury 4.50% 2012	30,000	32,463
U.S. Treasury 2.00% 2013	126,065	124,238
U.S. Treasury 3.125% 2013	25,000	25,904
U.S. Treasury 3.125% 2013	10,000	10,347
U.S. Treasury 3.375% 2013	105,760	110,849
U.S. Treasury 4.25% 2013	15,000	16,215
U.S. Treasury 1.75% 2014	140,460	136,526
U.S. Treasury 1.875% 2014	25,000	24,263
U.S. Treasury 2.25% 2014	115,000	113,473
U.S. Treasury 4.00% 2014	53,000	56,737
U.S. Treasury 4.25% 2015	79,250	84,977
U.S. Treasury 2.375% 2016	104,000	99,124
U.S. Treasury 3.25% 2016	25,000	25,106
U.S. Treasury 5.125% 2016	34,750	38,983
U.S. Treasury 7.50% 2016	46,000	58,733
U.S. Treasury 9.25% 2016	11,000	15,075
U.S. Treasury 4.625% 2017	6,420	6,987
U.S. Treasury 3.50% 2018	10,000	10,052
U.S. Treasury 3.75% 2018	89,000	90,550
U.S. Treasury 3.875% 2018	41,250	42,515
U.S. Treasury 2.75% 2019	213,930	200,393
U.S. Treasury 3.125% 2019	169,530	163,954
U.S. Treasury 8.50% 2020	25,500	35,883
U.S. Treasury 8.125% 2021	9,750	13,507
U.S. Treasury 4.375% 2038	5,425	5,484
Freddie Mac 3.125% 2010	18,070	18,367
Freddie Mac 5.25% 2011	15,250	16,473
Freddie Mac: 5.75% 2012	40,000	44,132
Freddie Mac 2.50% 2014	30,000	29,500
Freddie Mac 5.75% 2016	8,915	9,084
Federal Home Loan Bank 2.25% 2012	20,000	20,249
Federal Home Loan Bank 3.625% 2013	25,000	25,873
Federal Home Loan Bank 4.00% 2013	30,000	31,590
Federal Home Loan Bank 5.125% 2016	5,250	5,709
Federal Home Loan Bank 5.375% 2016	5,000	5,531
Fannie Mae 5.50% 2011	5,000	5,366
Fannie Mae 5.25% 2012	5,300	5,506
Fannie Mae 3.25% 2013	30,000	31,045
Fannie Mae 4.625% 2013	20,800	21,104
Fannie Mae 2.50% 2014	15,250	14,968
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 0.854% 2012[1]	15,000	15,154
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 2.20% 2012	12,000	12,094
CoBank ACB 7.875% 2018[2]	9,260	8,883
CoBank ACB 1.229% 2022[1,2]	21,925	9,315
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.25% 2012	10,000	10,091
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.125% 2012	9,000	9,044
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp. 2.375% 2012	8,000	8,079
United States Agency for International Development, Republic of Egypt 4.45% 2015	5,000	5,130
Federal Farm Credit Banks, Consolidated Systemwide Designated Bonds, 2.625% 2014	5,000	4,904
Small Business Administration, Series 2001-20J, 5.76% 2021[3]	323	342
		2,096,754

MORTGAGE-BACKED OBLIGATIONS[3] — 22.80%
Fannie Mae, Series 2000-T5, Class B, 7.30% 2010	6,125	6,399
Fannie Mae, Series 2001-T11, Class B, 5.503% 2011	5,000	5,293
Fannie Mae, Series 2001-T6B, 6.088% 2011	6,750	7,182
Fannie Mae 4.50% 2021	74,794	77,380
Fannie Mae 5.50% 2021	1,244	1,314
Fannie Mae 5.00% 2023	4,412	4,573
Fannie Mae 5.00% 2023	3,606	3,737
Fannie Mae 5.00% 2023	3,117	3,230
Fannie Mae 5.00% 2023	2,974	3,083
Fannie Mae 5.00% 2023	2,724	2,823
Fannie Mae 5.50% 2023	21,939	23,002
Fannie Mae 5.50% 2023	10,136	10,627
Fannie Mae 5.50% 2023	3,797	3,981
Fannie Mae 4.00% 2024	84,046	84,212
Fannie Mae 4.00% 2024	46,121	46,200
Fannie Mae 4.00% 2024	45,900	45,991
Fannie Mae 4.00% 2024	15,820	15,851
Fannie Mae 4.00% 2024	14,368	14,396
Fannie Mae 4.00% 2024	11,542	11,565
Fannie Mae 4.00% 2024	9,264	9,283
Fannie Mae 4.00% 2024	5,314	5,323
Fannie Mae 4.50% 2024	36,393	37,185
Fannie Mae 4.50% 2024	33,073	33,806
Fannie Mae 4.50% 2024	21,839	22,314
Fannie Mae 4.50% 2024	19,645	20,080
Fannie Mae 5.50% 2024	7,351	7,710
Fannie Mae, Series 2001-4, Class GA, 10.095% 2025[1]	90	101
Fannie Mae 6.00% 2026	2,659	2,796
Fannie Mae 5.50% 2027	7,653	7,940
Fannie Mae 6.00% 2027	15,832	16,649
Fannie Mae 6.00% 2028	4,276	4,483
Fannie Mae 7.50% 2031	21	23
Fannie Mae, Series 2001-20, Class C, 12.01% 2031[1]	43	50
Fannie Mae 5.50% 2033	12,994	13,482
Fannie Mae 6.50% 2034	10,447	11,189
Fannie Mae 5.00% 2035	2,444	2,496
Fannie Mae 5.50% 2035	1,102	1,143
Fannie Mae 5.50% 2036	3,141	3,253
Fannie Mae 6.00% 2036	6,036	6,328
Fannie Mae 5.382% 2037[1]	9,829	10,270
Fannie Mae 5.46% 2037[1]	6,724	7,053
Fannie Mae 5.771% 2037[1]	10,084	10,598
Fannie Mae 6.00% 2037	51,437	53,841
Fannie Mae 6.00% 2037	10,797	11,309
Fannie Mae 6.00% 2037	10,295	10,789
Fannie Mae 6.00% 2037	8,926	9,348
Fannie Mae 6.00% 2037	5,280	5,529
Fannie Mae 6.00% 2037	3,360	3,507
Fannie Mae 6.00% 2037	1,796	1,880
Fannie Mae 6.00% 2037	1,355	1,418
Fannie Mae 6.162% 2037[1]	12,694	13,341
Fannie Mae 6.50% 2037	16,306	17,393
Fannie Mae 6.50% 2037	8,216	8,763
Fannie Mae 6.50% 2037	3,674	3,905
Fannie Mae 6.50% 2037	3,424	3,639
Fannie Mae 7.00% 2037	5,953	6,474
Fannie Mae 7.00% 2037	5,910	6,398
Fannie Mae 7.00% 2037	4,382	4,743
Fannie Mae 7.00% 2037	3,000	3,248
Fannie Mae 4.443% 2038[1]	4,195	4,333
Fannie Mae 4.50% 2038	9,622	9,611
Fannie Mae 4.542% 2038[1]	1,595	1,651
Fannie Mae 5.00% 2038	44,526	45,395
Fannie Mae 5.32% 2038[1]	2,320	2,428
Fannie Mae 5.50% 2038	20,655	21,392
Fannie Mae 5.50% 2038	11,645	12,049
Fannie Mae 5.50% 2038	9,965	10,311
Fannie Mae 6.00% 2038	36,948	38,722
Fannie Mae 6.00% 2038	34,492	36,110
Fannie Mae 6.00% 2038	17,532	18,362
Fannie Mae 6.00% 2038	13,393	14,028
Fannie Mae 6.00% 2038	4,685	4,909
Fannie Mae 6.50% 2038	10,219	10,900
Fannie Mae 6.50% 2038	9,094	9,702
Fannie Mae 6.50% 2038	6,097	6,505
Fannie Mae 6.50% 2038	4,383	4,677
Fannie Mae 6.50% 2038	3,994	4,245
Fannie Mae 7.00% 2038	2,744	2,971
Fannie Mae 6.00% 2039	2,231	2,336
Fannie Mae 6.50% 2039	41,025	43,698
Fannie Mae 6.50% 2039	3,025	3,226
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	96	103
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	88	94
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041	121	131
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042	126	136
Freddie Mac 4.00% 2015	1,125	1,159
Freddie Mac 4.50% 2023	13,573	13,866
Freddie Mac 4.00% 2024	35,040	35,084
Freddie Mac 4.00% 2024	16,931	16,954
Freddie Mac 4.50% 2024	4,803	4,907
Freddie Mac 5.00% 2035	4,578	4,671
Freddie Mac, Series 3061, Class PN, 5.50% 2035	1,519	1,603
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036	2,677	2,376
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036	2,302	2,007
Freddie Mac, Series 3257, Class PA, 5.50% 2036	6,381	6,672
Freddie Mac 6.00% 2036	41,285	43,212
Freddie Mac 4.766% 2037[1]	2,683	2,778
Freddie Mac, Series 3318, Class JT, 5.50% 2037	4,779	4,969
Freddie Mac 5.715% 2037[1]	4,871	5,119
Freddie Mac 5.849% 2037[1]	1,407	1,478
Freddie Mac 6.00% 2037	9,816	10,265
Freddie Mac 6.00% 2037	3,059	3,201
Freddie Mac 6.50% 2037	16,852	17,873
Freddie Mac 6.50% 2037	13,505	14,374
Freddie Mac 6.50% 2037	4,301	4,562
Freddie Mac 7.00% 2037	2,519	2,718
Freddie Mac 7.00% 2037	1,456	1,571
Freddie Mac 7.00% 2037	762	822
Freddie Mac 4.663% 2038[1]	4,524	4,673
Freddie Mac 4.745% 2038[1]	9,512	9,848
Freddie Mac 4.968% 2038[1]	1,188	1,234
Freddie Mac 5.00% 2038	8,252	8,404
Freddie Mac 5.00% 2038	258	264
Freddie Mac 5.00% 2038	10	10
Freddie Mac 5.50% 2038	9,119	9,426
Freddie Mac 5.50% 2038	7,889	8,155
Freddie Mac 6.50% 2038	18,102	19,266
Freddie Mac 6.50% 2038	4,535	4,827
Freddie Mac 6.50% 2038	1,996	2,125
Freddie Mac 5.00% 2039	11,050	11,238
Freddie Mac 6.50% 2039	22,780	24,239
Government National Mortgage Assn. 4.50% 2039	19,000	18,958
Nykredit 4.00% 2035	DKr56,969	9,942
Nykredit 5.00% 2038	28,368	5,263
SBA CMBS Trust, Series 2005-1, Class A, 5.369% 2035[2,4]	$1,750	1,680
SBA CMBS Trust, Series 2005-1, Class D, 6.219% 2035[2,4]	3,000	2,790
SBA CMBS Trust, Series 2006-1A, Class A, 5.314% 2036[2,4]	3,000	2,805
SBA CMBS Trust, Series 2006-1A, Class F, 6.709% 2036[2,4]	4,500	4,005
SBA CMBS Trust, Series 2006-1A, Class G, 6.904% 2036[2,4]	3,000	2,640
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	2,950	3,022
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-3, 4.499% 2037	2,000	1,846
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-3, 6.133% 2037	1,680	1,656
CS First Boston Mortgage Securities Corp., Series 2006-C2, Class A-3, 5.658% 2039[1]	1,225	879
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 2040[1]	7,000	5,622
Wells Fargo Alternative Loan Trust, Series 2007-PA4, Class III-A-1, 6.064% 2037[1]	16,902	7,672
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class III-A-1, 6.25% 2037	4,448	2,297
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class IV-A-1, 6.50% 2037	4,252	2,195
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035[2]	3,000	2,970
Crown Castle Towers LLC, Series 2005-1, Class D, 5.612% 2035[2]	6,300	6,048
Crown Castle Towers LLC, Series 2006-1, Class E, 6.065% 2036[2,4]	1,000	980
Crown Castle Towers LLC, Series 2006-1, Class F, 6.650% 2036[2,4]	1,300	1,274
Crown Castle Towers LLC, Series 2006-1, Class G, 6.795% 2036[2,4]	500	490
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-2, 4.782% 2042	3,304	3,180
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-2, 5.242% 2044	5,000	4,780
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A-PB, 5.446% 2045	4,000	3,600
Swedish Government 4.00% 2012	SKr69,000	9,223
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A-3-A, 4.949% 2038[1]	$2,000	1,822
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A-3, 5.66% 2039[1]	3,160	2,773
Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A-5, 4.855% 2041[1]	2,445	2,111
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class AM, 4.805% 2043[1]	1,065	665
American Tower Trust I, Series 2007-1A, Class C, 5.615% 2037[2]	2,000	1,699
American Tower Trust I, Series 2007-1A, Class D, 5.957% 2037[2]	4,000	3,318
American Tower Trust I, Series 2007-1A, Class E, 6.249% 2037[2]	2,500	1,924
Bank of America 5.50% 2012[2]	7,000	6,891
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.316% 2037[1]	4,000	3,720
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-LN1, Class H, 5.734% 2037[1,2]	2,000	560
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042	2,271	2,248
GS Mortgage Securities Corp. II, Series 2001-ROCK, Class A-2, 6.624% 2018[2]	5,025	5,412
GS Mortgage Securities Corp. II, Series 1998-C1, Class E, 7.45% 2030[1]	201	201
Hilton Hotel Pool Trust, Series 2000-HLTA, Class F, 7.75% 2015[2]	5,000	5,381
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4-A, 5.675% 2034[1]	1,558	1,299
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2-A-3, 5.511% 2036[1]	4,173	2,138
Morgan Stanley Mortgage Loan Trust, Series 2007-11AR, Class 2-A-1, 6.428% 2037[1]	3,641	1,561
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.645% 2036[1]	4,696	2,615
IndyMac INDX Mortgage Loan Trust, Series 2006-AR25, Class 3-A-1, 6.106% 2036[1]	4,405	2,200
Stadshypotek AB 6.00% 2012	SKr33,000	4,681
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 2-A-1, 6.50% 2037	$7,657	4,229
Citigroup Mortgage Loan Trust, Inc., Series 2005-8, Class I-A4A, 5.557% 2035[1]	6,479	3,895
Structured Products Asset Return Certificates Trust, Series 2001-CF1, Class A, 6.36% 2033[4]	3,700	3,744
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	3,542	3,651
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.336% 2044[1]	1,000	822
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.513% 2045[1]	3,000	2,740
Countrywide Alternative Loan Trust, Series 2007-14T2, Class A-4, 0.664% 2037[1]	8,976	3,123
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-2, 5.117% 2037	2,940	2,874
Thornburg Mortgage Securities Trust, Series 2006-5, Class A-1, 0.434% 2046[1]	3,034	2,722
Commercial Mortgage Trust, Series 2000-C1, Class E, 8.132% 2033	2,500	2,435
Northern Rock PLC 5.625% 2017[2]	3,000	2,422
Bear Stearns ALT-A Trust, Series 2006-2, Class II-4-A-1, 5.874% 2036[1]	5,673	2,381
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A-3, 5.725% (undated)[1]	2,500	2,116
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[2]	2,209	2,074
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	1,509	1,536
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	751	746
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-2, 6.48% 2035	750	761
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	1,843	1,505
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP6, Class A-4, 5.475% 2043[1]	1,650	1,320
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class A-2, 6.592% 2033	1,140	1,165
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	881	906
Chase Manhattan Bank — First Union National Bank, Commercial Mortgage Trust, Series 1999-1, Class B, 7.619% 2031	750	749
Merrill Lynch Mortgage Investors, Inc., Series 1999-C1, Class A-2, 7.56% 2031	496	495
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2025	426	433
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-1, 5.585% 2034	177	178
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.346% 2027[1,2]	65	46
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-3, 6.16% 2035	19	19
		1,592,017

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 7.97%
German Government 3.75% 2013	€6,215	9,188
German Government 3.50% 2016	1,665	2,413
German Government, Series 6, 4.00% 2016	2,960	4,399
German Government 3.75% 2017	27,610	40,277
German Government, Series 8, 4.25% 2018	23,320	35,190
German Government 4.75% 2034	5,020	7,503
United Mexican States Government Global 9.875% 2010	$1,000	1,052
United Mexican States Government Global 6.375% 2013	1,260	1,367
United Mexican States Government Global 5.875% 2014	3,500	3,677
United Mexican States Government, Series MI10, 9.50% 2014	MXN182,400	15,116
United Mexican States Government, Series M10, 8.00% 2015	115,000	8,829
United Mexican States Government, Series M10, 7.25% 2016	129,000	9,409
United Mexican States Government, Series M10, 7.75% 2017	256,000	19,006
United Mexican States Government Global 5.95% 2019	$2,880	2,923
United Mexican States Government, Series M20, 10.00% 2024	MXN48,400	4,168
United Mexican States Government, Series M30, 10.00% 2036	$39,000	3,270
United Mexican States Government Global 6.05% 2040	8,250	7,536
United Kingdom 4.75% 2015	£7,726	13,989
United Kingdom 4.00% 2016	2,670	4,632
United Kingdom 4.50% 2019	7,740	13,557
United Kingdom 4.75% 2038	5,560	9,669
Japanese Government 1.30% 2011	¥1,114,000	11,795
Japanese Government 1.40% 2012	1,161,000	12,377
Japanese Government 1.50% 2014	720,000	7,758
Japanese Government 2.40% 2038	522,350	5,689
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 2.50% 2012[2]	$5,875	5,842
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 3.625% 2014[2]	20,000	20,116
European Investment Bank 3.125% 2014	9,250	9,280
European Investment Bank 4.875% 2017	8,000	8,432
European Investment Bank 6.125% 2017	$ A6,000	4,739
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	$15,750	20,160
Israeli Government 5.125% 2019	7,950	7,925
Israeli Government 6.00% 2019[4]	ILS45,270	12,104
Polish Government 5.25% 2013	PLN60,000	18,754
Queensland Treasury Corp., Series 11, 6.00% 2011	$ A 6,040	5,021
Queensland Treasury Corp., Series 15, 6.00% 2015	12,125	9,765
Queensland Treasury Corp., Series 17, 6.00% 2017	4,610	3,672
Sweden Government Agency-Guaranteed, Swedbank AB 2.80% 2012[2]	$7,750	7,751
Sweden Government Agency-Guaranteed, Swedbank AB 2.90% 2013[2]	10,000	9,926
KfW 6.25% 2012	$ A8,000	6,617
KfW 1.35% 2014	¥564,000	5,877
KfW 5.00% 2015	NKr29,500	4,735
Finland (Republic of) 5.375% 2013	€10,710	16,632
Swedish Government 5.50% 2012	SKr65,000	9,328
Swedish Government 5.00% 2020	39,290	5,711
South Korean Government 5.25% 2010	KRW6,950,000	5,581
South Korean Government 4.25% 2014	4,990,000	3,848
South Korean Government 5.75% 2014	$4,800	4,929
France Government Agency-Guaranteed, Société Finance 2.25% 2012[2]	7,550	7,505
France Government Agency-Guaranteed, Société Finance 3.375% 2014[2]	5,600	5,612
Nordic Investment Bank, Series C, 5.00% 2017	8,000	8,493
French Government O.A.T. Eurobond 4.00% 2018	€5,675	8,198
Kingdom of Denmark 5.00% 2013	DKr39,575	8,100
United Kingdom Government Agency-Guaranteed, Lloyds TSB Group PLC 2.80% 2012[2]	$8,000	8,086
Netherlands Government Agency-Guaranteed, ING Bank NV 3.90% 2014[2]	7,000	7,164
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 2.50% 2012[2]	6,500	6,478
Australia Government Agency-Guaranteed, National Australia Bank 5.75% 2013	$ A7,000	5,633
Asian Development Bank 2.75% 2014	$4,950	4,869
Belgium (Kingdom of), Series 40, 5.50% 2017	€3,050	4,804
Russian Federation 7.50% 2030[3]	$4,800	4,746
Australia Government Agency-Guaranteed, Macquarie Bank Ltd. 5.00% 2014	$ A6,000	4,614
Netherlands Government Eurobond 4.50% 2017	€2,610	3,898
Corporación Andina de Fomento 5.75% 2017	$3,000	2,899
Canadian Government 4.25% 2026[4,5]	$ C1,297	1,496
Panama (Republic of) Global 7.125% 2026	$390	406
Panama (Republic of) Global 9.375% 2029	500	630
Ireland Government Agency-Guaranteed, Anglo Irish Bank Corp. plc 1.535% 2016[1]	€1,100	555
El Salvador (Republic of) 7.65% 2035[2]	$580	490
		556,210

FINANCIALS — 6.79%
Countrywide Home Loans, Inc., Series M, 4.125% 2009	$2,915	$2,925
Countrywide Financial Corp., Series A, 4.50% 2010	990	980
Countrywide Financial Corp. 6.25% 2010	$ A1,200	948
Countrywide Financial Corp., Series B, 1.426% 2012[1]	$11,000	9,900
Countrywide Financial Corp., Series B, 5.80% 2012	11,943	12,025
Bank of America Corp. 5.30% 2017	9,245	7,856
Bank of America Corp. 5.65% 2018	7,025	6,218
Bank of America Corp. 7.625% 2019	2,525	2,541
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 3.625% 2012	€2,595	3,306
Westfield Group 5.40% 2012[2]	$5,000	4,802
Westfield Group 5.70% 2016[2]	3,130	2,714
Westfield Group 7.125% 2018[2]	11,500	10,690
Morgan Stanley 6.00% 2014	14,600	14,797
Morgan Stanley, Series F, 5.95% 2017	4,600	4,421
Morgan Stanley 10.09% 2017	BRL3,000	1,281
Resona Bank, Ltd. 3.75% 2015[1]	€1,015	1,352
Resona Bank, Ltd 4.125% (undated)[1]	1,775	1,843
Resona Bank, Ltd. 4.125% (undated)[1]	970	1,007
Resona Bank, Ltd. 5.85% (undated)[1,2]	$18,680	14,122
Ford Motor Credit Co. 9.75% 2010[1]	9,250	8,863
Ford Motor Credit Co. 3.889% 2012[1]	10,755	8,335
JPMorgan Chase & Co. 4.891% 2015[1]	5,300	4,612
JPMorgan Chase Bank NA 6.00% 2017	12,250	11,942
UniCredito Italiano SpA 5.584% 2017[1,2]	9,480	8,264
UniCredito Italiano SpA 6.00% 2017[2]	6,700	6,011
HVB Funding Trust III 9.00% 2031[2]	1,299	727
HBOS PLC 6.75% 2018[2]	12,580	9,511
HBOS PLC 6.00% 2033[2]	3,500	2,096
HBOS PLC 5.375% (undated)[1,2]	5,000	2,418
Lloyds Banking Group PLC 6.657% preference shares (undated)[1,2]	2,500	901
Liberty Mutual Group Inc. 6.50% 2035[2]	435	265
Liberty Mutual Group Inc. 7.50% 2036[2]	4,875	3,367
Liberty Mutual Group Inc., Series A, 7.80% 2087[1,2]	3,085	1,731
Liberty Mutual Group Inc., Series C, 10.75% 2088[1,2]	11,910	8,590
Korea Development Bank 5.30% 2013	5,500	5,421
Korea Development Bank 8.00% 2014	6,750	7,316
General Motors Acceptance Corp. 7.25% 2011[2]	3,123	2,889
General Motors Acceptance Corp. 6.625% 2012[2]	3,166	2,675
General Motors Acceptance Corp. 6.875% 2012[2]	4,432	3,745
General Motors Acceptance Corp. 7.00% 2012[2]	2,779	2,384
General Motors Acceptance Corp. 6.75% 2014[2]	921	732
Royal Bank of Scotland Group PLC 5.00% 2013	840	693
Royal Bank of Scotland Group PLC 5.00% 2014	2,937	2,350
Royal Bank of Scotland Group PLC 5.05% 2015	5,063	3,973
Royal Bank of Scotland PLC 6.934% 2018	€3,990	4,712
Goldman Sachs Group, Inc. 7.50% 2019	$10,810	11,579
Santander Issuances, SA Unipersonal 5.805% 2016[1,2]	7,300	5,874
Sovereign Bancorp, Inc. 8.75% 2018	3,250	3,206
Santander Perpetual, SA Unipersonal 4.375% (undated)[1]	€2,065	2,171
Santander Perpetual, SA Unipersonal 6.671% (undated)[1,2]	$300	222
PLD International Finance LLC 4.375% 2011	€1,950	2,548
ProLogis 5.75% 2016	$2,355	1,859
ProLogis 6.625% 2018	8,645	6,818
Hospitality Properties Trust 6.75% 2013	1,500	1,321
Hospitality Properties Trust 5.125% 2015	1,325	1,053
Hospitality Properties Trust 6.30% 2016	1,695	1,359
Hospitality Properties Trust 5.625% 2017	6,250	4,672
Hospitality Properties Trust 6.70% 2018	3,530	2,707
Citigroup Inc. 4.125% 2010	3,000	3,001
Citigroup Inc. 6.125% 2017	4,500	3,952
Citigroup Capital XXI 8.30% 2077[1]	4,625	3,615
HSBC Finance Corp. 1.381% 2014[1]	1,750	1,421
HSBC Finance Corp. 1.098% 2016[1]	8,900	6,813
HSBC Holdings PLC 6.50% 2037	2,000	1,941
HSBK (Europe) BV 7.75% 2013	2,340	1,732
HSBK (Europe) BV 7.75% 2013[2]	505	374
HSBK (Europe) BV 7.25% 2017[2]	11,185	6,487
HSBK (Europe) BV 7.25% 2017	1,210	702
Simon Property Group, LP 4.875% 2010	1,000	1,007
Simon Property Group, LP 5.25% 2016	1,330	1,183
Simon Property Group, LP 6.10% 2016	325	304
Simon Property Group, LP 5.875% 2017	2,560	2,354
Simon Property Group, LP 6.125% 2018	2,835	2,641
Simon Property Group, LP 10.35% 2019	1,080	1,229
Wells Fargo & Co. 5.625% 2017	8,750	8,627
MetLife Capital Trust X 9.25% 2068[1,2]	9,000	8,028
CIT Group Inc. 6.875% 2009	2,500	2,392
CIT Group Inc. 1.17% 2012[1]	5,000	2,952
CIT Group Inc. 5.40% 2013	4,000	2,481
CNA Financial Corp. 5.85% 2014	625	502
CNA Financial Corp. 6.50% 2016	5,540	4,495
CNA Financial Corp. 7.25% 2023	3,000	2,154
Standard Chartered Bank 6.40% 2017[2]	7,290	6,597
Société Générale 5.75% 2016[2]	7,150	6,583
SLM Corp., Series A, 1.322% 2011[1]	1,210	981
SLM Corp., Series A, 5.45% 2011	5,906	5,436
Zions Bancorporation 5.65% 2014	5,000	3,617
Zions Bancorporation 5.50% 2015	1,795	1,294
Zions Bancorporation 6.00% 2015	1,990	1,425
New York Life Global Funding 4.65% 2013[2]	5,700	5,787
Barclays Bank PLC 6.05% 2017[2]	3,150	2,736
Barclays Bank PLC 5.926% (undated)[1,2]	1,000	571
Barclays Bank PLC 7.70% (undated)[1,2]	2,700	2,250
Prudential Holdings, LLC, Series C, 8.695% 2023[2,3]	1,250	1,198
Prudential Financial, Inc. 8.875% 2068[1]	5,000	4,224
Realogy Corp., Letter of Credit, 3.37% 2013[1,3,6]	104	76
Realogy Corp., Term Loan B, 4.177% 2013[1,3,6]	386	281
Realogy Corp. 10.50% 2014	7,280	3,185
Realogy Corp. 11.75% 2014[1,7]	5,605	1,794
Rouse Co. 7.20% 2012[8]	2,360	1,510
Rouse Co. 6.75% 2013[2,8]	4,500	2,858
Rouse Co. 3.625% 2009[8]	1,140	724
Kimco Realty Corp. 6.00% 2012	500	474
Kimco Realty Corp., Series C, 4.82% 2014	2,500	2,126
Kimco Realty Corp. 5.70% 2017	3,000	2,491
Catlin Insurance Ltd. 7.249% (undated)[1,2]	8,890	4,984
PNC Funding Corp. 1.239% 2014[1]	5,000	4,518
Development Bank of Singapore Ltd. 7.875% 2009[2]	4,000	4,020
Host Marriott, LP, Series M, 7.00% 2012	4,050	3,929
Chubb Corp. 5.75% 2018	1,000	1,039
Chubb Corp. 6.375% 2067[1]	3,505	2,808
Jackson National Life Global 5.375% 2013[2]	3,900	3,757
Silicon Valley Bank 5.70% 2012	4,000	3,724
American Express Co. 6.15% 2017	4,000	3,695
ACE INA Holdings Inc. 5.875% 2014	1,080	1,116
ACE INA Holdings Inc. 5.80% 2018	1,400	1,397
ACE INA Holdings Inc. 6.70% 2036	1,155	1,147
ZFS Finance (USA) Trust V 6.50% 2067[1,2]	4,900	3,626
Fifth Third Capital Trust IV 6.50% 2067[1]	5,250	3,201
Lincoln National Corp. 5.65% 2012	3,250	3,157
AXA SA 6.463% (undated)[1,2]	5,000	3,155
Northern Trust Corp. 4.625% 2014	2,825	2,906
Nationwide Mutual Insurance 5.81% 2024[1,2]	3,125	1,837
Nationwide Mutual Insurance Co. 8.25% 2031[2]	750	603
Nationwide Mutual Insurance Co. 7.875% 2033[2]	515	366
Lazard Group LLC 7.125% 2015	2,965	2,727
Lazard Group LLC 6.85% 2017	70	64
Sumitomo Mitsui Banking Corp. 4.375% 2014[1]	€1,645	2,301
Rodamco Europe Finance BV, Series 5, 3.75% 2012	1,600	2,195
ERP Operating LP 6.625% 2012	$2,000	2,057
International Lease Finance Corp., Series R, 5.40% 2012	2,500	1,952
Monumental Global Funding III 5.25% 2014[2]	2,000	1,888
Loews Corp. 6.00% 2035	1,800	1,533
Assured Guaranty US Holdings Inc., Series A, 6.40% 2066[1]	3,000	1,532
City National Corp. 5.125% 2013	1,500	1,340
Northern Rock PLC 5.60% (undated)[1,2]	1,800	369
Northern Rock PLC 6.594% (undated)[1,2]	4,400	902
UnumProvident Finance Co. PLC 6.85% 2015[2]	1,500	1,238
Capmark Financial Group Inc. 8.30% 2017	5,000	1,180
Lehman Brothers Holdings Inc., Series I, 6.875% 2018[8]	6,760	1,115
Banco Santander-Chile 5.375% 2014[2]	1,165	1,110
United Dominion Realty Trust, Inc. 5.00% 2012	1,000	967
Developers Diversified Realty Corp. 4.625% 2010	1,000	904
Allstate Corp., Series B, 6.125% 2067[1]	980	730
Assurant, Inc. 5.625% 2014	765	683
Nationwide Financial Services, Inc. 6.75% 2067[1]	255	151
Twin Reefs Asset Trust (XLFA), Series B, 1.449% 2079[1,2,8]	2,500	8
		474,176

CONSUMER DISCRETIONARY — 4.21%
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 2012[2]	6,200	5,998
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	4,425	4,226
Charter Communications Operating, LLC, Term Loan B, 4.25% 2014[1,3,6]	9,998	9,035
Charter Communications Operating, LLC, Term Loan B, 7.25% 2014[1,3,6]	4,938	4,868
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 10.875% 2014[2]	3,000	3,120
News America Inc. 4.75% 2010	2,000	2,021
News America Holdings Inc. 9.25% 2013	2,500	2,853
News America Holdings Inc. 8.25% 2018	4,885	5,330
News America Inc. 6.90% 2019[2]	10,355	10,809
News America Inc. 6.15% 2037	1,000	851
News America Inc. 6.65% 2037	4,400	3,970
Tele-Communications, Inc. 9.80% 2012	2,000	2,253
Comcast Corp. 5.85% 2015	6,275	6,512
Comcast Corp. 6.30% 2017	3,380	3,583
Comcast Corp. 5.70% 2018	3,250	3,273
Comcast Corp. 5.875% 2018	2,175	2,208
Comcast Corp. 6.95% 2037	630	659
Comcast Corp. 6.40% 2038	7,140	7,012
Time Warner Cable Inc. 5.40% 2012	5,000	5,172
Time Warner Cable Inc. 7.50% 2014	1,780	1,963
Time Warner Cable Inc. 8.25% 2014	7,925	8,892
Time Warner Cable Inc. 6.75% 2018	2,650	2,765
Time Warner Cable Inc. 8.25% 2019	4,455	5,063
AOL Time Warner Inc. 6.875% 2012	6,250	6,690
Time Warner Inc. 5.875% 2016	1,510	1,490
AOL Time Warner Inc. 7.625% 2031	10,635	10,366
Time Warner Inc. 6.50% 2036	4,660	4,093
Univision Communications Inc. 7.85% 2011	7,200	7,128
Univision Communications, Inc., First Lien Term Loan B, 2.56% 2014[1,3,6]	5,420	4,077
Univision Communications Inc. 10.50% 2015[1,2,7]	15,275	8,974
DaimlerChrysler North America Holding Corp. 8.00% 2010	3,000	3,098
DaimlerChrysler North America Holding Corp., Series E, 5.75% 2011	6,500	6,636
DaimlerChrysler North America Holding Corp. 5.875% 2011	1,300	1,322
DaimlerChrysler North America Holding Corp. 7.75% 2011	2,330	2,429
MGM MIRAGE 6.75% 2012	4,000	2,860
MGM MIRAGE 6.75% 2013	1,250	841
MGM MIRAGE 13.00% 2013[2]	3,125	3,437
MGM MIRAGE 5.875% 2014	3,200	2,072
MGM MIRAGE 7.50% 2016	1,000	654
J.C. Penney Co., Inc. 8.00% 2010	5,585	5,647
J.C. Penney Co., Inc. 9.00% 2012	2,485	2,533
Toys “R” Us, Inc. 7.625% 2011	6,665	6,198
Toys “R” Us-Delaware, Inc., Term Loan B, 4.565% 2012[1,3,6]	2,000	1,851
Target Corp. 6.00% 2018	5,500	5,841
Target Corp. 7.00% 2038	2,000	2,139
Mohegan Tribal Gaming Authority 6.375% 2009	5,250	5,132
Mohegan Tribal Gaming Authority 7.125% 2014	3,300	2,261
NTL Cable PLC 8.75% 2014	4,500	4,410
NTL Cable PLC 8.75% 2014	€1,000	1,318
NTL Cable PLC 9.75% 2014	£700	1,088
Michaels Stores, Inc., Term Loan B, 2.625% 2013[1,3,6]	$2,205	1,758
Michaels Stores, Inc. 10.00% 2014	5,950	5,028
Cox Communications, Inc. 7.875% 2009	1,500	1,509
Cox Communications, Inc. 4.625% 2010	1,750	1,759
Cox Communications, Inc. 5.45% 2014	3,500	3,478
Allison Transmission Holdings, Inc., Term Loan B, 3.07% 2014[1,3,6]	6,291	5,047
Marriott International, Inc., Series J, 5.625% 2013	5,000	4,940
Edcon (Proprietary) Ltd. 4.527% 2014[1]	€6,000	4,922
Staples, Inc. 7.375% 2012	$2,000	2,091
Staples, Inc. 9.75% 2014	2,250	2,515
Royal Caribbean Cruises Ltd. 8.00% 2010	1,375	1,382
Royal Caribbean Cruises Ltd. 8.75% 2011	2,675	2,568
Macy’s Retail Holdings, Inc. 8.875% 2015	3,610	3,497
Federated Retail Holdings, Inc. 5.90% 2016	250	204
Thomson Learning 10.50% 2015[2]	4,500	3,667
FCE Bank PLC 7.125% 2013	€3,000	3,450
KB Home 6.25% 2015	$3,735	3,212
Cablevision Systems Corp., Series B, 8.00% 2012	1,000	995
CSC Holdings, Inc. 8.625% 2019[2]	2,050	2,019
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	3,200	2,832
Kabel Deutschland GmbH 10.625% 2014	2,625	2,720
Nordstrom, Inc. 6.75% 2014	2,505	2,607
Vidéotron Ltée 6.875% 2014	1,625	1,511
Vidéotron Ltée 6.375% 2015	1,000	901
Boyd Gaming Corp. 7.75% 2012	1,350	1,262
Boyd Gaming Corp. 6.75% 2014	1,000	815
Seminole Tribe of Florida 5.798% 2013[2,3]	1,185	1,072
Seminole Tribe of Florida 7.804% 2020[2,3]	1,230	965
Standard Pacific Corp. 6.25% 2014	1,345	955
Standard Pacific Corp. 7.00% 2015	1,340	965
Cinemark USA, Inc., Term Loan B, 2.21% 2013[1,3,6]	827	782
Cinemark USA, Inc. 8.625% 2019[2]	1,000	993
MDC Holdings, Inc. 5.50% 2013	1,750	1,695
Liberty Media Corp. 8.25% 2030	2,375	1,648
Tenneco Automotive Inc. 8.625% 2014	2,000	1,450
Quebecor Media Inc. 7.75% 2016	1,575	1,435
Dollar General Corp. 11.875% 2017[1,7]	1,150	1,248
Neiman Marcus Group, Inc. 9.75% 2015[1,7]	1,946	1,158
Dex Media West LLC, Dex Media West Finance Co., Series B, 8.50% 2010[8]	750	544
Dex Media, Inc., Series B, 8.00% 2013[8]	1,250	194
Dex Media, Inc., Series B, 9.00% 2013[8]	1,400	217
Dex Media, Inc., Series B, 9.00% 2013[8]	1,250	194
Thomson Corp. 6.20% 2012	1,035	1,079
Regal Cinemas Corp., Series B, 9.375% 2012	1,000	974
American Media Operation 14.00% 2013[1,2,7]	1,778	716
Education Management LLC and Education Management Finance Corp. 8.75% 2014	650	634
AMC Entertainment Inc. 8.00% 2014	675	579
Radio One, Inc. 6.375% 2013	1,650	505
Sealy Mattress Co. 8.25% 2014	600	497
Delphi Corp. 6.50% 2013[8]	480	7
Delphi Automotive Systems Corp. 6.55% 2006[8]	500	3
Delphi Automotive Systems Corp. 6.50% 2009[8]	7,500	47
Delphi Automotive Systems Corp. 7.125% 2029[8]	1,750	11
Young Broadcasting Inc. 10.00% 2011[8]	2,716	7
		294,284

TELECOMMUNICATION SERVICES — 3.42%
Verizon Communications Inc. 3.75% 2011[2]	7,040	7,187
Verizon Communications Inc. 7.375% 2013[2]	5,000	5,598
Verizon Communications Inc. 5.55% 2014[2]	2,900	3,082
Verizon Communications Inc. 5.50% 2017	8,885	8,914
Verizon Communications Inc. 8.50% 2018[2]	7,250	8,679
Verizon Communications Inc. 8.75% 2018	9,000	10,678
Verizon Communications Inc. 6.35% 2019	4,000	4,169
AT&T Corp. 7.30% 2011[1]	1,850	2,030
AT&T Wireless Services, Inc. 7.875% 2011	1,890	2,039
AT&T Inc. 6.70% 2013	4,000	4,397
SBC Communications Inc. 5.10% 2014	2,700	2,808
SBC Communications Inc. 5.625% 2016	6,750	6,956
AT&T Inc. 5.50% 2018	10,000	10,002
AT&T Inc. 5.60% 2018	1,430	1,440
AT&T Inc. 5.80% 2019	5,850	5,950
SBC Communications Inc. 6.45% 2034	2,130	2,107
AT&T Inc. 6.40% 2038	2,300	2,259
Olivetti Finance NV 7.25% 2012	€905	1,365
Telecom Italia Capital SA, Series B, 5.25% 2013	$750	736
Telecom Italia Capital SA 4.95% 2014	6,450	6,182
Telecom Italia Capital SA 5.25% 2015	4,000	3,866
Telecom Italia Capital SA 6.999% 2018	7,500	7,600
Telecom Italia SpA 7.75% 2033	€1,350	1,956
Telicom Italia Capital SA 6.00% 2034	$2,550	2,160
Telecom Italia Capital SA 7.20% 2036	350	340
Telecom Italia Capital SA 7.721% 2038	6,750	6,894
Qwest Capital Funding, Inc. 7.90% 2010	4,295	4,316
Qwest Capital Funding, Inc. 7.25% 2011	11,475	11,188
Qwest Communications International Inc. 7.25% 2011	4,000	3,900
Qwest Corp. 8.875% 2012	1,250	1,266
Nextel Communications, Inc., Series E, 6.875% 2013	15,400	12,820
Nextel Communications, Inc., Series F, 5.95% 2014	195	155
Nextel Communications, Inc., Series D, 7.375% 2015	8,580	6,885
Telefónica Emisiones, SAU 5.984% 2011	5,000	5,267
Telefónica Emisiones, SAU 4.949% 2015	3,790	3,857
Telefónica Emisiones, SAU 5.877% 2019	3,465	3,579
France Télécom 7.75% 2011[1]	1,000	1,082
France Télécom 4.375% 2014	5,520	5,569
France Télécom 5.375% 2019	3,830	3,865
American Tower Corp. 7.125% 2012	5,200	5,259
American Tower Corp. 7.00% 2017	2,650	2,577
Cricket Communications, Inc. 9.375% 2014	7,580	7,504
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	1,700	1,667
Windstream Corp. 8.625% 2016	5,800	5,583
Rogers Wireless Inc. 7.25% 2012	3,475	3,737
Rogers Wireless Inc. 7.50% 2015	1,975	2,151
Deutsche Telekom International Finance BV 5.875% 2013	1,400	1,470
Deutsche Telekom International Finance BV 6.75% 2018	4,000	4,253
Singapore Telecommunications Ltd. 6.375% 2011[2]	5,000	5,428
Centennial Communications Corp. 6.958% 2013[1]	500	500
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013	2,000	2,073
Centennial Communications Corp., Centennial Cellular Operating Co. LLC and
Centennial Puerto Rico Operations Corp. 8.125% 2014[1]	2,700	2,774
British Telecommunications PLC 5.95% 2018	5,515	4,978
MetroPCS Wireless, Inc. 9.25% 2014[2]	3,000	2,985
MetroPCS Wireless, Inc. 9.25% 2014	975	974
Crown Castle International Corp. 9.00% 2015	700	716
Crown Castle International Corp. 7.75% 2017[2]	750	735
Hawaiian Telcom Communications, Inc. 9.75% 2013[8]	2,870	43
Hawaiian Telcom Communications, Inc. 8.765% 2013[1,8]	2,195	33
Hawaiian Telcom Communications, Inc., Series B, 12.50% 2015[8]	1,125	—
		238,583

INDUSTRIALS — 3.19%
Delta Air Lines, Inc., Series 2000-1, Class A-1, 7.379% 2011[3]	224	217
Delta Air Lines, Inc., Series 2000-1, Class A-2, 7.57% 2012[3]	8,627	8,336
Delta Air Lines, Inc., Series 2000-1, Class B, 7.92% 2012[3]	1,000	930
Delta Air Lines, Inc., Series 2002-1, Class C, 7.779% 2013[3,4]	204	188
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 2014[3]	9,300	8,198
Northwest Airlines, Inc., Term Loan A, 2.35% 2018[1,3,6]	8,812	6,653
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[3]	1,433	1,125
Continental Airlines, Inc., Series 2001-1, Class A-2, 6.503% 2011[3]	1,000	941
Continental Airlines, Inc. 8.75% 2011	2,000	1,260
Continental Airlines, Inc., Series 2000-2, Class A-2, 7.487% 2012[3]	3,570	3,423
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[3]	159	116
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 2018[3]	1,024	773
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[3,4]	1,688	1,384
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[3]	2,983	2,590
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[3,4]	1,129	1,044
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 2021[3]	3,762	3,066
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[3,4]	586	492
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 2022[3]	1,325	880
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[3]	2,505	2,065
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[3,4]	2,334	1,961
Nielsen Finance LLC, Term Loan B, 2.321% 2013[1,3,6]	2,598	2,353
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014	8,800	8,371
Nielsen Finance LLC and Nielsen Finance Co. 11.625% 2014[2]	3,000	2,993
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 2016[9]	4,200	2,719
Nielsen Finance LLC and Nielsen Finance Co. 11.50% 2016[2]	710	694
American Airlines, Inc., Series 2001-1, Class A-2, 6.817% 2012[3]	1,310	1,087
American Airlines, Inc., Series 2001-2, Class A-1, 6.978% 2012[3]	1,088	1,035
American Airlines, Inc., Series 2001-2, Class B, 8.608% 2012[3]	1,850	1,498
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013[3]	8,535	8,055
AMR Corp. 9.00% 2016	1,500	638
American Airlines, Inc., Series 2001-1, Class B, 7.377% 2019[3]	799	423
AMR Corp. 10.20% 2020	1,345	599
AMR Corp. 10.00% 2021	1,200	588
CSX Corp. 6.25% 2015	5,000	5,175
CSX Corp. 7.45% 2038	7,500	8,146
Koninklijke Philips Electronics NV 4.625% 2013	4,300	4,404
Koninklijke Philips Electronics NV 6.875% 2038	7,150	7,684
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B1, 4.26% 2014[1,3,6]	4,316	3,410
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B2, 4.79% 2014[1,3,6]	4,233	3,344
DAE Aviation Holdings, Inc. 11.25% 2015[2]	8,255	4,829
United Air Lines, Inc., Series 2001-1, Class A-2, 6.201% 2010[3]	25	25
United Air Lines, Inc., Series 2000-2, Class B, 7.811% 2011[3,8]	3,633	4,323
United Air Lines, Inc., Series 2000-2, Class A-2, 7.186% 2012[3]	1,260	1,235
United Air Lines, Inc., Term Loan B, 2.313% 2014[1,3,6]	4,167	2,445
United Air Lines, Inc., Series 2001-1, Class A-1, 6.071% 2014[3]	24	24
United Air Lines, Inc., Series 2001-1, Class A-3, 6.602% 2015[3]	36	35
United Air Lines, 1991 Equipment Trust Certificates, Series A, 10.11% 2006[3,4,8]	230	—
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 2024[3]	3,696	2,862
Allied Waste North America, Inc., Series B, 6.50% 2010	1,000	1,018
Allied Waste North America, Inc., Series B, 5.75% 2011	1,000	1,008
Allied Waste North America, Inc., Series B, 6.125% 2014	2,750	2,780
Allied Waste North America, Inc., Series B, 7.375% 2014	1,000	1,021
Allied Waste North America, Inc. 7.25% 2015	2,000	2,032
Allied Waste North America, Inc. 6.875% 2017	2,000	1,983
Burlington Northern Santa Fe Corp. 7.00% 2014	6,480	6,939
BNSF Funding Trust I 6.613% 2055[1]	1,680	1,332
Norfolk Southern Corp. 5.75% 2016[2]	5,270	5,466
Norfolk Southern Corp. 5.90% 2019	2,250	2,336
Canadian National Railway Co. 4.95% 2014	1,430	1,494
Canadian National Railway Co. 5.55% 2018	5,375	5,625
DynCorp International and DIV Capital Corp., Series B, 9.50% 2013	7,325	7,069
Union Pacific Corp. 5.125% 2014	2,300	2,340
Union Pacific Corp. 5.75% 2017	1,080	1,090
Union Pacific Corp. 5.70% 2018	3,265	3,277
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011[2,3]	1,224	1,206
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013[2,3]	1,390	1,393
BAE Systems Holdings Inc. 6.375% 2019[2]	3,860	3,954
Ashtead Group PLC 8.625% 2015[2]	1,000	858
Ashtead Capital, Inc. 9.00% 2016[2]	5,660	4,825
ARAMARK Corp., Term Loan B, 2.473% 2014[1,3,6]	3,083	2,852
ARAMARK Corp., Letter of Credit, 4.721% 2014[1,3,6]	196	181
ARAMARK Corp. 4.528% 2015[1]	200	164
ARAMARK Corp. 8.50% 2015	2,175	2,121
TFM, SA de CV 9.375% 2012	3,150	3,008
Kansas City Southern Railway Co. 8.00% 2015	2,000	1,870
B/E Aerospace 8.50% 2018	4,330	4,092
RBS Global, Inc. and Rexnord LLC 9.50% 2014	3,250	2,795
John Deere Capital Corp. 5.40% 2011	2,000	2,083
John Deere Capital Corp., Series D, 4.50% 2013	500	511
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 2.31% 2014[1,3,6]	3,564	2,451
Hawker Beechcraft Acquisition Co., LLC, Letter of Credit, 2.598% 2014[1,3,6]	198	136
American Standard Inc. 7.625% 2010	2,300	2,340
US Investigations Services, Inc. 11.75% 2016[2]	2,955	2,290
Atlas Copco AB 5.60% 2017[2]	2,340	2,254
Caterpillar Financial Services Corp., Series F, 6.20% 2013	1,610	1,706
USG Corp. 6.30% 2016	2,000	1,490
Atrium Companies, Inc., Term Loan B, 11.75% 2012[1,3,6,7]	3,171	1,284
RailAmerica Inc. 9.25% 2017[2]	1,250	1,212
Waste Management, Inc. 7.375% 2010	650	678
WMX Technologies, Inc. 7.10% 2026	500	472
Hutchison Whampoa International Ltd. 6.50% 2013[2]	972	1,044
THL Buildco, Inc. 8.50% 2014	3,225	935
General Electric Capital Corp., Series A, 1.256% 2018[1]	1,000	745
RSC Holdings III, LLC, Second Lien Term Loan B, 4.67% 2013[1,3,6]	696	535
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023[2,3]	372	191
		223,122

UTILITIES — 2.50%
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	10,000	10,573
National Rural Utilities Cooperative Finance Corp. 5.45% 2018	5,000	5,104
National Rural Utilities Cooperative Finance Corp., Collateral Trust Bonds, 10.375% 2018	3,500	4,395
Edison Mission Energy 7.75% 2016	6,000	4,920
Midwest Generation, LLC, Series B, 8.56% 2016[3]	3,823	3,747
Edison Mission Energy 7.00% 2017	4,050	3,129
Edison Mission Energy 7.20% 2019	5,250	3,937
Edison Mission Energy 7.625% 2027	4,500	2,902
Ohio Edison Co. 6.40% 2016	7,750	7,927
Cleveland Electric Illuminating Co. 8.875% 2018	5,000	6,039
Ohio Edison Co. 6.875% 2036	2,300	2,325
Progress Energy, Inc. 7.05% 2019	14,550	16,172
Consumers Energy Co., First Mortgage Bonds, Series P, 5.50% 2016	4,000	4,048
Consumers Energy Co. 5.65% 2018	940	954
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	9,150	9,591
MidAmerican Energy Holdings Co., Series D, 5.00% 2014	2,200	2,289
MidAmerican Energy Co. 5.30% 2018	4,000	4,156
MidAmerican Energy Holdings Co. 5.75% 2018	6,500	6,773
AES Corp. 9.375% 2010	4,769	4,840
AES Corp. 8.75% 2013[2]	4,358	4,445
AES Red Oak, LLC, Series A, 8.54% 2019[3]	803	723
AES Red Oak, LLC, Series B, 9.20% 2029[3]	2,500	2,125
Texas Competitive Electric Holdings Co. LLC, Term Loan B2, 3.821% 2014[1,3,6]	2,955	2,120
Texas Competitive Electric Holdings Co. LLC, Series A, 10.25% 2015	7,025	4,408
Texas Competitive Electric Holdings Co. LLC, Series B, 10.25% 2015	6,475	4,063
E.ON International Finance BV 5.80% 2018[2]	9,740	10,151
Electricité de France SA 6.50% 2019[2]	9,000	9,875
Veolia Environnement 5.25% 2013	2,070	2,142
Veolia Environnement 6.00% 2018	4,000	4,084
Veolia Environnement 6.125% 2033	€2,740	3,504
NRG Energy, Inc. 7.25% 2014	$725	705
NRG Energy, Inc. 7.375% 2016	4,675	4,435
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series Q, 5.45% 2013	2,850	2,926
Nevada Power Co., General and Refunding Mortgage Notes, Series L, 5.875% 2015	150	154
Nevada Power Co., General and Refunding Mortgage Notes, Series M, 5.95% 2016	1,450	1,466
Public Service Electric and Gas Co., Series E, 5.30% 2018	2,460	2,575
National Grid PLC 6.30% 2016	2,315	2,382
PG&E Corp. 5.75% 2014	2,000	2,133
Abu Dhabi National Energy Co. PJSC (TAQA) 6.50% 2036[2]	2,000	1,705
ENEL SpA 5.625% 2027	€1,130	1,529
Scottish Power PLC 5.375% 2015	$1,230	1,185
Cilcorp Inc. 8.70% 2009	1,000	985
Israel Electric Corp. Ltd. 7.70% 2018[2]	500	520
Duke Energy Corp., First and Refunding Mortgage Bonds, 5.30% 2015	100	105
		174,266

HEALTH CARE — 2.38%
Roche Holdings Inc. 5.00% 2014[2]	6,250	6,581
Roche Holdings Inc. 6.00% 2019[2]	29,320	31,366
Schering-Plough Corp. 5.375% 2014	€3,300	4,860
Schering-Plough Corp. 6.00% 2017	$9,990	10,657
Abbott Laboratories 5.125% 2019	11,570	11,936
Abbott Laboratories 6.00% 2039	1,980	2,098
HealthSouth Corp. 7.218% 2014[1]	8,180	7,505
HealthSouth Corp. 10.75% 2016	3,715	3,752
GlaxoSmithKline Capital Inc. 5.65% 2018	8,970	9,518
HCA Inc., Term Loan B, 2.848% 2013[1,3,6]	5,782	5,236
HCA Inc. 9.125% 2014	580	576
HCA Inc. 9.25% 2016	680	671
HCA Inc. 9.625% 2016[1,7]	715	710
HCA Inc. 8.50% 2019[2]	1,240	1,221
Biogen Idec Inc. 6.00% 2013	7,750	7,937
Express Scripts Inc. 5.25% 2012	5,460	5,645
Express Scripts Inc. 6.25% 2014	2,020	2,140
VWR Funding, Inc. 10.25% 2015[1,7]	7,320	5,819
Coventry Health Care, Inc. 6.30% 2014	5,645	4,984
AstraZeneca PLC 5.40% 2012	4,500	4,885
Bayer AG 5.00% (undated)[1]	€3,780	4,485
Novartis Securities Investment Ltd. 5.125% 2019	$4,270	4,377
Pfizer Inc. 6.20% 2019	3,930	4,306
PTS Acquisition Corp. 9.50% 2015[1,7]	7,295	3,839
Cardinal Health, Inc. 4.00% 2015	2,715	2,368
Cardinal Health, Inc. 5.80% 2016	1,235	1,197
WellPoint, Inc. 5.25% 2016	3,625	3,439
Elan Finance PLC and Elan Finance Corp. 7.75% 2011	750	698
Elan Finance PLC and Elan Finance Corp. 4.793% 2013[1]	2,440	1,915
Tenet Healthcare Corp. 7.375% 2013	650	588
Tenet Healthcare Corp. 9.00% 2015[2]	350	354
Tenet Healthcare Corp. 9.25% 2015	1,245	1,145
Tenet Healthcare Corp. 10.00% 2018[2]	350	369
Mylan Inc., Term Loan B, 3.875% 2014[1,3,6]	2,522	2,441
Merck & Co., Inc. 5.00% 2019	1,900	1,928
Surgical Care Affiliates, Inc. 10.00% 2017[2]	2,500	1,750
Boston Scientific Corp. 5.45% 2014	225	208
Boston Scientific Corp. 7.00% 2035	1,600	1,304
Humana Inc. 6.45% 2016	1,500	1,322
		166,130

ENERGY — 2.03%
TransCanada PipeLines Ltd. 6.50% 2018	5,000	5,449
TransCanada PipeLines Ltd. 7.125% 2019	3,920	4,432
TransCanada PipeLines Ltd. 6.35% 2067[1]	16,495	11,480
Kinder Morgan Energy Partners LP 6.00% 2017	380	378
Kinder Morgan Energy Partners LP 9.00% 2019	1,320	1,504
Kinder Morgan Energy Partners LP 6.85% 2020	10,470	10,752
Kinder Morgan Energy Partners LP 6.50% 2037	900	824
Kinder Morgan Energy Partners LP 6.95% 2038	7,000	6,801
Williams Companies, Inc. 6.375% 2010[2]	1,000	1,000
Williams Companies, Inc. 7.125% 2011	500	510
Williams Companies, Inc. 8.125% 2012	6,180	6,408
Williams Companies, Inc. 7.875% 2021	4,595	4,535
Williams Companies, Inc. 8.75% 2032	2,400	2,418
Chevron Corp. 4.95% 2019	12,230	12,661
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[2,3]	689	685
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[3]	10	9
Ras Laffan Liquefied Natural Gas Co. Ltd. 8.294% 2014[3]	675	710
Ras Laffan Liquefied Natural Gas Co. Ltd. 8.294% 2014[2,3]	360	379
Ras Laffan Liquefied Natural Gas III 5.832% 2016[3]	2,000	1,957
Ras Laffan Liquefied Natural Gas II 5.298% 2020[2,3]	7,500	6,873
Ras Laffan Liquefied Natural Gas II 5.298% 2020[3]	2,000	1,833
Rockies Express Pipeline LLC 6.25% 2013[2]	5,000	5,038
Rockies Express Pipeline LLC 6.85% 2018[2]	4,300	4,553
Enbridge Energy Partners, LP, Series B, 6.50% 2018	7,940	7,837
Enbridge Energy Partners, LP 9.875% 2019	750	871
StatoilHydro ASA 5.25% 2019	6,130	6,321
Williams Partners L.P. and Williams Partners Finance Corp. 7.50% 2011	2,950	2,959
Williams Partners L.P. and Williams Partners Finance Corp. 7.25% 2017	2,500	2,284
Shell International Finance B.V. 4.00% 2014	4,860	4,996
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[3]	2,751	2,489
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[2,3]	1,768	1,600
TEPPCO Partners LP 7.00% 2067[1]	4,455	3,353
Gaz Capital SA, Series 9, 6.51% 2022	1,750	1,317
Gaz Capital SA 7.288% 2037[2]	2,000	1,510
Qatar Petroleum 5.579% 2011[2,3]	2,445	2,486
Husky Energy Inc. 7.25% 2019	2,090	2,288
Petroleum Export Ltd., Class A-3, 5.265% 2011[2,3]	2,194	2,115
Sunoco, Inc. 5.75% 2017	2,000	1,940
Drummond Co., Inc. 7.375% 2016[2]	2,545	1,871
Premcor Refining Group Inc. 6.75% 2011	1,250	1,286
Devon Energy Corp. 6.30% 2019	1,140	1,220
Gulfstream Natural Gas 6.19% 2025[2]	1,220	1,083
Energy Transfer Partners, LP 9.70% 2019	930	1,069
		142,084

INFORMATION TECHNOLOGY — 1.29%
NXP BV and NXP Funding LLC 3.881% 2013[1]	8,025	3,240
NXP BV and NXP Funding LLC 4.185% 2013[1]	€1,100	594
NXP BV and NXP Funding LLC 7.875% 2014	$15,595	7,174
NXP BV and NXP Funding LLC 8.625% 2015	€3,900	1,942
NXP BV and NXP Funding LLC 9.50% 2015	$12,000	4,290
Sanmina-SCI Corp. 6.75% 2013	2,725	2,126
Sanmina-SCI Corp. 3.379% 2014[1,2]	2,275	1,877
Sanmina-SCI Corp. 8.125% 2016	11,525	8,456
Jabil Circuit, Inc. 5.875% 2010	3,060	3,014
Jabil Circuit, Inc. 8.25% 2018	8,300	7,512
Celestica Inc. 7.875% 2011	5,775	5,804
Celestica Inc. 7.625% 2013	1,925	1,886
Freescale Semiconductor, Inc., Term Loan B, 2.07% 2013[1,3,6]	1,265	928
Freescale Semiconductor, Inc., Term Loan B, 12.50% 2014[3,6]	7,262	6,336
Freescale Semiconductor, Inc. 10.125% 2016	774	267
Western Union Co. 5.93% 2016	6,000	6,066
First Data Corp., Term Loan B2, 3.065% 2014[1,3,6]	4,913	3,716
First Data Corp. 9.875% 2015[2]	3,000	2,145
Oracle Corp. 6.50% 2038	5,000	5,344
SunGard Data Systems Inc. 9.125% 2013	5,500	5,225
National Semiconductor Corp. 6.15% 2012	4,500	4,395
KLA-Tencor Corp. 6.90% 2018	3,750	3,377
Xerox Corp. 7.125% 2010	2,500	2,582
Electronic Data Systems Corp., Series B, 6.00% 2013[1]	1,500	1,639
		89,935

CONSUMER STAPLES — 1.16%
Anheuser-Busch InBev NV 6.875% 2019[2]	3,320	3,449
Anheuser-Busch InBev NV 7.75% 2019[2]	10,315	11,300
CVS Caremark Corp. 6.60% 2019	6,300	6,744
CVS Caremark Corp. 6.943% 2030[2,3]	7,360	6,677
Wal-Mart Stores, Inc. 5.375% 2017	2,605	2,775
Wal-Mart Stores, Inc. 5.80% 2018	7,395	8,070
British American Tobacco International Finance PLC 9.50% 2018[2]	7,137	8,402
Kroger Co. 7.50% 2014	1,650	1,848
Kroger Co. 6.40% 2017	4,130	4,386
Altria Group, Inc. 9.70% 2018	5,000	5,741
Tesco PLC 5.50% 2017[2]	5,035	5,137
Tesco PLC 5.50% 2033	£330	514
SUPERVALU INC. 7.50% 2012	$585	582
Albertson’s, Inc. 7.25% 2013	1,790	1,727
SUPERVALU INC. 8.00% 2016	1,950	1,901
Albertson’s, Inc. 8.00% 2031	675	582
Stater Bros. Holdings Inc. 8.125% 2012	2,550	2,525
Stater Bros. Holdings Inc. 7.75% 2015	1,425	1,375
Tyson Foods, Inc. 7.85% 2016[1]	3,355	3,252
Kraft Foods Inc. 6.125% 2018	1,575	1,631
Safeway Inc. 6.25% 2014	1,420	1,526
Diageo Capital PLC 5.75% 2017	1,000	1,045
		81,189

ASSET-BACKED OBLIGATIONS[3] — 1.12%
Capital One Multi-asset Execution Trust, Series 2005-1, Class C, 0.719% 2013[1]	13,500	12,737
AmeriCredit Automobile Receivables Trust, Series 2006-R-M, Class A-2, MBIA insured, 5.42% 2011	3,890	3,900
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-3-A, MBIA insured, 5.42% 2012	2,969	2,976
AmeriCredit Automobile Receivables Trust, Series 2006-B-G, Class A-4, FGIC insured, 5.21% 2013	2,795	2,699
Honda Auto Receivables Owner Trust, Series 2006-3, Class A-4, 5.11% 2012	4,750	4,862
Honda Auto Receivables Owner Trust, Series 2006-2, Class A-4, 5.28% 2012	3,435	3,510
Triad Automobile Receivables Trust, Series 2007-A, Class A-3, FSA insured, 5.28% 2012	7,166	7,225
Nissan Auto Lease Trust, Series 2008-A, Class A-3a, 5.14% 2011	5,000	5,131
MBNA Credit Card Master Note Trust, Series 2002-1, Class C, 6.80% 2014	2,500	2,433
MBNA Credit Card Master Note Trust, Series 2004-1, Class B, 4.45% 2016	2,750	2,422
Long Beach Acceptance Auto Receivables Trust, Series 2006-B, Class A-3, FSA insured, 5.17% 2011	1,091	1,095
Long Beach Acceptance Auto Receivables Trust, Series 2006-B, Class A-4, FSA insured, 5.18% 2013	3,750	3,579
Discover Card Master Trust I, Series 2007-3, Class B, Subseries 1, 0.449% 2012[1]	4,000	3,823
Drive Auto Receivables Trust, Series 2006-1, Class A-4, FSA insured, 5.54% 2013[2]	3,291	3,295
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-3, 4.14% 2012	2,707	2,758
Washington Mutual Master Note Trust, Series 2007-A4A, Class A-4, 5.20% 2014[2]	2,445	2,539
Drivetime Auto Owner Trust, Series 2006-B, Class A-3, MBIA insured, 5.227% 2012[1,2]	2,367	2,367
Capital One Auto Finance Trust, Series 2007-B, Class A3A, MBIA insured, 5.03% 2012	2,175	2,197
Susquehanna Auto Lease Trust, Series 2007-1, Class A-3, 5.25% 2010[2]	2,145	2,146
CenterPoint Energy Transition Bond Company III, LLC, Series 2008, Class A-2, 5.234% 2023	1,500	1,499
CPS Auto Receivables Trust, Series 2005-D, Class A-2, FSA insured, 5.06% 2012[2]	1,452	1,473
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2-A, FSA insured, 0.459% 2037[1]	1,971	1,174
CWHEQ Home Equity Loan Trust, Series 2007-S1, Class A-6, MBIA insured, 5.693% 2036[1]	3,504	966
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB4, Class A-2B, 5.723% 2037[1]	1,500	559
Conseco Finance Home Loan Trust, Series 1999-G, Class B-2, 10.96% 2029	1,361	453
Vanderbilt Mortgage and Finance, Inc., Series 2001-A, Class B-1, 8.20% 2020	377	365
Cendant Timeshare Receivables Funding, LLC, Series 2005-1, Class A-1, FGIC insured, 4.67% 2017[2]	282	219
Home Equity Mortgage Trust, Series 2006-6, Class 2A-1, 0.414% 2037[1]	1,741	84
		78,486

MATERIALS — 0.53%
Dow Chemical Co. 8.55% 2019	3,900	3,913
Dow Chemical Co. 9.40% 2039	5,975	6,166
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	1,675	1,694
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	5,725	5,776
International Paper Co. 7.40% 2014	500	498
International Paper Co. 7.95% 2018	4,285	4,140
C10 Capital (SPV) Ltd. 6.722% (undated)[1,2]	4,589	2,353
Rockwood Specialties Group, Inc. 7.625% 2014	€1,500	1,977
Georgia Gulf Corp. 9.50% 2014[8]	$6,000	1,830
Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014	3,433	1,828
Owens-Brockway Glass Container Inc. 6.75% 2014	€1,250	1,595
Graphic Packaging International, Inc. 8.50% 2011	$1,514	1,507
Georgia-Pacific Corp., First Lien Term Loan B, 2.65% 2012[1,3,6]	885	837
Jefferson Smurfit Corp. (U.S.) 8.25% 2012[8]	290	110
Stone Container Corp. 8.375% 2012[8]	1,320	512
Jefferson Smurfit Corp. (U.S.) 7.50% 2013[8]	310	117
Smurfit-Stone Container Enterprises, Inc. 8.00% 2017[8]	130	49
UPM-Kymmene Corp. 5.625% 2014[2]	780	617
Domtar Corp. 7.125% 2015	655	550
Stora Enso Oyj 7.25% 2036[2]	815	486
		36,555

MUNICIPALS — 0.03%
State of North Carolina, Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Federally Taxable,
Series 2003-E, 5.55% 2014	1,625	1,551
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
Series 2002-A, Class A, 6.72% 2025	1,111	899
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
Series 2001-A, Class A, 6.36% 2025	51	44
		2,494

Total bonds, notes & other debt instruments (cost: $6,428,694,000)		6,246,285

		Value
Convertible securities — 0.04%	Shares	(000)

FINANCIALS — 0.04%
Citigroup Inc., Series J-1, 7.00% noncumulative convertible preferred[4]	60,000	$2,467
Fannie Mae, Series 2004-1, 5.375% convertible preferred	59	59

Total convertible securities (cost: $7,297,000)		2,526

Preferred stocks — 1.03%

FINANCIALS — 0.97%
SMFG Preferred Capital USD 1 Ltd. 6.078%[1,2]	7,923,000	6,372
SMFG Preferred Capital USD 3 Ltd. 9.50%[1,2]	2,457,000	2,408
PNC Preferred Funding Trust III 8.70%[1,2]	5,800,000	4,767
PNC Preferred Funding Trust I 6.517%[1,2]	4,700,000	2,537
Royal Bank of Scotland Group PLC, Series U, 7.64%[1]	13,100,000	5,311
Commerzbank Capital Funding Trust I, Class B, 5.012% noncumulative[1]	10,850,000	5,097
BNP Paribas 7.195%[1,2]	5,800,000	4,244
BNP Paribas Capital Trust 9.003% noncumulative trust[1,2]	850,000	719
Barclays Bank PLC 7.434%[1,2]	6,650,000	4,462
Bank of America Corp., Series V, 7.00%	250,000	4,265
Société Générale 5.922%[1,2]	6,630,000	4,116
JPMorgan Chase & Co., Series I, 7.90%[1]	4,350,000	3,817
Santander Finance Preferred S.A., Unipersonal, 6.50%	200,000	3,613
AXA SA, Series B, 6.379%[1,2]	3,360,000	2,156
Banco Bilbao Vizcaya Argentaria, SA, 5.919%[1]	3,600,000	2,127
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative[1,2]	5,090,000	2,085
General Motors Corp. 9.00%[2]	4,601	1,979
ING Capital Funding Trust III 8.439% noncumulative[1]	2,700,000	1,702
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital securities[2]	65,000	1,448
Fannie Mae, Series O, 7.00%[1,2]	787,526	1,418
Resona Preferred Global Securities (Cayman) Ltd. 7.191%[1,2]	1,502,000	1,098
QBE Capital Funding II LP 6.797%[1,2]	1,415,000	1,048
Freddie Mac, Series Y, 6.55%[10]	437,381	359
Freddie Mac, Series Z, 8.375%[10]	284,300	330
ILFC E-Capital Trust I 5.90%[1,2]	1,500,000	578
IndyMac Bancorp, Inc., Series A, 8.50% noncumulative[2,10]	520,000	5
		68,061

U.S. GOVERNMENT AGENCY SECURITIES — 0.06%
CoBank, ACB, Series C, 11.00%[2]	80,000	3,831

Total preferred stocks (cost: $126,877,000)		71,892

Common stocks — 0.03%

TELECOMMUNICATION SERVICES — 0.02%
American Tower Corp., Class A10	42,271	1,333
XO Holdings, Inc.[10]	1,134	—
		1,333

CONSUMER DISCRETIONARY — 0.01%
Time Warner Cable Inc.[10]	9,988	316
Adelphia Recovery Trust, Series ACC-1[10]	2,409,545	48
Adelphia Recovery Trust, Series ACC-6B4,10	500,000	3
American Media Operations, Inc.[2,4,10]	32,601	—
		367

INFORMATION TECHNOLOGY — 0.00%
ZiLOG, Inc.[10]	32,500	78

HEALTH CARE — 0.00%
Clarent Hospital Corp.[4,10]	16,114	1

Total common stocks (cost: $2,674,000)		1,779

Rights & warrants — 0.00%

TELECOMMUNICATION SERVICES — 0.00%
XO Holdings, Inc., Series A, warrants, expire 2010[10]	2,273	—
XO Holdings, Inc., Series C, warrants, expire 2010[4,10]	1,704	—
XO Holdings, Inc., Series B, warrants, expire 2010[10]	1,704	—
GT Group Telecom Inc., warrants, expire 2010[2,4,10]	1,000	—

Total rights & warrants (cost: $52,000)		—

	Principal amount
Short-term securities — 8.36%	(000)

Federal Home Loan Bank 0.16%–0.22% due 7/17–9/18/2009	$146,150	146,117
U.S. Treasury Bills 0.17%–0.225% due 7/16–9/24/2009	95,000	94,981
Abbott Laboratories 0.21%–0.22% due 7/20–8/31/2009[2]	64,900	64,885
Pfizer Inc 0.20%–0.22% due 7/21–8/18/2009[2]	50,000	49,995
Procter & Gamble International Funding S.C.A. 0.20%–0.21% due 8/6–9/1/2009[2]	41,300	41,284
General Electric Capital Corp., FDIC insured, 0.50% due 8/25/2009	25,000	24,989
General Electric Capital Corp. 0.15% due 7/1/2009	7,100	7,100
Private Export Funding Corp. 0.25%–0.35% due 7/20–8/13/2009[2]	31,600	31,594
NetJets Inc. 0.20%–0.21% due 7/9–7/10/2009[2]	20,900	20,899
Becton, Dickinson and Co. 0.20% due 7/21/2009	20,000	19,998
E.I. duPont de Nemours and Co. 0.22% due 7/14/2009[2]	15,400	15,399
Medtronic Inc. 0.20% due 7/7/2009[2]	15,000	14,999
Merck & Co. Inc. 0.20% due 7/22/2009	14,600	14,599
Yale University 0.20% due 8/4/2009	14,100	14,097
PepsiCo Inc. 0.18% due 7/13/2009[2]	9,900	9,899
Freddie Mac 0.33% due 8/21/2009	9,000	8,997
Jupiter Securitization Co., LLC 0.28% due 7/16/2009[2]	4,100	4,099

Total short-term securities (cost: $583,922,000)		583,931

Total investment securities (cost: $7,149,516,000)		6,906,413
Other assets less liabilities		76,398

Net assets		$6,982,811

[1]	Coupon rate may change periodically.
[2]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $877,648,000, which represented 12.57% of the net assets of the fund.

[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $41,548,000, which represented .60% of the net assets of the fund.
[5]	Index-linked bond whose principal amount moves with a government retail price index.
[6]
Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $75,033,000, which represented 1.07% of the net assets of the fund.

[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[8]	Scheduled interest and/or principal payment was not received.
[9]	Step bond; coupon rate will increase at a later date.
[10]	Security did not produce income during the last 12 months.

Key to symbols and abbreviations

A$ = Australian dollars
BRL = Brazilian reais
C$ = Canadian dollars
DKr = Danish kroner
€ = Euros
£ = British pounds
ILS = Israeli shekels
¥ = Japanese yen
KRW = South Korean won
MXN = Mexican pesos
NKr = Norwegian kroner
PLN = Polish zloty
SKr = Swedish kronor

Global Bond Fund
Investment portfolio

June 30, 2009
unaudited

Bonds, notes & other debt instruments — 95.11%	Principal amount (000)	Value (000)

EUROS — 27.25%
German Government 4.25% 2012	€60	US$ 90
German Government 5.00% 2012	2,100	3,204
German Government 3.75% 2013	16,964	25,078
German Government 4.50% 2013	3,525	5,332
German Government 4.25% 2014	1,760	2,662
German Government, Series 6, 4.00% 2016	11,685	17,364
German Government 3.75% 2017	22,145	32,305
German Government, Series 7, 4.00% 2018	12,780	18,919
German Government 6.25% 2030	3,700	6,500
German Government 4.75% 2034	1,155	1,726
Netherlands Government Eurobond 4.00% 2011	3,200	4,677
Netherlands Government Eurobond 4.25% 2013	11,110	16,627
Netherlands Government Eurobond 4.50% 2017	5,230	7,812
Italian Government 3.75% 2011	1,220	1,769
Italian Government 4.50% 2019	9,550	13,657
Greek Government 5.50% 2014	4,900	7,423
Greek Government 6.00% 2019	4,950	7,443
Irish Government 5.00% 2013	3,250	4,775
Irish Government 4.00% 2014	3,800	5,322
Irish Government 4.50% 2018	1,415	1,854
Irish Government 5.90% 2019	1,875	2,667
Austrian Government, Series 2, 4.65% 2018	7,250	10,663
KfW 4.375% 2013	7,125	10,609
Belgium (Kingdom of), Series 23, 8.00% 2015	2,050	3,581
Belgium (Kingdom of), Series 49, 4.00% 2017	2,670	3,827
French Government B.T.A.N. Eurobond 4.50% 2013	4,000	6,041
European Investment Bank 4.75% 2017	2,975	4,451
Deutsche Genossenschaftsbank-Hypothekenbank AG 4.50% 2013[1]	2,000	2,962
Deutsche Genossenschaftsbank-Hypothekenbank AG 4.00% 2016[1]	1,000	1,426
Finland (Republic of) 5.375% 2013	2,340	3,634
Royal Bank of Scotland PLC 6.934% 2018	3,065	3,620
Schering-Plough Corp. 5.375% 2014	1,930	2,842
Koninklijke KPN NV 6.50% 2016	650	994
Koninklijke KPN NV 4.75% 2017	1,000	1,397
Merrill Lynch & Co., Inc. 4.625% 2018	2,325	2,223
Northern Rock PLC, Series 7, 4.125% 2017[1]	1,650	1,999
Polish Government 5.875% 2014	1,250	1,810
Dexia Municipal Agency 4.50% 2017[1]	1,250	1,756
AT&T Inc. 6.125% 2015	1,000	1,516
Hungarian Government 3.50% 2016	750	869
Hungarian Government 4.375% 2017	300	358
France Télécom 7.25% 2013	500	794
France Télécom 5.625% 2018	250	372
Bank of Scotland PLC 5.625% 2013	775	1,089
Gaz Capital SA, Series 13, 6.605% 2018	900	1,035
GlaxoSmithKline Capital PLC 5.125% 2012	150	225
GlaxoSmithKline Capital PLC 5.625% 2017	500	752
PLD International Finance LLC 4.375% 2011	650	849
Bayerische Hypo- und Vereinsbank AG 6.00% 2014	250	350
UniCredito Italiano SpA 3.95% 2016	300	348
UniCredito Italiano SpA 5.75% 2017	100	140
Telecom Italia SpA 7.75% 2033	550	797
NGG Finance PLC 6.125% 2011	150	222
National Grid Transco PLC 4.375% 2020	450	558
Commerzbank AG, Series 551, 4.125% 2016[2]	700	713
Bayer AG 5.00% (undated)[2]	540	641
Croatian Government 5.00% 2014	460	618
Shinsei Bank, Ltd. 3.75% 2016[2]	500	508
Shinsei Bank, Ltd. 3.75% 2016[2]	100	102
Veolia Environnement 4.875% 2013	150	219
Veolia Environnement 6.125% 2033	305	390
Verizon Communications Inc. 8.75% 2015	350	592
ENEL SpA 5.625% 2027	320	433
Anheuser-Busch InBev NV 8.625% 2017	250	411
NXP BV and NXP Funding LLC 4.185% 2013[2]	250	135
NXP BV and NXP Funding LLC 8.625% 2015	450	224
Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 2013	250	340
Resona Bank, Ltd. 3.75% 2015[2]	250	333
DaimlerChrysler North America Holding Corp. 4.25% 2011	190	270
Ireland Government Agency-Guaranteed, Anglo Irish Bank Corp. plc 1.535% 2016[2]	500	252
Standard Chartered Bank 5.875% 2017	150	193
Barclays Bank PLC 4.50% 2019[2]	150	179
Santander Issuances, SA Unipersonal 5.435% 2017[2]	100	134
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 3.625% 2012	70	89
Nalco Co. 9.00% 2013	35	49
		268,140

JAPANESE YEN — 7.10%
Japanese Government 1.30% 2011	¥1,123,950	11,900
Japanese Government 1.40% 2012	295,000	3,145
Japanese Government 0.70% 2013	70,000	731
Japanese Government 1.50% 2014	131,300	1,415
Japanese Government 1.30% 2015	1,895,000	20,189
Japanese Government 0.50% 2015[3,4]	147,175	1,328
Japanese Government 1.70% 2016	1,812,650	19,743
Japanese Government 1.70% 2017	215,000	2,334
Japanese Government 1.20% 2017[3,4]	180,720	1,635
Japanese Government 1.50% 2018	134,250	1,422
Japanese Government 2.30% 2035	241,400	2,561
Japanese Government 2.40% 2038	313,200	3,411
		69,814

BRITISH POUNDS — 3.80%
United Kingdom 4.25% 2011	£1,000	1,724
United Kingdom 5.25% 2012	2,000	3,542
United Kingdom 2.25% 2014	3,025	4,778
United Kingdom 4.75% 2015	2,080	3,766
United Kingdom 4.00% 2016	6,535	11,337
United Kingdom 4.50% 2019	1,150	2,014
United Kingdom 4.75% 2020	625	1,125
United Kingdom 6.00% 2028	2,000	4,046
United Kingdom 4.75% 2038	2,675	4,652
Wal-Mart Stores, Inc. 5.625% 2034	100	167
Tesco PLC 5.50% 2033	100	156
Allied Irish Banks, PLC 5.625% 2030[2]	125	111
		37,418

DANISH KRONER — 2.13%
Nykredit 5.00% 2038[1]	DKr45,903	8,516
Nykredit 6.00% 2038[1]	13,873	2,677
Nykredit 6.00% 2038[1]	9,696	1,866
Nykredit 6.00% 2041[1]	9,888	1,900
Kingdom of Denmark 5.00% 2013	19,985	4,090
Realkredit Danmark, interest only, 6.00% 2038[1]	9,942	1,915
		20,964

MEXICAN PESOS — 1.73%
United Mexican States Government, Series MI10, 9.50% 2014	MXN60,100	4,981
United Mexican States Government, Series M10, 8.00% 2015	43,300	3,324
United Mexican States Government, Series M10, 7.25% 2016	44,000	3,209
United Mexican States Government, Series M10, 7.75% 2017	54,900	4,076
United Mexican States Government, Series M20, 10.00% 2024	6,800	586
United Mexican States Government, Series M30, 10.00% 2036	10,500	880
		17,056

AUSTRALIAN DOLLARS — 1.64%
Queensland Treasury Corp., Series 15, 6.00% 2015	$ A5,075	4,087
Queensland Treasury Corp., Series 17, 6.00% 2017	2,040	1,625
European Investment Bank 6.125% 2017	4,400	3,475
New South Wales Treasury Corp., Series 14, 5.50% 2014	1,275	1,015
New South Wales Treasury Corp., Series 17, 5.50% 2017	1,250	969
Australia Government Agency-Guaranteed, National Australia Bank 5.75% 2013	2,250	1,811
Australia Government Agency-Guaranteed, Macquarie Bank Ltd. 5.00% 2014	1,750	1,346
KfW 6.25% 2012	1,600	1,324
Countrywide Financial Corp. 6.25% 2010	600	474
		16,126

SWEDISH KRONOR — 1.30%
Swedish Government 4.00% 2012[1]	SKr35,250	4,712
Swedish Government 5.50% 2012	19,000	2,727
Swedish Government 6.75% 2014	21,010	3,226
Stadshypotek AB 6.00% 2012[1]	15,000	2,127
		12,792

POLISH ZLOTY — 1.28%
Polish Government 5.25% 2013	PLN35,500	11,096
Polish Government 5.25% 2017	5,000	1,490
		12,586

SOUTH KOREAN WON — 0.93%
South Korean Government 5.25% 2010	KRW2,390,000	1,919
South Korean Government 5.75% 2010	1,250,000	1,014
South Korean Government 5.75% 2013	250,000	206
South Korean Government 4.25% 2014	5,190,000	4,002
South Korean Government 5.50% 2017	2,112,000	1,705
South Korean Government 5.75% 2018	350,000	288
		9,134

CANADIAN DOLLARS — 0.88%
Canadian Government 5.50% 2010	$ C 70	US$ 63
Canadian Government 5.25% 2012	250	236
Canadian Government 4.50% 2015	4,340	4,098
Canadian Government 5.75% 2029	500	537
Province of New Brunswick 6.75% 2017	500	509
Canadian Imperial Bank 5.00% 2012	500	456
Province of Ontario, Series HC, 9.50% 2022	250	315
Province of Ontario 4.60% 2039	125	104
Interprovincial Pipe Line Inc., Series K, 8.20% 2024	375	413
Province De Québec 9.375% 2023	250	311
Bank of Nova Scotia 5.04% 2013	250	229
Toronto-Dominion Bank 4.854% 2013	250	228
Wells Fargo & Co. 6.05% 2012	250	228
GE Capital Canada Funding Co., Series A, 5.29% 2012	250	221
Canada Housing Trust 4.10% 2018	250	221
Royal Bank of Canada 5.20% 2012	150	138
Thomson Reuters Corp. 5.70% 2015	150	137
Bank of Montreal 5.18% 2015	150	136
TransCanada PipeLines Ltd. 5.05% 2014	125	114
		8,694

MALAYSIAN RINGGITS — 0.43%
Malaysian Government 3.718% 2012	MYR11,700	3,409
Malaysian Government 3.814% 2017	3,000	838
		4,247

ISRAELI SHEKELS — 0.39%
Israeli Government 7.50% 2014[4]	ILS 500	147
Israeli Government 6.00% 2019[4]	13,870	3,709
		3,856

SINGAPORE DOLLARS — 0.35%
Singapore (Republic of) 3.125% 2011	$ S4,700	3,381

BRAZILIAN REAIS — 0.18%
Brazilian Treasury Bill 6.00% 2015[3,4]	BRL1,822	897
Brazil (Federal Republic of) 10.00% 2017[4]	2,000	885
		1,782

NORWEGIAN KRONER — 0.09%
KfW 5.00% 2015	NKr5,500	883

NEW TURKISH LIRAS — 0.07%
Turkey (Republic of) 14.00% 2011	TRY325	220
Turkey (Republic of) 10.00% 2012[3,4]	666	448
		668

DOMINICAN PESOS — 0.01%
Cervecería Nacional Dominicana, C. por A. 16.00% 2012[4]	DOP3,279	73

ARGENTINE PESOS — 0.00%
Argentina (Republic of) 5.83% 2033[1,3,4,5]	ARS274	28

EGYPTIAN POUNDS — 0.00%
Egypt (Arab Republic of) 11.50% 2011	EGP125	24

U.S. DOLLARS — 45.55%
U.S. Treasury 5.75% 2010	US$5,000	US$ 5,289
U.S. Treasury 1.75% 2011	3,920	3,962
U.S. Treasury 4.50% 2011	2,260	2,396
U.S. Treasury 4.625% 2011	2,000	2,162
U.S. Treasury 3.00% 2012[3,4]	1,038	1,102
U.S. Treasury 2.00% 2013	2,645	2,607
U.S. Treasury 3.375% 2013	1,000	1,048
U.S. Treasury 3.875% 2013	19,600	20,898
U.S. Treasury 2.25% 2014	3,500	3,454
U.S. Treasury 4.25% 2015	4,500	4,825
U.S. Treasury 1.875% 2015[3,4]	1,370	1,387
U.S. Treasury 5.125% 2016	22,750	25,521
U.S. Treasury 7.50% 2016	14,900	19,024
U.S. Treasury 8.875% 2017	3,250	4,497
U.S. Treasury 3.75% 2018	2,000	2,035
U.S. Treasury 3.875% 2018	3,105	3,200
U.S. Treasury 1.625% 2018[3,4]	254	252
U.S. Treasury 3.125% 2019	35,250	34,091
U.S. Treasury 7.875% 2021	1,250	1,698
U.S. Treasury 8.125% 2021	2,500	3,463
U.S. Treasury 5.25% 2029	1,000	1,126
U.S. Treasury 4.375% 2038	355	359
U.S. Treasury 3.50% 2039	1,500	1,298
Fannie Mae 4.00% 2024[1]	491	492
Fannie Mae 4.00% 2024[1]	2,163	2,167
Fannie Mae 4.00% 2024[1]	4,787	4,795
Fannie Mae 4.00% 2024[1]	6,500	6,511
Fannie Mae 4.00% 2024[1]	869	871
Fannie Mae 4.00% 2024[1]	247	248
Fannie Mae 4.00% 2024[1]	11,081	11,103
Fannie Mae 4.50% 2024[1]	3,000	3,065
Fannie Mae 4.50% 2024[1]	482	493
Fannie Mae 5.00% 2035[1]	2,048	2,092
Fannie Mae 6.00% 2036[1]	212	223
Fannie Mae 6.00% 2036[1]	1,853	1,945
Fannie Mae 6.50% 2036[1]	1,596	1,703
Fannie Mae 6.50% 2036[1]	357	379
Fannie Mae, Series 2006-96, Class MO, principal only, 0% 2036[1]	324	270
Fannie Mae 6.00% 2037[1]	1,081	1,133
Fannie Mae 5.46% 2037[1,2]	1,716	1,800
Fannie Mae 5.771% 2037[1,2]	2,855	3,001
Fannie Mae 4.50% 2038[1]	945	944
Fannie Mae 5.00% 2038[1]	1,229	1,253
Fannie Mae 5.50% 2038[1]	1,822	1,886
Fannie Mae 6.00% 2038[1]	1,193	1,252
Fannie Mae 5.32% 2038[1,2]	1,169	1,223
Fannie Mae 4.542% 2038[1,2]	414	429
Fannie Mae 4.443% 2038[1,2]	1,090	1,126
Fannie Mae 5.00% 2039[1]	3,232	3,291
Fannie Mae 6.00% 2039[1]	270	283
Fannie Mae 6.50% 2039[1]	847	903
Freddie Mac 3.125% 2010	3,730	3,791
Freddie Mac 5.75% 2016	3,570	3,638
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036[1]	79	66
Freddie Mac 6.00% 2037[1]	2,271	2,384
Freddie Mac 6.00% 2037[1]	231	242
Freddie Mac 6.00% 2037[1]	367	383
Freddie Mac 6.00% 2037[1]	2,219	2,321
Freddie Mac 6.00% 2037[1]	999	1,047
Freddie Mac 6.50% 2037[1]	694	738
Freddie Mac 4.766% 2037[1,2]	699	723
Freddie Mac, Series 3292, Class BO, principal only, 0% 2037[1]	615	514
Freddie Mac 5.00% 2038[1]	224	228
Freddie Mac 5.00% 2038[1]	585	596
Freddie Mac 5.50% 2038[1]	775	801
Freddie Mac 6.00% 2038[1]	207	217
Freddie Mac 6.50% 2038[1]	5,243	5,581
Freddie Mac 6.50% 2038[1]	2,309	2,457
Freddie Mac 6.50% 2038[1]	1,727	1,839
Freddie Mac 6.50% 2038[1]	782	832
Freddie Mac 6.50% 2038[1]	1,870	1,991
Freddie Mac 4.663% 2038[1,2]	1,178	1,217
Freddie Mac 4.968% 2038[1,2]	309	320
Freddie Mac 5.008% 2038[1,2]	499	515
Freddie Mac 6.50% 2039[1]	730	777
Roche Holdings Inc. 4.50% 2012[6]	125	132
Roche Holdings Inc. 6.00% 2019[6]	4,030	4,311
Roche Holdings Inc. 7.00% 2039[6]	630	728
GlaxoSmithKline Capital Inc. 4.85% 2013	600	628
GlaxoSmithKline Capital Inc. 5.65% 2018	4,220	4,478
Verizon Communications Inc. 3.75% 2011[6]	1,370	1,399
Verizon Communications Inc. 5.55% 2014[6]	1,030	1,095
Verizon Communications Inc. 5.50% 2017	770	773
Verizon Communications Inc. 8.50% 2018[6]	1,000	1,197
Verizon Communications Inc. 6.35% 2019	115	120
Countrywide Financial Corp., Series B, 5.80% 2012	200	201
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp., Series L, 3.125% 2012	500	516
Bank of America Corp. 6.10% 2017	550	485
Bank of America Corp. 5.30% 2017	1,550	1,317
Bank of America Corp. 5.65% 2018	850	752
Bank of America Corp. 7.625% 2019	1,000	1,006
BankAmerica Capital II, Series 2, 8.00% 2026	50	42
France Government Agency-Guaranteed, Société Finance 3.375% 2014[6]	1,150	1,152
Société Générale 5.75% 2016[6]	3,060	2,818
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	3,000	3,840
Telecom Italia Capital SA 4.95% 2014	1,650	1,581
Telecom Italia Capital SA 6.999% 2018	500	507
Telicom Italia Capital SA 6.00% 2034	600	508
Telecom Italia Capital SA 7.20% 2036	770	749
Telecom Italia Capital SA 7.721% 2038	250	255
Nielsen Finance LLC, Term Loan B, 2.321% 2013[1,2,7]	43	39
Nielsen Finance LLC and Nielsen Finance Co. 11.625% 2014[6]	125	125
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014	1,225	1,165
Nielsen Finance LLC and Nielsen Finance Co. 11.50% 2016[6]	935	914
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 2016[8]	1,780	1,153
Progress Energy, Inc. 6.05% 2014	1,000	1,053
Progress Energy, Inc. 7.05% 2019	2,075	2,306
Korea Development Bank 5.30% 2013	1,350	1,331
Korea Development Bank 8.00% 2014	1,550	1,680
Jackson National Life Global 5.375% 2013[6]	3,100	2,987
HBOS PLC 6.75% 2018[6]	2,970	2,245
HBOS PLC 6.00% 2033[6]	1,100	659
American Tower Corp. 7.00% 2017	2,700	2,626
American Tower Corp. 7.25% 2019[6]	225	219
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	250	264
National Rural Utilities Cooperative Finance Corp., Collateral Trust Bonds, 10.375% 2018	2,000	2,512
Comcast Corp. 6.30% 2017	670	710
Comcast Corp. 5.875% 2018	770	782
Comcast Corp. 6.45% 2037	250	247
Comcast Corp. 6.95% 2037	820	858
Wells Fargo & Co. 5.625% 2017	2,175	2,144
Wells Fargo & Co. 7.98% (undated)[2]	280	233
Wells Fargo Capital XIII 7.70% (undated)[2]	105	87
Time Warner Cable Inc. 7.50% 2014	200	221
Time Warner Cable Inc. 6.75% 2018	815	850
Time Warner Cable Inc. 8.25% 2019	1,100	1,250
CVS Caremark Corp. 6.60% 2019	1,680	1,798
CVS Caremark Corp. 6.943% 2030[1,6]	544	494
JPMorgan Chase Bank NA 6.00% 2017	2,260	2,203
Resona Bank, Ltd. 5.85% (undated)[2,6]	2,900	2,192
Edison Mission Energy 7.50% 2013	800	720
Edison Mission Energy 7.75% 2016	50	41
Midwest Generation, LLC, Series B, 8.56% 2016[1]	79	78
Edison Mission Energy 7.00% 2017	350	270
Edison Mission Energy 7.20% 2019	1,325	994
Edison Mission Energy 7.625% 2027	125	81
Vodafone Group PLC 5.00% 2015	1,250	1,257
Vodafone Group PLC 5.625% 2017	750	763
Vodafone Group PLC 5.45% 2019	135	133
Bausch & Lomb Inc. 9.875% 2015	2,175	2,088
Veolia Environnement 5.25% 2013	1,730	1,790
Veolia Environnement 6.00% 2018	200	204
Intergen Power 9.00% 2017[6]	2,050	1,953
Constellation Brands, Inc. 8.375% 2014	600	604
Constellation Brands, Inc. 7.25% 2017	1,435	1,335
Univision Communications Inc. 7.85% 2011	490	485
Univision Communications Inc. 12.00% 2014[6]	600	592
Univision Communications, Inc., First Lien Term Loan B, 2.56% 2014[1,2,7]	70	53
Univision Communications Inc. 10.50% 2015[2,5,6]	1,290	758
Anheuser-Busch InBev NV 6.875% 2019[6]	290	301
Anheuser-Busch InBev NV 7.75% 2019[6]	1,445	1,583
SBC Communications Inc. 5.10% 2014	100	104
SBC Communications Inc. 5.625% 2016	250	258
AT&T Inc. 5.50% 2018	250	250
AT&T Inc. 5.80% 2019	1,250	1,271
United Mexican States Government Global 5.875% 2014	750	788
United Mexican States Government Global 5.95% 2019	520	528
United Mexican States Government Global 6.05% 2040	590	539
Canadian National Railway Co. 4.95% 2014	1,630	1,703
Canadian National Railway Co. 5.55% 2018	125	131
DaimlerChrysler North America Holding Corp. 5.875% 2011	400	407
DaimlerChrysler North America Holding Corp., Series E, 5.75% 2011	1,350	1,378
British American Tobacco International Finance PLC 9.50% 2018[6]	1,503	1,769
E.ON International Finance BV 5.80% 2018[6]	1,490	1,553
E.ON International Finance BV 6.65% 2038[6]	150	162
Goldman Sachs Group, Inc. 6.15% 2018	105	102
Goldman Sachs Group, Inc. 7.50% 2019	1,490	1,596
Public Service Electric and Gas Co., Series E, 5.30% 2018	1,620	1,696
Telefónica Emisiones, SAU 4.949% 2015	860	875
Telefónica Emisiones, SAU 5.877% 2019	785	811
Norfolk Southern Corp. 5.75% 2016[6]	985	1,022
Norfolk Southern Corp. 7.05% 2037	590	653
TransCanada PipeLines Ltd. 7.125% 2019	755	854
TransCanada PipeLines Ltd. 7.625% 2039	250	293
TransCanada PipeLines Ltd. 6.35% 2067[2]	700	487
HSBC Finance Corp. 1.381% 2014[2]	250	203
HSBC Finance Corp. 1.098% 2016[2]	1,800	1,378
News America Inc. 6.90% 2019[6]	1,495	1,561
NTL Cable PLC 8.75% 2014	500	490
NTL Cable PLC 9.50% 2016	1,050	1,039
Citigroup Inc. 6.125% 2017	750	659
Citigroup Capital XXI 8.30% 2077[2]	975	762
CCH II, LLC and CCH II Capital Corp. 10.25% 2010	700	742
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 2012[6]	650	629
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	15	14
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 10.875% 2014[6]	25	26
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A-3, 5.66% 2039[1,2]	80	70
Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A-5, 4.855% 2041[1,2]	1,165	1,006
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class AM, 4.805% 2043[1,2]	520	325
France Télécom 4.375% 2014	675	681
France Télécom 5.375% 2019	690	696
First Data Corp., Term Loan B2, 3.065% 2014[1,2,7]	1,413	1,069
First Data Corp. 9.875% 2015[6]	100	71
First Data Corp. 9.875% 2015	250	179
Structured Products Asset Return Certificates Trust, Series 2001-CF1, Class A, 6.36% 2033[1,4]	1,268	1,283
Kroger Co. 7.50% 2014	1,000	1,120
Kroger Co. 6.40% 2017	130	138
Cricket Communications, Inc. 9.375% 2014	525	520
Cricket Communications, Inc. 7.75% 2016[6]	750	726
Crown Castle International Corp. 9.00% 2015	1,050	1,074
Crown Castle International Corp. 7.75% 2017[6]	150	147
Tenet Healthcare Corp. 7.375% 2013	165	149
Tenet Healthcare Corp. 9.25% 2015	145	133
Tenet Healthcare Corp. 8.875% 2019[6]	925	934
Qwest Capital Funding, Inc. 7.90% 2010	150	151
Qwest Capital Funding, Inc. 7.25% 2011	275	268
Qwest Communications International Inc. 7.25% 2011	475	463
Qwest Corp. 7.875% 2011	325	327
U S WEST Communications, Inc. 6.875% 2033	10	7
Barclays Bank PLC 6.05% 2017[6]	700	608
Barclays Bank PLC 7.70% (undated)[2,6]	700	583
Cox Communications, Inc. 4.625% 2010	100	100
Cox Communications, Inc. 6.25% 2018[6]	670	663
Cox Communications, Inc. 8.375% 2039[6]	375	419
Pfizer Inc. 4.45% 2012	250	262
Pfizer Inc. 6.20% 2019	840	920
Husky Energy Inc. 7.25% 2019	1,040	1,138
Dollar General Corp. 10.625% 2015	125	136
Dollar General Corp. 11.875% 2017[2,5]	900	976
Federal Home Loan Bank 5.25% 2014	1,000	1,103
Stater Bros. Holdings Inc. 8.125% 2012	375	371
Stater Bros. Holdings Inc. 7.75% 2015	700	675
Shell International Finance B.V. 4.00% 2014	1,010	1,038
Mohegan Tribal Gaming Authority 8.00% 2012	300	229
Mohegan Tribal Gaming Authority 7.125% 2014	1,175	805
Abbott Laboratories 5.125% 2019	1,000	1,032
Enbridge Energy Partners, LP, Series B, 6.50% 2018	1,020	1,007
Union Pacific Corp. 5.70% 2018	400	402
Union Pacific Corp. 6.15% 2037	650	602
Texas Competitive Electric Holdings Co. LLC, Term Loan B2, 3.821% 2014[1,2,7]	123	88
Texas Competitive Electric Holdings Co. LLC, Series A, 10.25% 2015	410	257
Texas Competitive Electric Holdings Co. LLC, Series B, 10.25% 2015	415	260
Texas Competitive Electric Holdings Co. LLC 11.25% 2016[2,5]	792	368
Target Corp. 6.00% 2018	500	531
Target Corp. 7.00% 2038	400	428
Deutsche Telekom International Finance BV 5.875% 2013	910	955
Capital One Multi-asset Execution Trust, Series 2005-1, Class C, 0.719% 2013[1,2]	1,000	943
Nextel Communications, Inc., Series E, 6.875% 2013	175	146
Nextel Communications, Inc., Series F, 5.95% 2014	1,000	792
Hospitality Properties Trust 6.30% 2016	40	32
Hospitality Properties Trust 5.625% 2017	275	206
Hospitality Properties Trust 6.70% 2018	905	694
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-2, 5.117% 2037[1]	940	919
AmeriCredit Automobile Receivables Trust, Series 2006-R-M, Class A-2, MBIA insured, 5.42% 2011[1]	343	344
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-3-A, MBIA insured, 5.42% 2012[1]	557	558
HSBK (Europe) BV 7.75% 2013	485	359
HSBK (Europe) BV 7.25% 2017	915	531
Mandalay Resort Group 6.375% 2011	25	19
MGM MIRAGE 13.00% 2013[6]	325	357
MGM MIRAGE 6.75% 2013	25	17
MGM MIRAGE 5.875% 2014	750	486
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 2037[1,6]	250	232
American Tower Trust I, Series 2007-1A, Class D, 5.957% 2037[1,6]	715	593
American Tower Trust I, Series 2007-1A, Class E, 6.249% 2037[1,6]	25	19
American Tower Trust I, Series 2007-1A, Class F, 6.639% 2037[1,4,6]	40	34
Albertson’s, Inc. 7.25% 2013	400	386
SUPERVALU INC. 8.00% 2016	325	317
Albertson’s, Inc. 8.00% 2031	200	172
Michaels Stores, Inc. 10.00% 2014	1,035	875
B/E Aerospace 8.50% 2018	925	874
Centennial Communications Corp. 6.958% 2013[2]	40	40
Centennial Communications Corp. 10.00% 2013	775	821
DynCorp International and DIV Capital Corp., Series B, 9.50% 2013	885	854
NXP BV and NXP Funding LLC 7.875% 2014	1,600	736
NXP BV and NXP Funding LLC 9.50% 2015	300	107
Intelsat Jackson Holding Co., Series B, 8.875% 2015[6]	300	291
Intelsat, Ltd. 8.875% 2015	125	121
Intelsat Jackson Holding Co. 9.50% 2016[6]	425	429
Freescale Semiconductor, Inc., Term Loan B, 2.07% 2013[1,2,7]	274	201
Freescale Semiconductor, Inc. 8.875% 2014	650	331
Freescale Semiconductor, Inc., Term Loan B, 12.50% 2014[1,7]	351	306
Local T.V. Finance LLC, Term Loan B, 2.31% 2013[1,2,7]	1,293	821
Local T.V. Finance LLC 10.00% 2015[2,5,6]	63	11
SunGard Data Systems Inc. 9.125% 2013	858	815
Iron Mountain Inc. 7.75% 2015	375	362
Iron Mountain Inc. 6.625% 2016	500	450
Delhaize Group 5.875% 2014	690	709
Delhaize Group 6.50% 2017	100	102
Sanmina-SCI Corp. 6.75% 2013	805	628
Sanmina-SCI Corp. 8.125% 2016	250	183
Warner Music Group 7.375% 2014	325	277
Warner Music Group 0%/9.50% 2014[8]	75	59
Warner Music Group 9.50% 2016[6]	475	475
Ceridian Corp. 11.25% 2015	925	778
MetroPCS Wireless, Inc. 9.25% 2014[6]	300	298
MetroPCS Wireless, Inc. 9.25% 2014	475	474
Petroplus Finance Ltd. 6.75% 2014[6]	600	519
Petroplus Finance Ltd. 7.00% 2017[6]	300	250
TransDigm Inc. 7.75% 2014	800	764
Dow Chemical Co. 7.60% 2014	250	258
Dow Chemical Co. 8.55% 2019	500	502
Mediacom LLC and Mediacom Capital Corp. 9.50% 2013	225	215
Mediacom Broadband LLC and Mediacom Broadband Corp. 8.50% 2015	600	543
United Air Lines, Inc., Series 2000-2, Class A-2, 7.186% 2012[1]	9	9
United Air Lines, Inc., Term Loan B, 2.313% 2014[1,2,7]	758	444
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 2024[1]	391	303
Allison Transmission Holdings, Inc. 11.25% 2015[2,5,6]	50	35
Allison Transmission Holdings, Inc. 11.00% 2015[6]	900	715
ARAMARK Corp., Term Loan B, 2.473% 2014[1,2,7]	1	1
ARAMARK Corp., Letter of Credit, 4.721% 2014[1,2,7]	—	—
ARAMARK Corp. 8.50% 2015	755	736
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036[1]	197	201
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-3, 4.499% 2037[1]	100	92
CS First Boston Mortgage Securities Corp., Series 2006-C2, Class A-3, 5.658% 2039[1,2]	600	431
TL Acquisitions, Inc., Term Loan B, 2.81% 2014[1,2,7]	197	166
Thomson Learning 10.50% 2015[6]	685	558
South Korean Government 5.75% 2014	700	719
AMC Entertainment Inc. 8.00% 2014	25	21
AMC Entertainment Inc., Series B, 11.00% 2016	175	170
AMC Entertainment Inc. 8.75% 2019[6]	550	520
Boyd Gaming Corp. 7.75% 2012	260	243
Boyd Gaming Corp. 6.75% 2014	525	428
Boyd Gaming Corp. 7.125% 2016	50	37
BAE Systems Holdings Inc. 6.375% 2019[6]	690	707
Chevron Corp. 4.95% 2019	680	704
Westfield Group 5.70% 2016[6]	250	217
Westfield Group 7.125% 2018[6]	500	465
Staples, Inc. 9.75% 2014	600	671
Time Warner Inc. 5.875% 2016	100	99
AOL Time Warner Inc. 7.625% 2031	145	141
Time Warner Inc. 6.50% 2036	490	430
Tyson Foods, Inc. 10.50% 2014[6]	575	627
Tyson Foods, Inc. 7.85% 2016[2]	40	39
CSX Corp. 7.45% 2038	610	663
Burlington Northern Santa Fe Corp. 6.15% 2037	660	661
MBNA Credit Card Master Note Trust, Series 2004-1, Class B, 4.45% 2016[1]	750	660
Quebecor Media Inc. 7.75% 2016	625	570
Quebecor Media Inc. 7.75% 2016	95	87
United States Government Agency-Guaranteed (FDIC insured), Regions Bank 3.25% 2011	625	648
Duane Reade Inc. 5.129% 2010[2]	500	466
Duane Reade Inc. 9.75% 2011	210	180
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP6, Class A-4, 5.475% 2043[1,2]	805	644
HVB Funding Trust I 8.741% 2031[6]	850	476
HVB Funding Trust III 9.00% 2031[6]	300	168
Toys “R” Us, Inc. 7.625% 2011	685	637
Ford Motor Credit Co. 7.375% 2009	25	25
Ford Motor Credit Co. 9.75% 2010[2]	275	263
Ford Motor Credit Co. 7.375% 2011	275	249
Ford Motor Credit Co. 3.889% 2012[2]	125	97
Altria Group, Inc. 9.25% 2019	550	619
VWR Funding, Inc. 10.25% 2015[2,5]	775	616
Biogen Idec Inc. 6.00% 2013	600	614
Enterprise Products Operating LP 7.034% 2068[2]	830	613
Merck & Co., Inc. 5.00% 2019	600	609
Corporación Andina de Fomento 5.75% 2017	625	604
Royal Caribbean Cruises Ltd. 11.875% 2015	600	591
Rockwood Specialties Group, Inc. 7.50% 2014	610	576
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036[1]	561	571
International Paper Co. 7.95% 2018	505	488
International Paper Co. 9.375% 2019	75	77
Triad Automobile Receivables Trust, Series 2007-A, Class A-3, FSA insured, 5.28% 2012[1]	552	557
Ashtead Group PLC 8.625% 2015[6]	400	343
Ashtead Capital, Inc. 9.00% 2016[6]	250	213
Seneca Gaming Corp. 7.25% 2012	75	65
Seneca Gaming Corp., Series B, 7.25% 2012	550	479
Drivetime Auto Owner Trust, Series 2006-B, Class A-3, MBIA insured, 5.227% 2012[1,2,6]	526	526
Hanesbrands Inc., Series B, 4.593% 2014[2]	640	518
ZFS Finance (USA) Trust V 6.50% 2067[2,6]	700	518
StatoilHydro ASA 5.25% 2019	500	516
Cott Beverages Inc. 8.00% 2011	550	514
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A-3, 5.725% (undated)[1,2]	600	508
United States Government Agency-Guaranteed (FDIC insured), Sovereign Bancorp, Inc. 2.75% 2012	500	503
Israeli Government 5.125% 2019	500	498
Express Scripts Inc. 5.25% 2012	480	496
SunTrust Banks, Inc. 5.25% 2012	335	342
SunTrust Banks, Inc. 6.00% 2017	165	150
Gaz Capital SA 6.51% 2022[6]	400	301
Gaz Capital SA, Series 9, 6.51% 2022	250	188
RailAmerica Inc. 9.25% 2017[6]	500	485
Kansas City Southern Railway Co. 13.00% 2013	450	485
Jarden Corp. 8.00% 2016	500	479
Smithfield Foods, Inc. 10.00% 2014[6]	250	248
Smithfield Foods, Inc. 7.75% 2017	300	220
Cinemark USA, Inc. 8.625% 2019[6]	450	447
Whirlpool Corp. 8.60% 2014	425	445
Ingles Markets Inc. 8.875% 2017[6]	450	444
Hughes Communications, Inc. 9.50% 2014	450	441
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014	425	425
Surgical Care Affiliates, Inc. 9.625% 2015[2,5,6]	300	233
Surgical Care Affiliates, Inc. 10.00% 2017[6]	275	193
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.316% 2037[1,2]	200	186
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042[1]	134	133
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.875% 2045[1,2]	125	105
Electricité de France SA 6.95% 2039[6]	375	422
US Investigations Services, Inc. 10.50% 2015[6]	200	164
US Investigations Services, Inc., Term Loan B, 3.359% 2015[1,2,7]	246	219
US Investigations Services, Inc. 11.75% 2016[6]	45	35
iStar Financial, Inc. 6.00% 2010	500	345
iStar Financial, Inc. 6.05% 2015	175	70
AstraZeneca PLC 5.40% 2012	380	413
Capital One Auto Finance Trust, Series 2007-B, Class A3A, MBIA insured, 5.03% 2012[1]	408	412
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.336% 2044[1,2]	500	411
Schering-Plough Corp. 6.00% 2017	380	405
CenterPoint Energy Transition Bond Company III, LLC, Series 2008, Class A-2, 5.234% 2023[1]	400	400
ACE INA Holdings Inc. 5.80% 2018	400	399
AES Corp. 7.75% 2015	375	351
AES Corp. 8.00% 2020	50	45
Atlas Copco AB 5.60% 2017[6]	400	385
Simon Property Group, LP 6.125% 2018	400	373
Standard Chartered Bank 6.40% 2017[6]	400	362
Valeant Pharmaceuticals 8.375% 2016[6]	350	349
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375% 2014	405	348
CBS Corp. 8.875% 2019	350	342
Sunoco, Inc. 5.75% 2017	350	340
TEPPCO Partners LP 7.00% 2067[2]	445	335
CSC Holdings, Inc. 8.625% 2019[6]	325	320
Rouse Co. 5.375% 2013[9]	500	318
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[1,4]	54	50
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 2021[1]	82	67
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[1]	69	57
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[1,4]	167	140
PTS Acquisition Corp. 9.50% 2015[2,5]	595	313
Commercial Mortgage Trust, Series 2000-C1, Class A-2, 7.416% 2033[1]	171	173
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038[1]	150	139
Host Hotels & Resorts LP 9.00% 2017[6]	325	311
Kraft Foods Inc. 6.125% 2018	300	311
Meritage Corp. 7.00% 2014	375	309
Lehman Brothers Holdings Inc., Series I, 6.875% 2018[9]	1,830	302
Williams Companies, Inc. 8.125% 2012	50	52
Williams Companies, Inc. 7.875% 2021	150	148
Williams Companies, Inc. 8.75% 2032	100	101
Countrywide Alternative Loan Trust, Series 2007-14T2, Class A-4, 0.664% 2037[1,2]	828	288
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[1,6]	196	178
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[1]	118	107
C10 Capital (SPV) Ltd. 6.722% (undated)[2,6]	550	282
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	250	262
Washington Mutual Master Note Trust, Series 2007-A4A, Class A-4, 5.20% 2014[1,6]	250	260
National Grid PLC 6.30% 2016	250	257
Thomson Reuters Corp. 5.95% 2013	250	256
Turkey (Republic of) 6.75% 2018	250	251
Nalco Co. 7.75% 2011	22	22
Nalco Co. 8.875% 2013	25	26
Nalco Finance Holdings LLC and Nalco Finance Holdings Inc. 9.00% 2014	25	25
Nalco Co. 8.25% 2017[6]	150	152
American Media Operation 9.00% 2013[5,6]	47	24
American Media Operation 14.00% 2013[2,5,6]	493	199
Hawker Beechcraft Acquisition Co., LLC 8.875% 2015[2,5]	340	145
Hawker Beechcraft Acquisition Co., LLC 8.50% 2015	125	65
Hawker Beechcraft Acquisition Co., LLC 9.75% 2017	25	11
Devon Energy Corp. 6.30% 2019	205	219
Liberty Mutual Group Inc. 6.50% 2035[6]	30	18
Liberty Mutual Group Inc. 7.50% 2036[6]	120	83
Liberty Mutual Group Inc., Series A, 7.80% 2087[2,6]	200	112
Lazard Group LLC 6.85% 2017	225	207
Sealy Mattress Co. 8.25% 2014	250	207
LBI Media, Inc. 8.50% 2017[6]	380	202
Allied Waste North America, Inc., Series B, 5.75% 2011	200	202
Nationwide Mutual Insurance Co. 8.25% 2031[6]	250	201
Fox Acquisition LLC, Term Loan B, 7.25% 2015[1,2,7]	140	102
Fox Acquisition LLC 13.375% 2016[6]	215	98
Chubb Corp. 6.375% 2067[2]	245	196
Elizabeth Arden, Inc. 7.75% 2014	225	196
SLM Corp., Series A, 1.322% 2011[2]	240	195
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 2-A-1, 6.50% 2037[1]	343	189
Scottish Power PLC 5.375% 2015	185	178
Fifth Third Bancorp 8.25% 2038	130	100
Fifth Third Capital Trust IV 6.50% 2067[2]	105	64
Symbion Inc. 11.75% 2015[2,5]	244	163
American Express Co. 8.15% 2038	150	159
HCA Inc., Term Loan B, 2.848% 2013[1,2,7]	158	143
HCA Inc. 8.50% 2019[6]	15	15
General Electric Co. 5.00% 2013	150	156
BHP Billiton Finance (USA) Ltd. 5.50% 2014	145	156
Santander Perpetual, SA Unipersonal 6.671% (undated)[2,6]	200	148
Enbridge Inc. 5.60% 2017	150	147
NRG Energy, Inc. 7.25% 2014	145	141
Kinder Morgan Energy Partners LP 6.00% 2017	140	139
Alabama Power Co., Series 2008-B, 5.80% 2013	125	136
Sensata Technologies BV 8.00% 2014[2]	270	134
Charles Schwab Corp., Series A, 6.375% 2017	125	130
United States Government Agency-Guaranteed (FDIC insured), PNC Funding Corp. 2.30% 2012	125	126
Metals USA Holdings Corp. 8.208% 2012[2,5]	52	32
Metals USA, Inc. 11.125% 2015	100	83
Pinnacle Entertainment, Inc. 7.50% 2015	130	112
Allstate Corp., Series B, 6.125% 2067[2]	150	112
Development Bank of Singapore Ltd. 7.125% 2011[6]	100	107
AEP Texas Central Transitioning Funding II LLC, Secured Transition Bonds, Series A, Class A-2, 4.98% 2013[1]	100	105
J.P. Morgan Mortgage Trust, Series 2006-A7, Class 2-A-4, 5.791% 2037[1,2]	195	102
Canadian Natural Resources Ltd. 5.70% 2017	100	101
Williams Partners L.P. and Williams Partners Finance Corp. 7.50% 2011	100	100
Serena Software, Inc. 10.375% 2016	125	100
Neiman Marcus Group, Inc. 9.75% 2015[2,5]	164	98
Mylan Inc., Term Loan B, 3.875% 2014[1,2,7]	97	94
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB4, Class A-2B, 5.723% 2037[1,2]	250	93
Home Equity Mortgage Trust, Series 2006-2, Class 1A-1, 5.367% 2036[1,2]	266	45
Home Equity Mortgage Trust, Series 2006-5, Class A-1, 5.50% 2037[1,2]	343	44
Gaylord Entertainment Co. 8.00% 2013	100	86
HealthSouth Corp. 10.75% 2016	75	76
TRW Automotive Inc. 7.00% 2014[6]	100	73
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013	75	71
Realogy Corp., Term Loan B, 4.177% 2013[1,2,7]	19	14
Realogy Corp., Letter of Credit, 3.37% 2013[1,2,7]	5	4
Realogy Corp. 10.50% 2014	100	44
Realogy Corp. 11.75% 2014[2,5]	28	9
AEP Industries Inc. 7.875% 2013	60	55
Citigroup Mortgage Loan Trust, Inc., Series 2005-8, Class I-A4A, 5.557% 2035[1,2]	90	54
Radio One, Inc. 6.375% 2013	175	54
DAE Aviation Holdings, Inc. 11.25% 2015[6]	90	53
Education Management LLC and Education Management Finance Corp. 8.75% 2014	50	49
Windstream Corp. 8.625% 2016	50	48
Lafarge 6.50% 2016	50	46
Coventry Health Care, Inc. 6.30% 2014	50	44
THL Buildco, Inc. 8.50% 2014	125	36
Crown Castle Towers LLC, Series 2006-1, Class F, 6.650% 2036[1,4,6]	35	34
Team Finance LLC and Health Finance Corp. 11.25% 2013	25	26
Liberty Media Corp. 8.25% 2030	35	24
Esterline Technologies Corp. 6.625% 2017	25	23
Goodyear Tire & Rubber Co. 8.625% 2011	23	23
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	25	22
Northern Rock PLC 6.594% (undated)[2,6]	100	20
Argentina (Republic of) GDP-Linked 2035	435	16
Cooper-Standard Automotive Inc. 7.00% 2012[9]	25	5
Cooper-Standard Automotive Inc. 8.375% 2014[9]	125	8
Northwest Airlines, Inc., Term Loan B, 4.10% 2013[1,2,7]	7	6
Northwest Airlines, Inc., Term Loan A, 2.35% 2018[1,2,7]	9	7
Alion Science and Technology Corp. 10.25% 2015	30	12
Viant Holdings Inc. 10.125% 2017[6]	15	12
Drummond Co., Inc. 7.375% 2016[6]	15	11
Hawaiian Telcom Communications, Inc. 9.75% 2013[9]	25	—
Hawaiian Telcom Communications, Inc., Term Loan C, 4.75% 2014[1,2,5,7]	14	9
Bank of America, NA and First Union National Bank Commercial Mortgage Trust, Series 2001-3, Class A-1, 4.89% 2037[1]	6	6
Young Broadcasting Inc. 10.00% 2011[9]	150	—
Atrium Companies, Inc. 15.00% 2012[5,6]	12	—
		448,195

Total bonds, notes & other debt instruments (cost: $926,174,000)		935,861

Preferred stocks — 0.43%	Shares

EUROS — 0.19%
Commerzbank Capital Funding Trust I, Class B, 5.012% noncumulative[2]	3,050,000	1,433
HVB Funding Trust VIII 7.055%[2]	750,000	473
		1,906

U.S. DOLLARS — 0.18%
JPMorgan Chase & Co., Series I, 7.90%[2]	450,000	395
Société Générale 5.922%[2,6]	500,000	310
Royal Bank of Scotland Group PLC, Series U, 7.64%[2]	500,000	203
Banco Bilbao Vizcaya Argentaria, SA, 5.919%[2]	270,000	159
SMFG Preferred Capital USD 1 Ltd. 6.078%[2,6]	195,000	157
AXA SA, Series B, 6.379%[2,6]	230,000	148
Wells Fargo Capital XV 9.75%[2]	140,000	136
Resona Preferred Global Securities (Cayman) Ltd. 7.191%[2,6]	185,000	135
Barclays Bank PLC 7.434%[2,6]	100,000	67
Fannie Mae, Series O, 7.00%[2,6]	8,581	15
Freddie Mac, Series Z, 8.375%[10]	8,200	10
		1,735

BRITISH POUNDS — 0.06%
Barclays Bank PLC 14.00%[2]	250,000	472
SMFG Preferred Capital GBP 1 Ltd. 6.164%[2]	100,000	111
		583

Total preferred stocks (cost: $6,433,000)		4,224

		Value
Common stocks — 0.00%	Shares	(000)

U.S. DOLLARS — 0.00%
Bank of America Corp.	1,590	US$ 21
American Media Operations, Inc.[4,6,10]	9,043	—

Total common stocks (cost: $7,000)		21

Rights & warrants — 0.00%

U.S. DOLLARS — 0.00%
Atrium Corp., warrants, expire 2018[4,6,10]	5	—

Total rights & warrants (cost: $0)		—

	Principal amount
Short-term securities — 4.71%	(000)

Barton Capital LLC 0.26% due 7/2/2009[6]	US$11,800	11,800
U.S. Treasury Bill 0.195% due 9/17/2009	7,600	7,597
Procter & Gamble International Funding S.C.A. 0.18% due 7/8/2009[6]	6,200	6,200
Fannie Mae 0.20% due 8/20/2009	6,200	6,198
Private Export Funding Corp. 0.30% due 9/1/2009[6]	5,600	5,599
General Electric Capital Corp. 0.15% due 7/1/2009	4,900	4,900
Pfizer Inc 0.22% due 8/4/2009[6]	4,000	3,999

Total short-term securities (cost: $46,291,000)		46,293

Total investment securities (cost: $978,905,000)		986,399
Other assets less liabilities		(2,421)

Net assets		US$983,978

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Coupon rate may change periodically.
[3]	Index-linked bond whose principal amount moves with a government retail price index.
[4]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $13,432,000, which represented 1.37% of the net asset of the fund.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[6]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $83,734,000, which represented 8.51% of the net assets of the fund.

[7]
Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $3,786,000, which represented .38% of the net assets of the fund.

[8]	Step bond; coupon rate will increase at a later date.
[9]	Scheduled interest and/or principal payment was not received.
[10]	Security did not produce income during the last 12 months.

High-Income Bond Fund
Investment portfolio

June 30, 2009
unaudited

Bonds, notes & other debt instruments — 77.29%	Principal amount (000)	Value (000)

CONSUMER DISCRETIONARY — 19.10%
Univision Communications Inc. 7.85% 2011	$4,620	$4,574
Univision Communications, Inc., First Lien Term Loan B, 2.56% 2014[1,2,3]	13,235	9,955
Univision Communications Inc. 12.00% 2014[4]	1,300	1,284
Univision Communications Inc. 10.50% 2015[1,4,5]	16,835	9,891
CCH II, LLC and CCH II Capital Corp. 10.25% 2010	1,167	1,237
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 2012[4]	2,875	2,782
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	7,908	7,552
Charter Communications Operating, LLC, Term Loan B, 4.25% 2014[1,2,3]	5,614	5,074
Charter Communications Operating, LLC, Term Loan B, 7.25% 2014[1,2,3]	2,716	2,678
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.375% 2014[4]	2,800	2,695
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 10.875% 2014[4]	3,050	3,172
CCH I, LLC and CCH I Capital Corp. 11.00% 2015[6]	250	31
NTL Cable PLC 8.75% 2014	6,665	6,532
NTL Cable PLC 8.75% 2014	€500	659
NTL Cable PLC 9.75% 2014	£300	466
NTL Cable PLC 9.125% 2016	$7,800	7,546
NTL Cable PLC 9.50% 2016	6,475	6,410
MGM MIRAGE 6.75% 2012	1,050	751
MGM MIRAGE 6.75% 2013	3,130	2,105
MGM MIRAGE 13.00% 2013[4]	3,075	3,382
MGM MIRAGE 5.875% 2014	2,250	1,457
MGM MIRAGE 10.375% 2014[4]	1,550	1,616
MGM MIRAGE 6.625% 2015	1,550	1,019
MGM MIRAGE 11.125% 2017[4]	2,400	2,556
Cinemark USA, Inc., Term Loan B, 2.21% 2013[1,2,3]	3,088	2,923
Cinemark USA, Inc. 8.625% 2019[4]	7,400	7,344
Sun Media Corp. 7.625% 2013	1,500	994
Quebecor Media Inc. 7.75% 2016	6,740	6,142
Quebecor Media Inc. 7.75% 2016	2,850	2,597
CSC Holdings, Inc., Series B, 6.75% 2012	500	485
Cablevision Systems Corp., Series B, 8.00% 2012	500	497
CSC Holdings, Inc. 8.50% 2014[4]	2,850	2,839
CSC Holdings, Inc. 8.50% 2015[4]	3,000	2,962
CSC Holdings, Inc. 8.625% 2019[4]	2,175	2,142
AMC Entertainment Inc. 8.00% 2014	500	429
AMC Entertainment Inc., Series B, 11.00% 2016	1,750	1,702
AMC Entertainment Inc. 8.75% 2019[4]	7,050	6,662
Michaels Stores, Inc., Term Loan B, 2.625% 2013[1,2,3]	2,205	1,759
Michaels Stores, Inc. 10.00% 2014	7,700	6,506
TL Acquisitions, Inc., Term Loan B, 2.81% 2014[1,2,3]	4,395	3,698
Thomson Learning 10.50% 2015[4]	5,150	4,197
Toys “R” Us, Inc. 7.625% 2011	7,190	6,687
Toys “R” Us-Delaware, Inc., Term Loan B, 4.565% 2012[1,2,3]	1,244	1,151
Mediacom LLC and Mediacom Capital Corp. 9.50% 2013	2,075	1,987
Mediacom Broadband LLC and Mediacom Broadband Corp. 8.50% 2015	6,425	5,815
J.C. Penney Co., Inc. 8.00% 2010	2,000	2,022
J.C. Penney Co., Inc. 9.00% 2012	495	505
J.C. Penney Co., Inc. 6.875% 2015	1,464	1,375
J.C. Penney Corp., Inc. 5.75% 2018	1,000	879
J.C. Penney Co., Inc. 7.125% 2023	2,300	2,034
Royal Caribbean Cruises Ltd. 8.00% 2010	875	879
Royal Caribbean Cruises Ltd. 8.75% 2011	275	264
Royal Caribbean Cruises Ltd. 11.875% 2015	5,750	5,664
Mohegan Tribal Gaming Authority 6.375% 2009	1,695	1,657
Mohegan Tribal Gaming Authority 8.00% 2012	1,675	1,281
Mohegan Tribal Gaming Authority 6.125% 2013	250	190
Mohegan Tribal Gaming Authority 7.125% 2014	4,125	2,826
Allison Transmission Holdings, Inc., Term Loan B, 3.07% 2014[1,2,3]	1,482	1,189
Allison Transmission Holdings, Inc. 11.00% 2015[4]	1,000	795
Allison Transmission Holdings, Inc. 12.00% 2015[1,4,5]	5,260	3,708
Boyd Gaming Corp. 7.75% 2012	1,300	1,215
Boyd Gaming Corp. 6.75% 2014	1,550	1,263
Boyd Gaming Corp. 7.125% 2016	4,225	3,153
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	6,225	5,509
Macy’s Retail Holdings, Inc. 8.875% 2015	550	533
Federated Retail Holdings, Inc. 5.90% 2016	6,000	4,895
CBS Corp. 8.875% 2019	4,700	4,588
Dollar General Corp. 10.625% 2015	1,650	1,790
Dollar General Corp. 11.875% 2017[1,5]	2,275	2,468
Warner Music Group 0%/9.50% 2014[7]	100	79
Warner Music Group 7.375% 2014	1,875	1,596
Warner Music Group 9.50% 2016[4]	1,850	1,850
Kabel Deutschland GmbH 10.625% 2014	3,350	3,471
Pinnacle Entertainment, Inc. 7.50% 2015	3,705	3,186
Viacom Inc. 5.75% 2011	3,000	3,073
UPC Holding BV 9.875% 2018[4]	3,000	2,869
Tenneco Automotive Inc., Series B, 10.25% 2013	772	735
Tenneco Automotive Inc. 8.625% 2014	850	616
Tenneco Inc. 8.125% 2015	1,750	1,391
Meritage Corp. 7.00% 2014	1,400	1,155
Meritage Homes Corp. 6.25% 2015	550	434
Meritage Corp. 7.731% 2017[4,8]	1,500	999
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012[8]	2,750	2,505
Bon-Ton Department Stores, Inc. 10.25% 2014	5,650	2,486
Local T.V. Finance LLC, Term Loan B, 2.31% 2013[1,2,3]	2,537	1,611
Local T.V. Finance LLC 10.00% 2015[1,4,5]	4,709	824
Sealy Mattress Co. 8.25% 2014	2,825	2,338
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375% 2014	2,675	2,300
Education Management LLC and Education Management Finance Corp. 8.75% 2014	2,345	2,286
LBI Media, Inc. 8.50% 2017[4]	4,210	2,237
Edcon (Proprietary) Ltd. 4.527% 2014[1]	€2,500	2,051
Hanesbrands Inc., Series B, 4.593% 2014[1]	$2,470	2,001
American Media Operation 9.00% 2013[4,5]	246	124
American Media Operation 14.00% 2013[1,4,5]	4,610	1,856
Gaylord Entertainment Co. 8.00% 2013	1,475	1,265
Gaylord Entertainment Co. 6.75% 2014	900	677
Neiman Marcus Group, Inc. 9.75% 2015[1,5]	3,170	1,886
Seneca Gaming Corp., Series B, 7.25% 2012	2,125	1,849
Seneca Gaming Corp. 7.25% 2012	25	22
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 8.375% 2013	1,021	1,029
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 7.625% 2016	650	635
Beazer Homes USA, Inc. 8.125% 2016	3,385	1,642
KB Home 6.25% 2015	1,810	1,557
Cox Communications, Inc. 8.375% 2039[4]	1,350	1,510
Liberty Media Corp. 8.25% 2030	2,000	1,387
Vidéotron Ltée 6.875% 2014	1,120	1,042
Vidéotron Ltée 6.375% 2015	380	342
Gray Television Inc., Series D, 15.00% (undated)[8,9]	5,500	1,380
Standard Pacific Corp. 6.25% 2014	660	469
Standard Pacific Corp. 7.00% 2015	1,215	875
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014	1,300	1,300
Jarden Corp. 8.00% 2016	1,325	1,269
Burlington Coat Factory Warehouse Corp. 11.125% 2014	1,450	1,160
FCE Bank PLC 7.125% 2013	€1,000	1,150
Fox Acquisition LLC, Term Loan B, 7.25% 2015[1,2,3]	$461	336
Fox Acquisition LLC 13.375% 2016[4]	1,610	737
Dex Media West LLC, Dex Media West Finance Co., Series B, 8.50% 2010[6]	800	580
Dex Media, Inc., Series B, 8.00% 2013[6]	2,575	399
Dex Media, Inc., Series B, 9.00% 2013[6]	250	39
Dex Media, Inc., Series B, 9.00% 2013[6]	250	39
Regal Cinemas Corp., Series B, 9.375% 2012	1,000	974
Time Warner Cable Inc. 7.50% 2014	790	871
General Motors Corp. 7.20% 2011[6]	1,030	134
General Motors Corp. 7.125% 2013[6]	2,375	303
General Motors Corp. 8.80% 2021[6]	3,130	391
TRW Automotive Inc. 7.00% 2014[4]	1,000	725
Goodyear Tire & Rubber Co. 5.01% 2009[1]	675	672
Staples, Inc. 9.75% 2014	500	559
WDAC Intermediate Corp. 8.375% 2014[4]	1,350	297
WDAC Intermediate Corp. 8.50% 2014	€250	96
Radio One, Inc. 6.375% 2013	$1,225	375
Carmike Cinemas, Inc., Delayed Draw, Term Loan, 5.19% 2012[1,2,3]	233	216
Cooper-Standard Automotive Inc. 7.00% 2012[6]	250	50
Cooper-Standard Automotive Inc. 8.375% 2014[6]	1,275	83
KAC Acquisition Corp. 8.00% 2026[4,5,8]	98	98
Visteon Corp. 8.25% 2010[6]	377	13
Visteon Corp. 12.25% 2016[4,6]	973	39
Idearc Inc. 8.00% 2016[6]	1,500	47
Delphi Automotive Systems Corp. 6.55% 2006[6]	250	2
Delphi Automotive Systems Corp. 6.50% 2009[6]	3,500	22
Delphi Corp. 6.50% 2013[6]	555	8
Delphi Automotive Systems Corp. 7.125% 2029[6]	750	5
Young Broadcasting Inc. 10.00% 2011[6]	7,467	19
		280,272

TELECOMMUNICATION SERVICES — 10.10%
American Tower Corp. 7.125% 2012	6,740	6,816
American Tower Corp. 7.00% 2017	10,850	10,552
American Tower Corp. 7.25% 2019[4]	8,575	8,339
Qwest Capital Funding, Inc. 7.00% 2009	2,000	2,005
Qwest Capital Funding, Inc. 7.90% 2010	2,360	2,372
Qwest Capital Funding, Inc. 7.25% 2011	11,100	10,823
Qwest Communications International Inc. 7.25% 2011	600	585
Qwest Corp. 7.875% 2011	1,475	1,482
Qwest Communications International Inc., Series B, 7.50% 2014	2,500	2,294
U S WEST Capital Funding, Inc. 6.875% 2028	1,200	822
Cricket Communications, Inc. 9.375% 2014	8,205	8,123
Cricket Communications, Inc. 7.75% 2016[4]	10,850	10,497
MetroPCS Wireless, Inc. 9.25% 2014	9,350	9,338
MetroPCS Wireless, Inc. 9.25% 2014[4]	3,050	3,035
Centennial Communications Corp. 6.958% 2013[1]	2,950	2,950
Centennial Communications Corp. 10.00% 2013	3,750	3,975
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013	1,695	1,756
Centennial Communications Corp., Centennial Cellular Operating Co. LLC and
Centennial Puerto Rico Operations Corp. 8.125% 2014[1]	3,450	3,545
Windstream Corp. 8.125% 2013	2,075	2,018
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	1,775	1,741
Windstream Corp. 8.625% 2016	4,875	4,692
Windstream Corp. 7.00% 2019	2,650	2,319
Crown Castle International Corp. 9.00% 2015	6,025	6,161
Crown Castle International Corp. 7.75% 2017[4]	4,175	4,091
Nextel Communications, Inc., Series E, 6.875% 2013	1,205	1,003
Nextel Communications, Inc., Series F, 5.95% 2014	2,770	2,195
Nextel Communications, Inc., Series D, 7.375% 2015	7,430	5,963
Digicel Group Ltd. 12.00% 2014[4]	4,650	4,720
Digicel Group Ltd. 8.875% 2015[4]	2,250	1,879
Intelsat, Ltd. 0%/9.50% 2015[7]	1,000	900
Intelsat Jackson Holding Co., Series B, 8.875% 2015[4]	1,875	1,819
Intelsat, Ltd. 8.875% 2015	750	728
Intelsat Jackson Holding Co. 9.50% 2016[4]	2,000	2,020
Rogers Wireless Inc. 7.25% 2012	600	645
Rogers Wireless Inc. 7.50% 2015	2,675	2,913
Telecom Italia Capital SA 7.175% 2019	3,000	3,046
Cincinnati Bell Inc. 7.25% 2013	2,200	2,024
AT&T Inc. 6.70% 2013	1,500	1,649
Hawaiian Telcom Communications, Inc. 9.75% 2013[6]	3,135	47
Hawaiian Telcom Communications, Inc. 8.765% 2013[1,6]	1,725	26
Hawaiian Telcom Communications, Inc., Term Loan C, 4.75% 2014[1,2,3,5]	2,258	1,363
Hawaiian Telcom Communications, Inc., Series B, 12.50% 2015[6]		425
Millicom International Cellular SA 10.00% 2013	1,320	1,345
Citizens Communications Co. 7.875% 2027	1,650	1,328
Orascom Telecom 7.875% 2014[4]	1,500	1,275
NTELOS Inc., Term Loan B, 2.56% 2011[1,2,3]	958	936
		148,155

INDUSTRIALS — 9.68%
Nielsen Finance LLC, Term Loan B, 2.321% 2013[1,2,3]	2,770	2,508
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014	11,025	10,488
Nielsen Finance LLC and Nielsen Finance Co. 11.625% 2014[4]	4,225	4,214
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 2016[7]	16,990	11,001
Nielsen Finance LLC and Nielsen Finance Co. 11.50% 2016[4]	6,155	6,017
Delta Air Lines, Inc., First Lien Term Loan A, 2.318% 2012[1,2,3]	1,960	1,707
Delta Air Lines, Inc., Series 2000-1, Class A-2, 7.57% 2012[2]	2,500	2,416
Northwest Airlines, Inc., Term Loan B, 4.10% 2013[1,2,3]	1,823	1,449
Delta Air Lines, Inc., Series 2001-1, Class A-2, 7.111% 2013[2]	1,000	944
Delta Air Lines, Inc., Second Lien Term Loan B, 3.568% 2014[1,2,3]	2,940	2,026
Northwest Airlines, Inc., Term Loan A, 2.35% 2018[1,2,3]	3,296	2,488
ARAMARK Corp., Term Loan B, 2.473% 2014[1,2,3]	644	596
ARAMARK Corp., Letter of Credit, 4.721% 2014[1,2,3]	41	38
ARAMARK Corp. 4.528% 2015[1]	600	491
ARAMARK Corp. 8.50% 2015	9,000	8,775
Allied Waste North America, Inc., Series B, 6.50% 2010	1,000	1,018
Allied Waste North America, Inc., Series B, 5.75% 2011	1,000	1,008
Allied Waste North America, Inc., Series B, 6.125% 2014	1,250	1,264
Allied Waste North America, Inc., Series B, 7.375% 2014	2,600	2,655
Allied Waste North America, Inc. 7.25% 2015	100	102
Allied Waste North America, Inc. 6.875% 2017	3,700	3,669
Continental Airlines, Inc. 8.75% 2011	1,250	787
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[2]	318	233
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[2]	642	557
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 2019[2]	1,327	1,022
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[2,8]	688	636
Continental Airlines, Inc., Series 2003-ERJ3, Class A, 7.875% 2020[2]	2,452	1,496
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[2,8]	1,581	1,328
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[2]	918	757
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[2]	816	596
DynCorp International and DIV Capital Corp., Series B, 9.50% 2013	7,491	7,229
RailAmerica Inc. 9.25% 2017[4]	7,150	6,935
American Airlines, Inc., Series 1999-1, Class B, 7.324% 2011[2]	1,855	1,829
American Airlines, Inc., Series 2001-1, Class A-2, 6.817% 2012[2]	2,000	1,660
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013[2]	1,440	1,359
American Airlines, Inc., Series 2001-1, Class B, 7.377% 2019[2]	2,912	1,544
AMR Corp. 10.00% 2021	1,000	490
US Investigations Services, Inc., Term Loan B, 3.359% 2015[1,2,3]	1,475	1,315
US Investigations Services, Inc. 10.50% 2015[4]	2,925	2,398
US Investigations Services, Inc. 11.75% 2016[4]	2,500	1,937
Ashtead Group PLC 8.625% 2015[4]	2,050	1,758
Ashtead Capital, Inc. 9.00% 2016[4]	4,400	3,751
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B1, 4.26% 2014[1,2,3]	863	682
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B2, 4.79% 2014[1,2,3]	847	669
DAE Aviation Holdings, Inc. 11.25% 2015[4]	6,845	4,004
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 2.31% 2014[1,2,3]	1,156	795
Hawker Beechcraft Acquisition Co., LLC, Letter of Credit, 2.598% 2014[1,2,3]	65	45
Hawker Beechcraft Acquisition Co., LLC 8.50% 2015	725	377
Hawker Beechcraft Acquisition Co., LLC 9.625% 2015[1,5]	8,110	3,447
Hawker Beechcraft Acquisition Co., LLC 9.75% 2017	250	106
B/E Aerospace 8.50% 2018	4,830	4,564
TFM, SA de CV 9.375% 2012	1,825	1,743
Kansas City Southern Railway Co. 13.00% 2013	1,450	1,562
United Air Lines, Inc., Series 2000-2, Class A-2, 7.186% 2012[2]	513	502
United Air Lines, Inc., Term Loan B, 2.313% 2014[1,2,3]	3,652	2,142
United Air Lines, Inc., Series 2001-1, Class A-1, 6.071% 2014[2]	36	35
United Air Lines, Inc., Series 2001-1, Class A-3, 6.602% 2015[2]	62	62
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 2021[2,4]	445	234
TransDigm Inc. 7.75% 2014	2,805	2,679
RBS Global, Inc. and Rexnord LLC 9.50% 2014	2,575	2,214
RBS Global, Inc. and Rexnord LLC 8.875% 2016	500	357
Alion Science and Technology Corp. 10.25% 2015	5,190	2,102
CSX Corp. 7.375% 2019	1,645	1,790
United Rentals (North America), Inc., Series B, 6.50% 2012	1,750	1,706
NTK Holdings Inc. 0%/10.75% 2014[2,7]	5,250	446
THL Buildco, Inc. 8.50% 2014	3,935	1,141
Iron Mountain Inc. 7.75% 2015	1,325	1,279
FTI Consulting, Inc. 7.625% 2013	1,225	1,197
RSC Holdings III, LLC, Second Lien Term Loan B, 4.67% 2013[1,2,3]	1,253	964
Atrium Companies, Inc., Term Loan B, 11.75% 2012[1,2,3,5]	1,359	550
Atrium Companies, Inc. 15.00% 2012[4,5]	1,482	37
Quebecor World Inc. 8.75% 2016[4,6]	1,000	95
		142,017

FINANCIALS — 7.10%
Countrywide Home Loans, Inc., Series K, 5.625% 2009	1,775	1,776
Countrywide Financial Corp., Series A, 4.50% 2010	255	252
Countrywide Financial Corp., Series B, 1.426% 2012[1]	4,000	3,600
Countrywide Financial Corp., Series B, 5.80% 2012	7,592	7,644
Bank of America Corp., Series L, 7.375% 2014	1,500	1,551
Bank of America Corp. 5.30% 2017	1,000	850
Bank of America Corp. 6.10% 2017	1,750	1,544
Fleet Capital Trust II 7.92% 2026	1,300	1,068
BankAmerica Capital II, Series 2, 8.00% 2026	265	220
Citigroup Inc. 6.125% 2017	1,575	1,383
Citigroup Inc. 6.125% 2018	1,725	1,511
Citigroup Capital XXI 8.30% 2077[1]	5,625	4,396
Ford Motor Credit Co. 7.375% 2009	475	471
Ford Motor Credit Co. 8.625% 2010	215	202
Ford Motor Credit Co. 9.75% 2010[1]	750	719
Ford Motor Credit Co. 7.375% 2011	975	883
Ford Motor Credit Co. 9.875% 2011	2,000	1,851
Ford Motor Credit Co. 3.889% 2012[1]	3,725	2,887
National City Preferred Capital Trust I 12.00% (undated)[1]	5,960	6,228
Realogy Corp., Letter of Credit, 3.37% 2013[1,2,3]	251	183
Realogy Corp., Term Loan B, 4.177% 2013[1,2,3]	926	673
Realogy Corp. 10.50% 2014	9,375	4,102
Realogy Corp. 11.75% 2014[1,5]	1,233	395
Realogy Corp. 12.375% 2015	1,000	285
CIT Group Inc., Series A, 1.358% 2009[1]	500	486
CIT Group Inc. 4.125% 2009	2,500	2,370
CIT Group Inc. 7.625% 2012[8]	3,600	2,556
General Motors Acceptance Corp. 7.25% 2011[4]	1,549	1,433
General Motors Acceptance Corp. 6.625% 2012[4]	316	267
General Motors Acceptance Corp. 6.875% 2012[4]	189	160
General Motors Acceptance Corp. 7.00% 2012[4]	2,038	1,749
General Motors Acceptance Corp. 7.50% 2013[4]	477	374
General Motors Acceptance Corp. 2.868% 2014[1,4]	1,013	710
General Motors Acceptance Corp. 6.75% 2014[4]	153	122
General Motors Acceptance Corp. 8.00% 2018[4]	469	302
Host Marriott, LP, Series M, 7.00% 2012	1,025	994
Host Hotels & Resorts LP 9.00% 2017[4]	4,050	3,878
HSBC Finance Corp. 5.70% 2011	1,250	1,262
HSBC Finance Corp. 5.00% 2015	2,265	2,113
Rouse Co. 3.625% 2009[6]	615	390
Rouse Co. 7.20% 2012[6]	1,495	957
Rouse Co. 5.375% 2013[6]	1,250	794
Rouse Co. 6.75% 2013[4,6]	1,575	1,000
SLM Corp., Series A, 1.392% 2014[1]	1,200	835
SLM Corp., Series A, 8.45% 2018	2,500	2,142
MetLife Capital Trust X 9.25% 2068[1,4]	3,000	2,676
Liberty Mutual Group Inc., Series A, 7.80% 2087[1,4]	545	306
Liberty Mutual Group Inc., Series C, 10.75% 2088[1,4]	2,955	2,131
Zions Bancorporation 5.65% 2014	140	101
Zions Bancorporation 5.50% 2015	655	472
Zions Bancorporation 6.00% 2015	2,545	1,822
Capital One Financial Corp. 7.375% 2014	1,500	1,548
Capital One Financial Corp. 6.15% 2016	750	665
Royal Bank of Scotland Group PLC 5.00% 2014	1,960	1,569
Royal Bank of Scotland Group PLC 5.05% 2015	540	424
ProLogis 5.625% 2016	930	716
ProLogis 6.625% 2018	1,570	1,238
Westfield Group 5.40% 2012[4]	25	24
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 2014[4]	245	221
Westfield Group 5.70% 2016[4]	30	26
Westfield Group 7.125% 2018[4]	1,700	1,580
HBOS PLC 6.75% 2018[4]	2,420	1,830
Lazard Group LLC 7.125% 2015	1,165	1,072
Lazard Group LLC 6.85% 2017	750	690
Simon Property Group, LP 10.35% 2019	1,500	1,707
Korea Development Bank 8.00% 2014	1,500	1,626
SunTrust Banks, Inc. 5.25% 2012	1,050	1,071
SunTrust Banks, Inc. 6.00% 2017	525	476
JPMorgan Chase Bank NA 6.00% 2017	1,500	1,462
Catlin Insurance Ltd. 7.249% (undated)[1,4]	2,500	1,402
Wells Fargo Capital XIII 7.70% (undated)[1]	365	303
Wells Fargo & Co. 7.98% (undated)[1]	985	819
iStar Financial, Inc. 6.00% 2010	1,055	728
iStar Financial, Inc. 6.50% 2013	570	251
International Lease Finance Corp., Series R, 5.65% 2014	1,300	943
Morgan Stanley 10.09% 2017	BRL2,000	854
Hospitality Properties Trust 5.125% 2015	$155	123
Hospitality Properties Trust 6.30% 2016	265	212
Hospitality Properties Trust 5.625% 2017	560	419
Northern Rock PLC 5.60% (undated)[1,4]	600	123
Northern Rock PLC 6.594% (undated)[1,4]	3,050	625
Schwab Capital Trust I 7.50% 2037[1]	895	748
E*TRADE Financial Corp. 7.875% 2015	885	704
UnumProvident Finance Co. PLC 6.85% 2015[4]	800	660
HSBK (Europe) BV 7.75% 2013[4]	270	200
Downey Financial Corp. 6.50% 2014[6,8]	1,130	85
		104,220

UTILITIES — 6.13%
Edison Mission Energy 7.50% 2013	7,950	7,155
Edison Mission Energy 7.75% 2016	2,200	1,804
Midwest Generation, LLC, Series B, 8.56% 2016[2]	3,777	3,702
Edison Mission Energy 7.00% 2017	10,525	8,131
Edison Mission Energy 7.20% 2019	5,725	4,294
Edison Mission Energy 7.625% 2027	5,925	3,822
Texas Competitive Electric Holdings Co. LLC, Term Loan B2, 3.821% 2014[1,2,3]	5,118	3,671
Texas Competitive Electric Holdings Co. LLC, Series B, 10.25% 2015	8,665	5,437
Texas Competitive Electric Holdings Co. LLC, Series A, 10.25% 2015	7,665	4,810
Texas Competitive Electric Holdings Co. LLC 11.25% 2016[1,5]	2,377	1,105
NRG Energy, Inc. 7.25% 2014	1,900	1,848
NRG Energy, Inc. 7.375% 2016	10,775	10,223
AES Corp. 9.375% 2010	1,497	1,519
AES Corp. 8.75% 2013[4]	5,311	5,417
AES Gener SA 7.50% 2014	500	517
AES Corp. 7.75% 2015	500	467
AES Corp. 8.00% 2017	3,000	2,805
AES Red Oak, LLC, Series A, 8.54% 2019[2]	402	362
AES Corp. 8.00% 2020	1,000	902
Intergen Power 9.00% 2017[4]	9,775	9,311
Cilcorp Inc. 8.70% 2009	2,000	1,970
Ameren Corp. 8.875% 2014	3,250	3,358
E.ON International Finance BV 5.80% 2018[4]	2,540	2,647
ISA Capital do Brasil SA 7.875% 2012[4]	1,250	1,294
ISA Capital do Brasil SA 8.80% 2017[4]	700	721
Sierra Pacific Resources 8.625% 2014	875	866
Nevada Power Co., General and Refunding Mortgage Notes, Series L, 5.875% 2015	275	282
Nevada Power Co., General and Refunding Mortgage Notes, Series M, 5.95% 2016	500	505
FPL Energy National Wind Portfolio, LLC 6.125% 2019[2,4]	1,115	1,086
		90,031

MATERIALS — 5.49%
International Paper Co. 7.95% 2018	4,630	4,474
International Paper Co. 9.375% 2019	9,385	9,582
Nalco Co. 7.75% 2011	811	815
Nalco Co. 8.875% 2013	500	513
Nalco Finance Holdings LLC and Nalco Finance Holdings Inc. 9.00% 2014	1,900	1,871
Nalco Co., Term Loan B, 6.50% 2016[1,2,3]	2,370	2,379
Nalco Co. 8.25% 2017[4]	3,630	3,666
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	1,780	1,800
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	7,240	7,305
Dow Chemical Co. 7.60% 2014	2,000	2,062
Dow Chemical Co. 8.55% 2019	3,000	3,010
Dow Chemical Co. 9.40% 2039	3,890	4,014
Owens-Brockway Glass Container Inc. 6.75% 2014	€375	479
Owens-Brockway Glass Container Inc. 7.375% 2016[4]	$7,705	7,512
Georgia-Pacific Corp., First Lien Term Loan B, 2.65% 2012[1,2,3]	518	490
Georgia-Pacific LLC 8.25% 2016[4]	4,975	4,851
Ashland Inc., Term Loan B, 7.65% 2014[1,2,3]	4,700	4,748
Plastipak Holdings, Inc. 8.50% 2015[4]	4,235	3,817
Rio Tinto Finance (USA) Ltd. 8.95% 2014	2,665	2,964
Rockwood Specialties Group, Inc. 7.50% 2014	2,020	1,909
Rockwood Specialties Group, Inc. 7.625% 2014	€750	989
Georgia Gulf Corp. 9.50% 2014[6]	$4,975	1,517
FMG Finance Pty Ltd. 10.625% 2016[4]	1,500	1,447
Graphic Packaging International, Inc. 8.50% 2011	577	574
Graphic Packaging International, Inc. 9.50% 2017[4]	835	827
Metals USA Holdings Corp. 8.208% 2012[1,5]	1,626	982
Metals USA, Inc. 11.125% 2015	500	413
Associated Materials Inc. 9.75% 2012	800	704
AMH Holdings, Inc. 11.25% 2014	1,000	445
ArcelorMittal 6.125% 2018	1,000	876
Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014	1,207	643
C10 Capital (SPV) Ltd. 6.722% (undated)[1,4]	1,125	577
Algoma Steel Inc., Term Loan B, 2.81% 2013[1,2,3]	701	570
Jefferson Smurfit Corp. (U.S.) 8.25% 2012[6]	135	51
Jefferson Smurfit Corp. (U.S.) 7.50% 2013[6]	355	134
Smurfit-Stone Container Enterprises, Inc. 8.00% 2017[6]	970	364
Domtar Corp. 7.125% 2015	460	386
AEP Industries Inc. 7.875% 2013	375	341
MacDermid 9.50% 2017[4]	370	272
Momentive Performance Materials Inc. 9.75% 2014	500	225
		80,598

HEALTH CARE — 5.34%
HCA Inc., Term Loan B, 2.848% 2013[1,2,3]	6,067	5,494
HCA Inc. 9.125% 2014	2,145	2,129
HCA Inc. 9.625% 2016[1,5]	2,382	2,364
HCA Inc. 8.50% 2019[4]	7,030	6,924
Tenet Healthcare Corp. 7.375% 2013	2,750	2,489
Tenet Healthcare Corp. 9.00% 2015[4]	375	380
Tenet Healthcare Corp. 9.25% 2015	1,355	1,247
Tenet Healthcare Corp. 10.00% 2018[4]	375	396
Tenet Healthcare Corp. 8.875% 2019[4]	7,180	7,252
HealthSouth Corp., Term Loan B, 2.57% 2013[1,2,3]	3,883	3,641
HealthSouth Corp. 7.218% 2014[1]	1,640	1,505
HealthSouth Corp. 10.75% 2016	6,380	6,444
Bausch & Lomb Inc. 9.875% 2015	9,780	9,389
Elan Finance PLC and Elan Finance Corp. 4.883% 2011[1]	1,000	880
Elan Finance PLC and Elan Finance Corp. 7.75% 2011	1,500	1,395
Elan Finance PLC and Elan Finance Corp. 4.793% 2013[1]	4,520	3,548
Elan Finance PLC and Elan Finance Corp. 8.875% 2013	2,700	2,484
VWR Funding, Inc. 10.25% 2015[1,5]	6,210	4,937
PTS Acquisition Corp. 9.50% 2015[1,5]	5,345	2,813
Surgical Care Affiliates, Inc. 9.625% 2015[1,4,5]	1,950	1,511
Surgical Care Affiliates, Inc. 10.00% 2017[4]	1,825	1,277
Coventry Health Care, Inc. 5.875% 2012	1,000	957
Coventry Health Care, Inc. 5.95% 2017	1,000	785
Team Finance LLC and Health Finance Corp. 11.25% 2013	1,485	1,526
Warner Chilcott Corp. 8.75% 2015	1,463	1,463
Viant Holdings Inc. 10.125% 2017[4]	1,842	1,455
Valeant Pharmaceuticals 8.375% 2016[4]	1,165	1,162
Mylan Inc., Term Loan B, 3.875% 2014[1,2,3]	1,062	1,028
Symbion Inc. 11.75% 2015[1,5]	1,499	997
Boston Scientific Corp. 5.45% 2014	225	208
Boston Scientific Corp. 7.00% 2035	400	326
		78,406

INFORMATION TECHNOLOGY — 4.87%
NXP BV and NXP Funding LLC 3.881% 2013[1]	3,300	1,332
NXP BV and NXP Funding LLC 4.185% 2013[1]	€2,997	1,618
NXP BV and NXP Funding LLC 7.875% 2014	$9,180	4,223
NXP BV and NXP Funding LLC 8.625% 2015	€3,250	1,618
NXP BV and NXP Funding LLC 9.50% 2015	$12,145	4,342
First Data Corp., Term Loan B2, 3.065% 2014[1,2,3]	8,857	6,700
First Data Corp. 9.875% 2015[4]	2,800	2,002
First Data Corp. 9.875% 2015	1,350	965
Sanmina-SCI Corp. 6.75% 2013	4,300	3,354
Sanmina-SCI Corp. 3.379% 2014[1,4]	1,000	825
Sanmina-SCI Corp. 8.125% 2016	5,400	3,962
SunGard Data Systems Inc. 9.125% 2013	8,160	7,752
Freescale Semiconductor, Inc., Term Loan B, 2.07% 2013[1,2,3]	1,539	1,130
Freescale Semiconductor, Inc. 4.504% 2014[1]	175	67
Freescale Semiconductor, Inc. 8.875% 2014	1,925	982
Freescale Semiconductor, Inc., Term Loan B, 12.50% 2014[2,3]	4,747	4,141
Freescale Semiconductor, Inc. 10.125% 2016	238	82
Hughes Communications, Inc. 9.50% 2014	6,150	6,027
Ceridian Corp. 11.25% 2015	6,400	5,384
Serena Software, Inc. 10.375% 2016	5,975	4,780
Jabil Circuit, Inc. 5.875% 2010	875	862
Jabil Circuit, Inc. 8.25% 2018	2,270	2,054
Celestica Inc. 7.875% 2011	2,275	2,286
Celestica Inc. 7.625% 2013	275	270
Xerox Corp. 7.125% 2010	1,250	1,291
Xerox Corp. 7.625% 2013	1,000	1,008
Sensata Technologies BV 8.00% 2014[1]	2,695	1,338
Electronic Data Systems Corp., Series B, 6.00% 2013[1]	1,000	1,093
		71,488

CONSUMER STAPLES — 3.98%
Stater Bros. Holdings Inc. 8.125% 2012	5,175	5,123
Stater Bros. Holdings Inc. 7.75% 2015	5,800	5,597
SUPERVALU INC., Term Loan B, 1.56% 2012[1,2,3]	274	261
SUPERVALU INC. 7.50% 2012	340	338
Albertson’s, Inc. 7.25% 2013	460	444
SUPERVALU INC. 8.00% 2016	6,500	6,338
Albertson’s, Inc. 8.00% 2031	3,575	3,083
Altria Group, Inc. 9.70% 2018	1,500	1,722
Altria Group, Inc. 9.25% 2019	2,000	2,250
Altria Group, Inc. 10.20% 2039	3,000	3,554
Constellation Brands, Inc. 8.375% 2014	1,250	1,259
Constellation Brands, Inc. 7.25% 2017	4,770	4,436
Smithfield Foods, Inc. 10.00% 2014[4]	3,000	2,977
Smithfield Foods, Inc. 7.75% 2017	3,525	2,582
Tyson Foods, Inc. 10.50% 2014[4]	3,775	4,115
Dole Food Co., Inc. 7.25% 2010	600	594
Dole Food Co., Inc. 8.875% 2011	3,258	3,193
Vitamin Shoppe Industries Inc. 8.383% 2012[1]	3,030	2,916
Cott Beverages Inc. 8.00% 2011	2,550	2,384
Duane Reade Inc. 5.129% 2010[1]	750	699
Duane Reade Inc. 9.75% 2011	1,015	868
H.J. Heinz Co. 15.59% 2011[1,4]	1,200	1,502
Ingles Markets Inc. 8.875% 2017[4]	1,475	1,457
Elizabeth Arden, Inc. 7.75% 2014	850	740
		58,432

ENERGY — 3.86%
Williams Companies, Inc. 3.208% 2010[1,4]	1,500	1,420
Williams Companies, Inc. 6.375% 2010[4]	1,000	1,000
Williams Companies, Inc. 8.125% 2012	1,900	1,970
Williams Companies, Inc. 8.75% 2020[4]	2,750	2,872
Williams Companies, Inc. 7.875% 2021	250	247
Transcontinental Gas Pipe Line Corp. 7.25% 2026	975	990
Williams Companies, Inc. 8.75% 2032	3,300	3,325
Petroplus Finance Ltd. 6.75% 2014[4]	6,400	5,536
Petroplus Finance Ltd. 7.00% 2017[4]	5,900	4,926
Williams Partners L.P. and Williams Partners Finance Corp. 7.50% 2011	3,825	3,836
Williams Partners L.P. and Williams Partners Finance Corp. 7.25% 2017	5,525	5,049
Kinder Morgan Energy Partners LP 9.00% 2019	880	1,002
Kinder Morgan Energy Partners LP 6.85% 2020	2,405	2,470
Forest Oil Corp. 8.50% 2014[4]	1,150	1,136
Forest Oil Corp. 7.25% 2019	2,500	2,250
Drummond Co., Inc. 7.375% 2016[4]	4,445	3,267
Gaz Capital SA 7.288% 2037[4]	4,000	3,020
Enterprise Products Operating LP 7.034% 2068[1]	4,065	3,002
TEPPCO Partners LP 7.00% 2067[1]	3,725	2,803
TransCanada PipeLines Ltd. 6.35% 2067[1]	2,715	1,890
Enbridge Inc. 5.60% 2017	1,875	1,841
Premcor Refining Group Inc. 6.75% 2011	1,150	1,183
Energy Transfer Partners, LP 9.70% 2019	620	713
Enbridge Energy Partners, LP 9.875% 2019	500	581
Newfield Exploration Co. 7.625% 2011	250	252
		56,581

MORTGAGE-BACKED OBLIGATIONS[2] — 1.12%
American Tower Trust I, Series 2007-1A, Class E, 6.249% 2037[4]	1,750	1,346
American Tower Trust I, Series 2007-1A, Class F, 6.639% 2037[4,8]	6,050	5,112
Crown Castle Towers LLC, Series 2006-1, Class F, 6.650% 2036[4,8]	4,600	4,508
Crown Castle Towers LLC, Series 2006-1, Class G, 6.795% 2036[4,8]	700	686
SBA CMBS Trust, Series 2006-1A, Class F, 6.709% 2036[4,8]	235	209
SBA CMBS Trust, Series 2006-1A, Class G, 6.904% 2036[4,8]	2,235	1,967
SBA CMBS Trust, Series 2006-1A, Class H, 7.389% 2036[4,8]	1,235	1,087
SBA CMBS Trust, Series 2006-1A, Class J, 7.825% 2036[4,8]	1,235	1,087
Countrywide Alternative Loan Trust, Series 2007-14T2, Class A-4, 0.664% 2037[1]	1,273	443
		16,445

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 0.36%
Panama (Republic of) Global 7.125% 2026	310	322
Panama (Republic of) Global 9.375% 2029	130	164
Panama (Republic of) Global 6.70% 2036[2]	1,522	1,484
Brazilian Treasury Bill 6.00% 2045[8,10]	BRL3,645	1,736
Colombia (Republic of) Global 10.75% 2013	$500	608
Colombia (Republic of) Global 12.00% 2015	COP780,000	418
Argentina (Republic of) 5.83% 2033[2,5,8,10]	ARS4,574	466
Argentina (Republic of) GDP-Linked 2035	5,935	67
Egypt (Arab Republic of) 11.50% 2011	EGP125	24
		5,289

BONDS & NOTES OF U.S. GOVERNMENT — 0.16%
U.S. Treasury 6.00% 2026	$2,000	2,413

Total bonds, notes & other debt instruments (cost: $1,302,240,000)		1,134,347

	Shares or
Convertible securities — 0.74%	principal amount

CONSUMER DISCRETIONARY — 0.33%
Saks Inc. 7.50% convertible notes 2013[4]	$2,760,000	2,895
Beazer Homes USA, Inc. 4.625% convertible notes 2024	$3,360,000	2,024
		4,919

INFORMATION TECHNOLOGY — 0.10%
Advanced Micro Devices, Inc. 5.75% convertible notes 2012	$2,300,000	1,426

FINANCIALS — 0.08%
Citigroup Inc., Series J-1, 7.00% noncumulative convertible preferred[8]	30,000	1,234

MISCELLANEOUS — 0.23%
Other convertible securities in initial period of acquisition		3,380

Total convertible securities (cost: $12,089,000)		10,959

		Value
Preferred stocks — 0.99%	Shares	(000)

FINANCIALS — 0.99%
JPMorgan Chase & Co., Series I, 7.90%[1]	4,985,000	4,375
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital securities[4]	160,000	3,565
PNC Financial Services Group, Inc., Series K, 8.25%[1]	2,000,000	1,679
PNC Preferred Funding Trust I 6.517%[1,4]	1,000,000	540
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative[1,4]	4,200,000	1,721
ILFC E-Capital Trust II 6.25%[1,4]	2,000,000	770
SMFG Preferred Capital USD 3 Ltd. 9.50%[1,4]	395,000	387
SMFG Preferred Capital USD 1 Ltd. 6.078%[1,4]	300,000	241
General Motors Corp. 9.00%[4]	1,158	498
Wells Fargo Capital XV 9.75%[1]	500,000	484
Fannie Mae, Series O, 7.00%[1,4]	86,522	156
Freddie Mac, Series Z, 8.375%[11]	60,000	70
IndyMac Bancorp, Inc., Series A, 8.50% noncumulative[4,11]	246,000	2

Total preferred stocks (cost: $25,605,000)		14,488

Common stocks — 0.76%

CONSUMER DISCRETIONARY — 0.16%
Ford Motor Co.[11]	342,877	2,081
Time Warner Cable Inc.[11]	5,764	183
Adelphia Recovery Trust, Series Arahova[11]	388,601	97
Adelphia Recovery Trust, Series ACC-1[11]	449,306	9
Adelphia Recovery Trust, Series ACC-6B8,11	1,000,000	5
Radio One, Inc., Class A11	17,000	12
Radio One, Inc., Class D, nonvoting[11]	34,000	8
ACME Communications, Inc.[11]	13,100	4
Mobile Travel Guide, Inc.[8,9,11]	7,285	1
American Media Operations, Inc.[4,8,11]	84,516	1
		2,401

TELECOMMUNICATION SERVICES — 0.07%
Sprint Nextel Corp., Series 1[11]	127,382	613
Embarq Corp.	6,369	268
American Tower Corp., Class A11	3,522	111
XO Holdings, Inc.[11]	651	—
		992

INDUSTRIALS — 0.06%
Delta Air Lines, Inc.[11]	152,990	886

INFORMATION TECHNOLOGY — 0.03%
ZiLOG, Inc.[11]	153,000	364
HSW International, Inc.[8,9,11]	22,356	4
		368

HEALTH CARE — 0.00%
Clarent Hospital Corp.[8,11]	80,522	4

MISCELLANEOUS — 0.44%
Other common stocks in initial period of acquisition		6,518

Total common stocks (cost: $14,808,000)		11,169

		Value
Rights & warrants — 0.00%	Shares	(000)

TELECOMMUNICATION SERVICES — 0.00%
XO Holdings, Inc., Series A, warrants, expire 2010[11]	1,305	$—
XO Holdings, Inc., Series C, warrants, expire 2010[8,11]	978	—
XO Holdings, Inc., Series B, warrants, expire 2010[11]	978	—
GT Group Telecom Inc., warrants, expire 2010[4,8,11]	4,000	—
		—

INDUSTRIALS — 0.00%
Atrium Corp., warrants, expire 2018[4,8,11]	691	—

Total rights & warrants (cost: $208,000)		—

	Principal amount
Short-term securities — 20.13%	(000)

Federal Home Loan Bank 0.16%–0.35% due 7/1–8/26/2009	$54,100	54,090
Freddie Mac 0.15%–0.20% due 8/31–9/28/2009	34,900	34,880
Hewlett-Packard Co. 0.18% due 7/1/2009[4]	25,000	25,000
Medtronic Inc. 0.19%–0.20% due 7/7–7/29/2009[4]	20,000	19,998
U.S. Treasury Bills 0.185%–0.20% due 7/2–9/24/2009	18,900	18,895
Pfizer Inc 0.18% due 8/11/2009[4]	18,500	18,496
Abbott Laboratories 0.22% due 8/24/2009[4]	14,410	14,404
Jupiter Securitization Co., LLC 0.25% due 7/8/2009[4]	12,300	12,299
Paccar Financial Corp. 0.35% due 7/23/2009	12,100	12,097
Merck & Co. Inc. 0.20% due 7/22/2009	10,400	10,399
Yale University 0.20% due 8/4/2009	10,000	9,998
NetJets Inc. 0.20% due 9/8/2009[4]	10,000	9,996
Private Export Funding Corp. 0.25% due 8/13/2009[4]	9,700	9,698
E.I. duPont de Nemours and Co. 0.22% due 7/14/2009[4]	8,500	8,499
Harvard University 0.20% due 7/15/2009	6,900	6,899
General Electric Capital Corp., FDIC insured, 0.23% due 7/28/2009	6,700	6,699
Fannie Mae 0.16% due 7/20/2009	6,600	6,599
Procter & Gamble International Funding S.C.A. 0.19% due 8/3/2009[4]	6,300	6,299
PepsiCo Inc. 0.18% due 7/13/2009[4]	6,200	6,200
United Parcel Service Inc. 0.14% due 7/6/2009[4]	4,000	4,000

Total short-term securities (cost: $295,447,000)		295,445

Total investment securities (cost: $1,650,397,000)		1,466,408
Other assets less liabilities		1,278

Net assets		$1,467,686

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Coupon rate may change periodically.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]
Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $85,972,000, which represented 5.86% of the net assets of the fund.

[4]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $424,570,000, which represented 28.93% of the net assets of the fund.

[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[6]	Scheduled interest and/or principal payment was not received.
[7]	Step bond; coupon rate will increase at a later date.
[8]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $27,694,000, which represented 1.89% of the net assets of the fund.
[9]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Gray Television Inc., Series D, 15.00% (undated)	6/26/2008–7/15/2008	$5,225	$1,380	.09%
HSW International, Inc.	12/17/2007	69	4	.00
Mobile Travel Guide, Inc.	12/17/2007	2	1	.00

Total restricted securities		$5,296	$1,385	.09%

[10]	Index-linked bond whose principal amount moves with a government retail price index.
[11]	Security did not produce income during the last 12 months.

Key to abbreviations and symbols

ARS = Argentine pesos
BRL = Brazilian reais
COP = Colombian pesos
EGP = Egyptian pounds
€ = Euros
£ = British pounds

U.S. Government/AAA-Rated Securities Fund
Investment portfolio

June 30, 2009
unaudited

Bonds, notes & other debt instruments — 96.70%	Principal amount (000)	Value (000)

MORTGAGE-BACKED OBLIGATIONS — 47.62%
Federal agency mortgage-backed obligations[1] — 45.40%
Fannie Mae 12.00% 2015	$40	$46
Fannie Mae 9.00% 2018	16	18
Fannie Mae 10.00% 2018	70	79
Fannie Mae 4.50% 2020	6,263	6,501
Fannie Mae 4.50% 2020	2,362	2,452
Fannie Mae 6.00% 2021	2,973	3,157
Fannie Mae 6.00% 2021	237	252
Fannie Mae 6.00% 2021	82	87
Fannie Mae 5.00% 2023	8,908	9,233
Fannie Mae 5.50% 2023	7,828	8,207
Fannie Mae 4.00% 2024	20,515	20,550
Fannie Mae 4.00% 2024	19,924	19,958
Fannie Mae 4.00% 2024	11,852	11,876
Fannie Mae 4.00% 2024	10,805	10,823
Fannie Mae 4.00% 2024	9,888	9,908
Fannie Mae 4.00% 2024	9,270	9,289
Fannie Mae 4.00% 2024	8,856	8,874
Fannie Mae 4.00% 2024	5,933	5,944
Fannie Mae 4.50% 2024	19,864	20,296
Fannie Mae 4.50% 2024	17,289	17,665
Fannie Mae 6.00% 2027	5,437	5,718
Fannie Mae 8.50% 2027	70	77
Fannie Mae 8.50% 2027	52	57
Fannie Mae 5.00% 2028	4,372	4,483
Fannie Mae 6.50% 2028	4,385	4,681
Fannie Mae 4.00% 2029	19,813	19,507
Fannie Mae 7.50% 2029	21	23
Fannie Mae 7.50% 2031	155	170
Fannie Mae 7.50% 2031	53	58
Fannie Mae 7.50% 2031	20	21
Fannie Mae 7.50% 2031	9	10
Fannie Mae 5.50% 2033	12,715	13,192
Fannie Mae 6.50% 2034	7,661	8,205
Fannie Mae 4.458% 2035[2]	1,486	1,531
Fannie Mae 4.50% 2035	9,377	9,393
Fannie Mae 5.00% 2035	2,623	2,679
Fannie Mae 5.50% 2035	9,922	10,288
Fannie Mae 5.50% 2035	1,406	1,458
Fannie Mae 6.50% 2035	923	991
Fannie Mae 5.00% 2036	2,537	2,591
Fannie Mae 5.506% 2036[2]	2,343	2,461
Fannie Mae 6.00% 2036	1,620	1,698
Fannie Mae 6.50% 2036	3,205	3,407
Fannie Mae 5.00% 2037	4,331	4,417
Fannie Mae 5.326% 2037[2]	3,374	3,526
Fannie Mae 5.617% 2037[2]	1,078	1,132
Fannie Mae 5.847% 2037[2]	1,664	1,749
Fannie Mae 6.00% 2037	2,266	2,374
Fannie Mae 6.00% 2037	1,286	1,340
Fannie Mae 6.00% 2037	968	1,014
Fannie Mae 6.013% 2037[2]	985	1,035
Fannie Mae 6.33% 2037[2]	3,975	4,178
Fannie Mae 6.50% 2037	10,340	11,028
Fannie Mae 6.50% 2037	5,802	6,188
Fannie Mae 6.50% 2037	4,562	4,849
Fannie Mae 6.50% 2037	4,286	4,555
Fannie Mae 6.50% 2037	4,026	4,294
Fannie Mae 6.50% 2037	2,491	2,657
Fannie Mae 6.50% 2037	2,299	2,460
Fannie Mae 6.50% 2037	1,532	1,628
Fannie Mae 7.00% 2037	6,448	6,980
Fannie Mae 7.00% 2037	3,711	4,018
Fannie Mae 7.00% 2037	1,578	1,708
Fannie Mae 7.00% 2037	1,290	1,383
Fannie Mae 7.00% 2037	1,271	1,375
Fannie Mae 7.00% 2037	1,157	1,259
Fannie Mae 4.443% 2038[2]	1,588	1,640
Fannie Mae 4.542% 2038[2]	602	622
Fannie Mae 5.00% 2038	8,973	9,149
Fannie Mae 5.208% 2038[2]	2,269	2,366
Fannie Mae 5.452% 2038[2]	4,358	4,569
Fannie Mae 5.50% 2038	4,443	4,597
Fannie Mae 6.00% 2038	2,727	2,847
Fannie Mae 6.50% 2038	8,837	9,428
Fannie Mae 6.50% 2038	7,494	7,993
Fannie Mae 6.50% 2038	3,597	3,837
Fannie Mae 4.50% 2039	9,786	9,783
Fannie Mae 5.00% 2039	15,000	15,274
Fannie Mae 6.50% 2039	19,345	20,605
Fannie Mae 6.488% 2047[2]	4,483	4,711
Fannie Mae, Series 2001-4, Class GB, 10.195% 2018[2]	285	323
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	1,234	1,271
Fannie Mae, Series 2001-4, Class GA, 10.095% 2025[2]	97	110
Fannie Mae, Series 2001-4, Class NA, 11.844% 2025[2]	223	251
Fannie Mae, Series 2002-W7, Class A-5, 7.50% 2029	363	392
Fannie Mae, Series 2001-20, Class C, 12.01% 2031[2]	144	166
Fannie Mae, Series 2005-29, Class AK, 4.50% 2035	1,347	1,380
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036	1,490	1,244
Fannie Mae, Series 2006-96, Class MO, principal only, 0% 2036	1,080	901
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	3,887	4,039
Fannie Mae, Series 2007-40, Class PT, 5.50% 2037	1,683	1,784
Fannie Mae, Series 2007-24, Class P, 6.00% 2037	1,634	1,719
Fannie Mae, Series 1999-T2, Class A-1, 7.50% 2039[2]	381	416
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	369	395
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	351	378
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041	453	490
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042	63	68
Freddie Mac 7.00% 2015	30	32
Freddie Mac 8.50% 2018	—	—
Freddie Mac 11.00% 2018	21	24
Freddie Mac 4.50% 2019	4,936	5,117
Freddie Mac 4.50% 2023	9,277	9,478
Freddie Mac 5.00% 2023	5,029	5,209
Freddie Mac 5.00% 2023	3,420	3,542
Freddie Mac 5.00% 2023	618	640
Freddie Mac 5.00% 2023	522	541
Freddie Mac 5.00% 2023	264	273
Freddie Mac 5.50% 2023	23,975	25,129
Freddie Mac 6.00% 2023	5,181	5,497
Freddie Mac 4.00% 2024	34,379	34,422
Freddie Mac 4.50% 2024	14,882	15,202
Freddie Mac 4.50% 2024	4,710	4,812
Freddie Mac 6.00% 2026	4,890	5,139
Freddie Mac 6.00% 2027	9,673	10,165
Freddie Mac 4.629% 2035[2]	2,623	2,724
Freddie Mac 5.876% 2036[2]	12,418	13,051
Freddie Mac 6.00% 2036	3,815	4,001
Freddie Mac 6.00% 2036	2,294	2,401
Freddie Mac 4.766% 2037[2]	1,016	1,052
Freddie Mac 5.452% 2037[2]	2,372	2,478
Freddie Mac 5.682% 2037[2]	1,541	1,612
Freddie Mac 5.973% 2037[2]	1,033	1,084
Freddie Mac 6.00% 2037	3,630	3,810
Freddie Mac 6.00% 2037	2,868	3,011
Freddie Mac 6.00% 2037	2,431	2,544
Freddie Mac 6.00% 2037	2,371	2,490
Freddie Mac 6.00% 2037	2,294	2,401
Freddie Mac 6.00% 2037	1,597	1,677
Freddie Mac 6.055% 2037[2]	805	846
Freddie Mac 6.247% 2037[2]	1,496	1,571
Freddie Mac 6.316% 2037[2]	1,155	1,213
Freddie Mac 6.50% 2037	6,780	7,216
Freddie Mac 4.663% 2038[2]	1,714	1,770
Freddie Mac 4.811% 2038[2]	4,620	4,765
Freddie Mac 4.968% 2038[2]	450	467
Freddie Mac 5.00% 2038	2,922	2,976
Freddie Mac 5.50% 2038	4,741	4,912
Freddie Mac 5.50% 2038	4,578	4,736
Freddie Mac 5.527% 2038[2]	1,750	1,832
Freddie Mac 6.00% 2038	16,325	17,087
Freddie Mac 6.00% 2038	11,027	11,562
Freddie Mac 6.50% 2038	14,173	15,085
Freddie Mac 6.50% 2038	7,392	7,868
Freddie Mac 6.50% 2038	7,082	7,538
Freddie Mac 6.50% 2038	5,050	5,375
Freddie Mac 6.50% 2038	1,228	1,307
Freddie Mac 5.00% 2039	16,320	16,598
Freddie Mac 6.50% 2039	10,475	11,146
Freddie Mac, Series K003, Class A2, 3.607% 2014[3]	3,500	3,547
Freddie Mac, Series 2356, Class GD, 6.00% 2016	1,339	1,421
Freddie Mac, Series 1567, Class A, 0.775% 2023[2]	309	289
Freddie Mac, Series 3061, Class PN, 5.50% 2035	506	534
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036	1,573	1,312
Freddie Mac, Series 3171, Class MO, principal only, 0% 2036	1,512	1,248
Freddie Mac, Series 3257, Class PA, 5.50% 2036	1,637	1,712
Freddie Mac, Series 3233, Class PA, 6.00% 2036	1,540	1,623
Freddie Mac, Series 3312, Class PA, 5.50% 2037	6,854	7,128
Government National Mortgage Assn. 9.50% 2009	3	3
Government National Mortgage Assn. 9.50% 2020	50	57
Government National Mortgage Assn. 8.50% 2021	75	84
Government National Mortgage Assn. 8.50% 2023	124	139
Government National Mortgage Assn. 4.50% 2024	19,182	19,870
Government National Mortgage Assn. 6.00% 2037	3,104	3,240
Government National Mortgage Assn. 5.00% 2038	31,972	32,577
Government National Mortgage Assn. 5.50% 2038	14,178	14,652
Government National Mortgage Assn. 5.50% 2038	8,493	8,777
Government National Mortgage Assn. 5.50% 2038	8,188	8,477
Government National Mortgage Assn. 5.50% 2038	6,464	6,692
Government National Mortgage Assn. 5.50% 2038	3,073	3,182
Government National Mortgage Assn. 6.00% 2038	19,039	19,856
Government National Mortgage Assn. 6.00% 2038	8,902	9,291
Government National Mortgage Assn. 6.00% 2038	5,743	6,001
Government National Mortgage Assn. 6.00% 2038	5,461	5,652
Government National Mortgage Assn. 6.00% 2038	3,977	4,156
Government National Mortgage Assn. 6.00% 2038	581	606
Government National Mortgage Assn. 6.50% 2038	15,868	16,855
Government National Mortgage Assn. 6.50% 2038	2,145	2,278
Government National Mortgage Assn. 4.50% 2039	7,000	6,984
Government National Mortgage Assn. 6.172% 2058[3]	323	335
Government National Mortgage Assn. 6.22% 2058[3]	3,658	3,805
Government National Mortgage Assn., Series 2003, 6.116% 2058[3]	1,675	1,738
		935,358

Commercial mortgage-backed securities[1] — 2.02%
Fannie Mae, Series 2000-T5, Class B, 7.30% 2010	2,000	2,089
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012	6,750	6,991
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-5, 5.224% 2037[2]	5,000	4,054
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 2037[2]	1,000	849
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 2037[4]	4,500	4,182
Wachovia Bank Commercial Mortgage Trust, Series 2004-C12, Class M-AD, 5.439% 2041[2,4]	2,635	2,818
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A-7, 5.118% 2042[2]	500	423
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A-PB, 5.446% 2045	1,000	900
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C2, Class A-1, 4.326% 2034	608	605
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	479	451
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-PM1, Class A-2, 4.262% 2040	493	491
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A-4A, 4.936% 2042[2]	1,000	851
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CIBC14, Class A-4, 5.481% 2044[2]	1,500	1,236
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	983	1,007
CS First Boston Mortgage Securities Corp., Series 2005-C5, Class A-AB, 5.10% 2038[2]	1,000	942
CS First Boston Mortgage Securities Corp., Series 2006-C1, Class A-AB, 5.681% 2039[2]	500	452
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 2040[2]	1,000	803
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-M, 5.23% 2040[2]	565	351
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	2,199	2,238
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	1,181	1,217
GMAC Commercial Mortgage Securities, Inc., Series 2005-C1, Class A-M, 4.754% 2043	500	404
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035	1,416	1,443
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035[4]	1,000	990
GE Commercial Mortgage Corp., Series 2005-C2, Class A-4, 4.978% 2043[2]	500	432
GE Commercial Mortgage Corp., Series 2006-C1, Class A-AB, 5.515% 2044[2]	600	546
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PWR13, Class A-4, 5.54% 2041	1,100	944
COBALT CMBS Commerical Mortgage Trust, Series 2006-C1, Class A-2, 5.174% 2048	1,000	900
LB-UBS Commercial Mortgage Trust, Series 2001-C7, Class A-3, 5.642% 2025	163	167
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2025	426	433
LB-UBS Commercial Mortgage Trust, Series 2002-C4, Class A-2, 4.023% 2026	274	274
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% (undated)[2]	1,000	712
SBA CMBS Trust, Series 2005-1, Class A, 5.369% 2035[3,4]	600	576
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class AM, 5.441% 2044[2]	500	327
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-1, 5.585% 2034	217	218
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-1, 6.08% 2035	110	111
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-1, 6.079% 2033	53	53
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-3, 6.16% 2035	22	22
		41,502

Collateralized mortgage-backed obligations (privately originated)[1] — 0.20%
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.346% 2027[2,4]	380	273
Structured Asset Securities Corp., Series 1998-RF1, Class A, 8.56% 2027[2,4]	614	539
Structured Asset Securities Corp., Series 1999-RF1, Class A, 7.735% 2028[2,4]	315	299
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.65% 2035[2]	2,000	1,085
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-2, Class 5-A-1, 6.00% 2036[2]	1,805	888
Ocwen Residential MBS Corp., Series 1998-R1, Class AWAC, 1.121% 2040[2,4]	993	621
Countrywide Alternative Loan Trust, Series 2005-40CB, Class A-1, 5.50% 2035	628	408
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033	94	79
		4,192

Total mortgage-backed obligations		981,052

U.S. TREASURY BONDS & NOTES — 36.69%
U.S. Treasury 1.25% 2010	5,000	5,037
U.S. Treasury 2.00% 2010	5,000	5,087
U.S. Treasury 5.75% 2010	5,000	5,289
U.S. Treasury 0.875% 2011	5,000	5,003
U.S. Treasury 1.125% 2011	15,000	14,927
U.S. Treasury 5.125% 2011	5,000	5,394
U.S. Treasury 1.375% 2012	2,000	1,996
U.S. Treasury 1.875% 2013[3,5]	3,483	3,576
U.S. Treasury 3.125% 2013	83,425	86,443
U.S. Treasury 3.375% 2013	15,000	15,722
U.S. Treasury 3.625% 2013	10,000	10,581
U.S. Treasury 2.25% 2014	67,500	66,604
U.S. Treasury 2.00% 2014[3,5]	5,656	5,790
U.S. Treasury 2.00% 2014[3,5]	6,058	6,209
U.S. Treasury 4.00% 2014	18,500	19,804
U.S. Treasury 4.25% 2015	44,500	47,716
U.S. Treasury 9.875% 2015	3,000	4,196
U.S. Treasury 11.25% 2015	10,000	14,429
U.S. Treasury 2.375% 2016	6,000	5,719
U.S. Treasury 2.625% 2016	10,000	9,707
U.S. Treasury 3.25% 2016	23,000	23,097
U.S. Treasury 5.125% 2016	32,225	36,150
U.S. Treasury 7.50% 2016	12,500	15,960
U.S. Treasury 4.625% 2017	25,750	28,025
U.S. Treasury 8.875% 2017	28,190	39,010
U.S. Treasury 3.50% 2018	16,750	16,836
U.S. Treasury 3.875% 2018	13,000	13,399
U.S. Treasury 4.00% 2018	7,000	7,262
U.S. Treasury 2.75% 2019	28,500	26,697
U.S. Treasury 3.125% 2019	61,750	59,719
U.S. Treasury 8.125% 2019	50,915	69,865
U.S. Treasury 8.50% 2020	11,350	15,972
U.S. Treasury 7.125% 2023	11,500	15,040
U.S. Treasury 5.25% 2028	5,000	5,627
U.S. Treasury 6.25% 2030	5,000	6,343
U.S. Treasury 4.50% 2036	26,600	27,431
U.S. Treasury 4.50% 2038	6,500	6,715
U.S. Treasury Principal Strip 0% 2019	5,000	3,450
		755,827

FEDERAL AGENCY BONDS & NOTES — 9.57%
Federal Home Loan Bank 2.50% 2009	1,000	1,004
Federal Home Loan Bank 2.56% 2009	3,000	3,007
Federal Home Loan Bank 3.375% 2010	3,000	3,102
Federal Home Loan Bank 2.25% 2012	4,500	4,556
Federal Home Loan Bank 3.625% 2013	17,250	17,852
Federal Home Loan Bank 5.375% 2016	13,250	14,656
Federal Home Loan Bank 5.375% 2016	2,025	2,234
Federal Home Loan Bank 5.00% 2017	1,000	1,084
Federal Home Loan Bank 4.75% 2018	2,325	2,477
Freddie Mac 2.875% 2010	3,000	3,088
Freddie Mac 2.50% 2014	4,000	3,933
Freddie Mac 3.00% 2014	7,250	7,274
Freddie Mac 5.50% 2016	5,000	5,587
Fannie Mae 3.625% 2011	5,000	5,244
Fannie Mae 6.125% 2012	3,000	3,350
Fannie Mae 2.50% 2014	5,250	5,153
Fannie Mae 5.375% 2017	5,000	5,554
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp. 2.10% 2012	2,500	2,508
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp. 2.375% 2012	6,750	6,817
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp., Series L, 3.125% 2012	2,750	2,836
Federal Farm Credit Banks, Consolidated Systemwide Designated Bonds, 2.125% 2012	7,000	7,022
Federal Farm Credit Banks, Consolidated Systemwide Designated Bonds, 2.625% 2014	5,000	4,904
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 3.00% 2011	2,750	2,833
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.20% 2012	5,000	5,024
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.25% 2012	3,750	3,784
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 3.125% 2011	2,750	2,842
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 2.20% 2012	6,000	6,047
Small Business Administration, Series SBIC-PS 2006-10A, Participating Securities, 5.408% 2016	3,682	3,874
Small Business Administration, Series 2001-20K, 5.34% 2021[1]	615	646
Small Business Administration, Series 2001-20J, 5.76% 2021[1]	484	513
Small Business Administration, Series 2001-20F, 6.44% 2021[1]	1,280	1,375
Small Business Administration, Series 2003-20B, 4.84% 2023[1]	2,115	2,196
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.125% 2012	3,400	3,411
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.125% 2012	3,000	3,015
United States Government Agency-Guaranteed (FDIC insured), Morgan Stanley 1.95% 2012	3,300	3,294
United States Government Agency-Guaranteed (FDIC insured), Morgan Stanley 2.25% 2012	3,000	3,028
United States Government Agency-Guaranteed (FDIC insured), John Deere Capital Corp. 2.875% 2012	6,000	6,145
United States Government Agency-Guaranteed (FDIC insured), KeyBank NA 3.20% 2012	5,750	5,941
Federal Agricultural Mortgage Corp. 4.875% 2011[4]	2,000	2,125
Federal Agricultural Mortgage Corp. 5.50% 2011[4]	2,000	2,143
Federal Agricultural Mortgage Corp. 5.125% 2017[4]	1,250	1,324
United States Government Agency-Guaranteed (FDIC insured), PNC Funding Corp. 2.30% 2012	5,500	5,544
United States Government Agency-Guaranteed (FDIC insured), GMAC LLC 2.20% 2012	5,000	4,982
United States Government Agency-Guaranteed (FDIC insured), Sovereign Bancorp, Inc. 2.75% 2012	4,100	4,128
United States Government Agency-Guaranteed (FDIC insured), State Street Corp. 2.15% 2012	3,300	3,313
United States Agency for International Development, Republic of Egypt 4.45% 2015	1,000	1,026
United States Agency for International Development, State of Israel, Class 1-A, 5.50% 2023	2,000	2,107
United States Government Agency-Guaranteed (FDIC insured), Goldman Sachs Group, Inc. 3.25% 2012	2,750	2,845
United States Government-Guaranteed Ship Financing Obligations, Rowan Companies, Inc. (Title XI) 5.88% 2012[1]	407	425
		197,172

ASSET-BACKED OBLIGATIONS[1] — 2.37%
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-3, 4.14% 2012	902	919
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-2, 5.03% 2014	5,294	5,505
CPS Auto Receivables Trust, Series 2006-C, Class A-4, XLCA insured, 5.14% 2013[4]	6,080	5,224
CPS Auto Receivables Trust, Series 2007-C, Class A-4, FSA insured, 5.92% 2014[4]	1,000	933
CarMax Auto Owner Trust, Series 2007-2, Class A-4, 5.27% 2012	5,000	5,145
Reliant Energy Transition Bond Company LLC, Series 2001-1, Class A-4, 5.63% 2015	2,000	2,139
CenterPoint Energy Transition Bond Company III, LLC, Series 2008, Class A-1, 4.192% 2020	932	950
CenterPoint Energy Transition Bond Company III, LLC, Series 2008, Class A-2, 5.234% 2023	250	250
Drive Auto Receivables Trust, Series 2006-1, Class A-4, FSA insured, 5.54% 2013[4]	2,469	2,472
John Deere Owner Trust, Series 2008, Class A-4, 4.89% 2015	2,000	1,969
Countryplace Manufactured Housing Contract, Series 2005-1, Class A-3, AMBAC insured, 4.80% 2035[3,4]	2,650	1,935
Massachusetts RRB Special Purpose Trust, Series 2005-1, Class A-4, 4.40% 2015	1,850	1,906
PSE&G Transition Funding II LLC, Series 2005-1, Class A-2, 4.34% 2014	1,730	1,784
West Penn Funding LLC, Transition Bonds, Series 2005-A, Class A-1, 4.46% 2010[4]	1,716	1,742
Washington Mutual Master Note Trust, Series 2007-A4A, Class A-4, 5.20% 2014[4]	1,500	1,557
Ford Credit Auto Owner Trust, Series 2008-A, Class A-4, 4.37% 2012	1,500	1,533
Nissan Auto Receivables Owner Trust, Series 2008-A, Class A-4, 4.28% 2014	1,500	1,533
AEP Texas Central Transitioning Funding II LLC, Secured Transition Bonds, Series A, Class A-3, 5.09% 2017	1,450	1,516
Long Beach Acceptance Auto Receivables Trust, Series 2005-B, Class A-4, FSA insured, 4.522% 2012	1,494	1,509
Consumers Funding LLC, Series 2001-1, Class A-6, 5.76% 2016	1,390	1,489
Prestige Auto Receivables Trust, Series 2007-1, Class A-3, FSA insured, 5.58% 2014[4]	1,500	1,470
Spirit Master Funding LLC, Net-Lease Mortgage Notes, Series 2005-1, Class A-1, AMBAC insured, 5.05% 2023[3,4]	2,040	1,326
FPL Recovery Funding LLC, Series 2007-A, Class A-1, 5.053% 2013	1,258	1,288
World Omni Auto Receivables Trust, Series 2008-A, Class A-4, 4.74% 2013	1,000	1,004
Honda Auto Receivables Owner Trust, Series 2006-2, Class A-4, 5.28% 2012	981	1,003
AMRESCO Residential Securities Corp. Mortgage Loan Trust, Series 1997-2, Class A-7, 7.57% 2027	439	415
Saxon Asset Securities Trust, Series 2002-2, Class AF-5, 6.49% 2031[2]	413	304
		48,820

BONDS & NOTES OF GOVERNMENT AGENCIES OUTSIDE THE U.S. — 0.39%
Nordic Investment Bank, Series C, 5.00% 2017	3,000	3,185
European Investment Bank 4.875% 2017	3,000	3,162
Asian Development Bank 2.75% 2014	1,800	1,770
		8,117

INDUSTRIALS — 0.05%
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013[1,4]	631	632
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023[1,4]	838	430
		1,062

ENERGY — 0.01%
Petroleum Export Ltd., Class A-1, MBIA insured, 4.623% 2010[1,4]	111	109

Total bonds, notes & other debt instruments (cost: $1,969,638,000)		1,992,159

	Principal amount	Value
Short-term securities — 4.90%	(000)	(000)

Abbott Laboratories 0.19%–0.20% due 7/6–8/14/2009[4]	$22,800	$22,797
Pfizer Inc 0.22%–0.26% due 8/4–9/10/2009[4]	19,600	19,592
United Technologies Corp. 0.18% due 7/27/2009[4]	15,600	15,598
Federal Home Loan Bank 0.22% due 9/18/2009	15,300	15,292
NetJets Inc. 0.20% due 8/6/2009[4]	12,600	12,597
General Electric Capital Corp. 0.15% due 7/1/2009	6,400	6,400
PepsiCo Inc. 0.16% due 7/27/2009[4]	4,600	4,600
Bank of America Corp., FDIC insured, 0.22% due 8/4/2009	4,100	4,099

Total short-term securities (cost: $100,976,000)		100,975

Total investment securities (cost: $2,070,614,000)		2,093,134
Other assets less liabilities		(32,938)

Net assets		$2,060,196

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Coupon rate may change periodically.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $28,837,000, which represented 1.40% of the net assets of the fund.
[4]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $108,904,000, which represented 5.29% of the net assets of the fund.

[5]	Index-linked bond whose principal amount moves with a government retail price index.

Cash Management Fund
Investment portfolio

June 30, 2009
unaudited

Short-term securities — 100.34%	Principal amount (000)	Value (000)

FEDERAL AGENCY DISCOUNT NOTES — 41.53%
Federal Home Loan Bank 0.14%–0.22% due 7/8–9/21/2009	$181,550	$181,493
Freddie Mac 0.15%–0.23% due 7/6–9/21/2009	121,900	121,875
Fannie Mae 0.16%–0.20% due 7/20–9/23/2009	100,508	100,487
International Bank for Reconstruction and Development 0.22% due 7/16/2009	19,200	19,198
		423,053

U.S. TREASURIES — 34.08%
U.S. Treasury Bills 0.142%–0.20% due 7/16–9/24/2009	347,300	347,237

CORPORATE SHORT-TERM NOTES — 24.73%
Abbott Laboratories 0.22% due 7/14/2009[1]	25,600	25,598
Chevron Funding Corp. 0.24% due 7/9/2009	25,000	24,998
NetJets Inc. 0.20%–0.21% due 8/6/2009[1]	21,275	21,270
Jupiter Securitization Co., LLC 0.23% due 7/1/2009[1]	20,000	20,000
Microsoft Corp. 0.17% due 7/15/2009[1]	20,000	19,999
Harvard University 0.20%–0.22% due 7/15–7/23/2009	18,615	18,613
Emerson Electric Co. 0.18%–0.20% due 7/16–7/28/2009[1]	18,300	18,298
Total Capital Canada Ltd. 0.17%–0.25% due 7/8–8/25/2009[1]	18,200	18,189
Hewlett-Packard Co. 0.18% due 7/2/2009[1]	16,100	16,100
Private Export Funding Corp. 0.22% due 8/18/2009[1]	16,000	15,995
Pfizer Inc 0.20%–0.21% due 8/4–8/18/2009[1]	14,085	14,082
Nestlé Capital Corp. 0.20% due 8/4–8/25/2009[1]	13,900	13,896
KfW 0.18% due 7/27/2009[1]	12,700	12,699
Denmark (Kingdom of) 0.20% due 8/3/2009	12,200	12,198
		251,935

Total investment securities (cost: $1,022,229,000)		1,022,225
Other assets less liabilities		(3,469)

Net assets		$1,018,756

[1]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $196,126,000, which represented 19.25% of the net assets of the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

American Funds Insurance Series serves as the underlying investment for multiple insurance products, including variable annuity contracts and variable life insurance policies. The funds can only be purchased through insurance products. This material is not an offer of the funds.

MFGEFP-995-0809O-S21443

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS INSURANCE SERIES

By /s/ Michael J. Downer
Michael J. Downer, Executive Vice President and Principal Executive Officer

Date: September 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Michael J. Downer
Michael J. Downer, Executive Vice President and Principal Executive Officer

Date: September 4, 2009

By /s/ Gregory F. Niland
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: September 4, 2009